UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-1027

Name of Registrant: Vanguard World Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: August 31

Date of reporting period: September 1, 2009 – February 28, 2010

Item 1: Reports to Shareholders

Vanguard U.S. Growth Fund

February 28, 2010

Semiannual Report

> Vanguard U.S. Growth Fund’s Investor Shares returned about 8% for the six-month period ended February 28, 2010.

> The fund lagged both the return of its benchmark, the Russell 1000 Growth Index, and the average return of large-capitalization growth funds.

> Stock selection in several sectors, including information technology and financials, stifled the fund’s returns relative to its benchmark.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	6
Fund Profile.	9
Performance Summary.	10
Financial Statements.	11
About Your Fund’s Expenses.	22
Trustees Approve Advisory Agreements.	24
Glossary.	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Six Months Ended February 28, 2010
Total
Returns
Vanguard U.S. Growth Fund
Investor Shares	8.38%
Admiral™ Shares	8.49
Russell 1000 Growth Index	11.32
Large-Cap Growth Funds Average	10.13
Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares are a lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

Your Fund’s Performance at a Glance
August 31, 2009 , Through February 28, 2010
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard U.S. Growth Fund
Investor Shares	$14.83	$15.99	$0.086	$0.000
Admiral Shares	38.41	41.39	0.292	0.000

1

Chairman’s Letter

Dear Shareholder,

After rising dramatically throughout most of 2009, domestic stocks leveled off during the first two months of 2010. For the six-month period ended February 28, 2010, the broad U.S. stock market posted a return of about 10%.

Vanguard U.S. Growth Fund returned about 8% for the first half of its fiscal year, an acceptable result that could have been better. The fund lagged the broad market for the period and also fell behind its benchmark, the Russell 1000 Growth Index, which returned about 11%. The fund’s trailing performance was primarily due to poor stock selection in the financial and information technology sectors of the market.

Stock markets caught their breath at the end of a solid six months
The broad stock market rally seemed to downshift toward the end of the fiscal period, as the investor relief that powered markets higher a year ago gave way to a sober-minded assessment of the prospects for corporate earnings growth.

Smaller-capitalization stocks did a little better than larger-cap stocks, and growth-oriented securities bested their value-oriented counterparts, but the uniformity of returns from different market segments was more striking than the differences.

2

International stocks produced more modest returns. In Europe, the precarious financial health of Greece and of smaller economies such as Portugal and Ireland weighed on the markets. In Asia, the Japanese stock market’s weakness held back results for Asia Pacific indexes. Emerging market stocks continued to outpace those from developed markets.

Yields remained low, but Fed began to unwind rescue programs
The yields of longer-term U.S. Treasury bonds rose during the past six months, while those of the shortest-term securities remained near 0%. Although the Federal Reserve Board expects to keep its target for short-term interest rates close to 0% for “an extended period,” it began to wind down credit programs established during the financial crisis. The Fed’s most dramatic (though largely symbolic) act was to raise the interest rate at its discount window, a lending facility designed to help commercial banks and other depository institutions meet emergency short-term funding needs.

The broad taxable bond market returned 3.19%, with notable strength in corporate bonds. The broad municipal bond market returned 4.13%.

Poor stock selection hindered fund performance
During the six-month period covered in this report, Vanguard U.S. Growth Fund posted positive returns in almost all areas of the market, with the exception of the financial and utilities sectors. Although the fund’s overall performance was respectable in

Market Barometer

			Total Returns
		Periods Ended February 28, 2010
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	9.91%	55.32%	0.77%
Russell 2000 Index (Small-caps)	10.59	63.95	1.16
Dow Jones U.S. Total Stock Market Index	10.23	56.38	1.20
MSCI All Country World Index ex USA (International)	3.83	63.51	4.60

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	3.19%	9.32%	5.36%
Barclays Capital Municipal Bond Index	4.13	9.98	4.50
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.14	2.81

CPI
Consumer Price Index	0.42%	2.14%	2.48%

3

absolute terms, the fund trailed its benchmark by about 3 percentage points for the period.

The U.S. Growth Fund allocated about 12% of its assets to financial stocks, on average, during the period, compared with an index weighting of about 5%. The fund had significant exposure to capital market stocks, including investment firms Goldman Sachs, JPMorgan Chase, and Credit Suisse. These stocks took a hit during the period, as investors continued to be skeptical of big financial institutions.

Information technology stocks accounted for the largest sector weighting in both the fund and index for the period. Technology companies have remained among the U.S. stock market’s top performers since the rally in equities began in March 2009; however, poor stock selection in the sector dampened the fund’s returns. A large exposure to the communications company Qualcomm—which returned –20% for the period—particularly hurt performance. Fortunately, holdings in some of the industry’s top performers, including Apple, Hewlett-Packard, and Google, helped to soften the blow.

Relative to the index, the fund had less of a stake in consumer staples stocks, which also impeded returns. Minimal exposure to food retailers, beverage companies, and household products firms caused the fund to trail its benchmark by more than 1 percentage point in the sector.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
U.S. Growth Fund	0.49%	0.30%	1.37%

The fund expense ratios shown are from the prospectus dated December 28, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended February 28, 2010, the annualized expense ratios were 0.48% for Investor Shares and 0.29% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Large-Cap Growth Funds.

4

On a positive note, the portfolio had strong stock selection in health care and industrials. In health care, the fund’s holdings in biotech companies, including Gilead Sciences and Celgene, boosted returns. These companies saw their stock prices rise as investors’ concerns over changes to the nation’s health care policy began to dissipate. In industrials, the machinery company Danaher, which returned almost 22%, was one of the fund’s leading contributors to performance for the six months.

Long-term performance should always be your focus
After one of the most volatile periods on record, the U.S. financial markets began to rally in March 2009 and stocks made a dramatic comeback. Although stocks have continued to post healthy gains, it’s impossible to know for sure whether the market will continue to climb.

While we can’t control what happens in the financial markets, we can control how we invest our hard-earned money. That’s why, at Vanguard, we urge investors to create and stick with an investment plan that includes a mix of stocks, bonds, and short-term investments that is appropriate for their long-term goals and risk tolerance. Such a well-balanced portfolio can offer some protection during a down market, while also providing an opportunity for long-term growth.

At the end of June, James G. Reilly, an AllianceBernstein portfolio manager who oversees a portion of Vanguard U.S. Growth Fund, plans to retire. We thank Jim for his dedication to the fund’s shareholders. We remain confident that the fund's low-cost, research-intensive approach to large-cap growth stocks can play a useful role in a portfolio.

On another matter, I would like to inform you that as of January 1, 2010, we completed a leadership transition that began in March 2008. I succeeded Jack Brennan as chairman of Vanguard and each of the funds. Jack has agreed to serve as chairman emeritus and senior advisor. Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 11, 2010

5

Advisors’ Report

For the half-year ended February 28, 2010, Vanguard U.S. Growth Fund returned 8.38% for Investor Shares and 8.49% for the lower-cost Admiral Shares. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table below lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies. The advisors have provided the following assessment of the investment environment during the past six months and the notable successes and shortfalls in their portfolios. These comments were prepared on March 16, 2010.

AllianceBernstein L.P.

Portfolio Managers:
James G. Reilly, Executive Vice President

P. Scott Wallace, CFA, Senior Vice President

For the six months ended February 28, U.S. equities gained amid gradually growing investor confidence that an economic recovery was under way. Increased merger-and-acquisition activity also boosted investor sentiment. Growth outperformed value during the reporting period, as investors began to show a more

Vanguard U.S. Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
AllianceBernstein L.P.	66	2,581	Uses a fundamentally based, research-driven approach
			to large-capitalization growth investing. The advisor
			seeks to build a diversified portfolio of successful,
			well-managed companies with sustainable competitive
			advantages and superior prospects for growth not fully
			reflected in relative valuation.
William Blair & Company, LLC	31	1,228	Uses a fundamental investment approach in pursuit of
			superior long-term investment results from
			growth-oriented companies with leadership positions
			and strong market presence.
Cash Investments	3	106	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

6

discriminating attitude toward risk, unlike most of 2009, when investors arbitrarily embraced stocks that had sold off more precipitously during the downturn.

We expect investor discrimination to increase going forward, as the market’s attention increasingly shifts to companies with strong growth prospects built on solid fundamentals, precisely the type of investments that we seek. Meanwhile, a number of important market and economic dynamics appear to favor the higher-quality growth stocks that we emphasize in our portfolios.

The extraordinarily low interest rates that have accompanied the recession have muted the importance of strong balance sheets. As interest rates inevitably rise, companies with weaker balance sheets are likely to become less appealing to investors. This could favor large, stable growth companies and our less-leveraged portfolio.

The portfolio’s underperformance during the reporting period can largely be attributed to our positions in JPMorgan Chase and Goldman Sachs, our two largest holdings in financials, as continued market anxiety caused short-term performance volatility. We remain committed to these holdings, relying on our research for a longer-term perspective. Both have strong capital ratios that are well above required levels. They are gaining share in key market segments, and their credit picture is improving. Their valuations relative to book value are very attractive, and they have consistently beaten earnings expectations. Return on equity has been strong and is expected to continue improving.

Nonetheless, their stock prices have recently taken a hit. There’s no question that talk of regulatory reform raises broad uncertainty in the industry, but these are key players that should overcome difficulties resulting from reform efforts. Yet investors are pricing in exaggerated risk, in our view. If the pattern with health care, the portfolio’s largest contributor for the reporting period, is any indication, these stocks stand to come back strongly once the uncertainty over the impact of federal regulation begins to subside and investors again focus on fundamentals.

Overall, we believe that superior growth fundamentals will reap superior rewards over time, and that the portfolio is well positioned to take advantage of the opportunity that exists for growth. Our positioning is well supported by our research, and we expect to be ultimately rewarded as the cycle continues.

William Blair & Company, L.L.C.

Portfolio Manager:
John F. Jostrand, CFA, Principal

As the economic recovery continued, U.S. equity markets rose substantially in the last six months, as demonstrated by the Russell 1000 Growth Index’s return of 11.3%. Performance was volatile, and all of the gains occurred in 2009. Given the massive government intervention in the global economy, stock movements, particularly early in this period, were

7

driven by more macroeconomic factors as investors turned to stocks that were heavily sold early in 2009.

In 2010, some investors took profits amid concerns about the sustainability of the economic recovery, the potential for rising interest rates, and sovereign debt issues. The Russell 1000 Growth’s return for the first two months in 2010 was –1.1%.

For the six-month period, growth stocks outperformed value stocks and mid-capitalization stocks were notably stronger than larger-cap stocks.

In this environment, our portion of the portfolio had strong absolute returns, but trailed its benchmark. There were stock-specific issues with CVS Caremark and Qualcomm, two larger positions at the beginning of the period. CVS Caremark fell as a result of integration issues in its pharmacy benefit manager division. Early this year, we eliminated the stock to take advantage of other opportunities we felt more strongly about. Qualcomm declined because of a disappointing outlook for revenue growth resulting from a lower average selling price estimate for mobile handsets. We continue to believe that the company will have strong earnings power going forward.

In addition, the portfolio remains overweighted in the technology sector; these companies have strong balance sheets with large cash reserves and productivity-enhancing product offerings, which should benefit from increased demand in an improving economy.

The portfolio benefited from strong selection in industrials, particularly positions in Rockwell Automation and J.B. Hunt Transport Services. Both stocks had solid earnings results and are well positioned to take advantage of improved demand and increased volumes as the economy recovers. We added to select industrial companies during the period based on their earnings growth potential and relative valuation, increasing our emphasis on the sector in comparison with the benchmark weighting.

Our energy stocks also contributed nicely. EOG Resources and Apache, for example, each had strong earnings reports. Tighter crude oil supply and demand, improved global and U.S. economic growth, and continued strength in broader markets should be positive news for energy stocks.

In 2010, we believe investors will focus on a company’s ability to increase its earnings through a revival in sales, rather than on earnings that grow because of cost cutting or macroeconomic factors. This environment should favor stock pickers. Our quality growth investment process should assist us in identifying industry-leading companies with competitive products and services, durable business models, compelling earnings profiles, and strong financial positions.

8

U.S. Growth Fund

Fund Profile
As of February 28, 2010

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWUSX	VWUAX
Expense Ratio[1]	0.49%	0.30%
30-Day SEC Yield	0.54%	0.73%

Portfolio Characteristics
		Russell	DJ
		1000	U.S. Total
		Growth	Market
	Fund	Index	Index
Number of Stocks	79	623	4,178
Median Market Cap $47.8B		$38.6B	$29.9B
Price/Earnings Ratio	20.2x	19.1x	21.5x
Price/Book Ratio	2.7x	3.5x	2.1x
Return on Equity	22.4%	24.5%	19.3%
Earnings Growth Rate 17.5%		14.8%	7.8%
Dividend Yield	1.1%	1.6%	1.8%
Foreign Holdings	4.5%	0.0%	0.0%
Turnover Rate
(Annualized)	78%	—	—
Short-Term Reserves	0.7%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		1000	U.S. Total
		Growth	Market
	Fund	Index	Index
Consumer
Discretionary	10.2%	10.7%	10.7%
Consumer Staples	5.9	16.2	10.1
Energy	8.0	4.1	10.4
Financials	12.4	5.0	16.8
Health Care	16.7	16.3	12.7
Industrials	11.7	10.4	10.7
Information
Technology	31.2	32.0	18.4
Materials	3.7	3.8	3.9
Telecommunication
Services	0.1	0.6	2.7
Utilities	0.1	0.9	3.6

Volatility Measures
		DJ
		U.S. Total
	Russell 1000	Market
	Growth Index	Index
R-Squared	0.97	0.93
Beta	0.96	0.92

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Hardware	6.1%
Google Inc. Class A	Internet Software &
	Services	5.5
Alcon Inc.	Health Care
	Supplies	3.7
Microsoft Corp.	Systems Software	3.6
Hewlett-Packard Co.	Computer
	Hardware	3.5
JPMorgan Chase & Co.	Diversified Financial
	Services	3.4
Schlumberger Ltd.	Oil & Gas
	Equipment &
	Services	3.3
Goldman Sachs Group	Investment Banking
Inc.	& Brokerage	3.3
Gilead Sciences Inc.	Biotechnology	3.0
Intel Corp.	Semiconductors	2.6
Top Ten		38.0%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 28, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended February 28, 2010, the annualized expense ratios were 0.48% for Investor Shares and 0.29% for Admiral Shares.

9

U.S. Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 1999, Through February 28, 2010

Average Annual Total Returns: Periods Ended December 31, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	1/6/1959	34.95%	0.90%	-6.81%
Admiral Shares	8/13/2001	35.14	1.10	-1.24[1]
1 Return since inception.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

See Financial Highlights for dividend and capital gains information.

10

U.S. Growth Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.9%)[1]
Consumer Discretionary (9.8%)
*	Kohl’s Corp.	1,598,791	86,047
	Johnson Controls Inc.	2,270,700	70,619
	Target Corp.	960,200	49,469
*	Ford Motor Co.	2,660,300	31,232
	McDonald’s Corp.	452,915	28,919
*	O’Reilly Automotive Inc.	653,500	25,682
	Comcast Corp. Class A	1,388,900	22,833
*	Discovery
	Communications Inc.
	Class A	714,000	22,241
	Yum! Brands Inc.	585,000	19,726
	Walt Disney Co.	385,300	12,037
*	Hyatt Hotels Corp. Class A	327,600	10,952
	Home Depot Inc.	166,600	5,198
			384,955
Consumer Staples (5.6%)
	PepsiCo Inc.	1,437,400	89,794
	Costco Wholesale Corp.	896,300	54,648
	Colgate-Palmolive Co.	377,200	31,285
	Mead Johnson Nutrition Co.	286,300	13,542
	CVS Caremark Corp.	290,000	9,788
*	Anheuser-Busch InBev
	NV ADR	195,900	9,785
	Philip Morris
	International Inc.	114,500	5,608
	Wal-Mart Stores Inc.	95,900	5,185
			219,635
Energy (7.7%)
	Schlumberger Ltd.	2,133,770	130,373
	Noble Energy Inc.	619,300	44,986
*	Cameron International Corp.	932,940	38,372
	Occidental Petroleum Corp.	356,800	28,490
	EOG Resources Inc.	265,740	24,993
	Suncor Energy Inc.	594,400	17,184
	Apache Corp.	153,550	15,914
			300,312

			Market
			Value•
		Shares	($000)
Exchange-Traded Fund (0.0%)
2	Vanguard Growth ETF	3,100	163

Financials (11.8%)
	JPMorgan Chase & Co.	3,147,100	132,084
	Goldman Sachs Group Inc.	820,600	128,301
	Franklin Resources Inc.	487,000	49,537
	Bank of America Corp.	2,947,100	49,099
	CME Group Inc.	150,750	45,480
	Credit Suisse Group
	AG ADR	609,400	27,179
	Invesco Ltd.	1,198,200	23,485
	Principal Financial
	Group Inc.	373,300	8,664
			463,829
Health Care (16.3%)
	Alcon Inc.	905,480	144,623
*	Gilead Sciences Inc.	2,425,840	115,494
	Baxter International Inc.	1,610,000	91,657
	Teva Pharmaceutical
	Industries Ltd. ADR	1,124,760	67,497
*	Celgene Corp.	994,360	59,184
*	Thermo Fisher
	Scientific Inc.	851,575	41,531
*	Medco Health
	Solutions Inc.	585,400	37,021
	Covidien PLC	711,400	34,944
*	Vertex
	Pharmaceuticals Inc.	519,800	21,109
	Allergan Inc.	325,235	19,004
*	Cerner Corp.	76,900	6,379
			638,443
Industrials (11.4%)
	Danaher Corp.	1,211,615	89,623
	Illinois Tool Works Inc.	1,586,200	72,204
	United Parcel Service Inc.
	Class B	741,900	43,579
	Cooper Industries PLC	915,000	41,504
	Dover Corp.	752,400	34,054
	Rockwell Automation Inc.	613,500	33,184

11

U.S. Growth Fund

			Market
			Value•
		Shares	($000)
	Goodrich Corp.	419,000	27,499
	WW Grainger Inc.	262,400	26,673
	JB Hunt Transport
	Services Inc.	620,310	22,009
	Roper Industries Inc.	355,090	19,686
*	Vestas Wind Systems
	A/S ADR	948,700	15,663
	Manpower Inc.	228,000	11,747
	FedEx Corp.	96,800	8,205
			445,630
Information Technology (30.7%)
*	Apple Inc.	1,160,206	237,401
*	Google Inc. Class A	411,145	216,591
	Microsoft Corp.	4,852,625	139,076
	Hewlett-Packard Co.	2,686,400	136,442
	Intel Corp.	4,937,710	101,371
*	EMC Corp.	4,764,200	83,326
	QUALCOMM Inc.	2,116,995	77,673
	Broadcom Corp. Class A	1,858,200	58,199
*	Cisco Systems Inc.	1,948,080	47,397
	KLA-Tencor Corp.	970,900	28,282
*	McAfee Inc.	611,600	24,275
*	eBay Inc.	1,037,200	23,876
	Amphenol Corp. Class A	435,800	18,151
*	Research In Motion Ltd.	150,500	10,668
			1,202,728
Materials (3.6%)
	Freeport-McMoRan
	Copper & Gold Inc.	696,475	52,347
	Praxair Inc.	402,240	30,224
^	ArcelorMittal	576,500	22,034
	Dow Chemical Co.	630,800	17,858
	Air Products &
	Chemicals Inc.	191,630	13,142
	Vale SA Class B ADR	158,700	4,422
			140,027
Total Common Stocks
(Cost $3,630,757)			3,795,722

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (3.8%)[1]
Money Market Fund (3.3%)
3,4 Vanguard Market
Liquidity Fund,
0.163%	130,330,265	130,330

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.5%)
5,6 Freddie Mac
Discount Notes,
0.245%, 9/21/10	18,000	17,978
Total Temporary Cash Investments
(Cost $148,306)		148,308
Total Investments (100.7%)
(Cost $3,779,063)		3,944,030
Other Assets and Liabilities (-0.7%)
Other Assets		42,033
Liabilities[4]		(71,333)
		(29,300)
Net Assets (100%)		3,914,730

12

U.S. Growth Fund

At February 28, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	10,310,562
Overdistributed Net Investment Income	(10,063)
Accumulated Net Realized Losses	(6,552,176)
Unrealized Appreciation (Depreciation)
Investment Securities	164,967
Futures Contracts	1,440
Net Assets	3,914,730

Investor Shares—Net Assets
Applicable to 192,970,948 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,084,675
Net Asset Value Per Share—
Investor Shares	$15.99

Admiral Shares—Net Assets
Applicable to 20,056,179 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	830,055
Net Asset Value Per Share—
Admiral Shares	$41.39

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $18,827,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.6% and 1.1%, respectively,  of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $19,704,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
6 Securities with a value of $17,978,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

13

U.S. Growth Fund

Statement of Operations

Six Months Ended
February 28, 2010
($000)
Investment Income
Income
Dividends[1]	22,024
Interest[1]	141
Security Lending	227
Total Income	22,392
Expenses
Investment Advisory Fees—Note B
Basic Fee	3,217
Performance Adjustment	(454)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	4,984
Management and Administrative—Admiral Shares	553
Marketing and Distribution—Investor Shares	263
Marketing and Distribution—Admiral Shares	73
Custodian Fees	27
Shareholders’ Reports—Investor Shares	24
Shareholders’ Reports—Admiral Shares	9
Trustees’ Fees and Expenses	5
Total Expenses	8,701
Expenses Paid Indirectly	(118)
Net Expenses	8,583
Net Investment Income	13,809
Realized Net Gain (Loss)
Investment Securities Sold[1]	153,685
Futures Contracts	18,107
Realized Net Gain (Loss)	171,792
Change in Unrealized Appreciation (Depreciation)
Investment Securities	139,303
Futures Contracts	(6,253)
Change in Unrealized Appreciation (Depreciation)	133,050
Net Increase (Decrease) in Net Assets Resulting from Operations	318,651

1	Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $1,000, $116,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

14

U.S. Growth Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	13,809	28,907
Realized Net Gain (Loss)	171,792	(587,511)
Change in Unrealized Appreciation (Depreciation)	133,050	(226,088)
Net Increase (Decrease) in Net Assets Resulting from Operations	318,651	(784,692)
Distributions
Net Investment Income
Investor Shares	(16,650)	(23,339)
Admiral Shares	(6,066)	(8,835)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(22,716)	(32,174)
Capital Share Transactions
Investor Shares	(101,682)	(65,408)
Admiral Shares	(72,906)	(77,153)
Net Increase (Decrease) from Capital Share Transactions	(174,588)	(142,561)
Total Increase (Decrease)	121,347	(959,427)
Net Assets
Beginning of Period	3,793,383	4,752,810
End of Period[1]	3,914,730	3,793,383

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($10,063,000) and ($1,156,000).

See accompanying Notes, which are an integral part of the Financial Statements.

15

U.S. Growth Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$14.83	$17.89	$19.44	$17.06	$16.77	$14.39
Investment Operations
Net Investment Income	.052	.105	.089	.113	.059	.040
Net Realized and Unrealized Gain (Loss)
on Investments	1.194	(3.049)	(1.523)	2.354	.266	2.385
Total from Investment Operations	1.246	(2.944)	(1.434)	2.467	.325	2.425
Distributions
Dividends from Net Investment Income	(.086)	(.116)	(.116)	(.087)	(.035)	(.045)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.086)	(.116)	(.116)	(.087)	(.035)	(.045)
Net Asset Value, End of Period	$15.99	$14.83	$17.89	$19.44	$17.06	$16.77

Total Return[1]	8.38%	-16.29%	-7.44%	14.50%	1.93%	16.86%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,085	$2,956	$3,637	$4,308	$4,530	$4,848
Ratio of Total Expenses to
Average Net Assets[2]	0.48%[3]	0.49%	0.43%	0.50%	0.58%	0.55%
Ratio of Net Investment Income to
Average Net Assets	0.66%[3]	0.79%	0.47%	0.60%	0.34%	0.30%
Portfolio Turnover Rate	78%[3]	101%	107%	51%	48%	38%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.03%), (0.03%), (0.01%), 0.02%, and (0.02%).
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

16

U.S. Growth Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$38.41	$46.37	$50.42	$44.24	$43.47	$37.29
Investment Operations
Net Investment Income	.175	.335	.325	.416	.271	.226
Net Realized and Unrealized Gain (Loss)
on Investments	3.097	(7.919)	(3.950)	6.107	.677	6.163
Total from Investment Operations	3.272	(7.584)	(3.625)	6.523	.948	6.389
Distributions
Dividends from Net Investment Income	(.292)	(.376)	(.425)	(.343)	(.178)	(.209)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.292)	(.376)	(.425)	(.343)	(.178)	(.209)
Net Asset Value, End of Period	$41.39	$38.41	$46.37	$50.42	$44.24	$43.47

Total Return	8.49%	-16.15%	-7.28%	14.80%	2.16%	17.16%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$830	$838	$1,116	$1,325	$1,262	$1,012
Ratio of Total Expenses to
Average Net Assets[1]	0.29%[2]	0.30%	0.24%	0.27%	0.34%	0.32%
Ratio of Net Investment Income to
Average Net Assets	0.85%[2]	0.98%	0.66%	0.83%	0.58%	0.53%
Portfolio Turnover Rate	78%[2]	101%	107%	51%	48%	38%

1 Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.03%), (0.03%), (0.01%), 0.02%, and (0.02%).

2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

17

U.S. Growth Fund

Notes to Financial Statements

Vanguard U.S. Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and

Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2006–2009), and for the period ended February 28, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

18

U.S. Growth Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. AllianceBernstein L.P. and William Blair & Company, L.L.C., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees are subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index over the preceding three years for AllianceBernstein and over the preceding five years for William Blair & Company.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended February 28, 2010, the aggregate investment advisory fee represented an effective annual basic rate of 0.16% of the fund’s average net assets, before a decrease of $454,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2010, the fund had contributed capital of $760,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.30% of

Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended February 28, 2010, these arrangements reduced the fund’s expenses by $118,000 (an annual rate of 0.01% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

19

U.S. Growth Fund

The following table summarizes the fund’s investments as of February 28, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,795,722	—	—
Temporary Cash Investments	130,330	17,978	—
Futures Contracts—Assets[1]	101	—	—
Total	3,926,153	17,978	—
1 Represents variation margin on the last day of the reporting period.

F. At February 28, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	March 2010	157	43,308	(86)
S&P Mid-Cap 400 Index	March 2010	106	39,098	1,358
E-mini S&P 500 Index	March 2010	375	20,689	168

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2009, the fund had available capital loss carryforwards totaling $6,398,578,000 to offset future net capital gains of $2,582,798,000 through August 31, 2010, $2,548,333,000 through August 31, 2011, $887,490,000 through August 31, 2012, $123,651,000 through August 31, 2013, and $256,306,000 through August 31, 2017. In addition, the fund realized losses of $316,709,000 during the period from November 1, 2008, through August 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

20

U.S. Growth Fund

At February 28, 2010, the cost of investment securities for tax purposes was $3,779,063,000. Net unrealized appreciation of investment securities for tax purposes was $164,967,000, consisting of unrealized gains of $311,613,000 on securities that had risen in value since their purchase and $146,646,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended February 28, 2010, the fund purchased $1,490,926,000 of investment securities and sold $1,683,583,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2010		August 31, 2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	135,134	8,512	397,147	30,584
Issued in Lieu of Cash Distributions	16,386	988	22,922	1,941
Redeemed	(253,202)	(15,873)	(485,477)	(36,477)
Net Increase (Decrease)—Investor Shares	(101,682)	(6,373)	(65,408)	(3,952)
Admiral Shares
Issued	67,183	1,624	135,668	4,030
Issued in Lieu of Cash Distributions	5,753	134	8,303	272
Redeemed	(145,842)	(3,512)	(221,124)	(6,551)
Net Increase (Decrease)—Admiral Shares	(72,906)	(1,754)	(77,153)	(2,249)

J. In preparing the financial statements as of February 28, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

21

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

22

Six Months Ended February 28, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Growth Fund	8/31/2009	2/28/2010	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,083.81	$2.48
Admiral Shares	1,000.00	1,084.92	1.50
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.41	$2.41
Admiral Shares	1,000.00	1,023.36	1.45

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.48% for Investor Shares and 0.29% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

23

Trustees Approve Advisory Agreements

The board of trustees of Vanguard U.S. Growth Fund has renewed the fund’s investment advisory agreements with AllianceBernstein L.P. and William Blair & Company, L.L.C. The board determined that the retention of these advisors was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term and took into account the organizational depth and stability of each advisor. The board noted the following:

AllianceBernstein. Founded in 1971, AllianceBernstein is a leading global investment management firm. The investment team at AllianceBernstein seeks out companies likely to increase earnings faster and/or sustain them longer than consensus estimates. The team defines growth broadly, beyond forecast growth, to be flexible across sectors and company life cycles. The team looks to internal research to identify and evaluate the most attractive investment opportunities, believing that rigorous, insightful analysis is essential to successful long-term performance. AllianceBernstein has managed a portion of the fund since 2001.

William Blair & Co. Founded in 1935, William Blair is an independently owned, full-service investment firm. The firm uses an investment process that relies on thorough in-depth fundamental analysis.

Based on this process, the advisor invests in companies that it believes are of high quality and that have sustainable, above-average growth. In selecting stocks, the advisor considers each company’s leadership position within the market it serves, the quality of products or services it provides, its return on equity, its accounting policies, and the quality of the management team. William Blair has advised a portion of the fund since 2004.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisors have carried out the fund’s investment strategy in a disciplined fashion, and that the results have been mixed—with periods of outperformance and periods of underperformance versus its benchmark and peer group. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

24

The board did not consider the profitability of the fund’s advisors in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each firm increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

25

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

26

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

27

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 161 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years: Chairman
Born 1957. Trustee Since July 2009. Chairman of the	and Chief Executive Officer (retired 2009) and
Board. Principal Occupation(s) During the Past Five	President (2006–2008) of Rohm and Haas Co.
Years: Chairman of the Board of The Vanguard Group,	(chemicals); Board Member of American Chemistry
Inc., and of each of the investment companies served	Council; Director of Tyco International, Ltd. (diversified
by The Vanguard Group, since January 2010; Director	manufacturing and services) and Hewlett-Packard Co.
of The Vanguard Group since 2008; Chief Executive	(electronic computer manufacturing); Trustee of The
Officer and President of The Vanguard Group and of	Conference Board.
each of the investment companies served by The
Vanguard Group since 2008; Director of Vanguard	Amy Gutmann
Marketing Corporation; Managing Director of The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group (1995–2008).	Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.
Browne Distinguished Professor of Political Science
Independent Trustees	in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Emerson U. Fullwood	nication and the Graduate School of Education of
Born 1948. Trustee Since January 2008. Principal	the University of Pennsylvania; Director of Carnegie
Occupation(s) During the Past Five Years: Executive	Corporation of New York, Schuylkill River Development
Chief Staff and Marketing Officer for North America	Corporation, and Greater Philadelphia Chamber of
and Corporate Vice President (retired 2008) of Xerox	Commerce; Trustee of the National Constitution Center.
Corporation (document management products and
services); Director of SPX Corporation (multi-industry
manufacturing), the United Way of Rochester, the
Boy Scouts of America, Amerigroup Corporation
(managed health care), and Monroe Community
College Foundation.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the
Maxwell School of Citizenship and Public Affairs	Kathryn J. Hyatt
at Syracuse University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal
F. Joseph Loughrey	of The Vanguard Group, Inc.; Treasurer of each of
Born 1949. Trustee Since October 2009. Principal	the investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President	Group since 2008; Assistant Treasurer of each of the
and Chief Operating Officer since 2005 (retired 2009)	investment companies served by The Vanguard Group
and Vice Chairman of the Board (2008–2009) of	(1988–2008).
Cummins Inc. (industrial machinery); Director of
SKF AB (industrial machinery), Hillenbrand, Inc.	Heidi Stam
(specialized consumer services), Sauer-Danfoss Inc.	Born 1956. Secretary Since July 2005. Principal
(machinery), the Lumina Foundation for Education,	Occupation(s) During the Past Five Years: Managing
and the Columbus Community Education Coalition;	Director of The Vanguard Group, Inc., since 2006;
Chairman of the Advisory Council for the College of	General Counsel of The Vanguard Group since 2005;
Arts and Letters at the University of Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005;
Occupation(s) During the Past Five Years: George	Principal of The Vanguard Group (1997–2006).
Gund Professor of Finance and Banking at the Harvard
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Deputy Chairman	Chairman Emeritus and Senior Advisor
of the Federal Reserve Bank of Cleveland; Trustee
of University Hospitals of Cleveland, The Cleveland	John J. Brennan
Museum of Art, and Case Western Reserve University.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	Founder
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);	John C. Bogle
President of Corning Technologies (2001–2005);	Chairman and Chief Executive Officer, 1974–1996
Director of Corning Incorporated and Dow Corning;
Trustee of the Corning Incorporated Foundation and
the Corning Museum of Glass; Overseer of the
Amos Tuck School of Business Administration at
Dartmouth College.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

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© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q232 042010

Vanguard International Growth Fund
Semiannual Report

February 28, 2010

> Vanguard International Growth Fund returned about 5% for the fiscal half-year ended February 28, 2010, ahead of both its benchmark index and the average return of its fund peers.

> International stocks did not keep pace with their domestic counterparts during the period.

> Holdings in emerging markets contributed to the fund’s success, as did strong stock selection, notably in the financials and consumer discretionary sectors.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	12
Performance Summary.	14
Financial Statements.	15
About Your Fund’s Expenses.	29
Trustees Approve Advisory Agreements.	31
Glossary.	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Six Months Ended February 28, 2010
Total
Returns
Vanguard International Growth Fund
Investor Shares	5.06%
Admiral™ Shares	5.16
MSCI EAFE Index	0.72
International Funds Average	2.86
International Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares are a lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

Your Fund’s Performance at a Glance
August 31, 2009 , Through February 28, 2010
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard International Growth Fund
Investor Shares	$15.73	$16.25	$0.286	$0.000
Admiral Shares	50.08	51.71	0.987	0.000

1

Chairman’s Letter

Dear Shareholder,

For the six months through February 2010, Vanguard International Growth Fund returned about 5%, an unexceptional result compared with the dizzying highs and lows of the previous two years. Although the international stock markets have snapped backed strongly from the global financial crisis, their gains have been restrained recently by the still-fragile nature of the economic recovery.

The fund’s return surpassed both the average return of its peer funds and the return of its market benchmark, the MSCI EAFE Index. Emerging markets, which are not included in the index, drove most of the fund’s gains, but it also recorded solid relative performance in the developed markets of the European and Pacific regions.

Seven of the fund’s ten sectors advanced. Relative to the benchmark, the fund benefited from the advisors’ limited exposure to, and strong stock selection in, the financial sector, one of the period’s weakest areas.

Stock markets caught their breath at the end of a solid six months
For the six months, the broad U.S. stock market returned about 10%. The rally seemed to downshift toward the end of the period, as the relief among investors that had powered markets higher gave way to sober-minded assessment of corporate earnings-growth prospects.

2

Smaller-capitalization stocks did a little better than larger-caps, and growth-oriented securities bested their value-oriented counterparts, but the uniformity of returns from varied market segments was more striking than the differences.

International stocks produced more modest returns. In Europe, the precarious financial health of Greece and smaller economies such as Portugal and Ireland weighed on the markets. In Asia, the Japanese stock market’s weakness held back results for regional indexes. Emerging market stocks continued to outpace those in developed markets.

Yields stayed low, but Fed began to unwind its rescue programs
The yields of longer-term U.S. Treasury bonds rose during the six months, while those of the shortest-term securities remained near 0%. Although the Federal Reserve Board expects to keep its target for short-term interest rates close to zero percent for “an extended period,” it began to wind down credit programs established during the financial crisis.

The Fed’s most dramatic (though largely symbolic) act was to raise the interest rate at its discount window, a lending facility designed to help commercial banks and other depository institutions meet emergency short-term funding needs.

Market Barometer

			Total Returns
		Periods Ended February 28, 2010
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	9.91%	55.32%	0.77%
Russell 2000 Index (Small-caps)	10.59	63.95	1.16
Dow Jones U.S. Total Stock Market Index	10.23	56.38	1.20
MSCI All Country World Index ex USA (International)	3.83	63.51	4.60

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	3.19%	9.32%	5.36%
Barclays Capital Municipal Bond Index	4.13	9.98	4.50
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.14	2.81

CPI
Consumer Price Index	0.42%	2.14%	2.48%

3

The broad taxable bond market returned 3.19%, with notable strength in corporate bonds. The broad municipal bond market returned 4.13%.

For the fund, a calm half-year follows the drama of 2009
Vanguard International Growth Fund settled into a more pedestrian pace in the first six months of fiscal 2010 following a return of about 56% in the previous half-year. Although international investors’ mood seemed to brighten, several developments tempered their optimism, including debt scares in Dubai and Greece. For U.S.-based investors, the dollar’s six-month climb, while boosting Americans’ purchasing power in most markets abroad, also chipped away at the dollar value of assets denominated in other currencies.

Against this backdrop, the International Growth Fund outperformed its benchmark index and the average return of peer funds. In contrast with the fund’s six-month gain of about 5%, the MSCI EAFE Index returned less than 1% and international funds advanced less than 3% on average.

The fund outperformed the EAFE Index in both Europe and the Pacific region, but gained most of its advantage from emerging markets, which are not a component of the index. The fund’s advisors added to their emerging market

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
International Growth Fund	0.53%	0.34%	1.44%

The fund expense ratios shown are from the prospectus dated December 29, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended February 28, 2010, the annualized expense ratios were 0.52% for Investor Shares and 0.33% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: International Funds.

4

holdings during the global financial crisis, and the benefits of this positioning have been realized over the past 12 months.

The fund’s Chinese holdings rose about 23% overall, aided in particular by stocks of information technology and consumer discretionary companies. These stocks have rallied as the Chinese economy, after a brief pause, again kicked into high gear. Brazilian holdings gained approximately 20%, sparked by energy, materials, and financial stocks. Petrobras, the Brazilian oil giant and one of the fund’s largest holdings, benefited from the rising price of oil.

In the developed European and Pacific markets, the fund gained an advantage over the benchmark index by avoiding some of the worst-performing financial companies and holding some of the winners. Successful stock selection was also evident in the consumer discretionary, energy, materials, and information technology sectors. The fund lagged the benchmark return in only two sectors, industrials and telecommunication services.

The International Growth Fund’s commendable performance is a testament to the diligent and disciplined approach of its advisors. Schroder Investment Management North America has managed the fund since its 1981 inception. Baillie Gifford Overseas joined the fund in 2003, and M&G Investment Management Limited came aboard in 2008.

Relative to competitors, the fund also benefits from exceptionally low expenses, as you can see in the table on page 4.

International investments provide diversification
International stocks, as measured by market indexes, trailed their domestic counterparts during the past six months by about six percentage points after both enjoyed historic rallies earlier in 2009. Over the past five and ten years, markets abroad have held a slight edge, whereas U.S. stocks did better throughout the 1990s.

While foreign markets often move in the same direction as the U.S. market, they also frequently diverge, sometimes significantly. The past half-year is a case in point, and international fund investors may have been disappointed by the results. This divergent performance, however, is the essence of diversification. Relative performance ebbs and flows. Over time, combining investments with varying patterns of return can help you reduce the volatility that may be associated with a narrowly focused portfolio.

Vanguard counsels investors to build a diversified portfolio that includes not just U.S. and international stocks, but also bond and money market funds, with the allocations tailored to the investor’s own goals, time horizon, and risk tolerance. The International Growth Fund can play an important role in such a portfolio.

5

On another matter, I would like to inform you that as of January 1, 2010, we completed a leadership transition that began in March 2008. I succeeded Jack Brennan as chairman of Vanguard and each of the funds. Jack has agreed to serve as chairman emeritus and senior advisor. Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 11, 2010

6

Advisors’ Report

For the fiscal half-year ended February 28, 2010, Vanguard International Growth Fund returned about 5%. Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal half-year and of how the portfolio’s positioning reflects this assessment. These comments were prepared on March 16, 2010.

Vanguard International Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Schroder Investment	45	6,797	Equity analysts in 11 countries and an international
Management North America, Inc.			team of global sector and regional specialists help to
			identify reasonably priced companies with strong
			growth prospects and a sustainable competitive
			advantage.
Baillie Gifford Overseas Ltd.	43	6,588	The advisor seeks stocks that can generate
			above-average growth in earnings and cash flow,
			producing a bottom-up, stock-driven approach to
			country and asset allocation. An in-depth view on each
			company is measured against the consensus view,
			leading to discrepancies and potential opportunities to
			add value.
M&G Investment Management	10	1,462	The advisor constructs a portfolio using a long-term,
Limited			bottom-up investment approach focusing on identifying
			underappreciated companies—particularly those with
			scarce assets—with the ability to deliver high returns
			and growth potential.
Cash Investments	2	375	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

7

Schroder Investment Management
North America Inc.

Portfolio Managers:
Virginie Maisonneuve, CFA
Head of Global and International Equities

Simon Webber, CFA
Portfolio Manager

The strong performance of equity markets has slowed in recent months as several uncertainties took the edge off investors’ appetite for risk. These included the lack of clarity surrounding bank regulation, sovereign debt risk (notably in Greece, but even in the United Kingdom), and concerns about how central banks will go about normalizing currently ultra-loose monetary conditions.

European markets came under pressure as Greece revealed worse-than-expected fiscal problems, leading to sharply increasing sovereign debt spreads. Greece’s troubles fed fears that Spain and Portugal would ultimately face similar difficulties, and those concerns in turn put pressure on commercial banks. Global banks’ exposure to Spanish, Portuguese, and Greek debt has been estimated at $1.3 trillion, with a high proportion carried by German and French banks. Our exposure in Europe is concentrated in quality companies with global franchises, such as Danone (consumer staples), ArcelorMittal (materials), Roche Holdings (health care), and BG Group (energy).

Emerging markets and Asian developed markets (excluding Japan) provided strong returns during the period. Despite a year-end rally prompted by signs of a weakening yen, which could boost exports, Japanese securities fell during the period overall. We took profits in some strongly performing emerging market and Pacific holdings, selling our stakes in Shangri-La Asia in Hong Kong and Grupo Televisa in Mexico, as well as trimming our holdings of Teva Pharmaceutical Industries in Israel.

We outperformed our benchmark in all but one sector, and in all regions. Our strongest returns came from the financial sector, where our commitment to quality was rewarded as we steered clear of banks that needed large capital infusions and faced the biggest losses. The financial stocks that contributed the most for us were insurance companies (AXA Group) and firms benefiting from stronger consumption trends in Asian emerging markets (Swire Pacific, China Pacific Insurance, and Ping An Insurance) and in Latin America (BM&FBOVESPA and Itau Unibanco).

In the consumer discretionary sector, the portfolio benefited from our exposure to Chinese consumers. Notable contributors included China Resources Enterprise (retail and food processing) and Ctrip.com International (online travel).

Finally, our health care holdings have been an area of strength, one that we have added to during the period. We own companies such as Fresenius Medical Care (kidney dialysis), Teva Pharmaceuticals, and Novartis, all catering to aging populations in the West. We believe the market is underestimating the long-term earnings growth potential of these companies.

8

From a regional standpoint, our holdings in emerging markets and Japan contributed the most to relative performance. In Japan, our exposure to global companies, such as Mitsubishi, Honda Motor (which has a leading position in fuel-efficient engine technology), and Canon, led the outperformance.

Looking forward, we believe that markets will remain volatile in 2010, warranting a strong focus on valuation and quality. Much uncertainty exists about how and when authorities will act to normalize monetary policies around the world. Interestingly, while the world was mostly united to fight the financial crisis in 2008 and 2009, 2010 may show a divergence in focus. As the recovery strengthens in countries such as Australia, China, and Brazil, along with most of Asia outside Japan, those countries will attempt to slow their economic growth to avert potential inflationary pressure; meanwhile, most developed countries will still be struggling to stimulate their economies. This situation will create “push and pull” forces globally that will add to volatility.

Furthermore, the implementation of financial-sector regulations, such as the Basel 3 recommendations, will not support bank lending at a time when governments in most developed markets cannot afford further measures to address the lending gap. From a company perspective, this dynamic will provide strong marginal competitive advantages to quality companies that possess sizable cash flows and do not depend on borrowing to grow their business. In addition, one benefit of the financial crisis is that many companies are currently in a “sweet spot,” as they have cut their cost bases and should see profits continue to increase while labor costs remain largely in check.

Overall, we believe that the continuing market volatility will create attractive price opportunities in quality growth stocks with strong and sustainable medium-term competitive advantages and earnings growth.

Baillie Gifford Overseas Ltd.

Portfolio Manager: James K. Anderson Chief Investment Officer and Head of Global Equities

During the six months through February 2010, investors’ overall relief, which had powered the rally last summer, became more discriminating. Investors were concerned about the strength and durability of the economic recovery, especially in some of the mature markets. Brazil and China continued to produce good market returns over the period as their economies powered ahead, but Europe and Japan were dull at best, and some of the small southern European markets fell quite sharply. The problems of Greece have few global implications, except to remind us that the legacy of debt cannot easily be sloughed off.

The sectors that depend most on a strong recovery in the mature economies were the feeblest performers in the

9

period. So the big utilities, banks, and telecommunications companies were weak. There is a great deal of market capitalization tied up in these businesses; the phrase “All dressed up and nowhere to go” springs to mind.

On the other hand, those sectors with good long-term prospects, such as raw materials and technology, did well. Supplying the developing world or doing something that the Chinese cannot do more cheaply is a winning strategy.

Company profits and cash flows were generally very strong over the period, and not just because of cost-cutting. A strong industrial recovery is taking place. It is partly because of inventory rebuilding, but mainly reflects increasing demand, especially from Asia. Housing, employment, and consumption are laggards, especially in the mature economies. It may take them a while to catch up, especially if the saving habit becomes deeply embedded. In that case, monetary policy would likely remain loose for a long time, which should be good for real assets, such as stocks, and less good for nominal ones, such as bonds.

We did not change the portfolio’s positioning very much during the half-year. Our policy is optimistic with a bias toward the developing world and technology, so we are overweighted in computer software, capital goods, and retailing. We have tended to avoid utilities, pharmaceuticals, and telecoms. Our search for growth has not tempted us to alter this strategy, rather the opposite; but, as always, the main factor for us is the availability of good companies.

The coming months are likely to see further strains in the foreign exchanges, as currency markets try to reflect both the success of China and the unsustainable size of government debt in some of the mature countries (including those in which the writer and readers of this note live). Stock prices still do not reflect reality concerning where risk and return are likely to arise, and this presents us with an opportunity to add value as the global recovery gradually accelerates.

M&G Investment Management Limited

Portfolio Managers:

Graham E. French, Portfolio Manager

Greg Aldridge, Portfolio Manager

In spite of high volatility, global equities posted healthy gains for the fiscal half-year as investors focused on the improving prospects for a broad-based economic recovery, while company earnings results generally outpaced expectations. Investors’ increased appetite for risk prompted an especially strong rally in emerging market and commodities-related stocks.

Against this backdrop, our holdings that were exposed to growth in developing markets, recovering consumer spending, and rising demand for natural resources proved particularly beneficial. We received

10

strong returns from a range of companies, including China’s leading supplier of agricultural produce, Chaoda Modern Agriculture Holdings, Taiwanese electronics manufacturer Compal Electronics, and Brazilian miner Vale, the world’s largest iron ore producer.

By contrast, our holdings with perceived exposure to slower-growing industries and regions performed weakly. For example, Austrian brick manufacturer Wienerberger suffered from fragility in European construction markets, Japanese auto manufacturer Toyota Motor was hurt by the company’s well-publicized vehicle recalls, and French bank Societe Générale reported weaker-than-expected investment banking returns and cut its dividend for 2009.

In spite of volatile investor sentiment during the past year, the portfolio has consistently focused on high-quality, value-creating businesses in both defensive and cyclical areas whose holdings of scarce assets differentiate them from their competitors. During the period, we continued to invest in those companies that we believe can deliver sustainable returns above their cost of capital and boost their profits through reinvestment. Additions to our portfolio include well-positioned U.K./U.S. cruise operator Carnival, Germany’s Wincor Nixdorf, a leading global provider of cash machines and payment systems for the financial and retail industries, and French-listed CFAO, a specialized distributor in Africa and French territories around the world.

Among sales in our portfolio, we took some profits from some of our strongest performers, including Taiwanese electronics manufacturer Compal Electronics and South Korean tire manufacturer Hankook Tire. We also closed a position in Dutch financial institution ING Groep after a sharp rise in the company’s share price provided a suitable exit point.

11

International Growth Fund

Fund Profile
As of February 28, 2010

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWIGX	VWILX
Expense Ratio[1]	0.53%	0.34%

Portfolio Characteristics
			MSCI AC
		MSCI	World
		EAFE	Index
	Fund	Index	ex USA
Number of Stocks	179	955	1,815
Median Market Cap	$35.7B	$32.6B	$27.8B
Price/Earnings Ratio	30.2x	31.0x	27.2x
Price/Book Ratio	2.0x	1.6x	1.7x
Return on Equity	21.2%	17.7%	18.7%
Earnings Growth Rate 12.7%		7.2%	10.0%
Dividend Yield	2.3%	3.2%	2.9%
Turnover Rate
(Annualized)	44%	—	—
Short-Term Reserves	1.4%	—	—

Sector Diversification (% of equity exposure)
			MSCI AC
		MSCI	World
		EAFE	Index
	Fund	Index	ex USA
Consumer
Discretionary	13.2%	9.7%	8.4%
Consumer Staples	11.9	10.3	8.7
Energy	9.0	8.0	10.8
Financials	20.5	25.1	25.6
Health Care	8.2	8.6	6.6
Industrials	13.8	11.6	10.1
Information
Technology	9.8	5.1	6.7
Materials	9.2	10.1	11.9
Telecommunication
Services	2.8	5.7	6.2
Utilities	1.6	5.8	5.0

Volatility Measures
	MSCI	MSCI AC
	EAFE	World Index
	Index	ex USA
R-Squared	0.97	0.98
Beta	1.07	1.00

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Tesco PLC	Food Retail	2.3%
Petroleo Brasileiro SA	Integrated Oil &
	Gas	2.1
Canon Inc.	Office Electronics	2.1
BG Group PLC	Integrated Oil &
	Gas	2.0
Novartis AG	Pharmaceuticals	1.9
Itau Unibanco Holdings	Diversified Banks
SA		1.8
Unilever	Packaged Foods &
	Meats	1.8
Baidu Inc./China ADR	Internet Software &
	Services	1.7
Cie Generale d'Optique	Health Care
Essilor International SA	Supplies	1.4
Atlas Copco AB Class A	Industrial
	Machinery	1.4
Top Ten		18.5%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratios shown are from the prospectus dated December 29, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended February 28, 2010, the annualized expense ratios were 0.52% for Investor Shares and 0.33% for Admiral Shares.

12

International Growth Fund

Market Diversification (% of equity exposure)
			MSCI AC
		MSCI	World
		EAFE	Index
	Fund	Index	ex USA
Europe
United Kingdom	19.0%	21.1%	15.0%
Switzerland	9.1	8.0	5.6
France	8.0	10.6	7.4
Germany	6.2	7.6	5.3
Netherlands	3.5	2.6	1.8
Sweden	3.3	2.7	1.9
Spain	2.6	4.0	2.8
Denmark	1.7	0.9	0.7
Other	1.6	7.4	5.2
Subtotal	55.0%	64.9%	45.7%
Pacific
Japan	15.7%	22.6%	15.9%
Australia	4.2	8.5	6.0
Hong Kong	3.4	2.4	1.7
Other	0.4	1.6	1.1
Subtotal	23.7%	35.1%	24.7%
Emerging Markets
China	6.8%	0.0%	4.0%
Brazil	6.7	0.0	3.7
Israel	1.5	0.0	0.7
South Korea	1.0	0.0	2.8
Other	4.1	0.0	10.9
Subtotal	20.1%	0.0%	22.1%
North America
Canada	1.2%	0.0%	7.5%

13

International Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 1999, Through February 28, 2010

Note: For 2010, performance data reflect the six months ended February 28, 2010.

Average Annual Total Returns: Periods Ended December 31, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	9/30/1981	41.63%	5.55%	2.47%
Admiral Shares	8/13/2001	41.88	5.75	6.55[1]
1 Return since inception.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.
See Financial Highlights for dividend and capital gains information.

14

International Growth Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (96.5%)[1]
Australia (3.9%)
Australia & New Zealand
Banking Group Ltd.	8,359,000	172,994
Woolworths Ltd.	5,214,600	125,305
Woodside Petroleum Ltd.	2,777,000	108,014
Brambles Ltd.	14,934,900	92,849
* James Hardie
Industries SE	6,196,069	41,385
Amcor Ltd.	6,333,889	33,631
^ Sims Metal
Management Ltd.	1,000,000	17,363
		591,541
Austria (0.2%)
^ Wienerberger AG	1,720,000	29,339

Belgium (0.1%)
Barco NV	385,000	15,291

Brazil (6.6%)
Petroleo Brasileiro SA
ADR Type A	7,733,400	296,962
Itau Unibanco Holding
SA ADR	8,592,375	171,504
BM&FBOVESPA SA	17,436,600	113,565
Redecard SA	6,794,952	98,814
Itau Unibanco Holding
SA Prior Pfd.	4,871,490	97,637
Vale SA Class B Pfd. ADR	3,641,900	89,591
^ Cia Brasileira de
Distribuicao Grupo Pao
de Acucar ADR	475,000	32,518
Petroleo Brasileiro SA
Prior Pfd.	1,515,000	28,964
Vale SA Prior Pfd.	1,035,000	25,469
Banco do Brasil SA	1,370,000	22,516
B2W Cia Global Do Varejo	1,063,000	22,088
Fibria Celulose SA	716,170	13,102
		1,012,730

			Market
			Value•
		Shares	($000)
Canada (1.2%)
	Niko Resources Ltd.	1,052,600	100,038
	Canadian Pacific
	Railway Ltd.	1,264,000	61,014
	Sherritt International Corp.	2,300,000	16,241
	Harry Winston
	Diamond Corp.	732,000	7,339
			184,632
China (6.7%)
*	Baidu Inc. ADR	505,500	262,193
	China Construction
	Bank Corp.	133,709,000	101,070
	China Resources
	Enterprise Ltd.	22,660,000	79,919
	CNOOC Ltd.	44,035,000	69,267
	China Merchants
	Holdings International
	Co. Ltd.	18,110,000	65,215
*	Ctrip.com
	International Ltd. ADR	1,579,400	60,380
	Tencent Holdings Ltd.	3,040,000	59,661
^	Dongfang Electric
	Corp. Ltd.	10,506,200	52,801
	Ping An Insurance
	Group Co. of China Ltd.	6,537,000	49,824
^	China Merchants
	Bank Co. Ltd.	18,899,500	46,524
	Want Want China
	Holdings Ltd.	64,924,000	42,617
	China Unicom
	Hong Kong Ltd.	29,408,000	35,555
	Denway Motors Ltd.	58,662,000	32,809
*	China Pacific
	Insurance Group
	Co. Ltd.	6,531,600	26,716
	Chaoda Modern
	Agriculture
	Holdings Ltd.	23,000,719	24,871
^	Ports Design Ltd.	4,958,000	12,218
			1,021,640

15

International Growth Fund

			Market
			Value•
		Shares	($000)
Denmark (1.7%)
*	Vestas Wind Systems A/S	1,653,736	81,784
	Novo Nordisk A/S Class B	1,135,200	80,569
	Novozymes A/S	634,400	65,133
	AP Moller - Maersk A/S
	Class B	3,750	28,687
			256,173
France (7.6%)
	Cie Generale d’Optique
	Essilor International SA	3,552,100	213,908
	Total SA	2,983,000	166,221
	Danone	2,617,000	152,868
^	ArcelorMittal	2,945,425	112,396
	GDF Suez	2,946,000	107,972
	PPR	821,900	94,191
	L’Oreal SA	901,231	93,224
	BNP Paribas	855,000	61,771
	Schneider Electric SA	516,000	55,128
	European Aeronautic
	Defence and
	Space Co. NV	1,720,000	35,457
^	Publicis Groupe SA	865,000	34,063
	Societe Generale	500,000	27,480
	CFAO SA	170,000	6,535
			1,161,214
Germany (5.9%)
	SAP AG	3,435,400	153,263
	Siemens AG	1,366,000	117,127
	Adidas AG	2,217,810	109,857
	Linde AG	861,000	96,933
	Fresenius Medical Care
	AG & Co. KGaA	1,756,000	91,757
	Bayer AG	1,047,000	69,385
	ThyssenKrupp AG	1,688,000	53,428
	Porsche Automobil
	Holding SE Prior Pfd.	994,400	49,898
*,^	TUI AG	3,575,300	35,301
	Symrise AG	1,495,000	31,881
	Celesio AG	1,069,000	31,140
	E.ON AG	800,000	28,469
	Wincor Nixdorf AG	315,820	21,410
*,^	Q-Cells SE	986,500	9,413
			899,262
Hong Kong (3.3%)
	Swire Pacific Ltd.	12,493,500	139,500
	Jardine Matheson
	Holdings Ltd.	3,808,400	104,159
^	Esprit Holdings Ltd.	12,264,345	87,397
	Hong Kong Exchanges
	and Clearing Ltd.	4,514,200	75,505
	Li & Fung Ltd.	10,292,000	47,822
	Sun Hung Kai
	Properties Ltd.	2,662,000	36,971
^	Techtronic Industries Co.	25,499,943	19,506
			510,860

		Market
		Value•
	Shares	($000)
India (0.7%)
Housing Development
Finance Corp.	1,596,500	86,506
Reliance Capital Ltd.	1,454,500	24,804
		111,310
Indonesia (0.3%)
Telekomunikasi Indonesia
Tbk PT	56,475,000	50,448

Ireland (0.2%)
Kerry Group PLC Class A	925,000	29,287

Israel (1.5%)
Teva Pharmaceutical
Industries Ltd. ADR	3,057,100	183,457
Makhteshim-Agan
Industries Ltd.	9,033,243	46,440
		229,897
Italy (0.4%)
* Intesa Sanpaolo SPA
(Registered)	18,981,662	66,753

Japan (15.0%)
Canon Inc.	7,558,100	313,615
Honda Motor Co. Ltd.	5,587,100	193,251
Nintendo Co. Ltd.	570,100	155,275
Rakuten Inc.	199,916	153,870
Mitsubishi Corp.	5,978,000	149,115
Nomura Holdings Inc.	19,762,000	145,502
Bridgestone Corp.	6,822,000	119,380
Toyota Motor Corp.	3,060,400	114,555
Unicharm Corp.	1,146,000	109,823
Sony Financial
Holdings Inc.	33,549	97,715
Japan Tobacco Inc.	23,355	84,832
Nippon Telegraph &
Telephone Corp.	1,929,000	84,122
Sekisui Chemical Co. Ltd.	12,557,000	82,899
SMC Corp.	643,300	80,246
Yamaha Motor Co. Ltd.	5,710,000	75,810
Yamada Denki Co. Ltd.	1,023,570	71,369
THK Co. Ltd.	3,095,300	59,966
Hoya Corp.	2,310,700	57,816
Rohm Co. Ltd.	589,500	40,180
Kyocera Corp.	347,900	30,928
Astellas Pharma Inc.	810,000	30,476
Trend Micro Inc.	695,000	23,883
Mitsui Sumitomo
Insurance Group
Holdings Inc.	209,600	5,370
		2,279,998
Luxembourg (0.1%)
*,^ Reinet Investments SCA	542,339	8,138

16

International Growth Fund

		Market
		Value•
	Shares	($000)
Mexico (0.8%)
* Desarrolladora Homex
SAB de CV ADR	2,117,789	57,900
Wal-Mart de Mexico
SAB de CV	8,200,000	40,870
^ Consorcio ARA
SAB de CV	30,500,000	20,742
		119,512
Netherlands (3.4%)
Unilever NV	8,192,000	246,269
* ING Groep NV	17,936,000	159,881
SBM Offshore NV	5,066,035	89,867
TNT NV	875,000	22,629
		518,646
Norway (0.5%)
* DnB NOR ASA	4,178,776	45,426
Statoil ASA	1,225,000	27,509
		72,935
Russia (0.7%)
Gazprom OAO ADR	4,851,000	107,974

Singapore (0.4%)
Singapore Exchange Ltd.	6,541,000	35,853
DBS Group Holdings Ltd.	2,450,000	24,368
		60,221
South Africa (0.6%)
Impala Platinum
Holdings Ltd.	1,778,600	43,313
MTN Group Ltd.	1,550,000	22,489
Sasol Ltd.	565,000	20,658
		86,460
South Korea (0.9%)
Samsung Electronics
Co. Ltd.	148,996	95,519
Samsung Fire & Marine
Insurance Co. Ltd.	186,900	29,716
Hankook Tire Co. Ltd.	880,000	17,580
		142,815
Spain (2.4%)
Banco Santander SA	13,490,528	175,394
Inditex SA	2,217,885	130,695
Gamesa Corp.
Tecnologica SA	4,722,000	58,656
		364,745
Sweden (3.3%)
Atlas Copco AB Class A	15,095,533	213,640
Sandvik AB	10,514,363	113,259
Svenska Handelsbanken
AB Class A	3,672,206	100,220
Telefonaktiebolaget LM
Ericsson Class B	3,700,000	36,995
Oriflame Cosmetics SA	575,000	33,537
		497,651

		Market
		Value•
	Shares	($000)
Switzerland (9.0%)
* Novartis AG	5,272,000	292,117
Syngenta AG	746,100	193,329
Roche Holding AG	1,128,684	188,569
Cie Financiere
Richemont SA	3,635,300	122,680
Credit Suisse Group AG	2,449,000	109,031
SGS SA	67,448	90,292
Geberit AG	494,180	84,671
Julius Baer Group Ltd.	2,406,000	74,851
ABB Ltd.	2,863,100	58,008
GAM Holding Ltd.	4,571,000	49,842
Nestle SA	710,000	35,344
Zurich Financial
Services AG	140,000	33,770
Holcim Ltd.	486,000	32,151
		1,364,655
Taiwan (0.6%)
Taiwan Semiconductor
Manufacturing Co. Ltd.	37,122,508	67,972
Compal Electronics Inc.	14,998,200	21,496
		89,468
Turkey (0.5%)
Turkiye Garanti
Bankasi AS	20,354,000	74,924

United Kingdom (18.0%)
Tesco PLC	55,830,300	357,500
BG Group PLC	17,055,213	298,099
BHP Billiton PLC	6,822,700	209,446
Vodafone Group PLC	93,450,324	201,933
Standard Chartered PLC	8,080,300	192,588
HSBC Holdings PLC	17,530,693	192,318
British American
Tobacco PLC	4,963,464	168,762
Rio Tinto PLC	3,109,200	160,562
Rolls-Royce Group PLC	13,797,616	117,461
SABMiller PLC	3,960,000	103,894
Prudential PLC	10,627,000	97,929
Centrica PLC	17,626,000	75,239
BAE Systems PLC	12,631,000	72,145
Meggitt PLC	14,917,500	63,171
* Lloyds Banking
Group PLC	59,214,785	47,405
* Signet Jewelers Ltd.	1,356,000	39,075
Capita Group PLC	3,551,612	38,830
Unilever PLC	1,190,000	34,993
Carnival PLC	920,000	34,973
Reckitt Benckiser
Group PLC	637,000	33,535
GlaxoSmithKline PLC	1,810,000	33,463
Eurasian Natural
Resources Corp. PLC	2,014,000	31,580
Ultra Electronics
Holdings PLC	1,470,000	29,685
Intertek Group PLC	1,460,000	28,543

17

	International Growth Fund

			Market
			Value•
		Shares	($000)
	G4S PLC	6,850,000	28,298
	Inchcape PLC	64,800,000	25,128
	Victrex PLC	1,706,167	22,623
			2,739,178
	Total Common Stocks
	(Cost $13,525,163)		14,697,697
Temporary Cash Investments (4.4%)[1]
	Money Market Fund (4.0%)
2,3	Vanguard Market Liquidity
	Fund, 0.163%	611,930,000	611,930

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.4%)
4,5	Federal Home Loan
	Bank Discount Notes,
	0.220%, 3/26/10	5,000	4,999
4,5	Freddie Mac Discount
	Notes, 0.215%, 6/14/10	7,000	6,997
	[4,5,6] Freddie Mac Discount
	Notes, 0.230%, 8/9/10	40,000	39,962
			51,958
Total Temporary Cash Investments
	(Cost $663,883)		663,888
	Total Investments (100.9%)
	(Cost $14,189,046)		15,361,585
Other Assets and Liabilities (-0.9%)
	Other Assets		111,134
	Liabilities[3]		(250,583)
			(139,449)
	Net Assets (100%)		15,222,136

At February 28, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	17,232,283
Overdistributed Net Investment Income	(25,534)
Accumulated Net Realized Losses	(3,133,005)
Unrealized Appreciation (Depreciation)
Investment Securities	1,172,539
Futures Contracts	(10,970)
Foreign Currencies and Forward
Currency Contracts	(13,177)
Net Assets	15,222,136

Investor Shares—Net Assets
Applicable to 670,676,579 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	10,900,840
Net Asset Value Per Share—
Investor Shares	$16.25

Admiral Shares—Net Assets
Applicable to 83,570,367 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,321,296
Net Asset Value Per Share—
Admiral Shares	$51.71

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $85,965,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.9% and 2.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $88,548,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $21,244,000 have been segregated as collateral for open forward currency contracts.
6 Securities with a value of $25,975,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

18

International Growth Fund

Statement of Operations

Six Months Ended
February 28, 2010
($000)
Investment Income
Income
Dividends[1]	93,734
Interest[2]	708
Security Lending	2,503
Total Income	96,945
Expenses
Investment Advisory Fees—Note B
Basic Fee	9,601
Performance Adjustment	2,127
The Vanguard Group—Note C
Management and Administrative—Investor Shares	17,690
Management and Administrative—Admiral Shares	2,890
Marketing and Distribution—Investor Shares	1,049
Marketing and Distribution—Admiral Shares	388
Custodian Fees	1,394
Shareholders’ Reports—Investor Shares	153
Shareholders’ Reports—Admiral Shares	29
Trustees’ Fees and Expenses	18
Total Expenses	35,339
Expenses Paid Indirectly	(100)
Net Expenses	35,239
Net Investment Income	61,706
Realized Net Gain (Loss)
Investment Securities Sold	(402)
Futures Contracts	71,603
Foreign Currencies and Forward Currency Contracts	25,240
Realized Net Gain (Loss)	96,441
Change in Unrealized Appreciation (Depreciation)
Investment Securities	643,273
Futures Contracts	(71,277)
Foreign Currencies and Forward Currency Contracts	(28,002)
Change in Unrealized Appreciation (Depreciation)	543,994
Net Increase (Decrease) in Net Assets Resulting from Operations	702,141

1 Dividends are net of foreign withholding taxes of $7,800,000.
2 Interest income from an affiliated company of the fund was $643,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

International Growth Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	61,706	331,879
Realized Net Gain (Loss)	96,441	(3,200,301)
Change in Unrealized Appreciation (Depreciation)	543,994	444,595
Net Increase (Decrease) in Net Assets Resulting from Operations	702,141	(2,423,827)
Distributions
Net Investment Income
Investor Shares	(186,646)	(320,390)
Admiral Shares	(79,427)	(134,624)
Realized Capital Gain
Investor Shares	—	(514,799)
Admiral Shares	—	(202,398)
Total Distributions	(266,073)	(1,172,211)
Capital Share Transactions
Investor Shares	357,273	792,137
Admiral Shares	268,176	150,634
Net Increase (Decrease) from Capital Share Transactions	625,449	942,771
Total Increase (Decrease)	1,061,517	(2,653,267)
Net Assets
Beginning of Period	14,160,619	16,813,886
End of Period[1]	15,222,136	14,160,619

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($25,534,000) and $179,384,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

International Growth Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$15.73	$20.43	$26.13	$23.97	$19.83	$16.33
Investment Operations
Net Investment Income	.063	.398[1]	.473	.594	.541	.341
Net Realized and Unrealized Gain (Loss)
on Investments	.743	(3.633)	(3.431)	4.132	4.284	3.474
Total from Investment Operations	.806	(3.235)	(2.958)	4.726	4.825	3.815
Distributions
Dividends from Net Investment Income	(.286)	(.562)	(.528)	(.530)	(.370)	(.315)
Distributions from Realized Capital Gains	—	(.903)	(2.214)	(2.036)	(.315)	—
Total Distributions	(.286)	(1.465)	(2.742)	(2.566)	(.685)	(.315)
Net Asset Value, End of Period	$16.25	$15.73	$20.43	$26.13	$23.97	$19.83

Total Return[2]	5.06%	-13.75%	-12.83%	20.87%	24.79%	23.54%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,901	$10,226	$11,969	$13,219	$10,466	$8,182
Ratio of Total Expenses to
Average Net Assets[3]	0.52%[4]	0.53%	0.47%	0.51%	0.55%	0.60%
Ratio of Net Investment Income to
Average Net Assets	0.76%[4]	2.84%[1]	2.07%	2.47%	2.52%	1.89%
Portfolio Turnover Rate	44%[4]	51%	55%	41%	45%	48%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.061 and 0.48%, respectively, resulting from income accrued in connection with a spinoff in October 2008 by Reinet Investments SA of British American Tobacco PLC.
2 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than two months or the account service fee that may be applicable to certain accounts with balanced below $10,000.
3 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.03%, 0.02%, 0.01%, (0.01%), and (0.01%).
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

21

International Growth Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$50.08	$65.09	$83.26	$76.36	$63.15	$51.96
Investment Operations
Net Investment Income	.248	1.340[1]	1.649	2.051	1.861	1.222
Net Realized and Unrealized Gain (Loss)
on Investments	2.369	(11.571)	(10.929)	13.159	13.639	11.063
Total from Investment Operations	2.617	(10.231)	(9.280)	15.210	15.500	12.285
Distributions
Dividends from Net Investment Income	(.987)	(1.909)	(1.845)	(1.832)	(1.288)	(1.095)
Distributions from Realized Capital Gains	—	(2.870)	(7.045)	(6.478)	(1.002)	—
Total Distributions	(.987)	(4.779)	(8.890)	(8.310)	(2.290)	(1.095)
Net Asset Value, End of Period	$51.71	$50.08	$65.09	$83.26	$76.36	$63.15

Total Return[2]	5.16%	-13.57%	-12.67%	21.11%	25.03%	23.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,321	$3,934	$4,845	$5,060	$3,506	$2,181
Ratio of Total Expenses to
Average Net Assets[3]	0.33%[4]	0.34%	0.28%	0.31%	0.35%	0.40%
Ratio of Net Investment Income to
Average Net Assets	0.95%[4]	3.03%[1]	2.26%	2.67%	2.72%	2.07%
Portfolio Turnover Rate	44%[4]	51%	55%	41%	45%	48%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.194 and 0.48%, respectively, resulting from income accrued in connection with a spinoff in October 2008 by Reinet Investments SA of British American Tobacco PLC.
2 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than two months.
3 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.03%, 0.02%, 0.01%, (0.01%), and (0.01%).
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

22

International Growth Fund

Notes to Financial Statements

Vanguard International Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund may also enter into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under

23

International Growth Fund

the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty, and by the posting of collateral by the counterparty. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2006–2009), and for the period ended February 28, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Schroder Investment Management North America Inc., Baillie Gifford Overseas Ltd., and M&G Investment Management Ltd. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Schroder Investment Management North America Inc. and Baillie Gifford Overseas Ltd. are subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. The basic fee of M&G Investment Management Ltd. is subject to quarterly adjustments based on the fund’s performance since February 29, 2008, relative to the MSCI All Country World Index excluding USA.

24

International Growth Fund

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended February 28, 2010, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the fund’s average net assets, before an increase of $2,127,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2010, the fund had contributed capital of $3,024,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 1.21% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended February 28, 2010, these arrangements reduced the fund’s expenses by $100,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of February 28, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	1,316,875	—	—
Common Stocks—Other	506,029	12,874,793	—
Temporary Cash Investments	611,930	51,958	—
Futures Contracts—Liabilities[1]	(3,271)	—	—
Forward Currency Contracts—Assets	1,357	—	—
Forward Currency Contracts—Liabilities	(14,989)	—	—
Total	2,417,931	12,926,751	—
1 Represents variation margin on the last day of the reporting period.

25

International Growth Fund

F. At February 28, 2010, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts[1]	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	—	1,357	1,357
Liabilities	(3,271)	(14,989)	(18,260)
1 Represents variation margin on the last day of the reporting period.

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended February 28, 2010, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	71,603	—	71,603
Forward Currency Contracts	—	25,791	25,791
Realized Net Gain (Loss) on Derivatives	71,603	25,791	97,394

Change in Unrealized Appreciation
(Depreciation) on Derivatives
Futures Contracts	(71,277)	—	(71,277)
Forward Currency Contracts	—	(28,045)	(28,045)
Change in Unrealized Appreciation
(Depreciation) on Derivatives	(71,277)	(28,045)	(99,322)

At February 28, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Dow Jones EURO STOXX 50 Index	March 2010	3,768	140,073	(9,872)
FTSE 100 Index	March 2010	1,191	96,760	625
Topix Index	March 2010	845	84,723	(1,067)
S&P ASX 200 Index	March 2010	368	37,922	(656)

Unrealized appreciation (depreciation) on open FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

26

International Growth Fund

At February 28, 2010, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

				Unrealized
				Appreciation
			Contract Amount (000)	(Depreciation)
Contract Settlement Date		Receive	Deliver	($000)
3/24/10	EUR	112,089	USD 152,895	(8,322)
3/24/10	GBP	63,432	USD 96,580	(6,141)
3/17/10	JPY	7,528,259	USD 84,731	967
3/24/10	AUD	43,183	USD 38,564	(136)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

The fund had net unrealized foreign currency gains of $455,000 resulting from the translation of other assets and liabilities at February 28, 2010.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2010, the fund realized net foreign currency losses of $551,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. Unrealized appreciation through October 31, 2009, on passive foreign investment company holdings at February 28, 2010, was $547,000, all of which has been distributed and is reflected in the balance of undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2009, the fund had available capital loss carryforwards totaling $1,198,712,000 to offset future net capital gains through August 31, 2017. In addition, the fund realized losses of $2,008,606,000 during the period from November 1, 2008, through August 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

27

International Growth Fund

At February 28, 2010, the cost of investment securities for tax purposes was $14,189,593,000. Net unrealized appreciation of investment securities for tax purposes was $1,171,992,000, consisting of unrealized gains of $2,270,185,000 on securities that had risen in value since their purchase and $1,098,193,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended February 28, 2010, the fund purchased $3,882,872,000 of investment securities and sold $3,187,935,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2010		August 31, 2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,081,808	64,228	1,791,374	133,321
Issued in Lieu of Cash Distributions	182,857	10,852	819,473	67,224
Redeemed[1]	(907,392)	(54,378)	(1,818,710)	(136,394)
Net Increase (Decrease)—Investor Shares	357,273	20,702	792,137	64,151
Admiral Shares
Issued	533,723	9,984	676,458	16,117
Issued in Lieu of Cash Distributions	72,968	1,361	312,461	8,068
Redeemed[1]	(338,515)	(6,339)	(838,285)	(20,055)
Net Increase (Decrease)—Admiral Shares	268,176	5,006	150,634	4,130
1 Net of redemption fees for fiscal 2010 and 2009 of $454,000 and $888,000, respectively (fund totals).

J. In preparing the financial statements as of February 28, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 2% fee on redemptions of shares held for less than two months, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a ”sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended February 28, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Growth Fund	8/31/2009	2/28/2010	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,050.59	$2.64
Admiral Shares	1,000.00	1,051.56	1.68
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.22	$2.61
Admiral Shares	1,000.00	1,023.16	1.66

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.52% for Investor Shares and 0.33% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

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Trustees Approve Advisory Agreements

The board of trustees of Vanguard International Growth Fund has renewed the fund’s investment advisory agreements with Schroder Investment Management North America Inc. (Schroder Inc.), Baillie Gifford Overseas Ltd., and M&G Investment Management Limited, as well as the sub-advisory agreement with Schroder Investment Management North America Ltd. The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Schroder Investment Management North America Inc. Schroder Inc. is a subsidiary of Schroders plc., a firm founded more than 200 years ago, with investment management experience dating back to 1926. The advisor employs a sound process, selecting attractive growth stocks from developed and emerging markets outside the United States. Stocks are chosen using a bottom-up approach supported by Schroder’s worldwide network of analysts, economists, and strategists. The firm has advised the fund since its inception in 1981.

Baillie Gifford Overseas Ltd. Baillie Gifford, a unit of Baillie Gifford & Co., founded in 1908, is among the largest independently owned investment management firms in the United Kingdom. The advisor employs a sound process to build a diversified portfolio of high-quality non-U.S. growth stocks from developed and emerging markets. Stocks are selected using fundamental research conducted by Baillie Gifford’s Edinburgh-based analysts. The firm has advised a portion of the International Growth Fund since 2003.

M&G Investment Management Limited. M&G, founded in 1931, is based in London, England, and specializes in managing equity and fixed income portfolios for both institutional and retail clients worldwide. The advisor employs a sound process to build a diversified portfolio of high-quality, non-U.S. growth stocks from developed and emerging markets. The advisor’s global equity team—made up of the portfolio managers, Greg Aldridge and Graham French, and eight other portfolio managers/analysts—conducts intensive fundamental analysis on companies, including regular company visits. The firm has advised a portion of the fund since 2008.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisors have carried out the fund’s investment strategy in a disciplined fashion, and the performance results have allowed the fund to remain competitive versus its benchmark and its average peer fund. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

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Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of the fund’s advisors in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedules. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by each firm increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

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Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

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Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 161 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years: Chairman
Born 1957. Trustee Since July 2009. Chairman of the	and Chief Executive Officer (retired 2009) and
Board. Principal Occupation(s) During the Past Five	President (2006–2008) of Rohm and Haas Co.
Years: Chairman of the Board of The Vanguard Group,	(chemicals); Board Member of American Chemistry
Inc., and of each of the investment companies served	Council; Director of Tyco International, Ltd. (diversified
by The Vanguard Group, since January 2010; Director	manufacturing and services) and Hewlett-Packard Co.
of The Vanguard Group since 2008; Chief Executive	(electronic computer manufacturing); Trustee of The
Officer and President of The Vanguard Group and of	Conference Board.
each of the investment companies served by The
Vanguard Group since 2008; Director of Vanguard	Amy Gutmann
Marketing Corporation; Managing Director of The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group (1995–2008).	Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.
Browne Distinguished Professor of Political Science
Independent Trustees	in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Emerson U. Fullwood	nication and the Graduate School of Education of
Born 1948. Trustee Since January 2008. Principal	the University of Pennsylvania; Director of Carnegie
Occupation(s) During the Past Five Years: Executive	Corporation of New York, Schuylkill River Development
Chief Staff and Marketing Officer for North America	Corporation, and Greater Philadelphia Chamber of
and Corporate Vice President (retired 2008) of Xerox	Commerce; Trustee of the National Constitution Center.
Corporation (document management products and
services); Director of SPX Corporation (multi-industry
manufacturing), the United Way of Rochester, the
Boy Scouts of America, Amerigroup Corporation
(managed health care), and Monroe Community
College Foundation.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the
Maxwell School of Citizenship and Public Affairs	Kathryn J. Hyatt
at Syracuse University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal
F. Joseph Loughrey	of The Vanguard Group, Inc.; Treasurer of each of
Born 1949. Trustee Since October 2009. Principal	the investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President	Group since 2008; Assistant Treasurer of each of the
and Chief Operating Officer since 2005 (retired 2009)	investment companies served by The Vanguard Group
and Vice Chairman of the Board (2008–2009) of	(1988–2008).
Cummins Inc. (industrial machinery); Director of
SKF AB (industrial machinery), Hillenbrand, Inc.	Heidi Stam
(specialized consumer services), Sauer-Danfoss Inc.	Born 1956. Secretary Since July 2005. Principal
(machinery), the Lumina Foundation for Education,	Occupation(s) During the Past Five Years: Managing
and the Columbus Community Education Coalition;	Director of The Vanguard Group, Inc., since 2006;
Chairman of the Advisory Council for the College of	General Counsel of The Vanguard Group since 2005;
Arts and Letters at the University of Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005;
Occupation(s) During the Past Five Years: George	Principal of The Vanguard Group (1997–2006).
Gund Professor of Finance and Banking at the Harvard
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Deputy Chairman	Chairman Emeritus and Senior Advisor
of the Federal Reserve Bank of Cleveland; Trustee
of University Hospitals of Cleveland, The Cleveland	John J. Brennan
Museum of Art, and Case Western Reserve University.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	Founder
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);	John C. Bogle
President of Corning Technologies (2001–2005);	Chairman and Chief Executive Officer, 1974–1996
Director of Corning Incorporated and Dow Corning;
Trustee of the Corning Incorporated Foundation and
the Corning Museum of Glass; Overseer of the
Amos Tuck School of Business Administration at
Dartmouth College.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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Q812 042010

Vanguard FTSE Social Index Fund
Semiannual Report

February 28, 2010

> Vanguard FTSE Social Index Fund returned about 9% for the fiscal half-year ended February 28, 2010, as stock prices continued to rise.

> The socially screened index was heavily exposed to the relatively weak financial sector, keeping the fund a few steps behind the broad market.

> Much of the fund’s strength reflected solid performances from information technology and consumer discretionary stocks, which benefited from an improving economic outlook.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	7
Performance Summary.	8
Financial Statements.	9
About Your Fund’s Expenses.	21
Glossary.	23

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Six Months Ended February 28, 2010
				Total
				Returns
Vanguard FTSE Social Index Fund
Investor Shares				9.02%
Institutional Shares				9.14
FTSE4Good US Select Index				9.19
Large-Cap Growth Funds Average				10.13
Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.
Institutional Shares carry lower costs and are available for a minimum investment of $5 million.

Your Fund’s Performance at a Glance
August 31, 2009 , Through February 28, 2010
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard FTSE Social Index Fund
Investor Shares	$6.20	$6.69	$0.068	$0.000
Institutional Shares	6.20	6.69	0.075	0.000

1

Chairman’s Letter

Dear Shareholder,

For the six months ended February 28, 2010, the FTSE Social Index Fund returned about 9%, in line with its benchmark index. Like its index, the fund finished about 1 percentage point behind the broad U.S. market, as the fund’s comparatively heavy representation in financial stocks—almost twice that of the market—weighed on performance. The fund also finished a bit behind the average return of large-capitalization growth funds.

Stock markets caught their breath at the end of a solid six months
For the six months, the broad U.S. stock market returned about 10%. The rally seemed to downshift toward the end of the period, as the investor relief that lifted markets higher a year ago gave way to sober-minded assessment of corporate earnings-growth prospects.

Smaller-capitalization stocks did a little better than larger-cap stocks, and growth-oriented securities bested their value-oriented counterparts, but the uniformity of returns from different market segments was more striking than the differences.

International stocks produced more modest returns. In Europe, the precarious financial health of Greece and that of smaller economies such as Portugal and Ireland weighed on the markets. In Asia, the Japanese stock market’s weakness

2

held back results for Asia Pacific indexes. Emerging market stocks continued to outpace those from developed markets.

Yields remained low, but Fed began to unwind rescue programs
The yields of longer-term U.S. Treasury bonds rose during the past six months, while those of the shortest-term securities remained near 0%. Although the Federal Reserve Board expects to keep its target for short-term interest rates close to 0% for “an extended period,” it began to wind down credit programs established during the financial crisis. The Fed’s most dramatic (though largely symbolic) act was to raise the interest rate at its discount window, a lending facility designed to help commercial banks and other depository institutions meet emergency short-term funding needs.

The broad taxable bond market returned 3.19%, with notable strength in corporate bonds. The broad municipal bond market returned 4.13%.

Weakness in financial services, but strength in tech
The fund seeks to track the return of the FTSE4Good US Select Index, which is made up of companies that, according to the index provider, work to protect the environment, have fair hiring and promotion practices for women and minorities, and maintain safe and healthy workplace

Market Barometer

			Total Returns
		Periods Ended February 28, 2010
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	9.91%	55.32%	0.77%
Russell 2000 Index (Small-caps)	10.59	63.95	1.16
Dow Jones U.S. Total Stock Market Index	10.23	56.38	1.20
MSCI All Country World Index ex USA (International)	3.83	63.51	4.60

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	3.19%	9.32%	5.36%
Barclays Capital Municipal Bond Index	4.13	9.98	4.50
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.14	2.81

CPI
Consumer Price Index	0.42%	2.14%	2.48%

3

policies. The resulting portfolio is weighted substantially in financial, information technology, health care, and consumer discretionary stocks. Conversely, the fund has relatively modest exposure to the energy sector and therefore benefited little from the strong performance of those energy stocks it did hold. The sector’s surge was powered by rising energy demand as the global economy began to recover.

The fund’s financial stocks, which accounted, on average, for almost 30% of assets, posted anemic returns for the six months. While regional bank stocks registered acceptable gains as the economy stabilized, stocks of some bigger banks lagged. The combination of continued hefty loan losses at those larger institutions and the prospect of regulatory reform that could limit banks’ future activities restrained performance. Insurance company stocks also had less-than-stellar returns, in part because of concerns in the market over investment losses in their portfolios.

Information technology stocks, also about 30% of the fund’s assets, on average, during the half-year, did well almost across the board. Although tech stocks were battered as the recession raged and corporate buyers slashed spending on computers and other technology investments, that trend has now reversed. Companies that

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Institutional	Peer Group
	Shares	Shares	Average
FTSE Social Index Fund	0.29%	0.16%	1.37%

The fund expense ratios shown are from the prospectus dated December 28, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended February 28, 2010, the annualized expense ratios were 0.29% for Investor Shares and 0.16% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Large-Cap Growth Funds.

4

had tightened their belts seem likely to begin upgrading equipment and software, a shift that has boosted the outlook for the tech sector. The pickup of the overall economy also gave a shot in the arm to consumer discretionary stocks, particularly specialty retailers, and even stocks of hotels, resorts, and cruise lines. While few would foresee a return to the “go-go” consumer spending that propelled the economy a few years ago, indicators that consumers are opening their wallets a bit more buoyed the sector’s stocks.

The fund’s health care stocks also turned in performances that outstripped that of the overall market. In late March, President Obama signed an overhaul of the U.S. health care system into law, but investors seem to have already concluded that reform is unlikely to damage the prospects of most companies in the industry, a factor that bolstered returns for those stocks.

Real-world lessons in the value of balance and perspective
The six months ended February 28, 2010, marked a continuation of the stock market rally that has been under way since March 2009. The nearly 12-month rebound is a welcome reprieve from the previous two years, when just about all equity investors, including shareholders in the FTSE Social Index Fund, endured painful losses.

The lessons of that punishing period and of the recent recovery serve as a reminder—albeit a potentially harsh one—of the importance of maintaining a long-term outlook on investing. Investors who panicked during the market declines of 2008 and early 2009 and sold their stock portfolios missed the robust returns of the last 12 months. Trying to time the up and down movements of the market can be a dangerous and money-losing strategy.

As the economy shows signs of solid recovery, investors are clearly more optimistic. But even if market performance is less volatile in the near term, there are certain to be periods of strong returns followed by painful retreats. That’s why, as always, investors need to focus on building a well-diversified portfolio of stock, bond, and money market holdings that matches their investing goals and time horizon. Such an approach puts you in a position to participate in the stock market’s long-term potential for growth, while providing some protection from its inevitable periods of decline.

The FTSE Social Index Fund can be an important component of such a long-term portfolio. In particular, for investors who prefer to invest in companies that meet strict social and environmental standards, the fund can form a key element of a socially conscious investment strategy that also keeps costs in check.

5

On another matter, I would like to inform you that as of January 1, 2010, we completed a leadership transition that began in March 2008. I succeeded Jack Brennan as chairman of Vanguard and each of the funds. Jack has agreed to serve as chairman emeritus and senior advisor. Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 24, 2010

FTSE Social Index Fund

Fund Profile
As of February 28, 2010

Share-Class Characteristics
	Investor	Institutional
	Shares	Shares
Ticker Symbol	VFTSX	VFTNX
Expense Ratio[1]	0.29%	0.16%
30-Day SEC Yield	0.86%	0.99%

Portfolio Characteristics
		FTSE	DJ
		4Good	U.S. Total
		US Select	Market
	Fund	Index	Index
Number of Stocks	305	307	4,178
Median Market Cap	$29.0B	$28.7B	$29.9B
Price/Earnings Ratio	23.0x	22.8x	21.5x
Price/Book Ratio	2.0x	2.0x	2.1x
Return on Equity	18.9%	18.9%	19.3%
Earnings Growth Rate	7.6%	7.8%	7.8%
Dividend Yield	1.2%	1.2%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	35%	—	—
Short-Term Reserves	0.6%	—	—

Sector Diversification (% of equity exposure)
		FTSE	DJ
		4Good	U.S. Total
		US Select	Market
	Fund	Index	Index
Consumer
Discretionary	9.5%	9.5%	10.7%
Consumer Staples	9.3	9.5	10.1
Energy	1.3	1.3	10.4
Financials	29.5	29.1	16.8
Health Care	14.8	15.0	12.7
Industrials	2.6	2.6	10.7
Information
Technology	29.8	29.8	18.4
Materials	1.1	1.1	3.9
Telecommunication
Services	1.7	1.7	2.7
Utilities	0.4	0.4	3.6

Volatility Measures
	FTSE	DJ
	4Good	U.S. Total
	US Select	Market
	Index	Index
R-Squared	1.00	0.97
Beta	1.00	1.14

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Procter & Gamble Co.	Household
	Products	4.3%
Apple Inc.	Computer
	Hardware	4.2
Bank of America Corp.	Diversified Financial
	Services	3.8
JPMorgan Chase & Co.	Diversified Financial
	Services	3.8
Cisco Systems Inc.	Communications
	Equipment	3.2
Wells Fargo & Co.	Diversified Banks	3.2
Google Inc. Class A	Internet Software &
	Services	2.9
Oracle Corp.	Systems Software	2.8
Intel Corp.	Semiconductors	2.6
McDonald's Corp.	Restaurants	1.6
Top Ten		32.4%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 28, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended February 28, 2010, the annualized expense ratios were 0.29% for Investor Shares and 0.16% for Institutional Shares.

7

FTSE Social Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): May 31, 2000, Through February 28, 2010

Spliced Social Index: Calvert Social Index though December 16, 2005; FTSE4Good US Select Index thereafter.
Note: For 2010, performance data reflect the six months ended February 28, 2010.

Average Annual Total Returns: Periods Ended December 31, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Investor Shares	5/31/2000	35.12%	-2.19%	-2.97%
Institutional Shares	1/14/2003	35.27	-2.08	2.58

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.
See Financial Highlights for dividend and capital gains information.

8

FTSE Social Index Fund

Financial Statements (unaudited)

Statement of Net Assets

As of February 28, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value •
		Shares	($000)
Common Stocks (100.0%)
Consumer Discretionary (9.5%)
	McDonald’s Corp.	108,126	6,904
*	Amazon.com Inc.	33,249	3,937
	Lowe’s Cos. Inc.	146,543	3,475
*	DIRECTV Class A	98,164	3,323
	Staples Inc.	72,577	1,870
*	Kohl’s Corp.	30,447	1,639
	Coach Inc.	31,812	1,159
	Gap Inc.	52,389	1,126
*	Bed Bath & Beyond Inc.	26,303	1,094
	McGraw-Hill Cos. Inc.	31,835	1,089
*	Apollo Group Inc. Class A	15,352	919
	Macy’s Inc.	42,272	810
	Nordstrom Inc.	21,799	805
	Mattel Inc.	36,461	802
	Starwood Hotels &
	Resorts Worldwide Inc.	18,763	726
	Ltd Brands Inc.	32,480	718
	Genuine Parts Co.	16,131	651
	Ross Stores Inc.	12,661	619
	Cablevision Systems Corp.
	Class A	24,527	591
	H&R Block Inc.	33,607	581
	Harley-Davidson Inc.	23,575	580
	Darden Restaurants Inc.	13,841	561
	Tiffany & Co.	12,565	558
	Hasbro Inc.	13,816	494
*	Dollar Tree Inc.	8,774	489
*	Royal Caribbean Cruises Ltd.	15,891	449
	Wyndham Worldwide Corp.	17,702	407
*	Sirius XM Radio Inc.	389,424	397
	Scripps Networks
	Interactive Inc. Class A	9,480	375
*	Interpublic Group of Cos. Inc.	48,245	362
*	Mohawk Industries Inc.	6,970	360
	Gannett Co. Inc.	23,422	355
	American Eagle
	Outfitters Inc.	20,594	347

			Market
			Value •
		Shares	($000)
	PetSmart Inc.	12,363	337
	Harman International
	Industries Inc.	6,811	294
*	GameStop Corp. Class A	16,135	278
	Gentex Corp.	13,521	262
	Lennar Corp. Class A	15,440	253
	RadioShack Corp.	12,276	240
*	Toll Brothers Inc.	12,397	233
*	Lamar Advertising Co.
	Class A	7,691	231
	Wendy’s/Arby’s Group Inc.
	Class A	45,713	223
	Foot Locker Inc.	15,877	206
*	Madison Square Garden Inc.
	Class A	6,131	120
	Weight Watchers
	International Inc.	3,838	99
	Krispy Kreme Doughnuts Inc.
	Warrants Exp. 3/2/2012	179	—
			41,348
Consumer Staples (9.3%)
	Procter & Gamble Co.	293,827	18,593
	CVS Caremark Corp.	141,330	4,770
	Costco Wholesale Corp.	43,202	2,634
	General Mills Inc.	32,899	2,369
	Sysco Corp.	59,253	1,713
	Kellogg Co.	28,416	1,482
	HJ Heinz Co.	31,585	1,450
	Avon Products Inc.	42,784	1,302
	Safeway Inc.	40,798	1,017
	Campbell Soup Co.	26,049	868
	Dr Pepper Snapple
	Group Inc.	25,390	806
	Estee Lauder Cos. Inc.
	Class A	11,914	716
	Hershey Co.	16,953	674
*	Whole Foods Market Inc.	17,112	607
	McCormick & Co. Inc.	11,644	432
	Hormel Foods Corp.	10,004	411

9

FTSE Social Index Fund

			Market
			Value •
		Shares	($000)
	Alberto-Culver Co. Class B	9,837	273
*	Dean Foods Co.	17,864	261
			40,378
Energy (1.3%)
	Apache Corp.	33,279	3,449
	Noble Corp.	26,181	1,106
*	Newfield Exploration Co.	13,251	677
	Patterson-UTI Energy Inc.	15,251	236
			5,468
Financials (29.5%)
	Bank of America Corp.	997,156	16,613
	JPMorgan Chase & Co.	391,129	16,416
	Wells Fargo & Co.	512,553	14,013
	US Bancorp	190,485	4,688
	American Express Co.	118,972	4,543
	Bank of New York
	Mellon Corp.	120,323	3,432
	MetLife Inc.	82,205	2,991
	Travelers Cos. Inc.	54,737	2,879
	PNC Financial Services
	Group Inc.	51,898	2,790
	Prudential Financial Inc.	46,158	2,419
	Aflac Inc.	46,757	2,312
	Simon Property Group Inc.	28,500	2,231
	State Street Corp.	49,432	2,220
	Charles Schwab Corp.	115,654	2,118
	CME Group Inc.	6,719	2,027
	BB&T Corp.	69,056	1,970
	Franklin Resources Inc.	17,480	1,778
	Chubb Corp.	34,217	1,727
	Capital One Financial Corp.	45,426	1,715
	ACE Ltd.	33,738	1,687
	Loews Corp.	42,977	1,567
	T Rowe Price Group Inc.	25,737	1,305
	Northern Trust Corp.	24,134	1,286
	SunTrust Banks Inc.	49,967	1,190
	Progressive Corp.	67,855	1,164
	Ameriprise Financial Inc.	25,619	1,025
	Equity Residential	27,702	999
	Boston Properties Inc.	13,948	947
	Hartford Financial Services
	Group Inc.	38,604	941
	M&T Bank Corp.	11,857	918
	HCP Inc.	29,502	849
	Regions Financial Corp.	119,652	808
*	Genworth Financial Inc.
	Class A	49,191	784
*	IntercontinentalExchange Inc.	7,289	782
	Lincoln National Corp.	30,415	766
	Discover Financial Services	54,709	747
	Principal Financial Group Inc.	32,049	744
	Host Hotels & Resorts Inc.	62,030	726
	Hudson City Bancorp Inc.	52,492	710
	Ventas Inc.	15,784	697

			Market
			Value •
		Shares	($000)
	Unum Group	33,389	695
	NYSE Euronext	26,183	691
	AvalonBay Communities Inc.	8,237	671
	New York Community
	Bancorp Inc.	42,650	661
	KeyCorp	88,692	634
	PartnerRe Ltd.	7,958	633
	XL Capital Ltd. Class A	34,551	631
	Moody’s Corp.	23,690	631
	ProLogis	46,997	606
	Plum Creek Timber Co. Inc.	16,442	587
	Comerica Inc.	15,223	549
	People’s United
	Financial Inc.	34,323	541
*	SLM Corp.	47,076	526
	Willis Group Holdings PLC	16,945	505
	Axis Capital Holdings Ltd.	14,046	442
	Cincinnati Financial Corp.	16,165	435
	Legg Mason Inc.	16,017	414
	WR Berkley Corp.	15,814	407
	Torchmark Corp.	8,150	379
	Marshall & Ilsley Corp.	52,067	369
	Assurant Inc.	11,986	366
	Macerich Co.	9,922	354
	AMB Property Corp.	14,504	353
*	Markel Corp.	977	345
	RenaissanceRe Holdings Ltd.	6,158	341
	Liberty Property Trust	11,020	341
	Huntington Bancshares Inc.	70,776	340
	Commerce Bancshares Inc.	8,181	331
	First American Corp.	10,257	331
*,^	American International
	Group Inc.	13,199	327
	Transatlantic Holdings Inc.	6,566	326
	White Mountains Insurance
	Group Ltd.	895	310
	Regency Centers Corp.	8,737	303
*	First Horizon National Corp.	21,904	280
	Old Republic
	International Corp.	23,662	267
	Zions Bancorporation	14,076	261
	SEI Investments Co.	14,580	257
	City National Corp.	5,138	256
*	St. Joe Co.	9,301	256
	Arthur J Gallagher & Co.	10,447	248
	Duke Realty Corp.	22,066	245
	Brown & Brown Inc.	14,276	239
	Janus Capital Group Inc.	17,913	224
	Valley National Bancorp	14,447	208
*	Forest City Enterprises Inc.
	Class A	13,637	164
	Protective Life Corp.	8,714	160
	Erie Indemnity Co. Class A	3,976	157
	Popular Inc.	65,215	126

10

FTSE Social Index Fund

			Market
			Value •
		Shares	($000)
	Mercury General Corp.	2,776	114
*	CNA Financial Corp.	2,490	61
	Wesco Financial Corp.	141	53
			128,475
Health Care (14.8%)
*	Amgen Inc.	102,337	5,793
	Medtronic Inc.	111,118	4,823
*	Gilead Sciences Inc.	90,083	4,289
	UnitedHealth Group Inc.	116,737	3,953
*	Medco Health Solutions Inc.	47,507	3,004
*	WellPoint Inc.	45,919	2,841
*	Celgene Corp.	46,174	2,748
*	Express Scripts Inc.	27,458	2,636
	Covidien PLC	50,414	2,476
	Becton Dickinson and Co.	24,073	1,875
	Allergan Inc.	30,797	1,799
*	Biogen Idec Inc.	28,901	1,590
	Stryker Corp.	29,782	1,581
*	Genzyme Corp.	26,590	1,521
	Alcon Inc.	9,004	1,438
	Aetna Inc.	43,678	1,310
*	St. Jude Medical Inc.	33,447	1,278
*	Zimmer Holdings Inc.	21,567	1,236
	Cardinal Health Inc.	36,197	1,230
*	Boston Scientific Corp.	150,863	1,168
	Quest Diagnostics Inc.	18,595	1,055
	CIGNA Corp.	27,260	934
*	Forest Laboratories Inc.	30,279	905
*	Life Technologies Corp.	17,813	904
*	Hospira Inc.	16,212	848
	AmerisourceBergen Corp.
	Class A	28,956	812
*	Humana Inc.	16,955	803
	CR Bard Inc.	9,559	801
*	Laboratory Corp. of
	America Holdings	10,666	782
*	Mylan Inc.	30,599	653
*	DaVita Inc.	10,275	633
*	Varian Medical Systems Inc.	12,504	612
*	Waters Corp.	9,571	571
*	CareFusion Corp.	22,348	564
*	Cephalon Inc.	7,567	520
	DENTSPLY International Inc.	15,427	510
*	Millipore Corp.	5,398	510
*	Henry Schein Inc.	8,881	505
	Beckman Coulter Inc.	7,034	461
*	Watson Pharmaceuticals Inc.	10,522	419
*	Patterson Cos. Inc.	11,982	356
*	Coventry Health Care Inc.	14,677	340
*	Community Health
	Systems Inc.	9,225	316
	Omnicare Inc.	11,640	315
*	Kinetic Concepts Inc.	6,945	291

			Market
			Value •
		Shares	($000)
	Universal Health
	Services Inc. Class B	9,184	285
*	King Pharmaceuticals Inc.	24,349	274
			64,568
Industrials (2.6%)
	Deere & Co.	42,322	2,425
	PACCAR Inc.	36,528	1,291
	Southwest Airlines Co.	74,510	937
	Rockwell Automation Inc.	14,251	771
	WW Grainger Inc.	7,481	760
*	First Solar Inc.	6,370	675
	Fastenal Co.	15,166	673
*	Iron Mountain Inc.	20,190	523
	Pitney Bowes Inc.	21,039	482
	Robert Half International Inc.	15,358	429
	Equifax Inc.	12,458	402
	Manpower Inc.	7,710	397
	Dun & Bradstreet Corp.	5,108	358
	JB Hunt Transport
	Services Inc.	9,371	333
	Pentair Inc.	9,773	318
*	Foster Wheeler AG	12,511	308
*	Terex Corp.	10,959	213
			11,295
Information Technology (29.8%)
*	Apple Inc.	90,216	18,460
*	Cisco Systems Inc.	580,794	14,131
*	Google Inc. Class A	23,644	12,456
	Oracle Corp.	499,586	12,315
	Intel Corp.	557,643	11,448
	QUALCOMM Inc.	166,654	6,114
	Visa Inc. Class A	47,123	4,019
*	EMC Corp.	204,824	3,582
*	eBay Inc.	129,540	2,982
*	Dell Inc.	196,621	2,601
	Mastercard Inc. Class A	11,024	2,473
	Automatic Data
	Processing Inc.	50,189	2,088
*	Adobe Systems Inc.	52,641	1,824
	Applied Materials Inc.	133,734	1,637
*	Juniper Networks Inc.	52,908	1,480
*	Cognizant Technology
	Solutions Corp. Class A	29,520	1,421
	Broadcom Corp. Class A	43,669	1,368
*	Symantec Corp.	81,131	1,343
*	Marvell Technology
	Group Ltd.	61,940	1,197
	Tyco Electronics Ltd.	45,834	1,175
	Western Union Co.	69,292	1,093
	Paychex Inc.	36,440	1,091
*	Agilent Technologies Inc.	34,660	1,090
*	Intuit Inc.	32,222	1,043
*	NetApp Inc.	33,718	1,012

11

FTSE Social Index Fund

			Market
			Value •
		Shares	($000)
*	Seagate Technology	50,077	997
*	NVIDIA Corp.	55,706	902
	CA Inc.	39,529	889
	Analog Devices Inc.	29,129	852
*	Citrix Systems Inc.	18,332	788
*	Micron Technology Inc.	85,300	773
*	Fiserv Inc.	15,722	758
	Altera Corp.	29,546	722
	Xilinx Inc.	27,862	720
*	Check Point Software
	Technologies	21,063	687
*	BMC Software Inc.	18,620	686
	Activision Blizzard Inc.	64,128	682
*	SanDisk Corp.	23,067	672
*	Autodesk Inc.	23,195	647
*	McAfee Inc.	15,862	630
	Linear Technology Corp.	22,264	605
*	Flextronics International Ltd.	80,435	560
*	Electronic Arts Inc.	32,340	536
*	Advanced Micro Devices Inc.	66,266	524
*	Teradata Corp.	17,047	520
	KLA-Tencor Corp.	17,312	504
	Microchip Technology Inc.	18,049	488
*	VeriSign Inc.	19,525	487
*	Akamai Technologies Inc.	17,104	450
*	Lam Research Corp.	12,612	428
*	Avnet Inc.	15,327	423
*	LSI Corp.	64,745	349
	National
	Semiconductor Corp.	23,472	340
*	Arrow Electronics Inc.	11,803	333
	Jabil Circuit Inc.	21,256	322
*	Synopsys Inc.	14,413	316
	Broadridge Financial
	Solutions Inc.	13,900	292
*	IAC/InterActiveCorp	13,021	291
	Total System Services Inc.	19,445	277
*	Novellus Systems Inc.	9,958	220
*	DST Systems Inc.	5,005	192
	Diebold Inc.	6,619	192
*	Compuware Corp.	23,455	176
			129,673
Materials (1.1%)
	Praxair Inc.	30,888	2,321
	Sigma-Aldrich Corp.	12,258	585
	Vulcan Materials Co.	12,427	539
	Ball Corp.	9,560	517
	International Flavors &
	Fragrances Inc.	8,024	338
*	Pactiv Corp.	13,430	332
	Sealed Air Corp.	15,650	320
			4,952

			Market
			Value •
		Shares	($000)
Telecommunication Services (1.7%)
*	American Tower Corp.
	Class A	40,237	1,717
*	Crown Castle
	International Corp.	28,985	1,096
	CenturyTel Inc.	29,619	1,015
*	Sprint Nextel Corp.	291,694	971
	Millicom International
	Cellular SA	10,777	913
	Qwest Communications
	International Inc.	173,543	791
*	NII Holdings Inc.	16,704	625
	Frontier
	Communications Corp.	30,523	238
	Telephone &
	Data Systems Inc.	5,073	158
			7,524
	Utilities (0.4%)
	Questar Corp.	17,518	736
	EQT Corp.	13,130	574
	TECO Energy Inc.	21,074	323
			1,633
	Total Common Stocks
	(Cost $411,872)		435,314
Temporary Cash Investment (0.7%)
	Money Market Fund (0.7%)
1,2	Vanguard Market Liquidity
	Fund, 0.163%
	(Cost $2,858)	2,858,388	2,858
	Total Investments (100.7%)
	(Cost $414,730)		438,172
Other Assets and Liabilities (-0.7%)
	Other Assets		2,763
	Liabilities2		(5,672)
			(2,909)
	Net Assets (100%)		435,263

12

FTSE Social Index Fund

At February 28, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	538,020
Overdistributed Net Investment Income	(851)
Accumulated Net Realized Losses	(125,348)
Unrealized Appreciation (Depreciation)	23,442
Net Assets	435,263

Investor Shares—Net Assets
Applicable to 48,321,331 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	323,352
Net Asset Value Per Share—
Investor Shares	$6.69

Institutional Shares—Net Assets
Applicable to 16,716,759 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	111,911
Net Asset Value Per Share—
Institutional Shares	$6.69

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $320,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $374,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

13

FTSE Social Index Fund

Statement of Operations

Six Months Ended
February 28, 2010
($000)
Investment Income
Income
Dividends	2,556
Interest[1]	1
Security Lending	8
Total Income	2,565
Expenses
The Vanguard Group—Note B
Investment Advisory Services	32
Management and Administrative—Investor Shares	379
Management and Administrative—Institutional Shares	58
Marketing and Distribution—Investor Shares	35
Marketing and Distribution—Institutional Shares	16
Custodian Fees	10
Shareholders’ Reports—Investor Shares	10
Shareholders’ Reports—Institutional Shares	2
Trustees’ Fees and Expenses	1
Total Expenses	543
Net Investment Income	2,022
Realized Net Gain (Loss) on Investment Securities Sold	(32,676)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	67,945
Net Increase (Decrease) in Net Assets Resulting from Operations	37,291
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

FTSE Social Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,022	5,479
Realized Net Gain (Loss)	(32,676)	(84,100)
Change in Unrealized Appreciation (Depreciation)	67,945	(23,637)
Net Increase (Decrease) in Net Assets Resulting from Operations	37,291	(102,258)
Distributions
Net Investment Income
Investor Shares	(3,306)	(5,643)
Institutional Shares	(1,275)	(2,622)
Realized Capital Gain
Investor Shares	—	—
Institutional Shares	—	—
Total Distributions	(4,581)	(8,265)
Capital Share Transactions
Investor Shares	(5,498)	(12,691)
Institutional Shares	(718)	(2,005)
Net Increase (Decrease) from Capital Share Transactions	(6,216)	(14,696)
Total Increase (Decrease)	26,494	(125,219)
Net Assets
Beginning of Period	408,769	533,988
End of Period[1]	435,263	408,769
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($851,000) and $1,708,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

FTSE Social Index Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$6.20	$7.76	$9.30	$8.51	$8.03	$7.40
Investment Operations
Net Investment Income	.029	.080	.125	.130	.110	.130
Net Realized and Unrealized Gain (Loss)
on Investments	.529	(1.522)	(1.525)	.780	.470	.620
Total from Investment Operations	.558	(1.442)	(1.400)	.910	.580	.750
Distributions
Dividends from Net Investment Income	(.068)	(.118)	(.140)	(.120)	(.100)	(.120)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.068)	(.118)	(.140)	(.120)	(.100)	(.120)
Net Asset Value, End of Period	$6.69	$6.20	$7.76	$9.30	$8.51	$8.03

Total Return[1]	9.02%	-18.11%	-15.26%	10.70%	7.25%	10.16%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$323	$304	$395	$540	$405	$361
Ratio of Total Expenses to
Average Net Assets	0.29%[2]	0.29%	0.24%	0.24%	0.25%	0.25%
Ratio of Net Investment Income to
Average Net Assets	0.92%[2]	1.50%	1.48%	1.48%	1.41%	1.74%
Portfolio Turnover Rate	35%[2]	30%	41%	20%	51%[3]	12%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Annualized.
3 Includes activity related to a change in the fund’s target index.

See accompanying Notes, which are an integral part of the Financial Statements.

16

FTSE Social Index Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$6.20	$7.77	$9.32	$8.52	$8.04	$7.41
Investment Operations
Net Investment Income	.034	.087	.137	.152	.120	.138
Net Realized and Unrealized Gain (Loss)
on Investments	.531	(1.528)	(1.535)	.780	.470	.620
Total from Investment Operations	.565	(1.441)	(1.398)	.932	.590	.758
Distributions
Dividends from Net Investment Income	(.075)	(.129)	(.152)	(.132)	(.110)	(.128)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.075)	(.129)	(.152)	(.132)	(.110)	(.128)
Net Asset Value, End of Period	$6.69	$6.20	$7.77	$9.32	$8.52	$8.04

Total Return	9.14%	-18.03%	-15.22%	10.95%	7.37%	10.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$112	$104	$139	$111	$87	$27
Ratio of Total Expenses to
Average Net Assets	0.16%[1]	0.16%	0.11%	0.11%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.05%[1]	1.63%	1.61%	1.61%	1.54%	1.83%
Portfolio Turnover Rate	35%[1]	30%	41%	20%	51%[2]	12%

1 Annualized.
2 Includes activity related to a change in the fund’s target index.

See accompanying Notes, which are an integral part of the Financial Statements.

17

FTSE Social Index Fund

Notes to Financial Statements

Vanguard FTSE Social Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative and service criteria and invest a minimum amount of $5 million.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2006–2009), and for the period ended February 28, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

18

FTSE Social Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2010, the fund had contributed capital of $84,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.03% of

Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2009, the fund had available capital loss carryforwards totaling $25,902,000 to offset future net capital gains of $79,000 through August 31, 2012, $985,000 through August 31, 2013, $367,000 through August 31, 2014, $2,136,000 through August 31, 2016, and $22,335,000 through August 31, 2017. In addition, the fund realized losses of $66,197,000 during the period from November 1, 2008, through August 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At February 28, 2010, the cost of investment securities for tax purposes was $414,730,000. Net unrealized appreciation of investment securities for tax purposes was $23,442,000, consisting of unrealized gains of $64,665,000 on securities that had risen in value since their purchase and $41,223,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2010, the fund purchased $133,521,000 of investment securities and sold $141,649,000 of investment securities, other than temporary cash investments.

19

FTSE Social Index Fund

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2010		August 31, 2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	32,935	5,034	69,845	13,553
Issued in Lieu of Cash Distributions	3,123	477	5,331	1,125
Redeemed	(41,556)	(6,325)	(87,867)	(16,390)
Net Increase (Decrease)—Investor Shares	(5,498)	(814)	(12,691)	(1,712)
Institutional Shares
Issued	9,647	1,478	34,054	6,299
Issued in Lieu of Cash Distributions	925	141	2,022	427
Redeemed	(11,290)	(1,714)	(38,081)	(7,838)
Net Increase (Decrease)—Institutional Shares	(718)	(95)	(2,005)	(1,112)

G. In preparing the financial statements as of February 28, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

20

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

21

Six Months Ended February 28, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
FTSE Social Index Fund	8/31/2009	2/28/2010	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,090.23	$1.50
Institutional Shares	1,000.00	1,091.39	0.83
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.36	$1.45
Institutional Shares	1,000.00	1,024.00	0.80

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.29% for Investor Shares and 0.16% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

22

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

23

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

24

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 161 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years: Chairman
Born 1957. Trustee Since July 2009. Chairman of the	and Chief Executive Officer (retired 2009) and
Board. Principal Occupation(s) During the Past Five	President (2006–2008) of Rohm and Haas Co.
Years: Chairman of the Board of The Vanguard Group,	(chemicals); Board Member of American Chemistry
Inc., and of each of the investment companies served	Council; Director of Tyco International, Ltd. (diversified
by The Vanguard Group, since January 2010; Director	manufacturing and services) and Hewlett-Packard Co.
of The Vanguard Group since 2008; Chief Executive	(electronic computer manufacturing); Trustee of The
Officer and President of The Vanguard Group and of	Conference Board.
each of the investment companies served by The
Vanguard Group since 2008; Director of Vanguard	Amy Gutmann
Marketing Corporation; Managing Director of The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group (1995–2008).	Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.
Browne Distinguished Professor of Political Science
Independent Trustees	in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Emerson U. Fullwood	nication and the Graduate School of Education of
Born 1948. Trustee Since January 2008. Principal	the University of Pennsylvania; Director of Carnegie
Occupation(s) During the Past Five Years: Executive	Corporation of New York, Schuylkill River Development
Chief Staff and Marketing Officer for North America	Corporation, and Greater Philadelphia Chamber of
and Corporate Vice President (retired 2008) of Xerox	Commerce; Trustee of the National Constitution Center.
Corporation (document management products and
services); Director of SPX Corporation (multi-industry
manufacturing), the United Way of Rochester, the
Boy Scouts of America, Amerigroup Corporation
(managed health care), and Monroe Community
College Foundation.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the
Maxwell School of Citizenship and Public Affairs	Kathryn J. Hyatt
at Syracuse University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal
F. Joseph Loughrey	of The Vanguard Group, Inc.; Treasurer of each of
Born 1949. Trustee Since October 2009. Principal	the investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President	Group since 2008; Assistant Treasurer of each of the
and Chief Operating Officer since 2005 (retired 2009)	investment companies served by The Vanguard Group
and Vice Chairman of the Board (2008–2009) of	(1988–2008).
Cummins Inc. (industrial machinery); Director of
SKF AB (industrial machinery), Hillenbrand, Inc.	Heidi Stam
(specialized consumer services), Sauer-Danfoss Inc.	Born 1956. Secretary Since July 2005. Principal
(machinery), the Lumina Foundation for Education,	Occupation(s) During the Past Five Years: Managing
and the Columbus Community Education Coalition;	Director of The Vanguard Group, Inc., since 2006;
Chairman of the Advisory Council for the College of	General Counsel of The Vanguard Group since 2005;
Arts and Letters at the University of Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005;
Occupation(s) During the Past Five Years: George	Principal of The Vanguard Group (1997–2006).
Gund Professor of Finance and Banking at the Harvard
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Deputy Chairman	Chairman Emeritus and Senior Advisor
of the Federal Reserve Bank of Cleveland; Trustee
of University Hospitals of Cleveland, The Cleveland	John J. Brennan
Museum of Art, and Case Western Reserve University.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	Founder
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);	John C. Bogle
President of Corning Technologies (2001–2005);	Chairman and Chief Executive Officer, 1974–1996
Director of Corning Incorporated and Dow Corning;
Trustee of the Corning Incorporated Foundation and
the Corning Museum of Glass; Overseer of the
Amos Tuck School of Business Administration at
Dartmouth College.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q2132 042010

Vanguard U.S. Sector Index Funds
Semiannual Report
February 28, 2010

Vanguard Consumer Discretionary	Vanguard Industrials Index Fund
Index Fund
Vanguard Information Technology Index Fund
Vanguard Consumer Staples Index Fund
Vanguard Materials Index Fund
Vanguard Energy Index Fund
Vanguard Telecommunication Services
Vanguard Financials Index Fund	Index Fund

Vanguard Health Care Index Fund	Vanguard Utilities Index Fund

> The U.S. stock market returned about 10% for the six months ended February 28, 2010.

> Returns were positive for all ten of the Vanguard U.S. Sector Index Funds. About 15 percentage points separated the returns of the best- and worst-performing sectors.

> The consumer discretionary and industrial sectors posted the strongest six-month gains, while the weakest sector returns came from utilities and financials.

Contents
Your Fund’s Total Returns	1
Chairman’s Letter	2
Consumer Discretionary Index Fund	5
Consumer Staples Index Fund	15
Energy Index Fund	24
Financials Index Fund	33
Health Care Index Fund	44
Industrials Index Fund	54
Information Technology Index Fund	64
Materials Index Fund	74
Telecommunication Services Index Fund	83
Utilities Index Fund	91
About Your Fund’s Expenses	99
Glossary	101

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Six Months Ended February 28, 2010

Admiral™ Shares[1] and ETF Shares[2]
	Ticker	Total
	Symbol	Returns
Vanguard Consumer
Discretionary Index Fund	VCDAX	17.71%
Vanguard Consumer
Discretionary ETF	VCR
Market Price		17.70
Net Asset Value		17.72
MSCI® US IMI/Consumer Discretionary		17.83

Vanguard Consumer Staples
Index Fund	VCSAX	10.81%
Vanguard Consumer Staples ETF	VDC
Market Price		10.75
Net Asset Value		10.81
MSCI US IMI/Consumer Staples		10.84

Vanguard Energy Index Fund	VENAX	10.93%
Vanguard Energy ETF	VDE
Market Price		10.80
Net Asset Value		10.96
MSCI US IMI/Energy		9.28

Vanguard Financials Index Fund	VFAIX	2.58%
Vanguard Financials ETF	VFH
Market Price		2.49
Net Asset Value		2.59
MSCI US IMI/Financials		2.64

Vanguard Health Care Index Fund	VHCIX	11.44%
Vanguard Health Care ETF	VHT
Market Price		11.50
Net Asset Value		11.47
MSCI US IMI/Health Care		11.52

Vanguard Industrials Index Fund	VINAX	15.52%
Vanguard Industrials ETF	VIS
Market Price		15.54
Net Asset Value		15.54
MSCI US IMI/Industrials		15.69

	Ticker	Total
Symbol Returns
Vanguard Information
Technology Index Fund	VITAX	10.93%
Vanguard Information
Technology ETF	VGT
Market Price		10.93
Net Asset Value		10.96
MSCI US IMI/Information Technology		11.09

Vanguard Materials Index Fund	VMIAX	10.30%
Vanguard Materials ETF	VAW
Market Price		10.20
Net Asset Value		10.29
MSCI US IMI/Materials		10.41

Vanguard Telecommunication
Services Index Fund	VTCAX	6.76%
Vanguard Telecommunication
Services ETF	VOX
Market Price		7.01
Net Asset Value		6.79
MSCI US IMI/Telecommunication Services		2.94

Vanguard Utilities Index Fund	VUIAX	2.55%
Vanguard Utilities ETF	VPU
Market Price		2.48
Net Asset Value		2.54
MSCI US IMI/Utilities		2.66

MSCI US IMI/2500		10.10%

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
2 These Vanguard ETF™ Shares are traded on the NYSE Arca exchange and are available only through brokers. The table shows the ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.
Note: MSCI US IMI/2500 is the Morgan Stanley Capital International® US Investable Market 2500 Index.

Chairman’s Letter

Dear Shareholder,

For the six months ended February 28, 2010, the broad U.S. stock market returned about 10%. The market rallied through most of the period, while surrendering some gains in January.

All ten Vanguard U.S. Sector Index Funds recorded positive returns for the fiscal period. The consumer discretionary and industrial sectors set the pace, while the telecommunications, financial, and utilities sectors trailed the field.

An index fund measures its success by how closely it matches its target index, regardless of market conditions. Vanguard Quantitative Equity Group, the sector funds’ advisor, tightly tracked the funds’ target indexes in all sectors except for energy and telecommunication services. As we have noted in previous letters, SEC and IRS regulations limit the percentage of a fund’s assets that can be invested in a single stock, sometimes preventing the advisor from duplicating the construction of the target index. When the performance of a stock that is heavily weighted in an index diverges significantly from those of other stocks in the target index, a less-concentrated sector fund may not be able to track the index’s performance, a potential point of confusion for investors evaluating a fund’s return.

At the close of business on February 26, 2010, the final business day of the fiscal period, Vanguard changed the target benchmarks for all ten U.S. Sector Index Funds to address the gaps between the sector indexes’ composition and what Internal Revenue Code regulations allow a real-world fund to hold. The change—to the MSCI 25/50 Indexes—will provide shareholders with a more reasonable standard for evaluating their funds’ index-tracking success, while ensuring that the funds remain compliant with SEC and IRS regulations for favorable tax treatment.

Stock markets caught their breath at the end of a solid six months
For the six months, the broad U.S. stock market returned about 10%. The rally seemed to downshift toward the end of the period, as the investor relief that powered markets higher a year ago gave way to sober-minded assessment of corporate earnings-growth prospects.

Smaller-capitalization stocks did a little better than larger-cap stocks, and growth-oriented securities bested their value-oriented counterparts, but the uniformity of returns from different market segments was more striking than the differences.

Market Barometer
			Total Returns
		Periods Ended February 28, 2010
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	9.91%	55.32%	0.77%
Russell 2000 Index (Small-caps)	10.59	63.95	1.16
Dow Jones U.S. Total Stock Market Index	10.23	56.38	1.20
MSCI All Country World Index ex USA (International)	3.83	63.51	4.60

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	3.19%	9.32%	5.36%
Barclays Capital Municipal Bond Index	4.13	9.98	4.50
Citigroup 3-Month Treasury Bill Index	0.06	0.14	2.81

CPI
Consumer Price Index	0.42%	2.14%	2.48%

1 Annualized.

International stocks produced more modest returns. In Europe, the precarious financial health of Greece and that of smaller economies such as Portugal and Ireland weighed on the markets. In Asia, the Japanese stock market’s weakness held back results for Asia Pacific indexes. Emerging markets stocks continued to outpace those from developed markets.

Yields remained low, but Fed began to unwind rescue programs
The yields of longer-term U.S. Treasury bonds rose during the past six months, while those of the shortest-term securities remained near 0%. Although the Federal Reserve Board expects to keep its target for short-term interest rates close to 0% for “an extended period,” it began to wind down credit programs established during the financial crisis. The Fed’s most dramatic (though largely symbolic) act was to raise the interest rate at its discount window, a lending facility designed to help commercial banks and other depository institutions meet emergency short-term funding needs.

The broad taxable bond market returned 3.19%, with notable strength in corporate bonds. The broad municipal bond market returned 4.13%.

Consumer discretionary leads productive pack
The broad U.S. stock market continued its climb through the first six months of the fiscal year, although it didn’t maintain the torrid pace set through the spring and summer of 2009. All sectors of the stock market managed positive returns over the six months. Compared to other time periods, there was not a great difference between the best and worst performers.

With a return of more than 17%, the Consumer Discretionary Index Fund was the top Vanguard U.S. Sector Index Fund for the period. A wide variety of companies drove the gains. Media firms, specialty retailers, Internet retailers, hotels, restaurants, and automobile companies were among the businesses that rebounded as cost-cutting measures improved the bottom line and consumer spending increased.

The Industrials Index Fund was the second-highest performer, advancing more than 15%. Manufacturers and farms revved up production in the improving economy. The aerospace and defense and machinery subsectors both shone. Industrial conglomerate General Electric, a bellwether stock for the broader economy, saw improvement in service orders and equipment orders.

Five of the sector index funds––Energy, Materials, Health Care, Information Technology, and Consumer Staples––posted returns of between 10% and 12%, in line with the broad U.S. stock market. Boosts in the returns of oil stocks and of metals and mining stocks lifted the energy and materials sectors, respectively. The health care sector benefited from merger activity. Consumers’ renewed spending on computers and electronic components sparked the IT sector, while major household product and beverage companies were leaders in consumer staples.

The Telecommunication Services Index Fund returned more than 6%. This was several percentage points better than its benchmark, because of regulatory constraints that limited the fund’s exposure to the poorly performing stocks of AT&T and Verizon, both heavily weighted in the index. With the introduction of the new indexes, we don’t expect such return discrepancies to persist in the future. The Financials Index Fund returned about 2% as several major banks still struggled with distressed assets. The Utilities Index Fund, which invests in one of the smaller market sectors, also rose about 2%.

Sector funds offer means to diversify
Diversification, as we often remind investors, is an important element in any investing strategy––a point underscored by the stock and bond markets’ turbulence of the last two years. A portfolio that is diversified and balanced both across and within asset classes can help you tap the market’s top-performing assets while softening the blows from the worst performers.

Any one of the Vanguard U.S. Sector Index Funds, as a solitary investment, would likely be riskier and more unpredictable than the overall U.S. stock market. However, these funds are intended to complement and diversify an investment portfolio, rather than stand as a core holding.

Our commitment to indexing and to low costs, two other Vanguard precepts, is reflected in the U.S. Sector Index Funds. Vanguard Quantitative Equity Group, the funds’ advisor, is a proven global leader in its more than 30 years of expert index fund management. And the funds’ low costs allow you keep more of the returns.

On another matter, I would like to inform you that as of January 1, 2010, we completed a leadership transition that began in March 2008. I succeeded Jack Brennan as chairman of Vanguard and each of the funds. Jack has agreed to serve as chairman emeritus and senior advisor. Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 10, 2010

Your Fund’s Performance at a Glance
August 31, 2009–February 28, 2010

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Consumer Discretionary Index Fund
Admiral Shares	$21.43	$24.99	$0.228	$0.000
ETF Shares	41.37	48.25	0.437	0.000
Consumer Staples Index Fund
Admiral Shares	$30.62	$33.06	$0.850	$0.000
ETF Shares	62.07	67.01	1.738	0.000
Energy Index Fund
Admiral Shares	$37.34	$40.85	$0.580	$0.000
ETF Shares	74.74	81.76	1.193	0.000
Financials Index Fund
Admiral Shares	$14.72	$14.94	$0.157	$0.000
ETF Shares	29.38	29.82	0.316	0.000
Health Care Index Fund
Admiral Shares	$25.19	$27.33	$0.737	$0.000
ETF Shares	50.37	54.66	1.487	0.000
Industrials Index Fund
Admiral Shares	$23.85	$27.20	$0.345	$0.000
ETF Shares	46.45	52.94	0.715	0.000
Information Technology Index Fund
Admiral Shares	$24.39	$26.94	$0.118	$0.000
ETF Shares	47.64	52.62	0.250	0.000
Materials Index Fund
Admiral Shares	$30.68	$33.39	$0.459	$0.000
ETF Shares	60.23	65.53	0.923	0.000
Telecommunication Services Index Fund
Admiral Shares	$25.77	$26.80	$0.757	$0.000
ETF Shares	50.58	52.61	1.511	0.000
Utilities Index Fund
Admiral Shares	$30.73	$30.92	$0.610	$0.000
ETF Shares	61.24	61.60	1.227	0.000

Consumer Discretionary Index Fund

Fund Profile

As of February 28, 2010

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	378	379	2,492
Median Market Cap	$15.6B	$15.6B	$29.0B
Price/Earnings Ratio	22.2x	22.2x	21.2x
Price/Book Ratio	2.5x	2.5x	2.1x
Yield[3]		1.3%	1.9%
Admiral Shares	1.0%
ETF Shares	1.0%
Return on Equity	16.0%	16.0%	19.4%
Earnings Growth Rate	6.9%	6.8%	8.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	8%	—	—
Expense Ratio[5]		—	—
Admiral Shares	0.28%
ETF Shares	0.25%
Short-Term Reserves	0.0%	—	—

Volatility Measures[6]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.86
Beta	1.00	1.18

Subindustry Diversification (% of equity exposure)
Advertising	1.5%
Apparel Retail	6.1
Apparel, Accessories & Luxury Goods	3.2
Auto Parts & Equipment	3.2
Automotive Manufacturers	2.8
Automotive Retail	1.9
Broadcasting	2.4
Cable & Satellite	9.6
Casinos & Gaming	2.2
Computer & Electronics Retail	1.5
Department Stores	3.3
Education Services	2.1
Footwear	2.5
General Merchandise Stores	3.9
Home Improvement Retail	7.4
Homebuilding	1.7
Homefurnishing Retail	1.3
Hotels, Resorts & Cruise Lines	3.5
Housewares & Specialties	1.4
Internet Retail	4.7
Leisure Products	1.4
Movies & Entertainment	11.5
Publishing	2.1
Restaurants	10.3
Specialized Consumer Services	1.4
Specialty Stores	3.1
Other Consumer Discretionary	4.0

Ten Largest Holdings[7] (% of total net assets)
McDonald’s Corp.	5.4%
Walt Disney Co.	4.5
Home Depot Inc.	4.2
Comcast Corp.	3.6
Amazon.com Inc.	3.2
Target Corp.	2.9
Lowe’s Cos. Inc.	2.7
Ford Motor Co.	2.7
Time Warner Inc.	2.7
News Corp.	2.4
Top Ten	34.3%

1 MSCI US IMI/Consumer Discretionary.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 Annualized.
5 The expense ratios shown are from the prospectuses dated December 28, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended February 28, 2010, the annualized expense ratios were 0.26% for the Admiral Shares and 0.23% for the ETF Shares.
6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
7 The holdings listed exclude any temporary cash investments and equity index products.

Consumer Discretionary Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 26, 2004–February 28, 2010

Average Annual Total Returns: Periods Ended December 31, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		46.43%	–2.16%	–0.11%
Net Asset Value		46.52	–2.15	–0.11
Admiral Shares[3]	7/14/2005	46.45	—	–2.27

1 Six months ended February 28, 2010.
2 For more information about how the ETF Shares’ market prices have compared with their net asset value, visit www.vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Consumer Discretionary Index Fund

Financial Statements (unaudited)

Statement of Net Assets

As of February 28, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Auto Components (3.5%)
	Johnson Controls Inc.	112,996	3,514
*	BorgWarner Inc.	19,660	737
	Autoliv Inc.	14,310	638
*	Goodyear Tire & Rubber Co.	38,805	504
	Gentex Corp.	23,195	450
*	TRW Automotive
	Holdings Corp.	11,873	319
*	Dana Holding Corp.	23,420	266
*	Tenneco Inc.	9,972	201
	Cooper Tire & Rubber Co.	9,667	170
*	ArvinMeritor Inc.	14,389	168
*	American Axle &
	Manufacturing Holdings Inc.	10,539	103
*	Federal Mogul Corp.	5,053	98
*	Drew Industries Inc.	3,531	82
*	Modine Manufacturing Co.	7,784	73
*	Exide Technologies	12,639	73
*	Fuel Systems Solutions Inc.	2,358	66
	Superior Industries
	International Inc.	3,794	55
*	Dorman Products Inc.	2,070	37
	Spartan Motors Inc.	5,209	29
*	Wonder Auto Technology Inc.	2,660	26
*	Raser Technologies Inc.	10,448	11
			7,620
Automobiles (3.2%)
*	Ford Motor Co.	490,250	5,756
	Harley-Davidson Inc.	39,430	970
	Thor Industries Inc.	6,094	207
*	Winnebago Industries	4,877	57
			6,990
Distributors (0.7%)
	Genuine Parts Co.	26,845	1,084
*	LKQ Corp.	21,426	410
*	Core-Mark Holding Co. Inc.	1,569	50
			1,544
Diversified Consumer Services (3.5%)
*	Apollo Group Inc. Class A	22,102	1,323
	H&R Block Inc.	56,398	975
	DeVry Inc.	10,751	679
*	ITT Educational Services Inc.	6,213	677
	Strayer Education Inc.	2,359	535
*	Career Education Corp.	14,553	405
	Service Corp. International	42,617	343
*	Brink’s Home
	Security Holdings Inc.	7,728	323
	Sotheby’s	11,295	274
*	Corinthian Colleges Inc.	14,012	227
	Hillenbrand Inc.	10,456	210
*	Capella Education Co.	2,381	198
	Matthews International Corp.
	Class A	5,100	171
	Regis Corp.	9,606	159

			Market
			Value•
		Shares	($000)
*	Coinstar Inc.	5,229	155
	Weight Watchers
	International Inc.	5,818	150
*	American Public
	Education Inc.	2,935	127
*	Steiner Leisure Ltd.	2,318	100
*	Universal Technical
	Institute Inc.	3,359	85
	Stewart Enterprises Inc.
	Class A	13,601	67
*	K12 Inc.	2,983	60
*	Grand Canyon Education Inc.	2,660	58
*	Bridgepoint Education Inc.	3,204	54
*	Lincoln Educational
	Services Corp.	2,327	52
*	Pre-Paid Legal Services Inc.	1,213	50
*	Jackson Hewitt Tax
	Service Inc.	4,761	12
			7,469
Hotels, Restaurants & Leisure (16.1%)
	McDonald’s Corp.	181,648	11,598
*	Starbucks Corp.	124,590	2,854
	Yum! Brands Inc.	78,724	2,655
	Carnival Corp.	73,554	2,645
	Marriott International Inc.
	Class A	50,933	1,381
	Starwood Hotels &
	Resorts Worldwide Inc.	31,478	1,218
*	Las Vegas Sands Corp.	55,542	924
	Darden Restaurants Inc.	22,353	906
	International Game
	Technology	49,615	871
	Wynn Resorts Ltd.	12,444	791
	Wyndham Worldwide Corp.	30,102	692
*	Royal Caribbean Cruises Ltd.	23,444	663
*	Chipotle Mexican Grill Inc.
	Class A	5,349	560
*	MGM Mirage	44,559	470
*	WMS Industries Inc.	9,875	375
*	Panera Bread Co. Class A	5,071	369
*	Bally Technologies Inc.	8,788	364
	Wendy’s/Arby’s Group Inc.
	Class A	67,537	330
	Brinker International Inc.	17,249	312
	Burger King Holdings Inc.	15,887	284
*	Penn National Gaming Inc.	11,285	261
*	Cheesecake Factory Inc.	9,656	228
*	Hyatt Hotels Corp. Class A	6,378	213
*	Jack in the Box Inc.	9,685	204
*	Scientific Games Corp.
	Class A	11,766	199
	Choice Hotels
	International Inc.	5,506	182
*	Orient-Express Hotels Ltd.
	Class A	15,047	172

			Market
			Value•
		Shares	($000)
	Cracker Barrel Old
	Country Store Inc.	3,840	168
*	Life Time Fitness Inc.	6,265	159
*	PF Chang’s China Bistro Inc.	3,697	157
*	Vail Resorts Inc.	4,288	154
	Bob Evans Farms Inc.	5,249	150
*	CEC Entertainment Inc.	3,824	134
*	Buffalo Wild Wings Inc.	2,908	128
*	Texas Roadhouse Inc. Class A	9,461	127
	International Speedway Corp.
	Class A	4,693	125
*	Gaylord Entertainment Co.	5,531	124
*	Interval Leisure Group Inc.	6,729	97
*	Papa John’s International Inc.	3,826	93
*	Domino’s Pizza Inc.	7,383	92
	CKE Restaurants Inc.	7,788	89
*	Ruby Tuesday Inc.	10,220	83
*	Sonic Corp.	9,710	82
*	Peet’s Coffee & Tea Inc.	2,181	79
*	DineEquity Inc.	2,537	74
*	Shuffle Master Inc.	9,005	74
*	Pinnacle Entertainment Inc.	10,049	73
*	Boyd Gaming Corp.	9,398	72
*	Steak N Shake Co.	205	70
*	BJ’s Restaurants Inc.	3,120	67
	Ameristar Casinos Inc.	4,341	65
*	California Pizza Kitchen Inc.	3,834	60
	Churchill Downs Inc.	1,604	57
*	Red Robin Gourmet
	Burgers Inc.	2,623	52
*	Denny’s Corp.	16,213	45
	Speedway Motorsports Inc.	2,509	44
	Marcus Corp.	3,487	43
*	Landry’s Restaurants Inc.	1,897	39
*	AFC Enterprises Inc.	4,249	34
*	Krispy Kreme Doughnuts Inc.	9,602	34
	Ambassadors Group Inc.	2,854	32
*	Isle of Capri Casinos Inc.	2,944	22
*	Morgans Hotel Group Co.	4,409	19
*	Monarch Casino & Resort Inc.	1,588	12
	Dover Downs Gaming &
	Entertainment Inc.	2,496	9
			34,759
Household Durables (5.3%)
	Fortune Brands Inc.	25,323	1,110
	Whirlpool Corp.	12,493	1,051
	Black & Decker Corp.	10,143	735
*	NVR Inc.	949	672
^	Garmin Ltd.	20,286	648
	Newell Rubbermaid Inc.	46,681	642
*	Pulte Homes Inc.	57,638	624
	DR Horton Inc.	48,174	596
*	Mohawk Industries Inc.	9,796	505
	Tupperware Brands Corp.	10,690	500
	Jarden Corp.	15,011	481

Consumer Discretionary Index Fund

			Market
			Value•
		Shares	($000)
	Harman International
	Industries Inc.	11,098	479
	Leggett & Platt Inc.	24,303	461
*	Toll Brothers Inc.	23,063	434
	Lennar Corp. Class A	25,572	420
*	Tempur-Pedic
	International Inc.	11,382	323
	KB Home	13,375	218
	MDC Holdings Inc.	6,350	217
	Ryland Group Inc.	7,377	167
*	Helen of Troy Ltd.	4,795	116
	American Greetings Corp.
	Class A	6,013	115
*	Meritage Homes Corp.	5,109	109
*	La-Z-Boy Inc.	8,658	109
	National Presto Industries Inc.	803	101
*	Standard Pacific Corp.	17,695	75
	Ethan Allen Interiors Inc.	4,398	70
*	Universal Electronics Inc.	2,285	52
*	iRobot Corp.	3,133	51
*	Beazer Homes USA Inc.	9,956	41
*	M/I Homes Inc.	2,935	38
*	Furniture Brands
	International Inc.	6,583	36
*	Hovnanian Enterprises Inc.
	Class A	8,911	35
	Blyth Inc.	1,046	30
*	Sealy Corp.	7,638	26
	CSS Industries Inc.	1,281	22
*	Brookfield Homes Corp.	1,749	13
			11,322
Internet & Catalog Retail (4.8%)
*	Amazon.com Inc.	58,304	6,903
*	priceline.com Inc.	7,032	1,595
*	Expedia Inc.	33,221	739
*	NetFlix Inc.	7,811	516
*	HSN Inc.	7,100	154
*	Blue Nile Inc.	2,471	127
	NutriSystem Inc.	4,662	90
	PetMed Express Inc.	3,866	75
*	Shutterfly Inc.	3,196	61
*	Orbitz Worldwide Inc.	6,299	37
*	Overstock.com Inc.	2,687	33
*	Gaiam Inc. Class A	2,668	19
*	1-800-Flowers.com Inc.
	Class A	4,485	9
			10,358
Leisure Equipment & Products (1.5%)
	Mattel Inc.	60,888	1,339
	Hasbro Inc.	20,951	750
*	Eastman Kodak Co.	45,106	268
	Polaris Industries Inc.	5,239	240
	Brunswick Corp.	14,802	171
	Pool Corp.	8,260	165
	Callaway Golf Co.	10,788	86
*	Jakks Pacific Inc.	4,646	57
*	RC2 Corp.	3,603	51
*	Smith & Wesson
	Holding Corp.	9,036	39
	Sturm Ruger & Co. Inc.	3,192	37
*	Leapfrog Enterprises Inc.	5,772	31
	Marine Products Corp.	2,006	13
			3,247
Media (27.1%)
	Walt Disney Co.	307,576	9,609
	Time Warner Inc.	196,526	5,707
*	DIRECTV Class A	152,955	5,178
	Comcast Corp. Class A	313,588	5,155
	News Corp. Class A	334,612	4,474
	Time Warner Cable Inc.	59,326	2,770

			Market
			Value•
		Shares	($000)
*	Viacom Inc. Class B	93,361	2,768
	Comcast Corp.	165,320	2,561
	Omnicom Group Inc.	52,388	1,918
	McGraw-Hill Cos. Inc.	53,032	1,814
	CBS Corp. Class B	100,069	1,300
*	Liberty Media Corp.-
	Interactive	95,522	1,203
	Cablevision Systems Corp.
	Class A	41,561	1,001
	Virgin Media Inc.	47,108	763
	News Corp. Class B	45,904	723
*	Discovery
	Communications Inc.
	Class A	22,750	709
	DISH Network Corp.
	Class A	35,130	702
*	Sirius XM Radio Inc.	648,978	662
*	Discovery
	Communications Inc.	23,835	633
*	Interpublic Group of
	Cos. Inc.	81,867	614
	Scripps Networks
	Interactive Inc. Class A	15,244	603
	Gannett Co. Inc.	39,764	602
*	Liberty Global Inc. Class A	21,843	587
*	Liberty Global Inc.	20,099	532
*	Liberty Media Corp. - Capital	15,199	514
*	DreamWorks Animation
	SKG Inc. Class A	11,409	496
	Washington Post Co. Class B	1,025	431
*	Liberty Media Corp. - Starz	8,328	424
	John Wiley & Sons Inc.
	Class A	7,421	312
*	Live Nation
	Entertainment Inc.	22,754	296
*	Lamar Advertising Co.
	Class A	9,674	291
*	New York Times Co. Class A	23,024	252
	Regal Entertainment Group
	Class A	14,209	212
*	Valassis Communications Inc.	8,126	208
*	Madison Square Garden Inc.
	Class A	10,361	202
	Interactive Data Corp.	6,373	193
	Meredith Corp.	6,084	187
	Scholastic Corp.	5,302	156
*	Morningstar Inc.	3,265	144
*	CTC Media Inc.	7,651	131
	National CineMedia Inc.	7,053	113
*	Lions Gate
	Entertainment Corp.	19,859	108
	Cinemark Holdings Inc.	6,525	105
	Belo Corp. Class A	15,301	103
	Arbitron Inc.	4,433	95
	Harte-Hanks Inc.	6,907	82
	World Wrestling
	Entertainment Inc. Class A	3,910	67
*	RCN Corp.	6,038	66
*	Clear Channel Outdoor
	Holdings Inc. Class A	6,826	65
*	Ascent Media Corp. Class A	2,249	58
*	Knology Inc.	5,099	58
*	Warner Music Group Corp.	7,816	45
*	Sinclair Broadcast Group Inc.
	Class A	8,060	40
*	Dolan Media Co.	3,808	40
*	EW Scripps Co. Class A	4,981	38
*	Mediacom
	Communications Corp.
	Class A	6,751	31
*	CKX Inc.	7,103	30

			Market
			Value•
		Shares	($000)
*	LIN TV Corp. Class A	4,996	26
	Journal Communications Inc.
	Class A	6,789	25
*	Martha Stewart Living
	Omnimedia Class A	4,397	24
*	Fisher Communications Inc.	1,187	17
*	Outdoor Channel
	Holdings Inc.	2,309	13
			58,286
Multiline Retail (7.2%)
	Target Corp.	120,280	6,197
*	Kohl’s Corp.	48,864	2,630
	Macy’s Inc.	70,863	1,357
	Nordstrom Inc.	27,411	1,012
	JC Penney Co. Inc.	35,785	987
*	Dollar Tree Inc.	14,844	827
*,^	Sears Holdings Corp.	7,774	744
	Family Dollar Stores Inc.	22,176	731
*	Big Lots Inc.	13,913	466
*	Saks Inc.	23,156	162
	Dillard’s Inc. Class A	9,463	160
*	99 Cents Only Stores	8,069	133
	Fred’s Inc. Class A	6,340	66
*	Retail Ventures Inc.	4,851	43
			15,515
Specialty Retail (21.3%)
	Home Depot Inc.	286,910	8,952
	Lowe’s Cos. Inc.	248,608	5,894
	Staples Inc.	121,584	3,132
	TJX Cos. Inc.	71,351	2,970
	Best Buy Co. Inc.	59,595	2,175
*	Bed Bath & Beyond Inc.	44,229	1,840
	Gap Inc.	82,257	1,769
	Ross Stores Inc.	21,039	1,029
	Sherwin-Williams Co.	16,203	1,027
	Ltd Brands Inc.	46,005	1,017
	Tiffany & Co.	20,884	927
*	O’Reilly Automotive Inc.	23,092	908
*	AutoZone Inc.	5,032	835
*	CarMax Inc.	37,309	753
*	Urban Outfitters Inc.	21,263	685
	Advance Auto Parts Inc.	15,915	649
	PetSmart Inc.	20,782	566
	Abercrombie & Fitch Co.	14,793	539
	American Eagle
	Outfitters Inc.	31,420	530
*	GameStop Corp. Class A	26,323	453
*	J Crew Group Inc.	10,106	425
	RadioShack Corp.	21,076	412
*	Chico’s FAS Inc.	29,998	406
*	Aeropostale Inc.	11,297	399
	Guess? Inc.	9,307	380
*	Dick’s Sporting Goods Inc.	15,040	366
	Foot Locker Inc.	26,415	343
*	AutoNation Inc.	19,073	339
*	Office Depot Inc.	46,361	335
	Williams-Sonoma Inc.	15,152	325
*	Tractor Supply Co.	5,467	299
*	Rent-A-Center Inc.	11,174	248
*	Collective Brands Inc.	10,829	245
*	Dress Barn Inc.	9,789	243
	Aaron’s Inc.	7,834	232
*	Gymboree Corp.	5,035	219
*	OfficeMax Inc.	12,897	206
	Men’s Wearhouse Inc.	8,385	179
*	AnnTaylor Stores Corp.	9,945	171
*	Jo-Ann Stores Inc.	4,484	170
*	Childrens Place
	Retail Stores Inc.	3,910	149
	Buckle Inc.	4,701	138
*	JOS A Bank Clothiers Inc.	3,073	137

Consumer Discretionary Index Fund

			Market
			Value•
		Shares	($000)
	Barnes & Noble Inc.	6,767	136
*	Charming Shoppes Inc.	19,328	115
*	Group 1 Automotive Inc.	4,110	114
*	Sally Beauty Holdings Inc.	13,730	112
*	Penske Auto Group Inc.	7,704	112
*	Hibbett Sports Inc.	4,867	112
	Monro Muffler Brake Inc.	3,149	110
	Finish Line Inc. Class A	8,887	107
*	Cabela’s Inc.	6,738	104
	Brown Shoe Co. Inc.	7,167	99
*	Pier 1 Imports Inc.	15,229	93
*	Genesco Inc.	3,817	91
	Cato Corp. Class A	4,647	91
	Stage Stores Inc.	6,371	85
	PEP Boys-Manny Moe & Jack	8,883	84
*	Lumber Liquidators
	Holdings Inc.	3,659	81
*	Ulta Salon Cosmetics &
	Fragrance Inc.	4,344	80
*	Citi Trends Inc.	2,465	73
*	Sonic Automotive Inc.
	Class A	6,750	70
*	DSW Inc. Class A	2,520	68
*	hhgregg Inc.	3,231	67
*	Asbury Automotive
	Group Inc.	5,403	63
*	Wet Seal Inc. Class A	15,376	62
	Big 5 Sporting Goods Corp.	3,422	52
*	Coldwater Creek Inc.	10,014	52
*	Zumiez Inc.	3,561	51
*	Pacific Sunwear Of California	11,060	50
*	HOT Topic Inc.	7,429	48
*	Talbots Inc.	4,226	46
*	America’s Car-Mart Inc.	1,685	45
	Christopher & Banks Corp.	6,036	42
	Haverty Furniture Cos. Inc.	2,934	39
	Bebe Stores Inc.	4,344	37
*	Stein Mart Inc.	4,264	35
	Systemax Inc.	1,210	20
*	Build-A-Bear Workshop Inc.	2,923	18
*	New York & Co. Inc.	4,616	17
*	Borders Group Inc.	10,034	14
*	Zale Corp.	5,364	13
*	Conn’s Inc.	1,688	8
*	Blockbuster Inc. Class A	17,290	5
*	Blockbuster Inc. Class B	12,033	3
			45,740
Textiles, Apparel & Luxury Goods (5.8%)
	NIKE Inc. Class B	62,636	4,234
	Coach Inc.	53,695	1,957
	VF Corp.	14,959	1,157
	Polo Ralph Lauren Corp.
	Class A	9,497	759

			Market
			Value•
		Shares	($000)
*	Hanesbrands Inc.	16,051	416
	Phillips-Van Heusen Corp.	8,691	378
*	Warnaco Group Inc.	7,644	319
*	Fossil Inc.	7,888	286
*	Carter’s Inc.	9,588	275
*	Deckers Outdoor Corp.	2,161	260
	Jones Apparel Group Inc.	14,323	241
	Wolverine World Wide Inc.	8,331	230
*	Lululemon Athletica Inc.	6,534	187
*	Skechers U.S.A. Inc. Class A	5,687	175
*	Iconix Brand Group Inc.	12,030	157
*	Under Armour Inc. Class A	5,706	149
*	Timberland Co. Class A	7,031	130
	Unifirst Corp.	2,448	129
*	Steven Madden Ltd.	2,729	115
*	Liz Claiborne Inc.	15,870	110
	Columbia Sportswear Co.	2,269	104
*	CROCS Inc.	14,325	101
*	True Religion Apparel Inc.	4,022	99
*	Maidenform Brands Inc.	3,306	57
*	Quiksilver Inc.	21,509	55
*	Fuqi International Inc.	2,741	50
*	FGX International
	Holdings Ltd.	2,392	47
	Oxford Industries Inc.	2,376	46
*	Volcom Inc.	2,839	46
*	K-Swiss Inc. Class A	4,517	42
*	Movado Group Inc.	2,978	38
*	Unifi Inc.	7,845	30
	Weyco Group Inc.	1,240	28
*	Kenneth Cole
	Productions Inc. Class A	1,704	20
*	American Apparel Inc.	5,307	15
			12,442
Total Common Stocks
(Cost $222,616)			215,292
Temporary Cash Investment (0.4%)
Money Market Fund (0.4%)
1,2	Vanguard Market
	Liquidity Fund, 0.163%
	(Cost $844)	844,019	844
Total Investments (100.4%)
(Cost $223,460)			216,136
Other Assets and Liabilities (–0.4%)
Other Assets			1,380
Liabilities[2]			(2,269)
			(889)
Net Assets (100%)			215,247

At February 28, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	236,481
Undistributed Net Investment Income	309
Accumulated Net Realized Losses	(14,219)
Unrealized Appreciation (Depreciation)	(7,324)
Net Assets	215,247

Admiral Shares—Net Assets
Applicable to 114,182 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,853
Net Asset Value Per Share—
Admiral Shares	$24.99

ETF Shares—Net Assets
Applicable to 4,402,208 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	212,394
Net Asset Value Per Share—
ETF Shares	$48.25

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $763,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $789,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Statement of Operations

Six Months Ended
February 28, 2010
($000)
Investment Income
Income
Dividends	1,504
Security Lending	22
Total Income	1,526
Expenses
The Vanguard Group—Note B
Investment Advisory Services	13
Management and Administrative—
Admiral Shares	2
Management and Administrative—
ETF Shares	161
Marketing and Distribution—
Admiral Shares	—
Marketing and Distribution—
ETF Shares	23
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	8
Total Expenses	207
Net Investment Income	1,319
Realized Net Gain (Loss) on
Investment Securities Sold	(680)
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	27,327
Net Increase (Decrease) in Net Assets
Resulting from Operations	27,966

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,319	1,838
Realized Net Gain (Loss)	(680)	(63,452)
Change in Unrealized Appreciation (Depreciation)	27,327	1,356
Net Increase (Decrease) in Net Assets Resulting from Operations	27,966	(60,258)
Distributions
Net Investment Income
Admiral Shares	(19)	(11)
ETF Shares	(1,749)	(2,360)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(1,768)	(2,371)
Capital Share Transactions
Admiral Shares	1,312	597
ETF Shares	45,701	(53,138)
Net Increase (Decrease) from Capital Share Transactions	47,013	(52,541)
Total Increase (Decrease)	73,211	(115,170)
Net Assets
Beginning of Period	142,036	257,206
End of Period[1]	215,247	142,036

1 Net Assets—End of Period includes undistributed net investment income of $309,000 and $758,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Financial Highlights

Admiral Shares
Six Months						July 14,
	Ended					2005[1] to
For a Share Outstanding	February 28,	Year Ended August 31,				Aug. 31,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$21.43	$25.03	$31.02	$27.03	$27.75	$28.29
Investment Operations
Net Investment Income	.148	.398	.285[2]	.217	.245[2]	.160[2]
Net Realized and Unrealized Gain (Loss)
on Investments	3.640	(3.603)	(6.075)	4.015	(.808)	(.700)
Total from Investment Operations	3.788	(3.205)	(5.790)	4.232	(.563)	(.540)
Distributions
Dividends from Net Investment Income	(.228)	(.395)	(.200)	(.242)	(.157)	—
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.228)	(.395)	(.200)	(.242)	(.157)	—
Net Asset Value, End of Period	$24.99	$21.43	$25.03	$31.02	$27.03	$27.75

Total Return[3]	17.71%	–12.34%	–18.74%	15.64%	–2.03%	–1.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2.9	$1.3	$0.7	$1.0	$0.6	$0.1
Ratio of Total Expenses to
Average Net Assets	0.26%[4]	0.28%	0.25%	0.27%	0.28%	0.28%[4]
Ratio of Net Investment Income to
Average Net Assets	1.45%[4]	1.58%	1.11%	0.84%	0.89%	0.67%[4]
Portfolio Turnover Rate[5]	8%[4]	5%	12%	8%	10%	13%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$41.37	$48.38	$60.02	$52.28	$53.65	$46.99
Investment Operations
Net Investment Income	.285	.764	.592[1]	.450	.494[1]	.350[1]
Net Realized and Unrealized Gain (Loss)
on Investments	7.032	(6.988)	(11.772)	7.760	(1.556)	6.660
Total from Investment Operations	7.317	(6.224)	(11.180)	8.210	(1.062)	7.010
Distributions
Dividends from Net Investment Income	(.437)	(.786)	(.460)	(.470)	(.308)	(.350)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.437)	(.786)	(.460)	(.470)	(.308)	(.350)
Net Asset Value, End of Period	$48.25	$41.37	$48.38	$60.02	$52.28	$53.65

Total Return	17.72%	–12.32%	–18.70%	15.69%	–1.99%	14.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$212	$141	$257	$114	$47	$32
Ratio of Total Expenses to
Average Net Assets	0.23%[2]	0.25%	0.20%	0.22%	0.25%	0.26%
Ratio of Net Investment Income to
Average Net Assets	1.48%[2]	1.61%	1.16%	0.89%	0.92%	0.69%
Portfolio Turnover Rate[3]	8%[2]	5%	12%	8%	10%	13%

1 Calculated based on average shares outstanding.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Notes to Financial Statements

Vanguard Consumer Discretionary Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Admiral Shares and ETF Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2006–2009), and for the period ended February 28, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2010, the fund had contributed capital of $40,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

Consumer Discretionary Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2009, the fund had available capital loss carryforwards totaling $6,383,000 to offset future net capital gains of $36,000 through August 31, 2013, $86,000 through August 31, 2014, $178,000 through August 31, 2015, $1,526,000 through August 31, 2016, and $4,557,000 through August 31, 2017. In addition, the fund realized losses of $7,145,000 during the period from November 1, 2008, through August 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At February 28, 2010, the cost of investment securities for tax purposes was $223,460,000. Net unrealized depreciation of investment securities for tax purposes was $7,324,000, consisting of unrealized gains of $13,963,000 on securities that had risen in value since their purchase and $21,287,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2010, the fund purchased $53,366,000 of investment securities and sold $6,748,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2010		August 31, 2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	1,296	53	659	34
Issued in Lieu of Cash Distributions	16	1	10	1
Redeemed	—	—	(72)	(4)
Net Increase (Decrease)—Admiral Shares	1,312	54	597	31
ETF Shares
Issued	45,701	1,000	100,999	2,600
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	—	—	(154,137)	(4,500)
Net Increase (Decrease)—ETF Shares	45,701	1,000	(53,138)	(1,900)

G. In preparing the financial statements as of February 28, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Consumer Staples Index Fund

Fund Profile

As of February 28, 2010

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	115	115	2,492
Median Market Cap	$49.1B	$49.1B	$29.0B
Price/Earnings Ratio	16.6x	16.6x	21.2x
Price/Book Ratio	3.1x	3.2x	2.1x
Yield[3]		2.9%	1.9%
Admiral Shares	2.4%
ETF Shares	2.5%
Return on Equity	22.9%	23.5%	19.4%
Earnings Growth Rate	7.8%	7.7%	8.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	8%	—	—
Expense Ratio[5]		—	—
Admiral Shares	0.28%
ETF Shares	0.25%
Short-Term Reserves	0.0%	—	—

Volatility Measures[6]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	0.99	0.79
Beta	1.01	0.60

Subindustry Diversification (% of equity exposure)
Agricultural Products	2.7%
Drug Retail	6.9
Food Distributors	1.8
Food Retail	3.7
Household Products	21.4
Hypermarkets & Supercenters	11.7
Packaged Foods & Meats	17.2
Personal Products	3.3
Soft Drinks	17.6
Tobacco	12.2
Other Consumer Staples	1.5

Ten Largest Holdings[7] (% of total net assets)
Procter & Gamble Co.	14.1%
Wal-Mart Stores Inc.	9.2
Coca-Cola Co.	8.0
PepsiCo Inc.	7.0
Philip Morris International Inc.	6.6
Kraft Foods Inc.	4.1
CVS Caremark Corp.	3.9
Altria Group Inc.	3.4
Colgate-Palmolive Co.	3.4
Walgreen Co.	2.9
Top Ten	62.6%

1 MSCI US IMI/Consumer Staples.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 Annualized.
5 The expense ratios shown are from the prospectuses dated December 28, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended February 28, 2010, the annualized expense ratios were 0.26% for the Admiral Shares and 0.23% for the ETF Shares.
6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
7 The holdings listed exclude any temporary cash investments and equity index products.

Consumer Staples Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 26, 2004–February 28, 2010

Average Annual Total Returns: Periods Ended December 31, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		16.77%	5.72%	6.38%
Net Asset Value		16.95	5.71	6.38
Admiral Shares[3]	1/30/2004	16.95	5.67	6.44

1 Six months ended February 28, 2010.
2 For more information about how the ETF Shares’ market prices have compared with their net asset value, visit www.vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Consumer Staples Index Fund

Financial Statements (unaudited)

Statement of Net Assets

As of February 28, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.4%)
Beverages (19.2%)
	Coca-Cola Co.	938,862	49,497
	PepsiCo Inc.	694,389	43,378
	Dr Pepper Snapple
	Group Inc.	139,441	4,427
	Coca-Cola Enterprises Inc.	164,138	4,194
	Molson Coors Brewing Co.
	Class B	83,840	3,385
	Pepsi Bottling Group Inc.	83,927	3,209
	Brown-Forman Corp.
	Class B	45,412	2,378
*	Hansen Natural Corp.	45,914	1,910
*	Constellation Brands Inc.
	Class A	119,000	1,790
*	Central European
	Distribution Corp.	42,133	1,405
	PepsiAmericas Inc.	42,857	1,285
*	Heckmann Corp.	100,038	598
*	Boston Beer Co. Inc.
	Class A	11,376	538
	Coca-Cola Bottling Co.
	Consolidated	8,384	467
	National Beverage Corp.	32,313	368
			118,829
Food & Staples Retailing (24.2%)
	Wal-Mart Stores Inc.	1,051,336	56,846
	CVS Caremark Corp.	723,484	24,418
	Walgreen Co.	507,285	17,877
	Costco Wholesale Corp.	224,130	13,665
	Sysco Corp.	309,556	8,946
	Kroger Co.	325,781	7,200
	Safeway Inc.	218,714	5,450
*	Whole Foods Market Inc.	82,392	2,924
	SUPERVALU Inc.	126,910	1,938
*	BJ’s Wholesale Club Inc.	36,746	1,329
	Casey’s General Stores Inc.	35,726	1,086
*	United Natural Foods Inc.	31,254	918
	Ruddick Corp.	31,171	913
*	Rite Aid Corp.	512,438	779
*	Winn-Dixie Stores Inc.	54,903	601
	Andersons Inc.	18,207	588
	Nash Finch Co.	15,421	544
	Weis Markets Inc.	14,927	521
	Spartan Stores Inc.	33,688	472
	Pricesmart Inc.	22,051	469
*	Pantry Inc.	33,889	444
*	Great Atlantic &
	Pacific Tea Co.	55,228	401
	Arden Group Inc.	3,801	386
	Ingles Markets Inc. Class A	27,362	385
	Village Super Market Inc.
	Class A	14,508	359
*	Susser Holdings Corp.	35,893	301
			149,760

			Market
			Value•
		Shares	($000)
Food Products (20.0%)
	Kraft Foods Inc.	890,827	25,326
	General Mills Inc.	169,684	12,219
	Archer-Daniels-Midland Co.	301,215	8,844
	HJ Heinz Co.	166,280	7,632
	Kellogg Co.	140,346	7,319
	ConAgra Foods Inc.	236,781	5,792
	Mead Johnson Nutrition Co.	110,224	5,214
	Sara Lee Corp.	357,811	4,852
	Bunge Ltd.	72,091	4,296
	JM Smucker Co.	65,317	3,898
	Campbell Soup Co.	114,100	3,803
	Hershey Co.	88,105	3,503
	Tyson Foods Inc. Class A	165,942	2,828
	McCormick & Co. Inc.	68,200	2,531
*	Ralcorp Holdings Inc.	33,273	2,223
	Hormel Foods Corp.	44,749	1,840
*	Green Mountain Coffee
	Roasters Inc.	21,367	1,803
*	Dean Foods Co.	111,489	1,627
*	Smithfield Foods Inc.	93,455	1,608
	Corn Products
	International Inc.	47,098	1,534
	Del Monte Foods Co.	124,356	1,457
	Flowers Foods Inc.	53,487	1,363
*	TreeHouse Foods Inc.	23,339	1,004
	Lancaster Colony Corp.	15,072	867
*	Fresh Del Monte
	Produce Inc.	37,671	731
	Sanderson Farms Inc.	14,601	715
*	American Italian Pasta Co.	18,234	708
*	Darling International Inc.	79,586	642
	J&J Snack Foods Corp.	14,543	621
*	Hain Celestial Group Inc.	37,989	603
	Tootsie Roll Industries Inc.	22,034	600
*	Chiquita Brands
	International Inc.	41,068	598
	Lance Inc.	26,320	571
	Diamond Foods Inc.	16,132	562
	B&G Foods Inc. Class A	55,496	517
	Cal-Maine Foods Inc.	15,819	507
*	Zhongpin Inc.	37,795	465
*	Smart Balance Inc.	85,119	426
	Calavo Growers Inc.	22,409	396
*,^	American Dairy Inc.	17,976	391
	Farmer Bros Co.	20,559	370
*,^	AgFeed Industries Inc.	80,236	354
	Alico Inc.	13,270	345
			123,505
Household Products (21.4%)
	Procter & Gamble Co.	1,377,420	87,163
	Colgate-Palmolive Co.	255,204	21,167
	Kimberly-Clark Corp.	213,427	12,964
	Clorox Co.	75,804	4,648
	Church & Dwight Co. Inc.	40,312	2,708
*	Energizer Holdings Inc.	38,966	2,258
	WD-40 Co.	17,447	546

			Market
			Value•
		Shares	($000)
*	Central Garden and Pet Co.
	Class A	55,840	533
*	Central Garden and Pet Co.	39,124	412
			132,399
Personal Products (3.4%)
	Avon Products Inc.	224,214	6,825
	Estee Lauder Cos. Inc.
	Class A	62,296	3,746
*	NBTY Inc.	34,978	1,588
	Herbalife Ltd.	38,620	1,547
	Alberto-Culver Co. Class B	55,336	1,534
	Nu Skin Enterprises Inc.
	Class A	36,573	977
*	Bare Escentuals Inc.	49,372	897
*	Elizabeth Arden Inc.	28,687	517
*	Prestige Brands
	Holdings Inc.	57,743	464
*	China-Biotics Inc.	26,597	450
*	American Oriental
	Bioengineering Inc.	104,737	435
*,^	China Sky One Medical Inc.	26,277	408
	Inter Parfums Inc.	29,447	400
*	USANA Health Sciences Inc.	13,757	381
*	Revlon Inc. Class A	25,326	380
			20,549
Tobacco (12.2%)
	Philip Morris
	International Inc.	833,979	40,847
	Altria Group Inc.	1,057,968	21,286
	Lorillard Inc.	85,416	6,239
	Reynolds American Inc.	94,418	4,985
	Universal Corp.	18,071	959
	Vector Group Ltd.	44,272	639
*	Alliance One
	International Inc.	103,852	533
			75,488
Total Common Stocks
(Cost $618,675)			620,530
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1,2	Vanguard Market
	Liquidity Fund, 0.163%
	(Cost $749)	748,554	749
Total Investments (100.5%)
(Cost $619,424)			621,279
Other Assets and Liabilities (–0.5%)
Other Assets			4,251
Liabilities[2]			(7,140)
			(2,889)
Net Assets (100%)			618,390

Consumer Staples Index Fund

At February 28, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	635,618
Undistributed Net Investment Income	918
Accumulated Net Realized Losses	(20,001)
Unrealized Appreciation (Depreciation)	1,855
Net Assets	618,390

Admiral Shares—Net Assets
Applicable to 864,958 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	28,592
Net Asset Value Per Share—
Admiral Shares	$33.06

ETF Shares—Net Assets
Applicable to 8,801,572 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	589,798
Net Asset Value Per Share—
ETF Shares	$67.01

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $487,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $525,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Statement of Operations

Six Months Ended
February 28, 2010
($000)
Investment Income
Income
Dividends	8,204
Interest[1]	1
Security Lending	34
Total Income	8,239
Expenses
The Vanguard Group—Note B
Investment Advisory Services	45
Management and Administrative—
Admiral Shares	32
Management and Administrative—
ETF Shares	488
Marketing and Distribution—
Admiral Shares	3
Marketing and Distribution—
ETF Shares	89
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	42
Trustees’ Fees and Expenses	1
Total Expenses	700
Net Investment Income	7,539
Realized Net Gain (Loss) on
Investment Securities Sold	2,201
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	50,527
Net Increase (Decrease) in Net Assets
Resulting from Operations	60,267

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,539	15,458
Realized Net Gain (Loss)	2,201	2,903
Change in Unrealized Appreciation (Depreciation)	50,527	(59,656)
Net Increase (Decrease) in Net Assets Resulting from Operations	60,267	(41,295)
Distributions
Net Investment Income
Admiral Shares	(745)	(425)
ETF Shares	(15,294)	(11,495)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(16,039)	(11,920)
Capital Share Transactions
Admiral Shares	(2,254)	11,397
ETF Shares	(4,634)	86,801
Net Increase (Decrease) from Capital Share Transactions	(6,888)	98,198
Total Increase (Decrease)	37,340	44,983
Net Assets
Beginning of Period	581,050	536,067
End of Period[2]	618,390	581,050

1 Interest income from an affiliated company of the fund was $1,000.
2 Net Assets—End of Period includes undistributed net investment income of $918,000 and $9,418,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$30.62	$34.06	$33.22	$30.56	$27.64	$25.82
Investment Operations
Net Investment Income	.402	.777[1]	.634[1]	.662	.547[1]	.427[1]
Net Realized and Unrealized Gain (Loss)
on Investments	2.888	(3.648)	.766	2.460	2.716	1.952
Total from Investment Operations	3.290	(2.871)	1.400	3.122	3.263	2.379
Distributions
Dividends from Net Investment Income	(.850)	(.569)	(.560)	(.462)	(.343)	(.440)
Distributions from Realized Capital Gains	—	—	—	—	—	(.119)
Total Distributions	(.850)	(.569)	(.560)	(.462)	(.343)	(.559)
Net Asset Value, End of Period	$33.06	$30.62	$34.06	$33.22	$30.56	$27.64

Total Return[2]	10.81%	–8.26%	4.15%	10.30%	11.92%	9.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$29	$29	$18	$9	$6	$4
Ratio of Total Expenses to
Average Net Assets	0.26%[3]	0.28%	0.25%	0.26%	0.28%	0.28%
Ratio of Net Investment Income to
Average Net Assets	2.50%[3]	2.77%	1.88%	2.16%	1.90%	1.69%
Portfolio Turnover Rate[4]	8%[3]	17%	13%	12%	14%	7%

1 Calculated based on average shares outstanding.
2 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$62.07	$69.04	$67.35	$61.94	$56.03	$52.28
Investment Operations
Net Investment Income	.832	1.616[1]	1.327[1]	1.370	1.090[1]	.950[1]
Net Realized and Unrealized Gain (Loss)
on Investments	5.846	(7.413)	1.522	5.000	5.523	3.894
Total from Investment Operations	6.678	(5.797)	2.849	6.370	6.613	4.844
Distributions
Dividends from Net Investment Income	(1.738)	(1.173)	(1.159)	(.960)	(.703)	(.853)
Distributions from Realized Capital Gains	—	—	—	—	—	(.241)
Total Distributions	(1.738)	(1.173)	(1.159)	(.960)	(.703)	(1.094)
Net Asset Value, End of Period	$67.01	$62.07	$69.04	$67.35	$61.94	$56.03

Total Return	10.81%	–8.22%	4.18%	10.38%	11.91%	9.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$590	$552	$518	$310	$211	$73
Ratio of Total Expenses to
Average Net Assets	0.23%[2]	0.25%	0.20%	0.22%	0.25%	0.26%
Ratio of Net Investment Income to
Average Net Assets	2.53%[2]	2.80%	1.93%	2.20%	1.93%	1.71%
Portfolio Turnover Rate[3]	8%[2]	17%	13%	12%	14%	7%

1 Calculated based on average shares outstanding.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Notes to Financial Statements

Vanguard Consumer Staples Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Admiral Shares and ETF Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2006–2009), and for the period ended February 28, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2010, the fund had contributed capital of $122,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

Consumer Staples Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2010, the fund realized $5,842,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2009, the fund had available capital loss carryforwards totaling $5,981,000 to offset future net capital gains of $276,000 through August 31, 2014, $773,000 through August 31, 2015, $2,261,000 through August 31, 2016, and $2,671,000 through August 31, 2017. In addition, the fund realized losses of $10,379,000 during the period from November 1, 2008, through August 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At February 28, 2010, the cost of investment securities for tax purposes was $619,424,000. Net unrealized appreciation of investment securities for tax purposes was $1,855,000, consisting of unrealized gains of $27,502,000 on securities that had risen in value since their purchase and $25,647,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2010, the fund purchased $71,667,000 of investment securities and sold $84,827,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2010		August 31, 2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	3,623	111	17,568	619
Issued in Lieu of Cash Distributions	690	21	400	14
Redeemed[1]	(6,567)	(201)	(6,571)	(236)
Net Increase (Decrease)—Admiral Shares	(2,254)	(69)	11,397	397
ETF Shares
Issued	46,510	702	258,009	4,400
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(51,144)	(800)	(171,208)	(3,000)
Net Increase (Decrease)—ETF Shares	(4,634)	(98)	86,801	1,400
1 Net of redemption fees for fiscal 2010 and 2009 of $6,000 and $49,000, respectively (fund totals).

G. In preparing the financial statements as of February 28, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Energy Index Fund

Fund Profile

As of February 28, 2010

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	161	161	2,492
Median Market Cap	$35.0B	$64.7B	$29.0B
Price/Earnings Ratio	23.4x	22.9x	21.2x
Price/Book Ratio	1.9x	2.0x	2.1x
Yield[3]		1.8%	1.9%
Admiral Shares	1.5%
ETF Shares	1.6%
Return on Equity	24.9%	25.2%	19.4%
Earnings Growth Rate	11.9%	11.8%	8.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	20%	—	—
Expense Ratio[5]		—	—
Admiral Shares	0.28%
ETF Shares	0.25%
Short-Term Reserves	0.0%	—	—

Volatility Measures[6]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	0.99	0.53
Beta	1.06	0.94

Subindustry Diversification (% of equity exposure)
Coal & Consumable Fuels	3.0%
Integrated Oil & Gas	46.6
Oil & Gas Drilling	5.5
Oil & Gas Equipment & Services	16.7
Oil & Gas Exploration & Production	23.0
Oil & Gas Refining & Marketing	1.7
Oil & Gas Storage & Transportation	3.5

Ten Largest Holdings[7] (% of total net assets)
Exxon Mobil Corp.	22.6%
Chevron Corp.	10.8
Schlumberger Ltd.	5.4
ConocoPhillips	5.0
Occidental Petroleum Corp.	4.5
Apache Corp.	2.7
Anadarko Petroleum Corp.	2.6
Devon Energy Corp.	2.2
Halliburton Co.	2.1
Transocean Ltd.	2.0
Top Ten	59.9%

1 MSCI US IMI/Energy.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 Annualized.
5 The expense ratios shown are from the prospectuses dated December 28, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended February 28, 2010, the annualized expense ratios were 0.26% for Admiral Shares and 0.23% for ETF Shares.
6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
7 The holdings listed exclude any temporary cash investments and equity index products.

Energy Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 23, 2004–February 28, 2010

Average Annual Total Returns: Periods Ended December 31, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	9/23/2004
Market Price		24.96%	11.07%	11.88%
Net Asset Value		24.90	11.08	11.88
Admiral Shares[3]	10/7/2004	24.85	11.04	10.75

1 Six months ended February 28, 2010.
2 For more information about how the ETF Shares’ market prices have compared with their net asset value, visit www.vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Energy Index Fund

Financial Statements (unaudited)

Statement of Net Assets

As of February 28, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Energy Equipment & Services (22.3%)
	Oil & Gas Drilling (5.5%)
*	Transocean Ltd.	288,534	23,031
	Noble Corp.	239,084	10,104
*	Nabors Industries Ltd.	263,442	5,806
	Diamond Offshore
	Drilling Inc.	64,726	5,652
*	Pride International Inc.	163,229	4,567
	Helmerich & Payne Inc.	99,285	4,023
*	Rowan Cos. Inc.	110,303	2,870
	Patterson-UTI Energy Inc.	151,068	2,332
*	Unit Corp.	44,646	1,941
*	Atwood Oceanics Inc.	57,875	1,937
*	Parker Drilling Co.	142,662	732
*	Hercules Offshore Inc.	152,214	557
*	Pioneer Drilling Co.	75,259	537
*	Seahawk Drilling Inc.	19,551	402
*	Bronco Drilling Co. Inc.	60,381	292

	Oil & Gas Equipment & Services (16.8%)
	Schlumberger Ltd.	1,041,061	63,609
	Halliburton Co.	809,116	24,395
	National Oilwell Varco Inc.	379,490	16,496
	Baker Hughes Inc.	281,975	13,512
*	Weatherford
	International Ltd.	636,520	10,624
	Smith International Inc.	226,680	9,292
*	Cameron International Corp. 223,882		9,208
*	FMC Technologies Inc.	113,202	6,359
	BJ Services Co.	272,299	5,950
*	Oceaneering
	International Inc.	52,792	3,191
	Core Laboratories NV	21,119	2,619
*	Dresser-Rand Group Inc.	80,431	2,486
	Tidewater Inc.	50,874	2,267
*	Oil States International Inc.	49,919	2,148
*	Dril-Quip Inc.	31,989	1,750
*	Superior Energy Services Inc. 79,886		1,651
*	SEACOR Holdings Inc.	20,071	1,533
*	Exterran Holdings Inc.	62,395	1,420
*	Key Energy Services Inc.	130,339	1,322
	CARBO Ceramics Inc.	20,970	1,280
*	Helix Energy Solutions
	Group Inc.	105,468	1,214
	Lufkin Industries Inc.	15,960	1,166
*	Bristow Group Inc.	31,556	1,143
*	Complete Production
	Services Inc.	67,495	942
*	Tetra Technologies Inc.	86,123	868
*	Global Industries Ltd.	120,183	811
*	Cal Dive International Inc.	109,846	774
*	Willbros Group Inc.	48,720	736
*	Gulfmark Offshore Inc.	29,147	717
*	ION Geophysical Corp.	139,575	639
*	Newpark Resources Inc.	116,768	604

			Market
			Value•
		Shares	($000)
*	Hornbeck Offshore
	Services Inc.	31,553	596
*	Tesco Corp.	43,565	594
*	Superior Well Services Inc.	32,484	581
	RPC Inc.	42,379	524
*	T-3 Energy Services Inc.	20,015	475
*	Matrix Service Co.	43,554	466
	Gulf Island Fabrication Inc.	22,680	452
*	Dawson Geophysical Co.	14,882	425
*	Allis-Chalmers Energy Inc.	107,020	405
*	PHI Inc.	20,463	399
*	Basic Energy Services Inc.	40,061	379
*	OYO Geospace Corp.	8,531	367
*,^	Sulphco Inc.	383,686	146
			261,318
Oil, Gas & Consumable Fuels (77.7%)
	Coal & Consumable Fuels (3.0%)
	Peabody Energy Corp.	244,420	11,236
	Consol Energy Inc.	166,133	8,366
*	Alpha Natural Resources Inc. 112,113		5,158
	Massey Energy Co.	81,101	3,493
	Arch Coal Inc.	154,939	3,485
*	Patriot Coal Corp.	88,575	1,476
*	International Coal Group Inc. 165,181		720
*	USEC Inc.	143,266	625
*	James River Coal Co.	35,246	561
*	Uranium Energy Corp.	23,650	86

	Integrated Oil & Gas (46.5%)
	Exxon Mobil Corp.	4,078,613	265,110
	Chevron Corp.	1,761,036	127,323
	ConocoPhillips	1,222,939	58,701
	Occidental Petroleum Corp.	657,176	52,475
	Marathon Oil Corp.	638,040	18,471
	Hess Corp.	267,153	15,709
	Murphy Oil Corp.	166,409	8,637

	Oil & Gas Exploration & Production (23.0%)
	Apache Corp.	300,747	31,169
	Anadarko Petroleum Corp.	442,592	31,039
	Devon Energy Corp.	379,050	26,101
	XTO Energy Inc.	496,847	22,706
	EOG Resources Inc.	226,600	21,312
	Chesapeake Energy Corp.	542,984	14,427
*	Southwestern Energy Co.	312,983	13,317
	Noble Energy Inc.	158,253	11,495
	Range Resources Corp.	145,343	7,356
*	Ultra Petroleum Corp.	140,002	6,402
*	Newfield Exploration Co.	123,443	6,304
*	Petrohawk Energy Corp.	279,361	5,978
	Pioneer Natural
	Resources Co.	107,568	5,018
	Cimarex Energy Co.	78,302	4,679
*	Plains Exploration &
	Production Co.	131,347	4,309
	Cabot Oil & Gas Corp.	97,927	3,931

			Market
			Value•
		Shares	($000)
*	Whiting Petroleum Corp.	48,319	3,617
*	Concho Resources Inc.	73,556	3,417
*	Denbury Resources Inc.	238,564	3,359
	EXCO Resources Inc.	171,892	3,250
*	Forest Oil Corp.	103,543	2,806
*	Encore Acquisition Co.	51,544	2,553
*	Atlas Energy Inc.	72,841	2,378
	St. Mary Land &
	Exploration Co.	62,306	2,030
*	Quicksilver Resources Inc.	120,526	1,798
*	Brigham Exploration Co.	101,629	1,669
*	Comstock Resources Inc.	47,415	1,637
*	Arena Resources Inc.	39,505	1,637
*	Mariner Energy Inc.	104,761	1,574
*	Bill Barrett Corp.	42,986	1,458
*	McMoRan Exploration Co.	82,017	1,417
*	Continental Resources Inc.	35,181	1,389
	Berry Petroleum Co.
	Class A	50,588	1,356
*	SandRidge Energy Inc.	162,422	1,290
	Penn Virginia Corp.	48,574	1,229
*	Swift Energy Co.	40,669	1,212
*	Rosetta Resources Inc.	57,010	1,068
*	ATP Oil & Gas Corp.	52,421	947
*	CNX Gas Corp.	34,582	906
*	Stone Energy Corp.	48,518	827
*	BPZ Resources Inc.	102,283	800
*	Carrizo Oil & Gas Inc.	33,284	796
*	Contango Oil & Gas Co.	15,243	786
*	Goodrich Petroleum Corp.	31,525	607
*	Petroleum
	Development Corp.	25,589	602
*	Rex Energy Corp.	42,945	594
*	Northern Oil and Gas Inc.	41,576	514
*	Petroquest Energy Inc.	87,511	469
*	Clayton Williams Energy Inc.	12,576	469
	W&T Offshore Inc.	51,840	457
*	Delta Petroleum Corp.	318,902	446
*	Venoco Inc.	38,388	441
	Vaalco Energy Inc.	98,396	420
*	Gulfport Energy Corp.	45,260	412
*	GMX Resources Inc.	44,238	407
*	Harvest Natural
	Resources Inc.	69,395	371
*	Warren Resources Inc.	148,821	348
*	Endeavour
	International Corp.	266,630	328
*	Oilsands Quest Inc.	463,435	315
*	Approach Resources Inc.	35,577	296
*	Energy XXI Bermuda Ltd.	8,513	155
*	Gastar Exploration Ltd.	12,189	60
*	Gran Tierra Energy Inc.	9,615	53
*	Cobalt International
	Energy Inc.	2,792	34

Energy Index Fund

			Market
			Value•
		Shares	($000)
	Oil & Gas Refining & Marketing (1.7%)
	Valero Energy Corp.	512,811	8,984
	Sunoco Inc.	112,579	2,969
	Tesoro Corp.	142,954	1,704
	World Fuel Services Corp.	59,250	1,565
	Frontier Oil Corp.	109,529	1,357
	Holly Corp.	45,715	1,174
*	Clean Energy Fuels Corp.	41,338	746
*	CVR Energy Inc.	55,566	457
*	Western Refining Inc.	90,765	394
	Delek US Holdings Inc.	38,925	283
	Alon USA Energy Inc.	36,429	255

	Oil & Gas Storage & Transportation (3.5%)
	Spectra Energy Corp.	589,085	12,842
	Williams Cos. Inc.	532,070	11,461
	El Paso Corp.	647,432	6,778
*	Kinder Morgan
	Management LLC	72,548	4,161
	Southern Union Co.	108,213	2,591
	Overseas Shipholding
	Group Inc.	27,018	1,202
*	Enbridge Energy
	Management LLC	16,549	827
	General Maritime Corp.	72,239	522
*	Crosstex Energy Inc.	61,499	475
*	Cheniere Energy Inc.	117,011	349
			913,275
Total Common Stocks
(Cost $1,124,840)			1,174,593
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1,2	Vanguard Market
	Liquidity Fund, 0.163%
	(Cost $124)	124,300	124
Total Investments (100.0%)
(Cost $1,124,964)			1,174,717
Other Assets and Liabilities (0.0%)
Other Assets			50,557
Liabilities[2]			(50,250)
			307
Net Assets (100%)			1,175,024

At February 28, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	1,235,593
Undistributed Net Investment Income	3,087
Accumulated Net Realized Losses	(113,409)
Unrealized Appreciation (Depreciation)	49,753
Net Assets	1,175,024

Admiral Shares—Net Assets
Applicable to 2,881,629 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	117,715
Net Asset Value Per Share—
Admiral Shares	$40.85

ETF Shares—Net Assets
Applicable to 12,932,620 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,057,309
Net Asset Value Per Share—
ETF Shares	$81.76

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $47,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $124,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Statement of Operations

Six Months Ended
February 28, 2010
($000)
Investment Income
Income
Dividends	10,652
Interest[1]	1
Security Lending	13
Total Income	10,666
Expenses
The Vanguard Group—Note B
Investment Advisory Services	70
Management and Administrative—
Admiral Shares	140
Management and Administrative—
ETF Shares	920
Marketing and Distribution—
Admiral Shares	9
Marketing and Distribution—
ETF Shares	142
Custodian Fees	2
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	57
Trustees’ Fees and Expenses	1
Total Expenses	1,341
Net Investment Income	9,325
Realized Net Gain (Loss) on
Investment Securities Sold	(10,255)
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	104,967
Net Increase (Decrease) in Net Assets
Resulting from Operations	104,037

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,325	13,882
Realized Net Gain (Loss)	(10,255)	(45,410)
Change in Unrealized Appreciation (Depreciation)	104,967	(235,527)
Net Increase (Decrease) in Net Assets Resulting from Operations	104,037	(267,055)
Distributions
Net Investment Income
Admiral Shares	(1,675)	(1,381)
ETF Shares	(14,832)	(9,252)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(16,507)	(10,633)
Capital Share Transactions
Admiral Shares	65	4,816
ETF Shares	110,418	256,766
Net Increase (Decrease) from Capital Share Transactions	110,483	261,582
Total Increase (Decrease)	198,013	(16,106)
Net Assets
Beginning of Period	977,011	993,117
End of Period[2]	1,175,024	977,011

1 Interest income from an affiliated company of the fund was $1,000.
2 Net Assets—End of Period includes undistributed net investment income of $3,087,000 and $10,269,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Financial Highlights

Admiral Shares
Six Months						Oct. 7,
	Ended					2004[1] to
For a Share Outstanding	February 28,	Year Ended August 31,				Aug. 31,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$37.34	$54.66	$50.36	$40.36	$36.29	$25.98
Investment Operations
Net Investment Income	.301	.578	.504	.501[2]	.460[2]	.588[2,3]
Net Realized and Unrealized Gain (Loss)
on Investments	3.789	(17.335)	4.246	9.944	3.960	9.833
Total from Investment Operations	4.090	(16.757)	4.750	10.445	4.420	10.421
Distributions
Dividends from Net Investment Income	(.580)	(.563)	(.450)	(.445)	(.350)	(.111)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.580)	(.563)	(.450)	(.445)	(.350)	(.111)
Net Asset Value, End of Period	$40.85	$37.34	$54.66	$50.36	$40.36	$36.29

Total Return[4]	10.93%	–30.51%	9.42%	26.03%	12.27%	40.27%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$118	$108	$148	$115	$83	$60
Ratio of Total Expenses to
Average Net Assets	0.26%[5]	0.28%	0.25%	0.26%	0.28%	0.28%[5]
Ratio of Net Investment Income to
Average Net Assets	1.62%[5]	1.81%	0.99%	1.16%	1.20%	1.95%[3,5]
Portfolio Turnover Rate[6]	20%[5]	25%	11%	15%	21%	16%

1 Inception.
2 Calculated based on average shares outstanding.
3 Net investment income per share and the ratio of net investment income to average net assets include $.163 and 0.52%, respectively, resulting from a cash payment received in connection with the merger of Chevron Corp. and Unocal Corp. in August 2005.
4 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
5 Annualized.
6 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Financial Highlights

ETF Shares
Six Months						Sept. 23,
	Ended					2004[1] to
For a Share Outstanding	February 28,	Year Ended August 31,				Aug. 31,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$74.74	$109.54	$100.92	$80.90	$72.72	$49.24
Investment Operations
Net Investment Income	.620	1.191	1.059	1.080[2]	.966[2]	1.169[2,3]
Net Realized and Unrealized Gain (Loss)
on Investments	7.593	(34.808)	8.501	19.869	7.915	22.527
Total from Investment Operations	8.213	(33.617)	9.560	20.949	8.881	23.696
Distributions
Dividends from Net Investment Income	(1.193)	(1.183)	(.940)	(.929)	(.701)	(.216)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.193)	(1.183)	(.940)	(.929)	(.701)	(.216)
Net Asset Value, End of Period	$81.76	$74.74	$109.54	$100.92	$80.90	$72.72

Total Return	10.96%	–30.49%	9.47%	26.09%	12.31%	48.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,057	$869	$845	$656	$340	$182
Ratio of Total Expenses to
Average Net Assets	0.23%[4]	0.25%	0.20%	0.22%	0.25%	0.26%[4]
Ratio of Net Investment Income to
Average Net Assets	1.65%[4]	1.84%	1.04%	1.20%	1.23%	1.97%[3,4]
Portfolio Turnover Rate[5]	20%[4]	25%	11%	15%	21%	16%

1 Inception.
2 Calculated based on average shares outstanding.
3 Net investment income per share and the ratio of net investment income to average net assets include $.324 and 0.52%, respectively, resulting from a cash payment received in connection with the merger of Chevron Corp. and Unocal Corp. in August 2005.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Notes to Financial Statements

Vanguard Energy Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Admiral Shares and ETF Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2006–2009), and for the period ended February 28, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2010, the fund had contributed capital of $229,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.09% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

Energy Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2010, the fund realized $16,377,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2009, the fund had available capital loss carryforwards totaling $24,215,000 to offset future net capital gains of $5,000 through August 31, 2013, $789,000 through August 31, 2014, $461,000 through August 31, 2015, $1,694,000 through August 31, 2016, and $21,266,000 through August 31, 2017. In addition, the fund realized losses of $62,562,000 during the period from November 1, 2008, through August 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At February 28, 2010, the cost of investment securities for tax purposes was $1,124,964,000. Net unrealized appreciation of investment securities for tax purposes was $49,753,000, consisting of unrealized gains of $108,879,000 on securities that had risen in value since their purchase and $59,126,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2010, the fund purchased $270,943,000 of investment securities and sold $167,604,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2010		August 31, 2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	13,287	320	40,669	1,162
Issued in Lieu of Cash Distributions	1,465	35	1,181	36
Redeemed[1]	(14,687)	(359)	(37,034)	(1,022)
Net Increase (Decrease)—Admiral Shares	65	(4)	4,816	176
ETF Shares
Issued	160,081	1,902	350,914	5,017
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(49,663)	(600)	(94,148)	(1,100)
Net Increase (Decrease)—ETF Shares	110,418	1,302	256,766	3,917
1 Net of redemption fees for fiscal 2010 and 2009 of $46,000 and $243,000, respectively (fund totals).

G. In preparing the financial statements as of February 28, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Financials Index Fund

Fund Profile

As of February 28, 2010

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	489	488	2,492
Median Market Cap	$22.3B	$23.1B	$29.0B
Price/Earnings Ratio	29.7x	29.9x	21.2x
Price/Book Ratio	1.1x	1.1x	2.1x
Yield[3]		1.7%	1.9%
Admiral Shares	1.5%
ETF Shares	1.5%
Return on Equity	12.5%	12.5%	19.4%
Earnings Growth Rate	–8.1%	–8.2%	8.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	12%	—	—
Expense Ratio[5]		—	—
Admiral Shares	0.28%
ETF Shares	0.25%
Short-Term Reserves	0.0%	—	—

Volatility Measures[6]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.77
Beta	1.00	1.40

Subindustry Diversification
(% of equity exposure)
Asset Management & Custody Banks	7.9%
Consumer Finance	4.1
Diversified Banks	9.6
Diversified REITs	1.0
Insurance Brokers	1.7
Investment Banking & Brokerage	7.9
Life & Health Insurance	5.8
Mortgage REITs	1.1
Multiline Insurance	2.3
Office REITs	2.0
Other Diversified Financial Services	20.8
Property & Casualty Insurance	10.2
Regional Banks	9.2
Reinsurance	1.8
Residential REITs	1.8
Retail REITs	3.0
Specialized Finance	2.5
Specialized REITs	3.7
Thrifts & Mortgage Finance	2.0
Other Financials	1.6

Ten Largest Holdings[7] (% of total net assets)
JPMorgan Chase & Co.	8.6%
Bank of America Corp.	8.2
Wells Fargo & Co.	6.9
Goldman Sachs Group Inc.	4.0
Citigroup Inc.	3.7
US Bancorp	2.4
Berkshire Hathaway Inc. Class B	2.4
American Express Co.	2.1
Morgan Stanley	1.8
Bank of New York Mellon Corp.	1.8
Top Ten	41.9%

1 MSCI US IMI/Financials.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 Annualized.
5 The expense ratios shown are from the prospectuses dated December 28, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended February 28, 2010, the annualized expense ratios were 0.26% for Admiral Shares and 0.23% for ETF Shares.
6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
7 The holdings listed exclude any temporary cash investments and equity index products.

Financials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 26, 2004–February 28, 2010

Average Annual Total Returns: Periods Ended December 31, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		14.57%	–9.41%	–6.68%
Net Asset Value		14.81	–9.40	–6.68
Admiral Shares[3]	2/4/2004	14.76	–9.44	– 6.48

1 Six months ended February 28, 2010.
2 For more information about how the ETF Shares’ market prices have compared with their net asset value, visit www.vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Financials Index Fund

Financial Statements (unaudited)

Statement of Net Assets

As of February 28, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Capital Markets (15.8%)
	Goldman Sachs Group Inc.	137,705	21,530
	Morgan Stanley	345,169	9,727
	Bank of New York
	Mellon Corp.	339,746	9,690
	State Street Corp.	139,594	6,269
	Charles Schwab Corp.	278,694	5,103
	Franklin Resources Inc.	45,210	4,599
	T Rowe Price Group Inc.	72,631	3,682
	Northern Trust Corp.	61,305	3,267
	Ameriprise Financial Inc.	71,933	2,879
	Invesco Ltd.	121,069	2,373
	BlackRock Inc.	6,474	1,416
*	TD Ameritrade Holding Corp.	74,593	1,305
	Legg Mason Inc.	45,426	1,174
	Eaton Vance Corp.	31,366	947
*	E*Trade Financial Corp.	526,592	848
*	Affiliated Managers
	Group Inc.	11,870	844
	Waddell & Reed
	Financial Inc.	24,023	790
	Raymond James
	Financial Inc.	27,734	717
	Jefferies Group Inc.	28,677	716
	SEI Investments Co.	37,617	663
	Federated Investors Inc.
	Class B	26,002	650
	Janus Capital Group Inc.	51,338	642
	Apollo Investment Corp.	49,486	577
	Ares Capital Corp.	36,885	482
	Greenhill & Co. Inc.	6,370	455
*	Stifel Financial Corp.	7,751	424
*	Knight Capital Group Inc.
	Class A	24,927	402
	American Capital Ltd.	79,155	340
*	Piper Jaffray Cos.	5,464	236
*	Allied Capital Corp.	51,362	214
	Prospect Capital Corp.	18,380	214
*	Investment Technology
	Group Inc.	12,488	212
*	KBW Inc.	8,943	212
*	MF Global Holdings Ltd.	29,661	205
	optionsXpress Holdings Inc.	12,383	196
*	Riskmetrics Group Inc.	8,944	167
	BlackRock Kelso
	Capital Corp.	16,218	150
	Fifth Street Finance Corp.	12,946	147
	Evercore Partners Inc.
	Class A	4,022	121
	GFI Group Inc.	20,615	114
	Cohen & Steers Inc.	4,805	105
*	GLG Partners Inc.	35,834	100
	Hercules Technology
	Growth Capital Inc.	10,085	99
	SWS Group Inc.	8,218	99

			Market
			Value•
		Shares	($000)
	Duff & Phelps Corp. Class A	5,593	93
*	FBR Capital Markets Corp.	16,354	88
	MVC Capital Inc.	6,305	79
	Calamos Asset
	Management Inc. Class A	5,632	75
	Oppenheimer Holdings Inc.
	Class A	2,832	71
*	TradeStation Group Inc.	9,715	67
	GAMCO Investors Inc.	1,507	66
*	LaBranche & Co. Inc.	13,954	65
	Westwood Holdings
	Group Inc.	1,620	63
*	International Assets
	Holding Corp.	3,953	62
	Capital Southwest Corp.	700	61
	BGC Partners Inc. Class A	12,082	60
	NGP Capital Resources Co.	6,126	50
*	Penson Worldwide Inc.	4,148	39
			86,041
Commercial Banks (18.9%)
	Wells Fargo & Co.	1,370,500	37,469
	US Bancorp	539,572	13,279
	PNC Financial Services
	Group Inc.	145,827	7,840
	BB&T Corp.	194,010	5,535
	SunTrust Banks Inc.	140,820	3,353
	Fifth Third Bancorp	213,129	2,602
	Regions Financial Corp.	335,130	2,262
	KeyCorp	247,903	1,772
	M&T Bank Corp.	21,591	1,672
	Comerica Inc.	42,560	1,536
	Marshall & Ilsley Corp.	140,623	996
	Huntington Bancshares Inc.	201,754	970
	Cullen/Frost Bankers Inc.	15,178	822
	Commerce Bancshares Inc.	19,847	804
*	First Horizon National Corp.	62,581	801
	Zions Bancorporation	37,045	687
	City National Corp.	12,287	613
	Associated Banc-Corp	44,813	579
	Bank of Hawaii Corp.	13,518	571
	Valley National Bancorp	38,987	561
	FirstMerit Corp.	24,480	518
	TCF Financial Corp.	35,589	514
*	SVB Financial Group	11,431	509
	Prosperity Bancshares Inc.	11,898	498
	Fulton Financial Corp.	49,722	478
	Westamerica Bancorporation	8,197	450
*	Signature Bank	11,440	426
	BancorpSouth Inc.	21,184	412
	Trustmark Corp.	16,834	384
	East West Bancorp Inc.	20,663	362
	BOK Financial Corp.	7,721	355
	Synovus Financial Corp.	123,653	352
	Wilmington Trust Corp.	24,188	349
	Popular Inc.	180,378	348
	Whitney Holding Corp.	26,562	341

			Market
			Value•
		Shares	($000)
	Umpqua Holdings Corp.	26,965	337
	Hancock Holding Co.	8,290	334
	UMB Financial Corp.	8,514	326
	Iberiabank Corp.	5,527	316
	International
	Bancshares Corp.	14,428	306
	First Financial Bancorp	16,258	302
	Webster Financial Corp.	18,611	298
	United Bankshares Inc.	11,798	290
	Old National Bancorp	24,308	276
	First Midwest Bancorp Inc.	20,036	272
	MB Financial Inc.	13,180	268
	Glacier Bancorp Inc.	17,628	256
	First Financial Bankshares Inc.	4,763	249
	FNB Corp.	32,759	249
	Wintrust Financial Corp.	6,869	234
	National Penn
	Bancshares Inc.	33,333	230
	CVB Financial Corp.	24,328	226
	PrivateBancorp Inc. Class A	17,275	225
	First Citizens
	BancShares Inc. Class A	1,205	220
	Community Bank System Inc.	9,387	210
	NBT Bancorp Inc.	9,804	208
	Susquehanna
	Bancshares Inc.	24,803	207
	Cathay General Bancorp	20,923	204
*	Investors Bancorp Inc.	14,726	190
	PacWest Bancorp	8,714	177
	Park National Corp.	3,248	173
*	Texas Capital Bancshares Inc.	9,652	163
	Columbia Banking System Inc.	7,579	155
	City Holding Co.	4,524	145
*	Pinnacle Financial
	Partners Inc.	8,970	136
	SCBT Financial Corp.	3,668	133
	Independent Bank Corp.	5,377	132
	Home Bancshares Inc.	5,328	129
	Boston Private Financial
	Holdings Inc.	18,687	128
	Chemical Financial Corp.	6,200	128
	Sterling Bancshares Inc.	26,707	126
	First Commonwealth
	Financial Corp.	21,817	122
	Bank of the Ozarks Inc.	3,890	119
	S&T Bancorp Inc.	6,650	118
	Simmons First National Corp.
	Class A	4,058	108
*	United Community
	Banks Inc.	24,332	101
	WesBanco Inc.	6,395	97
	Community Trust
	Bancorp Inc.	3,680	94
*	Western Alliance Bancorp	16,155	93
	Renasant Corp.	5,778	88
*	Nara Bancorp Inc.	9,761	86

Financials Index Fund

			Market
			Value•
		Shares	($000)
	Danvers Bancorp Inc.	6,045	86
	Northfield Bancorp Inc.	5,719	80
	Suffolk Bancorp	2,759	79
	Harleysville National Corp.	11,757	78
	StellarOne Corp.	6,542	77
	Tompkins Financial Corp.	2,141	77
	Lakeland Financial Corp.	4,299	76
	Cardinal Financial Corp.	7,762	75
	Arrow Financial Corp.	2,969	75
	First Financial Corp.	2,815	74
	TowneBank	5,965	73
	SY Bancorp Inc.	3,330	73
	Southside Bancshares Inc.	3,615	72
	Oriental Financial Group Inc.	6,549	72
	Univest Corp. of Pennsylvania	4,112	71
	Washington Trust Bancorp Inc.	4,171	71
	Bancfirst Corp.	1,766	70
	Trico Bancshares	3,851	70
	Sandy Spring Bancorp Inc.	4,701	66
	Camden National Corp.	2,103	63
	Union First Market
	Bankshares Corp.	5,006	63
	1st Source Corp.	4,084	61
	First Bancorp	4,289	61
	Great Southern Bancorp Inc.	2,475	57
	CoBiz Financial Inc.	9,094	54
	Wilshire Bancorp Inc.	5,500	52
	First Community
	Bancshares Inc.	4,433	51
	First Busey Corp.	13,222	50
	Republic Bancorp Inc.
	Class A	2,902	49
	First BanCorp	22,895	49
	Heartland Financial USA Inc.	3,277	48
	Lakeland Bancorp Inc.	6,173	47
	Sterling Bancorp	4,953	41
	Capital City Bank Group Inc.	2,892	37
	MainSource Financial
	Group Inc.	5,548	35
	First Merchants Corp.	5,822	34
	Citizens & Northern Corp.	3,006	34
	Ames National Corp.	1,706	32
	Southwest Bancorp Inc.	3,885	30
	South Financial Group Inc.	47,575	27
*	Sun Bancorp Inc.	4,518	16
			102,410
Consumer Finance (4.1%)
	American Express Co.	301,920	11,530
	Capital One Financial Corp.	126,941	4,792
	Discover Financial Services	153,085	2,090
*	SLM Corp.	133,850	1,496
*	AmeriCredit Corp.	37,588	836
	Cash America
	International Inc.	8,169	313
*	Ezcorp Inc. Class A	10,472	207
*	World Acceptance Corp.	4,135	173
*	Dollar Financial Corp.	6,867	154
*	First Cash Financial
	Services Inc.	6,808	145
	Nelnet Inc. Class A	8,311	131
*	Credit Acceptance Corp.	3,122	125
	Advance America Cash
	Advance Centers Inc.	10,718	67
*	First Marblehead Corp.	19,024	45
*	Cardtronics Inc.	4,478	44
	Student Loan Corp.	1,135	41
	CompuCredit Holdings Corp.	4,673	16
			22,205

			Market
			Value•
		Shares	($000)
Diversified Financial Services (23.4%)
	JPMorgan Chase & Co.	1,111,862	46,665
	Bank of America Corp.	2,689,918	44,814
*	Citigroup Inc.	5,981,198	20,336
	CME Group Inc.	18,765	5,661
	NYSE Euronext	73,408	1,937
*	Intercontinental-
	Exchange Inc.	17,542	1,882
	Moody’s Corp.	56,656	1,508
*	Leucadia National Corp.	54,854	1,302
*	MSCI Inc. Class A	29,180	875
*	NASDAQ OMX Group Inc.	41,595	775
*	PHH Corp.	15,639	289
*	Portfolio Recovery
	Associates Inc.	4,693	250
*	Interactive Brokers Group Inc.	11,848	204
*	Pico Holdings Inc.	5,775	197
	MarketAxess Holdings Inc.	8,601	129
	Compass Diversified Holdings	8,438	113
*	Broadpoint Gleacher
	Securities Inc.	17,019	68
*	NewStar Financial Inc.	8,644	54
	Life Partners Holdings Inc.	2,105	43
*	Asset Acceptance
	Capital Corp.	4,345	25
	Teton Advisors Inc. Class B	25	—
			127,127
Insurance (21.8%)
*	Berkshire Hathaway Inc.
	Class B	161,466	12,938
	MetLife Inc.	230,984	8,406
	Travelers Cos. Inc.	154,146	8,107
	Prudential Financial Inc.	130,289	6,828
	Aflac Inc.	131,932	6,524
	Chubb Corp.	96,287	4,859
	ACE Ltd.	94,952	4,747
	Allstate Corp.	143,790	4,493
	Loews Corp.	96,897	3,533
	Marsh & McLennan
	Cos. Inc.	148,787	3,455
	Progressive Corp.	180,643	3,098
	AON Corp.	69,611	2,850
	Hartford Financial
	Services Group Inc.	107,971	2,631
*	Genworth Financial Inc.
	Class A	137,812	2,197
	Lincoln National Corp.	85,222	2,146
	Principal Financial Group Inc.	89,935	2,087
	Unum Group	93,535	1,946
	XL Capital Ltd. Class A	96,514	1,763
	PartnerRe Ltd.	18,862	1,502
	Everest Re Group Ltd.	16,964	1,449
	Willis Group Holdings PLC	47,429	1,412
*	Arch Capital Group Ltd.	16,653	1,232
	Axis Capital Holdings Ltd.	38,145	1,200
	Cincinnati Financial Corp.	43,523	1,171
	Torchmark Corp.	23,329	1,085
	WR Berkley Corp.	40,865	1,052
	Assurant Inc.	32,878	1,003
	Reinsurance Group of
	America Inc. Class A	20,459	972
	RenaissanceRe Holdings Ltd.	17,540	971
*	Markel Corp.	2,635	929
	HCC Insurance Holdings Inc.	31,738	885
	Fidelity National Financial Inc.
	Class A	61,678	879
*,^	American International
	Group Inc.	34,252	848
	First American Corp.	25,543	823

			Market
			Value•
		Shares	($000)
	Transatlantic Holdings Inc.	15,864	788
	White Mountains
	Insurance Group Ltd.	2,248	779
	Old Republic
	International Corp.	67,822	766
	Assured Guaranty Ltd.	35,616	751
	Validus Holdings Ltd.	26,081	730
	Arthur J Gallagher & Co.	28,654	680
	Aspen Insurance
	Holdings Ltd.	23,521	665
	Hanover Insurance
	Group Inc.	14,111	595
	StanCorp Financial
	Group Inc.	13,825	594
	Brown & Brown Inc.	34,348	576
	American Financial
	Group Inc.	21,283	551
	Allied World Assurance Co.
	Holdings Ltd.	11,885	548
	Endurance Specialty
	Holdings Ltd.	13,620	524
	Platinum Underwriters
	Holdings Ltd.	13,994	523
*	ProAssurance Corp.	8,590	458
*	Alleghany Corp.	1,630	452
	Protective Life Corp.	24,086	442
	Zenith National
	Insurance Corp.	10,686	407
	Montpelier Re Holdings Ltd.	22,410	398
	Erie Indemnity Co. Class A	8,817	349
	Unitrin Inc.	14,290	345
	Max Capital Group Ltd.	13,818	334
*	Conseco Inc.	65,963	328
	Mercury General Corp.	7,827	321
	Delphi Financial Group Inc.	13,673	292
	RLI Corp.	5,280	281
	Tower Group Inc.	12,074	275
	American National
	Insurance Co.	2,293	249
	Argo Group International
	Holdings Ltd.	8,873	247
	Selective Insurance Group	15,191	246
*	MBIA Inc.	47,737	230
	Employers Holdings Inc.	12,433	164
	Infinity Property &
	Casualty Corp.	3,894	159
*	Navigators Group Inc.	4,144	157
*	Hilltop Holdings Inc.	12,980	155
*	Greenlight Capital Re Ltd.
	Class A	6,055	153
	Horace Mann
	Educators Corp.	11,246	151
*	Enstar Group Ltd.	2,336	147
	American Equity Investment
	Life Holding Co.	15,950	140
*	National Financial
	Partners Corp.	12,149	140
	Safety Insurance Group Inc.	3,742	139
	Harleysville Group Inc.	3,951	133
	Flagstone Reinsurance
	Holdings Ltd.	10,613	121
	National Western Life
	Insurance Co. Class A	694	117
	Amtrust Financial
	Services Inc.	7,777	110
	Meadowbrook Insurance
	Group Inc.	15,497	110
	United Fire & Casualty Co.	6,389	109
	Maiden Holdings Ltd.	15,102	106

Financials Index Fund

			Market
			Value•
		Shares	($000)
	OneBeacon Insurance
	Group Ltd. Class A	6,629	101
*	eHealth Inc.	5,926	99
*	AMERISAFE Inc.	5,398	93
	FBL Financial Group Inc.
	Class A	4,269	87
	State Auto Financial Corp.	4,604	84
*	CNA Surety Corp.	5,125	83
*	Phoenix Cos. Inc.	33,633	80
*	Citizens Inc.	12,090	78
*	United America
	Indemnity Ltd. Class A	9,551	77
*	FPIC Insurance Group Inc.	2,055	76
	American Physicians
	Capital Inc.	2,606	74
	Stewart Information
	Services Corp.	4,848	68
*	SeaBright Insurance
	Holdings Inc.	6,287	66
	Presidential Life Corp.	6,378	62
	First Mercury Financial Corp.	4,259	61
*	Ambac Financial Group Inc.	82,728	59
	Baldwin & Lyons Inc.	2,216	54
	Donegal Group Inc. Class A	3,435	51
	Kansas City Life Insurance Co.	1,366	40
	EMC Insurance Group Inc.	1,715	35
	National Interstate Corp.	1,935	34
	Universal Insurance
	Holdings Inc.	5,101	31
*	Crawford & Co. Class B	3,604	14
*	Crawford & Co. Class A	4,070	13
			118,576
Real Estate Investment Trusts (13.4%)
	Simon Property Group Inc.	80,570	6,308
	Vornado Realty Trust	45,834	3,012
	Public Storage	35,837	2,945
	Annaly Capital
	Management Inc.	155,887	2,865
	Equity Residential	77,839	2,808
	Boston Properties Inc.	39,193	2,662
	HCP Inc.	82,728	2,381
	Host Hotels & Resorts Inc.	178,047	2,085
	Ventas Inc.	44,135	1,950
	AvalonBay Communities Inc.	22,956	1,869
	ProLogis	133,471	1,720
	Plum Creek Timber Co. Inc.	45,875	1,639
	Kimco Realty Corp.	113,460	1,576
	Health Care REIT Inc.	34,751	1,472
	Federal Realty
	Investment Trust	17,194	1,186
	SL Green Realty Corp.	21,762	1,111
	Digital Realty Trust Inc.	20,471	1,056
	Nationwide Health
	Properties Inc.	31,589	1,048
	AMB Property Corp.	41,192	1,003
	Liberty Property Trust	31,757	982
	Macerich Co.	27,131	967
	Rayonier Inc.	22,380	930
	Regency Centers Corp.	24,860	862
	Realty Income Corp.	29,361	822
	Hospitality Properties Trust	34,992	769
	Alexandria Real Estate
	Equities Inc.	12,419	765
	Senior Housing
	Properties Trust	35,878	746
	Mack-Cali Realty Corp.	22,167	744
	UDR Inc.	43,165	725
	Camden Property Trust	18,070	724
	Chimera Investment Corp.	179,944	720
	Duke Realty Corp.	63,265	702

			Market
			Value•
		Shares	($000)
	Essex Property Trust Inc.	8,154	700
	Weingarten Realty Investors	32,093	661
	Developers Diversified
	Realty Corp.	58,512	621
	Corporate Office
	Properties Trust SBI	16,432	605
	Taubman Centers Inc.	15,037	582
	Highwoods Properties Inc.	20,028	582
	MFA Financial Inc.	78,298	567
	Apartment Investment &
	Management Co.	32,958	550
	BRE Properties Inc.	15,149	511
	National Retail
	Properties Inc.	23,189	492
	Tanger Factory
	Outlet Centers	11,405	475
	Washington Real Estate
	Investment Trust	16,655	464
	Entertainment
	Properties Trust	11,846	453
	Omega Healthcare
	Investors Inc.	23,795	451
	HRPT Properties Trust	63,089	443
	CBL & Associates
	Properties Inc.	36,941	439
	Home Properties Inc.	9,486	434
	BioMed Realty Trust Inc.	28,068	434
	Mid-America Apartment
	Communities Inc.	8,098	421
	Equity Lifestyle
	Properties Inc.	8,243	410
	Brandywine Realty Trust	36,347	407
	American Campus
	Communities Inc.	14,663	405
	CapitalSource Inc.	73,236	403
	Douglas Emmett Inc.	27,529	388
	Potlatch Corp.	11,130	368
	Healthcare Realty Trust Inc.	16,992	355
	LaSalle Hotel Properties	17,984	349
	Kilroy Realty Corp.	12,313	349
	DiamondRock
	Hospitality Co.	34,779	311
	Redwood Trust Inc.	20,866	297
	DCT Industrial Trust Inc.	58,836	290
	Hatteras Financial Corp.	10,420	271
	PS Business Parks Inc.	5,488	269
	EastGroup Properties Inc.	7,462	268
	Extra Space Storage Inc.	23,620	266
	Post Properties Inc.	13,735	264
	Franklin Street
	Properties Corp.	20,324	264
	Capstead Mortgage Corp.	21,180	264
	Sovran Self Storage Inc.	7,763	246
*	Sunstone Hotel
	Investors Inc.	27,336	244
	Medical Properties Trust Inc.	22,820	235
	DuPont Fabros
	Technology Inc.	11,949	234
	National Health Investors Inc.	6,712	234
	Equity One Inc.	12,413	229
	Anworth Mortgage
	Asset Corp.	30,950	209
	Colonial Properties Trust	17,726	209
	Investors Real Estate Trust	20,540	184
	Inland Real Estate Corp.	21,761	183
	Acadia Realty Trust	10,831	181
	Cousins Properties Inc.	24,226	174
*	Alexander’s Inc.	583	170
	Lexington Realty Trust	26,955	160

			Market
			Value•
		Shares	($000)
	American Capital
	Agency Corp.	6,232	158
	LTC Properties Inc.	6,030	157
	U-Store-It Trust	22,860	149
	Government Properties
	Income Trust	6,241	147
	Saul Centers Inc.	3,828	137
	Getty Realty Corp.	5,393	119
	Hersha Hospitality Trust	28,105	117
	Pennsylvania Real Estate
	Investment Trust	11,414	115
	First Potomac Realty Trust	8,317	114
*	iStar Financial Inc.	28,826	112
	Universal Health Realty
	Income Trust	3,243	110
	Cedar Shopping Centers Inc.	15,721	104
	Walter Investment
	Management Corp.	7,128	103
	Parkway Properties Inc.	6,215	103
	Sun Communities Inc.	5,043	97
*	First Industrial Realty
	Trust Inc.	16,071	89
	Ramco-Gershenson
	Properties Trust	8,462	85
	Education Realty
	Trust Inc.	15,431	84
*	Ashford Hospitality Trust Inc.	15,148	83
	NorthStar Realty
	Finance Corp.	18,981	81
	Glimcher Realty Trust	18,552	80
	Urstadt Biddle
	Properties Inc. Class A	5,018	79
	Kite Realty Group Trust	17,554	72
*	FelCor Lodging Trust Inc.	18,591	70
	CapLease Inc.	14,475	64
	Cypress Sharpridge
	Investments Inc.	4,632	61
*	Strategic Hotels &
	Resorts Inc.	21,857	59
*	Gramercy Capital Corp.	11,970	46
	Winthrop Realty Trust	3,851	46
*	RAIT Financial Trust	17,255	29
			72,999
Real Estate Management & Development (0.6%)
*	CB Richard Ellis Group Inc.
	Class A	69,839	922
	Jones Lang LaSalle Inc.	11,801	752
*	St. Joe Co.	26,032	716
*	Forest City Enterprises Inc.
	Class A	34,051	409
*	Forestar Group Inc.	9,790	174
*	Tejon Ranch Co.	3,618	117
*	Altisource Portfolio
	Solutions SA	4,109	106
	Consolidated-Tomoka
	Land Co.	1,588	50
*	Avatar Holdings Inc.	2,241	36
*	Grubb & Ellis Co.	11,729	18
			3,300
Thrifts & Mortgage Finance (2.0%)
	Hudson City Bancorp Inc.	133,389	1,803
	New York Community
	Bancorp Inc.	113,427	1,757
	People’s United
	Financial Inc.	105,529	1,664
	First Niagara
	Financial Group Inc.	53,137	746
	Washington Federal Inc.	31,693	618
	Northwest Bancshares Inc.	30,892	365
	TFS Financial Corp.	26,195	337

Financials Index Fund

			Market
			Value•
		Shares	($000)
	NewAlliance
	Bancshares Inc.	27,065	324
*,^	Federal National
	Mortgage Assn.	318,075	315
	Astoria Financial Corp.	23,282	309
	Radian Group Inc.	23,568	232
*	MGIC Investment Corp.	30,168	231
*	Ocwen Financial Corp.	20,551	222
*,^	Federal Home Loan
	Mortgage Corp.	186,004	220
	Capitol Federal Financial	6,328	219
	Brookline Bancorp Inc.	16,959	174
	Provident Financial
	Services Inc.	15,443	169
	Trustco Bank Corp. NY	22,021	133
	Flushing Financial Corp.	7,724	98
	Provident New York
	Bancorp	10,342	90
*	Beneficial Mutual
	Bancorp Inc.	9,496	89
	Dime Community
	Bancshares	6,924	84
	Bank Mutual Corp.	12,880	84
	Berkshire Hills Bancorp Inc.	4,032	72
	Westfield Financial Inc.	8,115	67
*	PMI Group Inc.	21,883	61
	Kearny Financial Corp.	5,986	60
	United Financial Bancorp Inc.	4,217	55
	First Financial Holdings Inc.	4,517	54
	BankFinancial Corp.	5,571	54
	Oritani Financial Corp.	3,238	51

		Market
		Value•
	Shares	($000)
WSFS Financial Corp.	1,584	49
ViewPoint Financial Group	3,131	46
ESSA Bancorp Inc.	3,842	45
Abington Bancorp Inc.	5,687	44
First Financial Northwest Inc.	5,057	33
* Meridian Interstate
Bancorp Inc.	2,893	29
Rockville Financial Inc.	2,553	27
Roma Financial Corp.	2,168	27
Clifton Savings Bancorp Inc.	2,728	24
NASB Financial Inc.	898	17
		11,098
Total Common Stocks
(Cost $761,352)		543,756
Temporary Cash Investment (0.2%)
Money Market Fund (0.2%)
1,2 Vanguard Market
Liquidity Fund, 0.163%
(Cost $975)	975,019	975
Total Investments (100.2%)
(Cost $762,327)		544,731
Other Assets and Liabilities (–0.2%)
Other Assets		7,508
Liabilities[2]		(8,770)
		(1,262)
Net Assets (100%)		543,469

At February 28, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	955,664
Overdistributed Net Investment Income	(540)
Accumulated Net Realized Losses	(194,059)
Unrealized Appreciation (Depreciation)	(217,596)
Net Assets	543,469

Admiral Shares—Net Assets
Applicable to 4,584,874 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	68,510
Net Asset Value Per Share—
Admiral Shares	$14.94

ETF Shares—Net Assets
Applicable to 15,928,783 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	474,959
Net Asset Value Per Share—
ETF Shares	$29.82

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $697,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $967,000 of collateral received for securities on loan.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Statement of Operations

Six Months Ended
February 28, 2010
($000)
Investment Income
Income
Dividends	4,672
Security Lending	110
Total Income	4,782
Expenses
The Vanguard Group—Note B
Investment Advisory Services	48
Management and Administrative—
Admiral Shares	78
Management and Administrative—
ETF Shares	427
Marketing and Distribution—
Admiral Shares	7
Marketing and Distribution—
ETF Shares	90
Custodian Fees	18
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	60
Trustees’ Fees and Expenses	1
Total Expenses	729
Expenses Paid Indirectly	(5)
Net Expenses	724
Net Investment Income	4,058
Realized Net Gain (Loss) on
Investment Securities Sold	(16,418)
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	24,497
Net Increase (Decrease) in Net Assets
Resulting from Operations	12,137

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,058	14,751
Realized Net Gain (Loss)	(16,418)	(140,463)
Change in Unrealized Appreciation (Depreciation)	24,497	(46,975)
Net Increase (Decrease) in Net Assets Resulting from Operations	12,137	(172,687)
Distributions
Net Investment Income
Admiral Shares	(763)	(1,971)
ETF Shares	(5,771)	(14,745)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(6,534)	(16,716)
Capital Share Transactions
Admiral Shares	(6,295)	13,533
ETF Shares	(109,373)	96,692
Net Increase (Decrease) from Capital Share Transactions	(115,668)	110,225
Total Increase (Decrease)	(110,065)	(79,178)
Net Assets
Beginning of Period	653,534	732,712
End of Period[1]	543,469	653,534

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($540,000) and $1,936,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$14.72	$20.38	$30.10	$29.86	$26.36	$25.35
Investment Operations
Net Investment Income	.098	.389	.700[1]	.770[1]	.716[1]	.660[1]
Net Realized and Unrealized Gain (Loss)
on Investments[2]	.279	(5.596)	(9.699)	.145	3.392	1.086
Total from Investment Operations	.377	(5.207)	(8.999)	.915	4.108	1.746
Distributions
Dividends from Net Investment Income	(.157)	(.453)	(.721)	(.675)	(.608)	(.736)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.157)	(.453)	(.721)	(.675)	(.608)	(.736)
Net Asset Value, End of Period	$14.94	$14.72	$20.38	$30.10	$29.86	$26.36

Total Return[3]	2.58%	–25.35%	–30.36%	2.95%	15.76%	6.88%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$69	$74	$81	$19	$8	$3
Ratio of Total Expenses to
Average Net Assets	0.26%[5]	0.28%	0.25%	0.26%	0.28%	0.28%
Ratio of Net Investment Income to
Average Net Assets	1.48%[5]	2.97%	3.06%	2.37%	2.49%	2.59%
Portfolio Turnover Rate[4]	12%[5]	17%	10%	12%	6%	6%

1 Calculated based on average shares outstanding.
2 Includes increases from redemption fees of $.00, $.01, $.00, $.00, $.01, and $.00.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
5 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$29.38	$40.66	$60.04	$59.57	$52.57	$50.57
Investment Operations
Net Investment Income	.200	.784	1.449[1]	1.557[1]	1.430[1]	1.316[1]
Net Realized and Unrealized Gain (Loss)
on Investments[2]	.556	(11.150)	(19.368)	.282	6.800	2.160
Total from Investment Operations	.756	(10.366)	(17.919)	1.839	8.230	3.476
Distributions
Dividends from Net Investment Income	(.316)	(.914)	(1.461)	(1.369)	(1.230)	(1.476)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.316)	(.914)	(1.461)	(1.369)	(1.230)	(1.476)
Net Asset Value, End of Period	$29.82	$29.38	$40.66	$60.04	$59.57	$52.57

Total Return	2.59%	–25.31%	–30.30%	2.97%	15.82%	6.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$475	$580	$651	$282	$125	$53
Ratio of Total Expenses to
Average Net Assets	0.23%[4]	0.25%	0.20%	0.22%	0.25%	0.26%
Ratio of Net Investment Income to
Average Net Assets	1.51%[4]	3.00%	3.11%	2.41%	2.52%	2.61%
Portfolio Turnover Rate[3]	12%[4]	17%	10%	12%	6%	6%

1 Calculated based on average shares outstanding.
2 Includes increases from redemption fees of $.00, $.02, $.01, $.01, $.01, and $.00.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Notes to Financial Statements

Vanguard Financials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Admiral Shares and ETF Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2006–2009), and for the period ended February 28, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2010, the fund had contributed capital of $112,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended February 28, 2010, custodian fee offset arrangements reduced the fund’s expenses by $5,000 (an annual rate of 0.00% of average net assets).

Financials Index Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2010, the fund realized $27,196,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2009, the fund had available capital loss carryforwards totaling $30,027,000 to offset future net capital gains of $85,000 through August 31, 2014, $11,000 through August 31, 2015, $1,313,000 through August 31, 2016, and $28,618,000 through August 31, 2017. In addition, the fund realized losses of $118,026,000 during the period from November 1, 2008, through August 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At February 28, 2010, the cost of investment securities for tax purposes was $762,327,000. Net unrealized depreciation of investment securities for tax purposes was $217,596,000, consisting of unrealized gains of $4,550,000 on securities that had risen in value since their purchase and $222,146,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 28, 2010, the fund purchased $69,538,000 of investment securities and sold $186,528,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2010		August 31, 2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	6,373	434	39,058	3,069
Issued in Lieu of Cash Distributions	692	47	1,834	135
Redeemed[1]	(13,360)	(916)	(27,359)	(2,179)
Net Increase (Decrease)—Admiral Shares	(6,295)	(435)	13,533	1,025
ETF Shares
Issued	32,071	1,100	342,606	13,213
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(141,444)	(4,900)	(245,914)	(9,500)
Net Increase (Decrease)—ETF Shares	(109,373)	(3,800)	96,692	3,713
1 Net of redemption fees for fiscal 2010 and 2009 of $85,000 and $383,000, respectively (fund totals).

H. In preparing the financial statements as of February 28, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Health Care Index Fund

Fund Profile

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	306	307	2,492
Median Market Cap	$39.5B	$39.5B	$29.0B
Price/Earnings Ratio	16.3x	16.2x	21.2x
Price/Book Ratio	2.8x	2.8x	2.1x
Yield[3]		1.7%	1.9%
Admiral Shares	1.1%
ETF Shares	1.2%
Return on Equity	19.3%	19.3%	19.4%
Earnings Growth Rate	12.5%	12.5%	8.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	10%	—	—
Expense Ratio[5]		—	—
Admiral Shares	0.28%
ETF Shares	0.25%
Short-Term Reserves	0.3%	—	—

Volatility Measures[6]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.68
Beta	1.00	0.70

Subindustry Diversification
(% of equity exposure)
Biotechnology	14.7%
Health Care Distributors	3.2
Health Care Equipment	17.8
Health Care Facilities	1.4
Health Care Services	6.6
Health Care Supplies	1.2
Life Sciences Tools & Services	4.6
Managed Health Care	7.2
Pharmaceuticals	42.5
Other Health Care	0.8

Ten Largest Holdings[7] (% of total net assets)
Johnson & Johnson	11.3%
Pfizer Inc.	9.2
Merck & Co. Inc.	7.3
Abbott Laboratories	5.5
Amgen Inc.	3.7
Medtronic Inc.	3.1
Gilead Sciences Inc.	2.8
Bristol-Myers Squibb Co.	2.7
UnitedHealth Group Inc.	2.6
Eli Lilly & Co.	2.3
Top Ten	50.5%

1 MSCI US IMI/Health Care.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 Annualized.
5 The expense ratios shown are from the prospectuses dated December 28, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended February 28, 2010, the annualized expense ratios were 0.26% for Admiral Shares and 0.23% for ETF Shares.
6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
7 The holdings listed exclude any temporary cash investments and equity index products.

Health Care Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 26, 2004–February 28, 2010

Average Annual Total Returns: Periods Ended December 31, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		21.90%	3.01%	2.49%
Net Asset Value		22.01	3.04	2.49
Admiral Shares[3]	2/5/2004	21.99	3.00	2.45

1 Six months ended February 28, 2010.
2 For more information about how the ETF Shares’ market prices have compared with their net asset value, visit www.vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Health Care Index Fund

Financial Statements (unaudited)

Statement of Net Assets

As of February 28, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Biotechnology (14.7%)
*	Amgen Inc.	473,281	26,792
*	Gilead Sciences Inc.	420,865	20,037
*	Celgene Corp.	214,948	12,794
*	Biogen Idec Inc.	135,263	7,441
*	Genzyme Corp.	124,114	7,099
*	Vertex Pharmaceuticals Inc.	89,969	3,654
*	Cephalon Inc.	35,007	2,404
*	Human Genome
	Sciences Inc.	84,487	2,378
*	Alexion Pharmaceuticals Inc.	41,491	2,055
*	Dendreon Corp.	61,052	1,907
*	United Therapeutics Corp.	22,654	1,301
*	Amylin Pharmaceuticals Inc.	66,352	1,254
*	Myriad Genetics Inc.	45,050	1,036
*	OSI Pharmaceuticals Inc.	27,183	1,006
*	BioMarin Pharmaceutical Inc.	47,174	943
*	Onyx Pharmaceuticals Inc.	29,020	806
*	Regeneron
	Pharmaceuticals Inc.	29,302	717
*	Cubist Pharmaceuticals Inc.	27,120	571
*	Incyte Corp. Ltd.	49,942	532
*	Acorda Therapeutics Inc.	17,603	531
*	Alkermes Inc.	43,729	501
*	Medivation Inc.	13,199	475
*	Savient Pharmaceuticals Inc.	31,161	420
*	Cepheid Inc.	27,413	414
*	Seattle Genetics Inc.	39,963	408
	PDL BioPharma Inc.	55,436	388
*	Isis Pharmaceuticals Inc.	43,264	382
*	Exelixis Inc.	49,725	322
*	MannKind Corp.	31,686	317
*	InterMune Inc.	22,567	310
*	Martek Biosciences Corp.	15,388	305
*	Alnylam Pharmaceuticals Inc.	16,448	287
*	Allos Therapeutics Inc.	36,501	284
*	Pharmasset Inc.	13,313	282
*	Theravance Inc.	22,390	244
*	Momenta
	Pharmaceuticals Inc.	16,475	241
*	Geron Corp.	43,196	240
*	Celera Corp.	38,802	232
*	Enzon Pharmaceuticals Inc.	21,551	200
*	Facet Biotech Corp.	11,486	188
*	Halozyme Therapeutics Inc.	34,137	187
*	Cell Therapeutics Inc.	264,714	177
*	Rigel Pharmaceuticals Inc.	23,381	177
*	Targacept Inc.	9,055	172
*	Immunogen Inc.	25,734	170
*	Affymax Inc.	8,820	165
*	Micromet Inc.	21,252	158
*	Clinical Data Inc.	7,509	137
*	Protalix BioTherapeutics Inc.	20,062	136
*	Zymogenetics Inc.	25,195	135
*	Arena Pharmaceuticals Inc.	43,355	132

			Market
			Value•
		Shares	($000)
*	Nabi Biopharmaceuticals	24,126	126
*	Abraxis Bioscience Inc.	3,811	123
*	Genomic Health Inc.	6,850	123
*	Dyax Corp.	33,167	116
*	Lexicon Pharmaceuticals Inc.	56,657	101
*	Sangamo Biosciences Inc.	19,143	96
*	Emergent Biosolutions Inc.	6,475	95
*	SIGA Technologies Inc.	14,294	95
*	Ligand Pharmaceuticals Inc.
	Class B	48,742	86
*	Orexigen Therapeutics Inc.	12,720	80
*	NPS Pharmaceuticals Inc.	22,523	75
*	Opko Health Inc.	36,015	72
*	Arqule Inc.	20,137	66
*	Progenics
	Pharmaceuticals Inc.	14,785	64
*	Osiris Therapeutics Inc.	7,807	64
*	Maxygen Inc.	10,810	58
*	Biospecifics
	Technologies Corp.	1,914	55
*	Myriad Pharmaceuticals Inc.	11,352	55
*	XOMA Ltd.	107,862	51
*	Cel-Sci Corp.	72,420	49
*	Idenix Pharmaceuticals Inc.	15,831	43
*	OncoGenex
	Pharmaceutical Inc.	2,475	41
*	GTx Inc.	7,427	30
			105,208
Health Care Equipment & Supplies (18.9%)
	Medtronic Inc.	517,608	22,464
	Baxter International Inc.	281,909	16,049
	Covidien PLC	233,544	11,472
	Becton Dickinson and Co.	110,967	8,641
	Stryker Corp.	139,506	7,408
*	Intuitive Surgical Inc.	17,867	6,202
*	St. Jude Medical Inc.	156,327	5,975
*	Zimmer Holdings Inc.	99,654	5,713
*	Boston Scientific Corp.	706,283	5,467
*	Hospira Inc.	75,846	3,969
	CR Bard Inc.	45,184	3,785
*	Varian Medical Systems Inc.	58,228	2,851
*	Edwards Lifesciences Corp.	26,437	2,428
	DENTSPLY International Inc.	67,621	2,238
*	CareFusion Corp.	87,717	2,214
	Beckman Coulter Inc.	32,346	2,121
*	Hologic Inc.	120,698	2,082
*	ResMed Inc.	35,135	2,005
*	IDEXX Laboratories Inc.	27,346	1,444
*	Inverness Medical
	Innovations Inc.	36,811	1,436
*	Kinetic Concepts Inc.	29,907	1,254
	Teleflex Inc.	18,569	1,132
*	Gen-Probe Inc.	22,820	1,029
	STERIS Corp.	27,545	871
	Cooper Cos. Inc.	20,957	840
*	Thoratec Corp.	26,655	769

			Market
			Value•
		Shares	($000)
	Hill-Rom Holdings Inc.	27,584	724
*	NuVasive Inc.	17,931	716
*	Sirona Dental Systems Inc.	19,274	692
*	Haemonetics Corp.	11,908	637
*	Immucor Inc.	32,674	632
*	American Medical
	Systems Holdings Inc.	34,817	631
*	Masimo Corp.	22,686	628
	West Pharmaceutical
	Services Inc.	15,492	603
*	Align Technology Inc.	29,534	535
*	ev3 Inc.	31,126	453
	Meridian Bioscience Inc.	18,776	416
*	Volcano Corp.	20,188	416
*	Integra LifeSciences
	Holdings Corp.	9,888	394
	Invacare Corp.	13,655	372
*	Conmed Corp.	13,768	301
*	Wright Medical Group Inc.	17,869	301
*	Conceptus Inc.	14,461	284
*	Abaxis Inc.	10,306	262
*	Zoll Medical Corp.	9,993	259
*	Orthofix International NV	7,386	252
	Analogic Corp.	6,048	250
*	Neogen Corp.	9,889	240
*	Cyberonics Inc.	13,021	232
*	Insulet Corp.	14,641	215
*	ICU Medical Inc.	6,241	214
*	Greatbatch Inc.	10,880	212
*	DexCom Inc.	21,916	198
*	Merit Medical Systems Inc.	12,434	183
*	Natus Medical Inc.	13,528	182
*	Angiodynamics Inc.	11,041	179
*	Quidel Corp.	12,700	166
*	SonoSite Inc.	5,477	162
*	ABIOMED Inc.	14,658	148
*	Symmetry Medical Inc.	16,784	144
*	Accuray Inc.	21,020	142
*	SurModics Inc.	7,013	135
	Atrion Corp.	833	130
	Cantel Medical Corp.	6,620	129
*	Orthovita Inc.	32,054	123
*	OraSure Technologies Inc.	21,178	116
*	Kensey Nash Corp.	4,738	105
*	MAKO Surgical Corp.	7,636	101
*	Somanetics Corp.	5,741	97
*	RTI Biologics Inc.	25,734	96
*	IRIS International Inc.	8,346	96
*	Electro-Optical Sciences Inc.	9,395	92
*	CryoLife Inc.	12,436	88
*	Stereotaxis Inc.	17,932	85
*	Synovis Life Technologies Inc.	5,507	77
*	Exactech Inc.	3,762	73
*	Palomar Medical
	Technologies Inc.	7,985	72
*	ATS Medical Inc.	22,172	59

Health Care Index Fund

			Market
			Value•
		Shares	($000)
*	TomoTherapy Inc.	17,132	57
*	Cynosure Inc. Class A	4,631	46
*	Hansen Medical Inc.	14,175	32
			136,043
Health Care Providers & Services (18.4%)
	UnitedHealth Group Inc.	543,369	18,399
*	Medco Health
	Solutions Inc.	222,980	14,101
*	WellPoint Inc.	214,329	13,261
*	Express Scripts Inc.	122,056	11,719
	McKesson Corp.	125,381	7,416
	Aetna Inc.	202,778	6,081
	Cardinal Health Inc.	169,652	5,763
	CIGNA Corp.	127,924	4,383
	Quest Diagnostics Inc.	73,488	4,170
	AmerisourceBergen Corp.
	Class A	134,766	3,779
*	Humana Inc.	79,449	3,760
*	Laboratory Corp. of
	America Holdings	49,666	3,641
*	DaVita Inc.	47,787	2,944
*	Henry Schein Inc.	42,344	2,406
*	Coventry Health Care Inc.	69,401	1,609
	Omnicare Inc.	55,612	1,505
*	Community Health
	Systems Inc.	43,489	1,490
	Universal Health
	Services Inc. Class B	42,581	1,321
*	Lincare Holdings Inc.	31,933	1,282
*	Patterson Cos. Inc.	42,945	1,275
*	Tenet Healthcare Corp.	225,065	1,186
*	Mednax Inc.	21,806	1,167
*	Health Net Inc.	48,636	1,123
*	VCA Antech Inc.	40,069	954
	Owens & Minor Inc.	19,639	877
*	Health Management
	Associates Inc. Class A	116,158	847
*	Amedisys Inc.	13,126	757
*	Healthsouth Corp.	43,502	753
*	LifePoint Hospitals Inc.	24,374	743
*	Magellan Health
	Services Inc.	16,308	684
*	Emergency Medical
	Services Corp. Class A	13,069	680
*	Catalyst Health Solutions Inc.	17,601	663
*	AMERIGROUP Corp.	23,725	624
*	Brookdale Senior Living Inc.	32,968	593
*	PSS World Medical Inc.	27,595	582
*	HMS Holdings Corp.	12,412	571
	Chemed Corp.	10,609	568
*	Psychiatric Solutions Inc.	24,760	531
*	WellCare Health Plans Inc.	19,609	524
*	Healthspring Inc.	22,642	417
*	Centene Corp.	22,379	400
*	Gentiva Health Services Inc.	12,804	355
*	Kindred Healthcare Inc.	18,215	317
*	RehabCare Group Inc.	10,998	306
*	Amsurg Corp. Class A	14,217	294
*	Hanger Orthopedic
	Group Inc.	15,013	280
*	Odyssey HealthCare Inc.	15,578	273
	Landauer Inc.	4,382	266
*	Genoptix Inc.	8,089	263
*	PharMerica Corp.	14,268	245
*	Healthways Inc.	15,785	237
*	LHC Group Inc.	7,788	234
*	inVentiv Health Inc.	15,933	234

			Market
			Value•
		Shares	($000)
*	Universal American Corp.	15,959	230
*	MWI Veterinary Supply Inc.	5,419	223
*	Bio-Reference Labs Inc.	5,567	221
*	IPC The Hospitalist Co. Inc.	6,425	212
*	Sun Healthcare Group Inc.	20,429	182
*	Emeritus Corp.	10,122	178
*	Triple-S Management Corp.
	Class B	9,599	166
*	Almost Family Inc.	3,932	142
*	AMN Healthcare
	Services Inc.	15,313	141
*	Air Methods Corp.	5,139	137
*	Molina Healthcare Inc.	6,125	131
*	Corvel Corp.	4,062	131
*	Cross Country
	Healthcare Inc.	13,139	129
*	Assisted Living
	Concepts Inc. Class A	4,665	129
	National Healthcare Corp.	3,207	118
*	Res-Care Inc.	11,792	108
	Ensign Group Inc.	5,415	90
*	Sunrise Senior Living Inc.	21,757	86
*	Chindex International Inc.	6,134	69
*	Skilled Healthcare Group Inc.	9,382	61
*	Alliance HealthCare
	Services Inc.	11,803	59
*	Medcath Corp.	7,585	51
*	Clarient Inc.	21,239	45
*	CardioNet Inc.	6,337	38
*	Virtual Radiologic Corp.	3,333	33
*	Nighthawk Radiology
	Holdings Inc.	11,111	33
			131,996
Health Care Technology (0.8%)
*	Cerner Corp.	32,458	2,692
*	Allscripts-Misys Healthcare
	Solutions Inc.	30,254	541
	Quality Systems Inc.	8,731	500
*	Eclipsys Corp.	26,669	496
*	athenahealth Inc.	10,249	378
*	MedAssets Inc.	12,922	280
*	Phase Forward Inc.	19,993	238
*	Omnicell Inc.	14,127	191
	Computer Programs &
	Systems Inc.	4,648	167
*	Medidata Solutions Inc.	7,578	117
*	Vital Images Inc.	6,537	104
			5,704
Life Sciences Tools & Services (4.6%)
*	Thermo Fisher
	Scientific Inc.	190,990	9,315
*	Life Technologies Corp.	83,481	4,238
*	Waters Corp.	44,280	2,642
*	Millipore Corp.	25,973	2,452
*	Illumina Inc.	58,563	2,127
*	Covance Inc.	29,836	1,689
*	Mettler-Toledo
	International Inc.	15,800	1,571
	PerkinElmer Inc.	54,617	1,213
*	Charles River Laboratories
	International Inc.	30,701	1,164
	Techne Corp.	16,589	1,060
	Pharmaceutical Product
	Development Inc.	49,811	1,049
*	Bio-Rad Laboratories Inc.
	Class A	8,836	825
*	Varian Inc.	13,653	706

			Market
			Value•
		Shares	($000)
*	Dionex Corp.	8,207	561
*	Parexel International Corp.	27,282	550
*	Bruker Corp.	30,415	380
*	AMAG Pharmaceuticals Inc.	9,777	373
*	Luminex Corp.	18,225	267
*	Affymetrix Inc.	33,074	242
*	Sequenom Inc.	27,582	178
*	eResearchTechnology Inc.	19,515	118
*	Kendle International Inc.	6,720	114
*	Albany Molecular
	Research Inc.	10,520	94
*	Enzo Biochem Inc.	15,476	81
			33,009
Pharmaceuticals (42.6%)
	Johnson & Johnson	1,290,081	81,275
	Pfizer Inc.	3,773,102	66,218
	Merck & Co. Inc.	1,428,221	52,673
	Abbott Laboratories	723,245	39,258
	Bristol-Myers Squibb Co.	800,455	19,619
	Eli Lilly & Co.	483,559	16,605
	Allergan Inc./United States	142,118	8,304
*	Forest Laboratories Inc.	141,170	4,218
*	Mylan Inc.	142,966	3,051
*	Watson Pharmaceuticals Inc.	47,162	1,877
	Perrigo Co.	36,342	1,801
*	Warner Chilcott PLC
	Class A	52,741	1,436
*	Valeant Pharmaceuticals
	International	36,178	1,347
*	King Pharmaceuticals Inc.	116,088	1,306
*	Endo Pharmaceuticals
	Holdings Inc.	54,592	1,242
*	Salix Pharmaceuticals Ltd.	25,526	729
*	Auxilium
	Pharmaceuticals Inc.	22,068	666
	Medicis
	Pharmaceutical Corp.
	Class A	27,893	628
*	Nektar Therapeutics	43,637	541
*	Viropharma Inc.	35,873	447
*	Par Pharmaceutical Cos. Inc.	16,057	402
*	Impax Laboratories Inc.	24,200	373
*	Vivus Inc.	35,853	301
*	Inspire Pharmaceuticals Inc.	33,221	205
*	Medicines Co.	24,683	190
*	Questcor
	Pharmaceuticals Inc.	27,065	127
*	XenoPort Inc.	12,951	104
*	Cadence
	Pharmaceuticals Inc.	11,991	103
*	Pain Therapeutics Inc.	16,357	99
*	Cypress Bioscience Inc.	17,848	93
*	Durect Corp.	35,057	84
*	MAP Pharmaceuticals Inc.	6,078	83
*	Pozen Inc.	11,477	69
*	KV Pharmaceutical Co.
	Class A	15,802	50
*	Akorn Inc.	26,277	40
*	Caraco Pharmaceutical
	Laboratories Ltd.	4,898	21
*	Sucampo
	Pharmaceuticals Inc.
	Class A	3,574	12
			305,597
Total Common Stocks
(Cost $780,259)			717,557

Health Care Index Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (0.3%)
Money Market Fund (0.3%)
1 Vanguard Market
Liquidity Fund, 0.163%
(Cost $1,997)	1,997,349	1,997
Total Investments (100.3%)
(Cost $782,256)		719,554
Other Assets and Liabilities (–0.3%)
Other Assets		3,766
Liabilities		(5,717)
		(1,951)
Net Assets (100%)		717,603

At February 28, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	804,416
Undistributed Net Investment Income	1,140
Accumulated Net Realized Losses	(25,251)
Unrealized Appreciation (Depreciation)	(62,702)
Net Assets	717,603

Admiral Shares—Net Assets
Applicable to 4,440,766 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	121,383
Net Asset Value Per Share—
Admiral Shares	$27.33

ETF Shares—Net Assets
Applicable to 10,907,385 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	596,220
Net Asset Value Per Share—
ETF Shares	$54.66

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Statement of Operations

Six Months Ended
February 28, 2010
($000)
Investment Income
Income
Dividends	14,113
Interest[1]	1
Security Lending	7
Total Income	14,121
Expenses
The Vanguard Group—Note B
Investment Advisory Services	51
Management and Administrative—
Admiral Shares	134
Management and Administrative—
ETF Shares	501
Marketing and Distribution—
Admiral Shares	8
Marketing and Distribution—
ETF Shares	85
Custodian Fees	5
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	38
Trustees’ Fees and Expenses	1
Total Expenses	823
Net Investment Income	13,298
Realized Net Gain (Loss) on
Investment Securities Sold	4,549
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	56,531
Net Increase (Decrease) in Net Assets
Resulting from Operations	74,378

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	13,298	11,142
Realized Net Gain (Loss)	4,549	7,908
Change in Unrealized Appreciation (Depreciation)	56,531	(100,604)
Net Increase (Decrease) in Net Assets Resulting from Operations	74,378	(81,554)
Distributions
Net Investment Income
Admiral Shares	(3,211)	(1,658)
ETF Shares	(16,212)	(8,673)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(19,423)	(10,331)
Capital Share Transactions
Admiral Shares	1,283	(7,704)
ETF Shares	(3,708)	14,318
Net Increase (Decrease) from Capital Share Transactions	(2,425)	6,614
Total Increase (Decrease)	52,530	(85,271)
Net Assets
Beginning of Period	665,073	750,344
End of Period[2]	717,603	665,073

1 Interest income from an affiliated company of the fund was $1,000.
2 Net Assets—End of Period includes undistributed net investment income of $1,140,000 and $7,265,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$25.19	$28.68	$29.82	$27.99	$26.92	$23.97
Investment Operations
Net Investment Income	.507[1]	.398	.345	.392	.304[2]	.274[2]
Net Realized and Unrealized Gain (Loss)
on Investments	2.370	(3.524)	(1.090)	1.736	.951	2.762
Total from Investment Operations	2.877	(3.126)	(.745)	2.128	1.255	3.036
Distributions
Dividends from Net Investment Income	(.737)	(.364)	(.395)	(.298)	(.185)	(.086)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.737)	(.364)	(.395)	(.298)	(.185)	(.086)
Net Asset Value, End of Period	$27.33	$25.19	$28.68	$29.82	$27.99	$26.92

Total Return[3]	11.44%	–10.74%	–2.59%	7.65%	4.68%	12.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$121	$111	$136	$132	$108	$73
Ratio of Total Expenses to
Average Net Assets	0.26%[4]	0.28%	0.25%	0.26%	0.28%	0.28%
Ratio of Net Investment Income to
Average Net Assets	2.66%[1,4]	1.75%	1.36%	1.42%	1.12%	1.11%
Portfolio Turnover Rate[5]	10%[4]	6%	8%	10%	11%	9%

1 Net investment income per share and the ratio of net investment income to average net assets include $.31 and 1.15%, respectively, resulting from a cash payment received in connection with the merger of Schering-Plough Corp. and Merck & Co. Inc., in November 2009.
2 Calculated based on average shares outstanding.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$50.37	$57.36	$59.65	$55.99	$53.85	$47.90
Investment Operations
Net Investment Income	1.022[1]	.809	.720	.809	.622[2]	.597[2]
Net Realized and Unrealized Gain (Loss)
on Investments	4.755	(7.045)	(2.190)	3.466	1.905	5.486
Total from Investment Operations	5.777	(6.236)	(1.470)	4.275	2.527	6.083
Distributions
Dividends from Net Investment Income	(1.487)	(.754)	(.820)	(.615)	(.387)	(.133)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.487)	(.754)	(.820)	(.615)	(.387)	(.133)
Net Asset Value, End of Period	$54.66	$50.37	$57.36	$59.65	$55.99	$53.85

Total Return	11.47%	–10.70%	–2.55%	7.69%	4.71%	12.72%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$596	$554	$614	$477	$364	$205
Ratio of Total Expenses to
Average Net Assets	0.23%[3]	0.25%	0.20%	0.22%	0.25%	0.26%
Ratio of Net Investment Income to
Average Net Assets	2.69%[1,3]	1.78%	1.41%	1.46%	1.15%	1.13%
Portfolio Turnover Rate[4]	10%[3]	6%	8%	10%	11%	9%

1 Net investment income per share and the ratio of net investment income to average net assets include $.62 and 1.15%, respectively, resulting from a cash payment received in connection with the merger of Schering-Plough Corp. and Merck & Co. Inc., in November 2009.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Notes to Financial Statements

Vanguard Health Care Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2006–2009), and for the period ended February 28, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2010, the fund had contributed capital of $145,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

Health Care Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2010, the fund realized $8,459,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2009, the fund had available capital loss carryforwards totaling $10,937,000 to offset future net capital gains of $207,000 through August 31, 2014, $343,000 through August 31, 2015, $3,126,000 through August 31, 2016, and $7,261,000 through August 31, 2017. In addition, the fund realized losses of $10,493,000 during the period from November 1, 2008, through August 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At February 28, 2010, the cost of investment securities for tax purposes was $782,256,000. Net unrealized depreciation of investment securities for tax purposes was $62,702,000, consisting of unrealized gains of $35,821,000 on securities that had risen in value since their purchase and $98,523,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2010, the fund purchased $97,376,000 of investment securities and sold $105,247,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2010		August 31, 2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	7,052	259	9,782	428
Issued in Lieu of Cash Distributions	1,377	51	758	34
Redeemed[1]	(7,146)	(269)	(18,244)	(819)
Net Increase (Decrease)—Admiral Shares	1,283	41	(7,704)	(357)
ETF Shares
Issued	48,862	905	189,315	4,100
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(52,570)	(1,000)	(174,997)	(3,800)
Net Increase (Decrease)—ETF Shares	(3,708)	(95)	14,318	300
1 Net of redemption fees for fiscal 2010 and 2009 of $10,000 and $72,000, respectively (fund totals).

G. In preparing the financial statements as of February 28, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Industrials Index Fund

Fund Profile

As of February 28, 2010

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	373	374	2,492
Median Market Cap	$22.2B	$22.2B	$29.0B
Price/Earnings Ratio	22.4x	22.5x	21.2x
Price/Book Ratio	2.4x	2.4x	2.1x
Yield[3]		1.9%	1.9%
Admiral Shares	1.6%
ETF Shares	1.6%
Return on Equity	19.5%	19.5%	19.4%
Earnings Growth Rate	5.6%	5.6%	8.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	15%	—	—
Expense Ratio[5]		—	—
Admiral Shares	0.28%
ETF Shares	0.25%
Short-Term Reserves	0.0%	—	—

Volatility Measures[6]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.92
Beta	1.00	1.23

Subindustry Diversification
(% of equity exposure)
Aerospace & Defense	22.7%
Air Freight & Logistics	6.6
Airlines	2.6
Building Products	1.2
Construction & Engineering	3.0
Construction & Farm Machinery & Heavy Trucks	8.5
Diversified Support Services	1.1
Electrical Components & Equipment	6.9
Environmental & Facilities Services	3.1
Human Resource & Employment Services	1.0
Industrial Conglomerates	19.4
Industrial Machinery	10.8
Office Services & Supplies	1.2
Railroads	5.7
Research & Consulting Services	1.5
Trading Companies & Distributors	1.8
Trucking	1.4
Other Industrials	1.5

Ten Largest Holdings[7] (% of total net assets)
General Electric Co.	12.9%
United Technologies Corp.	4.6
3M Co.	4.1
Boeing Co.	3.3
United Parcel Service Inc. Class B	3.1
Emerson Electric Co.	2.7
Caterpillar Inc.	2.7
Union Pacific Corp.	2.6
Honeywell International Inc.	2.2
FedEx Corp.	1.9
Top Ten	40.1%

1 MSCI US IMI/Industrials.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 Annualized.
5 The expense ratios shown are from the prospectuses dated December 28, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended February 28, 2010, the annualized expense ratios were 0.26% for Admiral Shares and 0.23% for ETF Shares.
6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
7 The holdings listed exclude any temporary cash investments and equity index products.

Industrials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 23, 2004–February 28, 2010

Average Annual Total Returns: Periods Ended December 31, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	9/23/2004
Market Price		22.25%	0.19%	2.58%
Net Asset Value		22.39	0.21	2.59
Admiral Shares[3]	5/8/2006	22.34	—	–5.04

1 Six months ended February 28, 2010.
2 For more information about how the ETF Shares’ market prices have compared with their net asset value, visit www.vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Industrials Index Fund

Financial Statements (unaudited)

Statement of Net Assets

As of February 28, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Aerospace & Defense (22.6%)
	United Technologies Corp.	192,905	13,243
	Boeing Co.	149,503	9,443
	Honeywell International Inc.	157,002	6,305
	Lockheed Martin Corp.	69,621	5,414
	General Dynamics Corp.	71,038	5,154
	Raytheon Co.	82,999	4,668
	Northrop Grumman Corp.	64,557	3,955
	Precision Castparts Corp.	30,469	3,435
	L-3 Communications
	Holdings Inc.	25,173	2,301
	ITT Corp.	37,601	1,926
	Rockwell Collins Inc.	34,173	1,923
	Goodrich Corp.	26,930	1,767
*	Alliant Techsystems Inc.	7,137	567
*	BE Aerospace Inc.	20,831	539
	TransDigm Group Inc.	10,062	505
*	Spirit Aerosystems
	Holdings Inc. Class A	22,695	434
	Curtiss-Wright Corp.	9,884	317
*	Moog Inc. Class A	8,895	302
*	Teledyne Technologies Inc.	7,422	280
*	Esterline Technologies Corp.	6,438	265
*	Hexcel Corp.	20,935	231
*	Orbital Sciences Corp.	12,235	226
*	AAR Corp.	8,415	191
	Triumph Group Inc.	3,611	189
	American Science &
	Engineering Inc.	1,918	142
*	DigitalGlobe Inc.	5,833	139
	Cubic Corp.	3,473	120
*	Ceradyne Inc.	5,286	119
	HEICO Corp. Class A	3,059	113
*	Taser International Inc.	12,727	96
*	GeoEye Inc.	4,028	96
*	DynCorp International Inc.
	Class A	7,910	89
*	Aerovironment Inc.	3,260	79
*	Stanley Inc.	3,119	79
*	Argon ST Inc.	3,054	75
	HEICO Corp.	1,239	59
*	Ladish Co. Inc.	3,442	58
	Applied Signal Technology Inc.	2,749	51
*	GenCorp Inc.	10,197	44
	Ducommun Inc.	2,223	39
			64,978
Air Freight & Logistics (6.6%)
	United Parcel Service Inc.
	Class B	152,959	8,985
	FedEx Corp.	64,303	5,450
	CH Robinson Worldwide Inc.	36,331	1,938
	Expeditors International
	of Washington Inc.	45,984	1,677
	UTi Worldwide Inc.	20,636	308
*	HUB Group Inc. Class A	8,046	217

			Market
			Value•
		Shares	($000)
*	Atlas Air Worldwide
	Holdings Inc.	4,621	208
	Forward Air Corp.	6,273	153
*	Pacer International Inc.	8,020	39
			18,975
Airlines (2.6%)
*	Delta Air Lines Inc.	168,834	2,181
	Southwest Airlines Co.	160,721	2,022
*	AMR Corp.	71,811	660
*	UAL Corp.	36,208	621
*	Continental Airlines Inc.
	Class B	29,927	618
*	JetBlue Airways Corp.	52,086	275
*	Alaska Air Group Inc.	7,607	266
*	US Airways Group Inc.	34,732	255
	Skywest Inc.	12,041	178
*	Allegiant Travel Co. Class A	2,595	135
*	AirTran Holdings Inc.	27,375	132
*	Hawaiian Holdings Inc.	11,162	87
*	Republic Airways
	Holdings Inc.	7,654	47
			7,477
Auto Components (0.1%)
	WABCO Holdings Inc.	13,855	371

Building Products (1.2%)
	Masco Corp.	78,014	1,043
*	Owens Corning	24,874	585
	Lennox International Inc.	10,286	434
	Simpson
	Manufacturing Co. Inc.	8,500	209
*	USG Corp.	15,040	203
*	Armstrong World
	Industries Inc.	4,349	160
*	Griffon Corp.	11,550	143
	Universal Forest Products Inc.	3,763	133
	Ameron International Corp.	1,896	131
	Quanex Building
	Products Corp.	8,153	127
	Apogee Enterprises Inc.	6,038	86
*	Gibraltar Industries Inc.	5,215	61
	AAON Inc.	2,815	59
	American Woodmark Corp.	2,032	38
			3,412
Commercial Services & Supplies (6.3%)
	Waste Management Inc.	100,749	3,327
	Republic Services Inc.
	Class A	82,332	2,317
	Pitney Bowes Inc.	44,882	1,028
*	Iron Mountain Inc.	39,587	1,025
*	Stericycle Inc.	17,302	955
	RR Donnelley & Sons Co.	44,502	885
	Cintas Corp.	29,807	739
	Avery Dennison Corp.	21,995	695
*	Waste Connections Inc.	17,017	572
*	Copart Inc.	15,501	553

			Market
			Value•
		Shares	($000)
*	Corrections Corp. of America	24,973	534
*	Covanta Holding Corp.	26,881	453
*	United Stationers Inc.	5,148	294
*	Clean Harbors Inc.	5,117	291
*	Tetra Tech Inc.	13,238	277
	Brink’s Co.	9,832	251
	Herman Miller Inc.	12,105	220
*	Geo Group Inc.	11,111	220
*	SYKES Enterprises Inc.	8,704	207
	Rollins Inc.	9,663	205
	Deluxe Corp.	11,077	199
	HNI Corp.	8,283	197
	Healthcare Services
	Group Inc.	8,944	196
	ABM Industries Inc.	9,450	194
	Mine Safety Appliances Co.	7,398	188
	Knoll Inc.	10,181	122
	McGrath Rentcorp	4,885	117
*	Mobile Mini Inc.	7,681	104
*	EnerNOC Inc.	3,831	101
	G&K Services Inc. Class A	4,007	100
	EnergySolutions Inc.	16,257	99
*	Consolidated Graphics Inc.	2,183	97
*	ATC Technology Corp.	4,297	96
	Bowne & Co. Inc.	8,564	95
	Steelcase Inc. Class A	14,262	94
*	Cenveo Inc.	12,011	90
	Interface Inc. Class A	10,378	89
	Ennis Inc.	5,600	86
	Viad Corp.	4,454	85
*	ACCO Brands Corp.	11,811	85
*	M&F Worldwide Corp.	2,510	81
*	Team Inc.	3,873	70
*	Waste Services Inc.	6,505	66
*	Cornell Cos. Inc.	3,372	63
*	American Reprographics Co.	7,833	56
	US Ecology Inc.	3,757	56
*	Standard Parking Corp.	3,028	50
	Schawk Inc. Class A	3,240	42
*	Metalico Inc.	7,668	42
	Kimball International Inc.
	Class B	5,631	37
*	Innerworkings Inc.	6,126	35
*	APAC Customer Services Inc.	6,164	32
*	Fuel Tech Inc.	3,881	25
	Standard Register Co.	2,363	13
			18,150
Construction & Engineering (3.0%)
	Fluor Corp.	38,766	1,659
*	Jacobs Engineering
	Group Inc.	26,922	1,045
*	Quanta Services Inc.	45,232	859
*	URS Corp.	18,277	850
	KBR Inc.	34,772	720
*	Foster Wheeler AG	27,494	677
*	Shaw Group Inc.	18,117	629

Industrials Index Fund

			Market
			Value•
		Shares	($000)
*	Aecom Technology Corp.	19,408	526
*	EMCOR Group Inc.	14,291	329
	Granite Construction Inc.	7,539	208
*	Insituform Technologies Inc.
	Class A	8,408	206
*	MasTec Inc.	9,836	130
*	Layne Christensen Co.	4,212	116
*	Tutor Perini Corp.	5,780	114
*	Orion Marine Group Inc.	5,658	99
	Comfort Systems USA Inc.	8,299	97
*	Dycom Industries Inc.	8,435	76
*	MYR Group Inc.	4,058	64
*	Sterling Construction Co. Inc.	3,260	64
*	Michael Baker Corp.	1,729	59
	Great Lakes Dredge &
	Dock Corp.	11,382	52
*	Northwest Pipe Co.	1,998	47
*	Pike Electric Corp.	4,130	35
*	Furmanite Corp.	7,628	28
*	Argan Inc.	1,332	21
			8,710
Electrical Equipment (7.0%)
	Emerson Electric Co.	162,905	7,712
	Rockwell Automation Inc.	30,813	1,667
	Cooper Industries PLC	36,143	1,639
*,^	First Solar Inc.	11,982	1,269
	Roper Industries Inc.	19,688	1,091
	AMETEK Inc.	23,307	910
	Hubbell Inc. Class B	11,253	527
	Regal-Beloit Corp.	7,965	449
*	Thomas & Betts Corp.	11,461	414
	Woodward Governor Co.	13,260	382
	Acuity Brands Inc.	9,346	364
*	GrafTech International Ltd.	26,106	326
	Baldor Electric Co.	9,598	302
	Brady Corp. Class A	10,579	296
*	General Cable Corp.	11,262	275
*	American
	Superconductor Corp.	9,090	255
	AO Smith Corp.	5,140	233
*	EnerSys	9,892	225
*	SunPower Corp. Class A	11,825	222
	Belden Inc.	10,095	214
*	II-VI Inc.	5,437	152
*	SunPower Corp. Class B	9,102	149
	Franklin Electric Co. Inc.	4,000	114
	AZZ Inc.	2,634	83
*	Harbin Electric Inc.	4,242	80
	Encore Wire Corp.	3,984	80
*	Polypore International Inc.	5,281	79
*	Energy Conversion
	Devices Inc.	9,723	70
*	Capstone Turbine Corp.	50,945	61
*	Broadwind Energy Inc.	11,534	57
*	Powell Industries Inc.	1,859	54
*	Fushi Copperweld Inc.	5,625	51
*	Evergreen Solar Inc.	42,785	48
*	GT Solar International Inc.	7,971	47
*	FuelCell Energy Inc.	15,030	42
*	Ener1 Inc.	9,914	42
*	Vicor Corp.	4,351	41
	Preformed Line Products Co.	600	22
*	Valence Technology Inc.	14,831	14
*	Plug Power Inc.	20,670	11
			20,069
Industrial Conglomerates (19.4%)
	General Electric Co.	2,306,096	37,036
	3M Co.	145,668	11,675
	Tyco International Ltd.	102,846	3,709

			Market
			Value•
		Shares	($000)
	Textron Inc.	58,706	1,169
*	McDermott International Inc.	49,836	1,139
	Carlisle Cos. Inc.	13,280	456
	Otter Tail Corp.	7,326	146
	Raven Industries Inc.	3,511	103
	Seaboard Corp.	80	102
	Tredegar Corp.	5,518	92
	Standex International Corp.	2,541	63
			55,690
Machinery (19.3%)
	Caterpillar Inc.	134,879	7,695
	Deere & Co.	91,605	5,249
	Danaher Corp.	59,139	4,375
	Illinois Tool Works Inc.	92,242	4,199
	PACCAR Inc.	74,817	2,645
	Cummins Inc.	41,558	2,360
	Eaton Corp.	34,102	2,323
	Ingersoll-Rand PLC	69,315	2,212
	Parker Hannifin Corp.	34,795	2,098
	Dover Corp.	40,348	1,826
	Flowserve Corp.	12,123	1,213
	Joy Global Inc.	22,162	1,126
	Bucyrus International Inc.
	Class A	16,286	1,019
	Pall Corp.	25,280	998
	Stanley Works	15,626	895
*	Oshkosh Corp.	19,346	737
*	AGCO Corp.	20,040	686
	Pentair Inc.	20,246	659
	Donaldson Co. Inc.	15,898	656
	SPX Corp.	10,671	635
	IDEX Corp.	17,497	542
*	Navistar International Corp.	13,769	539
	Snap-On Inc.	12,512	528
	Harsco Corp.	17,411	523
	Gardner Denver Inc.	11,274	492
	Timken Co.	17,843	468
	Kennametal Inc.	17,625	459
*	Terex Corp.	23,416	456
	Lincoln Electric Holdings Inc.	9,220	440
	Nordson Corp.	6,557	431
	Wabtec Corp.	9,800	374
	CLARCOR Inc.	11,048	362
	Graco Inc.	12,997	356
	Manitowoc Co. Inc.	28,316	330
	Toro Co.	7,400	326
	Crane Co.	10,148	321
	Trinity Industries Inc.	17,198	289
	Valmont Industries Inc.	3,988	284
	Actuant Corp. Class A	14,601	264
	Kaydon Corp.	7,197	234
	Briggs & Stratton Corp.	10,828	190
	ESCO Technologies Inc.	5,695	186
	Watts Water
	Technologies Inc. Class A	6,371	186
	Mueller Industries Inc.	8,077	181
*	Middleby Corp.	3,612	168
	Barnes Group Inc.	9,989	160
	Mueller Water
	Products Inc. Class A	33,119	153
	Robbins & Myers Inc.	6,045	146
*	Chart Industries Inc.	6,162	125
*	EnPro Industries Inc.	4,370	121
*	RBC Bearings Inc.	4,701	119
	Albany International Corp.	5,966	115
	CIRCOR International Inc.	3,675	114
	Badger Meter Inc.	3,064	110
*	Astec Industries Inc.	4,147	101
	John Bean Technologies Corp.	5,971	98

			Market
			Value•
		Shares	($000)
*	Blount International Inc.	8,777	97
	Lindsay Corp.	2,533	93
	Tennant Co.	3,640	87
*	K-Tron International Inc.	552	83
*	Force Protection Inc.	15,138	81
	Federal Signal Corp.	10,014	77
	Gorman-Rupp Co.	3,253	76
*	LB Foster Co. Class A	2,197	67
	Sun Hydraulics Corp.	2,740	66
*	Colfax Corp.	5,513	62
	Titan International Inc.	7,242	60
*	3D Systems Corp.	4,199	59
*	Columbus McKinnon Corp.	3,975	57
	NACCO Industries Inc.
	Class A	1,173	55
	FreightCar America Inc.	2,576	55
	Cascade Corp.	1,876	52
	Dynamic Materials Corp.	2,843	52
*	SmartHeat Inc.	4,296	51
	Ampco-Pittsburgh Corp.	1,898	49
*	Energy Recovery Inc.	7,265	47
*	Tecumseh Products Co.
	Class A	3,027	38
*	Kadant Inc.	2,660	36
*	Greenbrier Cos. Inc.	3,709	34
*	Sauer-Danfoss Inc.	2,728	33
*	China Fire &
	Security Group Inc.	1,837	26
	American Railcar
	Industries Inc.	2,224	21
*	Tecumseh Products Co.
	Class B	837	10
			55,421
Marine (0.3%)
*	Kirby Corp.	11,088	366
	Alexander & Baldwin Inc.	8,893	286
*	Genco Shipping &
	Trading Ltd.	6,180	130
*	Eagle Bulk Shipping Inc.	13,419	70
*	American Commercial
	Lines Inc.	2,102	49
	Horizon Lines Inc. Class A	6,572	27
*	TBS International PLC
	Class A	3,047	18
			946
Media (0.0%)
	Courier Corp.	2,255	35

Professional Services (2.6%)
	Equifax Inc.	27,394	884
	Manpower Inc.	16,992	875
	Robert Half International Inc.	31,274	873
	Dun & Bradstreet Corp.	11,239	789
*	Verisk Analytics Inc. Class A	21,764	616
*	IHS Inc. Class A	8,889	460
*	FTI Consulting Inc.	11,215	412
	Towers Watson & Co. Class A	9,255	409
	Corporate Executive Board Co.	7,390	169
*	Korn/Ferry International	9,886	169
*	CoStar Group Inc.	4,179	164
*	Resources Connection Inc.	9,334	159
*	Navigant Consulting Inc.	10,828	126
*	TrueBlue Inc.	9,478	126
*	Advisory Board Co.	3,362	107
	Heidrick & Struggles
	International Inc.	3,685	99
*	Huron Consulting Group Inc.	4,194	99
*	Kelly Services Inc. Class A	6,156	97
*	Kforce Inc.	7,060	94

Industrials Index Fund

			Market
			Value•
		Shares	($000)
	Administaff Inc.	4,976	90
*	School Specialty Inc.	4,076	87
*	Spherion Corp.	11,013	87
*	ICF International Inc.	3,661	86
*	Exponent Inc.	2,983	79
*	CRA International Inc.	2,374	63
*	CBIZ Inc.	10,102	63
	CDI Corp.	2,942	42
*	Volt Information Sciences Inc.	3,037	32
*	Hill International Inc.	5,168	27
*	Odyssey Marine
	Exploration Inc.	13,068	17
			7,400
Road & Rail (7.1%)
	Union Pacific Corp.	109,278	7,362
	Norfolk Southern Corp.	79,692	4,099
	CSX Corp.	85,061	4,037
*	Kansas City Southern	20,810	714
	JB Hunt Transport
	Services Inc.	19,247	683
	Landstar System Inc.	11,128	444
	Ryder System Inc.	12,134	428
*	Hertz Global Holdings Inc.	39,943	375
	Con-way Inc.	10,634	345
	Knight Transportation Inc.	13,506	267
*	Genesee & Wyoming Inc.
	Class A	8,324	265
*	Avis Budget Group Inc.	22,120	233
	Werner Enterprises Inc.	10,101	225
	Heartland Express Inc.	12,765	195
*	Old Dominion Freight Line Inc.	6,056	186
*	Dollar Thrifty Automotive
	Group Inc.	5,383	162
	Arkansas Best Corp.	5,203	137
*	Amerco Inc.	1,501	79
*	Marten Transport Ltd.	3,549	67
*	Saia Inc.	3,027	38
*	Patriot Transportation
	Holding Inc.	381	34
	Universal Truckload
	Services Inc.	1,462	26
*	YRC Worldwide Inc.	24,214	11
			20,412
Trading Companies & Distributors (1.8%)
	WW Grainger Inc.	13,653	1,388
	Fastenal Co.	28,977	1,286
	MSC Industrial Direct Co.
	Class A	9,587	437
	Watsco Inc.	6,032	349
	GATX Corp.	9,970	266
*	WESCO International Inc.	8,694	251
	Applied Industrial
	Technologies Inc.	8,247	186
*	Beacon Roofing Supply Inc.	9,772	170
	Kaman Corp.	5,558	133
*	Interline Brands Inc.	7,029	124
	Aircastle Ltd.	11,153	109
*	United Rentals Inc.	11,713	88
*	RSC Holdings Inc.	10,755	76
*	Rush Enterprises Inc. Class A	5,770	63
	TAL International Group Inc.	3,340	61
	Houston Wire & Cable Co.	3,694	45
*	H&E Equipment Services Inc.	4,628	45

			Market
			Value•
		Shares	($000)
*	Titan Machinery Inc.	2,966	35
	Aceto Corp.	5,626	29
*	Rush Enterprises Inc. Class B	1,777	17
	Lawson Products Inc.	941	17
			5,175
Transportation Infrastructure (0.1%)
*	Macquarie
	Infrastructure Co. LLC	9,250	126
	Total Common Stocks
	(Cost $358,619)		287,347
Temporary Cash Investment (0.2%)
	Money Market Fund (0.2%)
1,2	Vanguard Market
	Liquidity Fund, 0.163%
	(Cost $456)	455,802	456
	Total Investments (100.2%)
	(Cost $359,075)		287,803
Other Assets and Liabilities (–0.2%)
	Other Assets		2,110
	Liabilities[2]		(2,606)
			(496)
	Net Assets (100%)		287,307

At February 28, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	381,830
Undistributed Net Investment Income	795
Accumulated Net Realized Losses	(24,046)
Unrealized Appreciation (Depreciation)	(71,272)
Net Assets	287,307

Admiral Shares—Net Assets
Applicable to 239,672 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	6,519
Net Asset Value Per Share—
Admiral Shares	$27.20

ETF Shares—Net Assets
Applicable to 5,303,483 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	280,788
Net Asset Value Per Share—
ETF Shares	$52.94

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $455,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $456,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Statement of Operations

Six Months Ended
February 28, 2010
($000)
Investment Income
Income
Dividends	3,115
Security Lending	1
Total Income	3,116
Expenses
The Vanguard Group—Note B
Investment Advisory Services	22
Management and Administrative—
Admiral Shares	9
Management and Administrative—
ETF Shares	233
Marketing and Distribution—
Admiral Shares	—
Marketing and Distribution—
ETF Shares	37
Custodian Fees	16
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	21
Total Expenses	338
Expenses Paid Indirectly	(2)
Net Expenses	336
Net Investment Income	2,780
Realized Net Gain (Loss) on
Investment Securities Sold	3,627
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	31,836
Net Increase (Decrease) in Net Assets
Resulting from Operations	38,243

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,780	5,213
Realized Net Gain (Loss)	3,627	(28,412)
Change in Unrealized Appreciation (Depreciation)	31,836	(81,669)
Net Increase (Decrease) in Net Assets Resulting from Operations	38,243	(104,868)
Distributions
Net Investment Income
Admiral Shares	(80)	(158)
ETF Shares	(4,648)	(5,112)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(4,728)	(5,270)
Capital Share Transactions
Admiral Shares	(154)	(1,396)
ETF Shares	62,069	(54,110)
Net Increase (Decrease) from Capital Share Transactions	61,915	(55,506)
Total Increase (Decrease)	95,430	(165,644)
Net Assets
Beginning of Period	191,877	357,521
End of Period[1]	287,307	191,877

1 Net Assets—End of Period includes undistributed net investment income of $795,000 and $2,743,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Financial Highlights

Admiral Shares
	Six Months				May 8,
	Ended				2006[1] to
For a Share Outstanding	February 28,	Year Ended August 31,			Aug. 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$23.85	$34.20	$37.94	$30.72	$34.10
Investment Operations
Net Investment Income	.233[2]	.635	.576[2]	.510[2]	.164[2]
Net Realized and Unrealized Gain (Loss)
on Investments	3.462	(10.428)	(3.816)	7.090	(3.544)
Total from Investment Operations	3.695	(9.793)	(3.240)	7.600	(3.380)
Distributions
Dividends from Net Investment Income	(.345)	(.557)	(.500)	(.380)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.345)	(.557)	(.500)	(.380)	—
Net Asset Value, End of Period	$27.20	$23.85	$34.20	$37.94	$30.72

Total Return[3]	15.52%	–28.44%	–8.67%	24.90%	–9.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7	$6	$11	$4	$0.2
Ratio of Total Expenses to
Average Net Assets	0.26%[4]	0.28%	0.25%	0.26%	0.28%[4]
Ratio of Net Investment Income to
Average Net Assets	1.90%[4]	2.71%	1.63%	1.46%	1.35%[4]
Portfolio Turnover Rate[5]	15%[4]	8%	7%	13%	9%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Financial Highlights

ETF Shares
Six Months						Sept. 23,
	Ended					2004[1] to
For a Share Outstanding	February 28,	Year Ended August 31,				Aug. 31,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$46.45	$66.65	$73.94	$59.85	$54.30	$48.79
Investment Operations
Net Investment Income	.498[2]	1.253	1.157[2]	1.026[2]	.842[2]	.650
Net Realized and Unrealized Gain (Loss)
on Investments	6.707	(20.342)	(7.466)	13.808	5.160	5.180
Total from Investment Operations	7.205	(19.089)	(6.309)	14.834	6.002	5.830
Distributions
Dividends from Net Investment Income	(.715)	(1.111)	(.981)	(.744)	(.452)	(.320)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.715)	(1.111)	(.981)	(.744)	(.452)	(.320)
Net Asset Value, End of Period	$52.94	$46.45	$66.65	$73.94	$59.85	$54.30

Total Return	15.54%	–28.41%	–8.65%	24.95%	11.08%	11.94%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$281	$186	$347	$229	$120	$16
Ratio of Total Expenses to
Average Net Assets	0.23%[3]	0.25%	0.20%	0.22%	0.25%	0.26%[3]
Ratio of Net Investment Income to
Average Net Assets	1.93%[3]	2.74%	1.68%	1.50%	1.38%	1.30%[3]
Portfolio Turnover Rate[4]	15%[3]	8%	7%	13%	9%	11%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Notes to Financial Statements

Vanguard Industrials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2006–2009), and for the period ended February 28, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2010, the fund had contributed capital of $54,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended February 28, 2010, custodian fee offset arrangements reduced the fund’s expenses by $2,000 (an annual rate of 0.00% of average net assets).

Industrials Index Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2010, the fund realized $10,198,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2009, the fund had available capital loss carryforwards totaling $5,549,000 to offset future net capital gains of $18,000 through August 31, 2014, $283,000 through August 31, 2015, $552,000 through August 31, 2016, and $4,696,000 through August 31, 2017. In addition, the fund realized losses of $11,763,000 during the period from November 1, 2008, through August 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At February 28, 2010, the cost of investment securities for tax purposes was $359,075,000. Net unrealized depreciation of investment securities for tax purposes was $71,272,000, consisting of unrealized gains of $2,390,000 on securities that had risen in value since their purchase and $73,662,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 28, 2010, the fund purchased $173,406,000 of investment securities and sold $113,370,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2010		August 31, 2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	902	28	3,309	160
Issued in Lieu of Cash Distributions	54	2	128	6
Redeemed[1]	(1,110)	(43)	(4,833)	(231)
Net Increase (Decrease)—Admiral Shares	(154)	(13)	(1,396)	(65)
ETF Shares
Issued	153,272	3,002	77,709	1,900
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(91,203)	(1,700)	(131,819)	(3,100)
Net Increase (Decrease)—ETF Shares	62,069	1,302	(54,110)	(1,200)
1 Net of redemption fees for fiscal 2010 and 2009 of $7,000 and $42,000, respectively (fund totals).

H. In preparing the financial statements as of February 28, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Information Technology Index Fund

Fund Profile

As of February 28, 2010

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	419	416	2,492
Median Market Cap	$72.2B	$114.7B	$29.0B
Price/Earnings Ratio	24.4x	23.7x	21.2x
Price/Book Ratio	3.3x	3.3x	2.1x
Yield[3]		0.9%	1.9%
Admiral Shares	0.6%
ETF Shares	0.6%
Return on Equity	24.3%	24.1%	19.4%
Earnings Growth Rate	18.5%	18.9%	8.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	10%	—	—
Expense Ratio[5]		—	—
Admiral Shares	0.28%
ETF Shares	0.25%
Short-Term Reserves	0.0%	—	—

Volatility Measures[6]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.86
Beta	1.00	1.10

Subindustry Diversification
(% of equity exposure)
Application Software	4.6%
Communications Equipment	12.4
Computer Hardware	21.4
Computer Storage & Peripherals	3.7
Data Processing & Outsourced Services	7.1
Electronic Components	1.9
Electronic Equipment & Instruments	1.3
Electronic Manufacturing Services	1.6
Internet Software & Services	9.5
IT Consulting & Other Services	2.7
Semiconductor Equipment	2.2
Semiconductors	12.5
Systems Software	17.0
Other Information Technology	2.1

Ten Largest Holdings[7] (% of total net assets)
Microsoft Corp.	9.7%
Apple Inc.	7.8
International Business Machines Corp.	7.0
Cisco Systems Inc.	5.8
Google Inc. Class A	5.3
Hewlett-Packard Co.	5.0
Intel Corp.	4.7
Oracle Corp.	4.4
QUALCOMM Inc.	2.7
Visa Inc. Class A	1.8
Top Ten	54.2%

1 MSCI US IMI/Information Technology.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 Annualized.
5 The expense ratios shown are from the prospectuses dated December 28, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended February 28, 2010, the annualized expense ratios were 0.26% for the Admiral Shares and 0.23% for the ETF Shares.
6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
7 The holdings listed exclude any temporary cash investments and equity index products.

Information Technology Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 26, 2004–February 28, 2010

Average Annual Total Returns: Periods Ended December 31, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		62.03%	3.61%	1.89%
Net Asset Value		61.74	3.57	1.87
Admiral Shares[3]	3/25/2004	61.72	3.54	3.82

1 Six months ended February 28, 2010.
2 For more information about how the ETF Shares’ market prices have compared with their net asset value, visit www.vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Information Technology Index Fund

Financial Statements (unaudited)

Statement of Net Assets

As of February 28, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Communications Equipment (12.4%)
*	Cisco Systems Inc.	2,562,253	62,340
	QUALCOMM Inc.	790,652	29,009
*	Motorola Inc.	1,100,949	7,442
*	Juniper Networks Inc.	250,560	7,011
	Harris Corp.	63,585	2,875
*	F5 Networks Inc.	38,613	2,155
*	3Com Corp.	194,846	1,487
	Tellabs Inc.	182,615	1,262
*	Brocade Communications
	Systems Inc.	207,002	1,205
*	CommScope Inc.	46,628	1,189
*	JDS Uniphase Corp.	109,516	1,175
*	Polycom Inc.	42,333	1,105
*	Riverbed Technology Inc.	28,548	778
	Plantronics Inc.	25,426	723
	ADTRAN Inc.	29,470	689
*	Ciena Corp.	47,589	682
*	Arris Group Inc.	65,370	675
*	Blue Coat Systems Inc.	21,076	611
*	InterDigital Inc.	22,786	584
*	Emulex Corp.	42,972	546
*	Tekelec	32,460	536
*	Palm Inc.	79,882	487
*	Comtech
	Telecommunications Corp.	15,383	486
*	Netgear Inc.	18,953	480
*	Viasat Inc.	15,677	477
*	Aruba Networks Inc.	34,438	404
*	EchoStar Corp. Class A	19,926	401
*	Finisar Corp.	31,193	391
*	DG FastChannel Inc.	11,646	377
*	Infinera Corp.	49,489	375
*	Harmonic Inc.	55,154	362
*	ADC Telecommunications Inc.	55,013	349
*	Sonus Networks Inc.	158,449	337
	Black Box Corp.	10,502	304
*	Acme Packet Inc.	18,008	300
*	Loral Space &
	Communications Inc.	7,722	251
	Sycamore Networks Inc.	12,646	244
*	Aviat Networks Inc.	37,778	232
*	Oplink Communications Inc.	13,987	216
*	Hughes Communications Inc. 6,817		192
*	ShoreTel Inc.	31,843	191
*	Extreme Networks	66,078	182
*	Symmetricom Inc.	30,817	181
*	Digi International Inc.	17,785	181
*	UTStarcom Inc.	82,046	179
*	EMS Technologies Inc.	11,759	161
*	Seachange International Inc.	22,675	161
	Bel Fuse Inc. Class B	6,914	157
*	Airvana Inc.	20,245	154
*	Ixia	19,053	147
*	Anaren Inc.	11,956	147

			Market
			Value•
		Shares	($000)
*	Cogo Group Inc.	20,764	146
*	Powerwave Technologies Inc. 115,922		136
*	BigBand Networks Inc.	40,549	117
	Bel Fuse Inc. Class A	4,136	89
*	Opnext Inc.	42,050	86
			133,159
Computers & Peripherals (25.0%)
*	Apple Inc.	406,639	83,206
	International Business
	Machines Corp.	590,787	75,125
	Hewlett-Packard Co.	1,045,493	53,101
*	EMC Corp.	967,153	16,916
*	Dell Inc.	836,220	11,063
*	NetApp Inc.	160,985	4,831
*	Seagate Technology	238,310	4,745
*	Western Digital Corp.	107,979	4,171
*	SanDisk Corp.	110,011	3,205
*	Teradata Corp.	83,048	2,532
*	Lexmark International Inc.
	Class A	38,808	1,308
*	QLogic Corp.	57,657	1,049
*	NCR Corp.	80,099	1,011
	Diebold Inc.	33,494	970
*	Synaptics Inc.	18,381	491
*	Intermec Inc.	27,955	398
*	Quantum Corp.	125,549	311
*	Electronics for Imaging Inc.	26,131	310
*	Avid Technology Inc.	22,386	301
*	Stratasys Inc.	11,339	299
*	Netezza Corp.	29,570	270
*	Super Micro Computer Inc.	16,852	253
*	Adaptec Inc.	77,381	238
*	STEC Inc.	22,532	232
*	Compellent Technologies Inc.	14,382	223
*	Silicon Graphics
	International Corp.	20,387	219
*	Intevac Inc.	14,620	207
*	Imation Corp.	21,192	195
*	3PAR Inc.	20,053	185
*	Novatel Wireless Inc.	23,059	154
*	Isilon Systems Inc.	19,364	143
			267,662
Diversified Telecommunication
Services (0.1%)
*	NeuStar Inc. Class A	37,918	879

Electrical Equipment (0.0%)
*	Power-One Inc.	46,387	176

Electronic Equipment, Instruments &
Components (5.6%)
	Corning Inc.	738,678	13,023
	Tyco Electronics Ltd.	219,210	5,618
*	Agilent Technologies Inc.	165,079	5,193
	Amphenol Corp. Class A	82,547	3,438
*	Flextronics International Ltd.	392,600	2,733

			Market
			Value•
		Shares	($000)
*	Avnet Inc.	73,770	2,037
*	FLIR Systems Inc.	74,076	1,986
*	Arrow Electronics Inc.	58,821	1,659
*	Trimble Navigation Ltd.	59,216	1,591
*	Dolby Laboratories Inc.
	Class A	26,556	1,415
	Jabil Circuit Inc.	90,197	1,368
*	Itron Inc.	19,924	1,334
*	Ingram Micro Inc.	73,057	1,293
*	Tech Data Corp.	25,225	1,081
	National Instruments Corp.	29,577	935
*	Vishay Intertechnology Inc.	88,045	902
*	Plexus Corp.	20,496	707
*	Sanmina-SCI Corp.	41,023	679
	Molex Inc. Class A	38,644	672
*	Benchmark Electronics Inc.	33,558	664
	Molex Inc.	32,436	663
*	Anixter International Inc.	15,281	638
*	Checkpoint Systems Inc.	22,180	457
*	Coherent Inc.	13,556	431
*	Littelfuse Inc.	11,960	426
*	L-1 Identity Solutions Inc.	48,347	412
	Cognex Corp.	21,178	400
*	Scansource Inc.	15,016	390
	AVX Corp.	29,261	360
*	Rofin-Sinar Technologies Inc.	16,801	344
*	DTS Inc.	10,632	340
*	Insight Enterprises Inc.	26,551	340
*	SYNNEX Corp.	11,781	337
	Park Electrochemical Corp.	11,507	313
*	OSI Systems Inc.	9,652	298
	Methode Electronics Inc.	22,501	280
*	Brightpoint Inc.	38,648	276
*	Cogent Inc.	27,418	271
*	Rogers Corp.	9,793	269
	MTS Systems Corp.	9,419	256
*	FARO Technologies Inc.	10,431	250
*	Newport Corp.	23,078	243
*	TTM Technologies Inc.	27,888	238
*	IPG Photonics Corp.	14,822	234
*	Universal Display Corp.	21,516	227
*	China Security & Surveillance
	Technology Inc.	32,809	226
*	Electro Scientific
	Industries Inc.	17,991	225
*	Maxwell Technologies Inc.	15,414	214
*	SMART Modular
	Technologies WWH Inc.	31,512	202
	CTS Corp.	24,031	191
	Daktronics Inc.	25,089	190
	Agilysys Inc.	17,392	190
*	Echelon Corp.	22,204	183
*	Multi-Fineline Electronix Inc.	7,656	167
	Electro Rent Corp.	14,031	163
*	Comverge Inc.	16,075	156
	Technitrol Inc.	33,848	149

Information Technology Index Fund

			Market
			Value•
		Shares	($000)
*	CPI International Inc.	8,652	107
*	ICx Technologies Inc.	14,858	97
			59,481
Internet Software & Services (9.5%)
*	Google Inc. Class A	107,783	56,780
*	eBay Inc.	552,295	12,714
*	Yahoo! Inc.	632,444	9,683
*	VeriSign Inc.	93,497	2,330
*	Akamai Technologies Inc.	83,389	2,193
*	Equinix Inc.	19,106	1,805
*	AOL Inc.	53,508	1,326
*	VistaPrint NV	20,440	1,180
*	IAC/InterActiveCorp	47,965	1,074
*	WebMD Health Corp.	24,610	1,060
*	Monster Worldwide Inc.	60,573	845
*	Sohu.com Inc.	15,819	810
*	GSI Commerce Inc.	28,226	705
*	MercadoLibre Inc.	14,069	579
*	Digital River Inc.	20,656	543
*	j2 Global Communications Inc.	24,310	527
*	Rackspace Hosting Inc.	26,460	525
	Earthlink Inc.	58,245	486
*	ValueClick Inc.	47,369	449
*	Art Technology Group Inc.	87,687	348
*	DealerTrack Holdings Inc.	22,670	322
*	SAVVIS Inc.	22,294	314
	United Online Inc.	49,985	313
*	OpenTable Inc.	8,311	283
*	ModusLink Global
	Solutions Inc.	28,064	278
*	RealNetworks Inc.	57,531	265
*	Switch & Data
	Facilities Co. Inc.	14,202	254
	NIC Inc.	33,996	254
*	Constant Contact Inc.	13,387	250
*	Infospace Inc.	22,921	231
*	Perficient Inc.	20,409	226
*	Terremark Worldwide Inc.	30,360	219
*	comScore Inc.	13,410	208
*	Vocus Inc.	13,143	187
*	LoopNet Inc.	19,660	186
*	Internet Capital Group Inc.	27,151	185
*	Internap Network
	Services Corp.	34,847	175
*	Move Inc.	109,705	172
*	Knot Inc.	21,552	165
*	Liquidity Services Inc.	12,923	159
*	Internet Brands Inc. Class A	18,525	153
*	DivX Inc.	23,728	143
*	Limelight Networks Inc.	34,431	127
*	Dice Holdings Inc.	18,535	122
*	Stamps.com Inc.	12,833	116
	Marchex Inc. Class B	21,436	110
*	TechTarget Inc.	6,445	34
			101,413
IT Services (9.9%)
	Visa Inc. Class A	222,836	19,003
	Accenture PLC Class A	298,120	11,916
	Mastercard Inc. Class A	46,956	10,535
	Automatic Data
	Processing Inc.	239,913	9,983
*	Cognizant Technology
	Solutions Corp. Class A	140,568	6,766
	Western Union Co.	330,922	5,222
	Paychex Inc.	155,755	4,663
*	Computer Sciences Corp.	73,224	3,792
*	SAIC Inc.	190,761	3,758
*	Fiserv Inc.	74,055	3,572

			Market
			Value•
		Shares	($000)
	Fidelity National Information
	Services Inc.	152,386	3,435
	Lender Processing
	Services Inc.	46,922	1,791
	Global Payments Inc.	39,771	1,703
*	Hewitt Associates Inc.
	Class A	41,417	1,573
*	Alliance Data Systems Corp.	25,813	1,431
	Broadridge Financial
	Solutions Inc.	67,624	1,423
	Total System Services Inc.	83,625	1,191
*	Gartner Inc.	38,945	926
*	DST Systems Inc.	20,455	786
*	Convergys Corp.	63,236	780
*	CACI International Inc.
	Class A	15,540	770
*	Unisys Corp.	21,743	759
*	VeriFone Holdings Inc.	39,309	759
*	Acxiom Corp.	39,310	663
*	Cybersource Corp.	35,128	602
*	Genpact Ltd.	39,876	602
*	Mantech International
	Corp. Class A	11,884	587
*	Wright Express Corp.	19,237	545
	MAXIMUS Inc.	9,443	544
	Sapient Corp.	57,337	517
	Syntel Inc.	13,694	464
*	SRA International Inc.
	Class A	24,006	458
*	Euronet Worldwide Inc.	25,026	453
*	CSG Systems
	International Inc.	19,649	395
*	TeleTech Holdings Inc.	20,979	367
*	TNS Inc.	14,868	351
*	Forrester Research Inc.	9,582	287
*	Global Cash Access
	Holdings Inc.	34,658	260
	Heartland Payment
	Systems Inc.	14,953	229
*	RightNow Technologies Inc.	14,334	223
*	infoGROUP Inc.	24,304	195
*	Ciber Inc.	48,071	179
*	ExlService Holdings Inc.	10,340	178
	iGate Corp.	18,598	170
	Cass Information Systems Inc. 5,190		157
*	Ness Technologies Inc.	27,377	156
*	NCI Inc. Class A	5,501	155
*	China Information Security
	Technology Inc.	26,776	132
*	Integral Systems Inc.	15,307	131
			105,537
Office Electronics (0.6%)
	Xerox Corp.	645,887	6,052
*	Zebra Technologies Corp.	29,953	856
			6,908
Semiconductors & Semiconductor
Equipment (14.7%)
	Intel Corp.	2,427,972	49,846
	Texas Instruments Inc.	594,448	14,493
	Applied Materials Inc.	635,172	7,774
	Broadcom Corp. Class A	208,236	6,522
*	Marvell Technology
	Group Ltd.	253,238	4,893
*	NVIDIA Corp.	265,968	4,309
	Analog Devices Inc.	140,015	4,094
*	Micron Technology Inc.	408,603	3,702
	Altera Corp.	142,223	3,474
	Xilinx Inc.	133,296	3,443
*	Cree Inc.	48,596	3,296

			Market
			Value•
		Shares	($000)
	Linear Technology Corp.	107,718	2,927
	Maxim Integrated
	Products Inc.	147,601	2,734
	KLA-Tencor Corp.	82,839	2,413
	Microchip Technology Inc.	89,091	2,411
*	Advanced Micro
	Devices Inc.	277,274	2,193
*	Lam Research Corp.	61,928	2,100
*	LSI Corp.	320,003	1,725
	National
	Semiconductor Corp.	116,682	1,690
*	ON Semiconductor Corp.	198,614	1,581
*	MEMC Electronic
	Materials Inc.	110,693	1,340
*	Skyworks Solutions Inc.	85,046	1,299
*	Atheros
	Communications Inc.	33,200	1,192
*	Varian Semiconductor
	Equipment Associates Inc.	36,817	1,107
*	Rambus Inc.	50,197	1,102
*	Novellus Systems Inc.	48,652	1,076
*	Silicon Laboratories Inc.	21,884	994
*	Atmel Corp.	216,782	978
*	PMC–Sierra Inc.	114,910	954
*	Cypress Semiconductor Corp.	78,832	933
	Intersil Corp. Class A	62,237	924
*	Teradyne Inc.	88,991	889
*	Avago Technologies Ltd.	42,890	778
*	International Rectifier Corp.	36,787	744
*	Fairchild Semiconductor
	International Inc. Class A	64,754	668
*	Veeco Instruments Inc.	19,565	667
*	Microsemi Corp.	42,677	662
*	TriQuint Semiconductor Inc.	81,373	585
*	RF Micro Devices Inc.	134,970	568
*	Netlogic Microsystems Inc.	10,203	553
*	Hittite Microwave Corp.	12,882	538
	Power Integrations Inc.	14,576	524
*	Semtech Corp.	32,981	523
*	Integrated Device
	Technology Inc.	89,792	491
*	Cavium Networks Inc.	20,395	487
*	Tessera Technologies Inc.	26,867	483
*	Cymer Inc.	14,894	466
*	MKS Instruments Inc.	25,590	461
*	Cabot Microelectronics Corp.	12,811	454
*	FormFactor Inc.	27,312	449
*	FEI Co.	20,791	442
*	Omnivision Technologies Inc.	28,418	413
*	Amkor Technology Inc.	66,528	400
*	Diodes Inc.	19,625	385
*	Monolithic Power
	Systems Inc.	17,073	347
*	Applied Micro Circuits Corp.	38,721	346
*	Zoran Corp.	30,134	342
*	Verigy Ltd.	33,477	333
*	Entegris Inc.	73,763	330
*	Brooks Automation Inc.	37,330	323
*	ATMI Inc.	18,466	311
*	Volterra Semiconductor Corp.	13,545	296
*	Advanced Energy
	Industries Inc.	20,025	291
	Micrel Inc.	27,959	275
*	Kulicke & Soffa
	Industries Inc.	41,738	275
*	Cirrus Logic Inc.	38,213	273
*	Standard
	Microsystems Corp.	13,669	267
*	Actel Corp.	17,455	224

Information Technology Index Fund

			Market
			Value•
		Shares	($000)
*	Lattice Semiconductor Corp.	76,658	220
*	Sigma Designs Inc.	17,791	208
	Cohu Inc.	15,244	204
*	Ultratech Inc.	15,524	200
*	Exar Corp.	26,232	194
*	Conexant Systems Inc.	40,544	194
*	Silicon Storage
	Technology Inc.	60,661	194
*	Supertex Inc.	7,691	184
*	Kopin Corp.	48,121	183
*	Anadigics Inc.	44,340	182
*	Pericom Semiconductor Corp.	18,551	174
*	Rudolph Technologies Inc.	21,183	169
*	IXYS Corp.	18,136	154
*	Rubicon Technology Inc.	9,528	150
*	Silicon Image Inc.	61,803	150
*	Mattson Technology Inc.	39,889	147
*	DSP Group Inc.	19,216	141
*	Advanced Analogic
	Technologies Inc.	38,237	125
*	Trident Microsystems Inc.	74,320	110
			157,665
Software (22.2%)
	Microsoft Corp.	3,643,723	104,429
	Oracle Corp.	1,897,108	46,764
*	Adobe Systems Inc.	249,046	8,629
*	Symantec Corp.	386,380	6,395
*	Intuit Inc.	144,015	4,660
	CA Inc.	198,783	4,473
*	Citrix Systems Inc.	87,890	3,780
*	Salesforce.com Inc.	54,028	3,671
*	BMC Software Inc.	88,391	3,256
*	Autodesk Inc.	110,979	3,094
*	McAfee Inc.	76,104	3,021
	Activision Blizzard Inc.	275,641	2,930
*	Electronic Arts Inc.	157,608	2,613
*	Red Hat Inc.	90,913	2,550
*	ANSYS Inc.	43,383	1,903
*	Sybase Inc.	39,965	1,774
*	Rovi Corp.	50,601	1,695
*	Synopsys Inc.	71,751	1,571
*	Nuance Communications Inc.	103,165	1,485
	Factset Research
	Systems Inc.	22,211	1,470
*	VMware Inc. Class A	27,718	1,372
*	MICROS Systems Inc.	39,752	1,194
*	Informatica Corp.	44,822	1,144
	Solera Holdings Inc.	33,117	1,131
*	Parametric Technology Corp.	59,406	1,034
	Jack Henry & Associates Inc.	40,841	922
*	Compuware Corp.	117,713	882
*	Concur Technologies Inc.	21,314	839
*	Novell Inc.	176,843	829
*	TIBCO Software Inc.	86,901	797
*	Cadence Design
	Systems Inc.	138,198	788
*	Blackboard Inc.	16,276	636
*	Progress Software Corp.	21,264	596
	Fair Isaac Corp.	25,563	587
*	JDA Software Group Inc.	20,377	577
*	Ariba Inc.	47,726	573
*	Quest Software Inc.	33,720	568
*	TiVo Inc.	58,304	553
	Blackbaud Inc.	23,594	549

			Market
			Value•
		Shares	($000)
*	Websense Inc.	23,750	510
*	CommVault Systems Inc.	21,716	476
*	SuccessFactors Inc.	25,489	462
*	Taleo Corp. Class A	19,165	451
*	MicroStrategy Inc. Class A	5,062	449
*	Mentor Graphics Corp.	53,857	448
*	Take-Two Interactive
	Software Inc.	45,278	436
*	Lawson Software Inc.	71,749	432
*	AsiaInfo Holdings Inc.	17,028	416
*	Ultimate Software Group Inc.	13,187	408
*	Net 1 UEPS Technologies Inc.	21,843	386
*	Advent Software Inc.	9,499	383
*	ACI Worldwide Inc.	19,991	365
*	Tyler Technologies Inc.	19,005	345
	Pegasystems Inc.	9,556	344
*	Manhattan Associates Inc.	13,178	333
*	SolarWinds Inc.	17,155	323
*	Epicor Software Corp.	32,008	274
*	ArcSight Inc.	10,201	273
*	SonicWALL Inc.	33,485	268
*	Netscout Systems Inc.	17,687	258
*	THQ Inc.	41,984	254
*	Bottomline Technologies Inc.	15,482	246
*	Sourcefire Inc.	10,299	241
*	Synchronoss Technologies Inc.	13,317	232
*	EPIQ Systems Inc.	19,820	230
*	Ebix Inc.	15,303	222
*	S1 Corp.	34,902	217
*	TeleCommunication
	Systems Inc. Class A	28,344	216
*	Radiant Systems Inc.	18,178	203
*	Rosetta Stone Inc.	9,045	199
*	Smith Micro Software Inc.	22,064	193
*	Interactive Intelligence Inc.	9,691	191
*	VASCO Data Security
	International Inc.	22,351	177
*	Monotype Imaging
	Holdings Inc.	17,140	163
	Opnet Technologies Inc.	10,792	160
*	Kenexa Corp.	15,927	157
*	NetSuite Inc.	12,321	152
*	PROS Holdings Inc.	16,002	139
*	DemandTec Inc.	23,078	136
*	Double-Take Software Inc.	15,264	135
*	Symyx Technologies Inc.	30,297	132
	Renaissance Learning Inc.	9,444	132
*	FalconStor Software Inc.	35,811	127
*	Magma Design
	Automation Inc.	48,768	121
*	China TransInfo
	Technology Corp.	13,570	107
*	Deltek Inc.	12,531	96
			238,352
Total Investments (100.0%)
(Cost $1,055,751)			1,071,232
Other Assets and Liabilities (0.0%)
Other Assets			31,701
Liabilities			(31,291)
			410
Net Assets (100%)			1,071,642

At February 28, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	1,096,994
Undistributed Net Investment Income	1,302
Accumulated Net Realized Losses	(42,135)
Unrealized Appreciation (Depreciation)	15,481
Net Assets	1,071,642

Admiral Shares—Net Assets
Applicable to 1,658,751 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	44,689
Net Asset Value Per Share—
Admiral Shares	$26.94

ETF Shares—Net Assets
Applicable to 19,516,155 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,026,953
Net Asset Value Per Share—
ETF Shares	$52.62

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Statement of Operations

Six Months Ended
February 28, 2010
($000)
Investment Income
Income
Dividends	4,413
Security Lending	1
Total Income	4,414
Expenses
The Vanguard Group—Note B
Investment Advisory Services	60
Management and Administrative—
Admiral Shares	43
Management and Administrative—
ETF Shares	792
Marketing and Distribution—
Admiral Shares	3
Marketing and Distribution—
ETF Shares	111
Custodian Fees	15
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	12
Trustees’ Fees and Expenses	1
Total Expenses	1,037
Net Investment Income	3,377
Realized Net Gain (Loss) on
Investment Securities Sold	6,142
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	61,224
Net Increase (Decrease) in Net Assets
Resulting from Operations	70,743

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,377	3,610
Realized Net Gain (Loss)	6,142	(27,908)
Change in Unrealized Appreciation (Depreciation)	61,224	5,476
Net Increase (Decrease) in Net Assets Resulting from Operations	70,743	(18,822)
Distributions
Net Investment Income
Admiral Shares	(165)	(133)
ETF Shares	(4,304)	(3,037)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(4,469)	(3,170)
Capital Share Transactions
Admiral Shares	8,713	7,447
ETF Shares	324,667	163,810
Net Increase (Decrease) from Capital Share Transactions	333,380	171,257
Total Increase (Decrease)	399,654	149,265
Net Assets
Beginning of Period	671,988	522,723
End of Period[1]	1,071,642	671,988

1 Net Assets—End of Period includes undistributed net investment income of $1,302,000 and $2,394,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$24.39	$27.28	$29.95	$24.40	$23.93	$20.72
Investment Operations
Net Investment Income	.066	.163[1]	.121	.110[1]	.084[1]	.351[2]
Net Realized and Unrealized Gain (Loss)
on Investments	2.602	(2.897)	(2.706)	5.500	.424	3.182
Total from Investment Operations	2.668	(2.734)	(2.585)	5.610	.508	3.533
Distributions
Dividends from Net Investment Income	(.118)	(.156)	(.085)	(.060)	(.038)	(.323)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.118)	(.156)	(.085)	(.060)	(.038)	(.323)
Net Asset Value, End of Period	$26.94	$24.39	$27.28	$29.95	$24.40	$23.93

Total Return[3]	10.93%	–9.79%	–8.67%	23.02%	2.12%	17.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$45	$33	$26	$12	$5	$2
Ratio of Total Expenses to
Average Net Assets	0.26%[5]	0.28%	0.25%	0.26%	0.28%	0.28%
Ratio of Net Investment Income to
Average Net Assets	0.73%[5]	0.82%	0.46%	0.38%	0.33%	1.26%[2]
Portfolio Turnover Rate[4]	10%[5]	12%	11%	8%	8%	7%

1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.284 and 1.00%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
5 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$47.64	$53.32	$58.52	$47.66	$46.76	$40.46
Investment Operations
Net Investment Income	.144	.331[1]	.249	.231[1]	.175[1]	.670[2]
Net Realized and Unrealized Gain (Loss)
on Investments	5.086	(5.685)	(5.274)	10.765	.816	6.239
Total from Investment Operations	5.230	(5.354)	(5.025)	10.996	.991	6.909
Distributions
Dividends from Net Investment Income	(.250)	(.326)	(.175)	(.136)	(.091)	(.609)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.250)	(.326)	(.175)	(.136)	(.091)	(.609)
Net Asset Value, End of Period	$52.62	$47.64	$53.32	$58.52	$47.66	$46.76

Total Return	10.96%	–9.78%	–8.62%	23.10%	2.11%	17.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,027	$639	$497	$439	$172	$51
Ratio of Total Expenses to
Average Net Assets	0.23%[4]	0.25%	0.20%	0.22%	0.25%	0.26%
Ratio of Net Investment Income to
Average Net Assets	0.76%[4]	0.85%	0.51%	0.42%	0.36%	1.28%[2]
Portfolio Turnover Rate[3]	10%[4]	12%	11%	8%	8%	7%

1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.553 and 1.00%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Notes to Financial Statements

Vanguard Information Technology Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Admiral Shares and ETF Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2006–2009), and for the period ended February 28, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2010, the fund had contributed capital of $204,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.08% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

Information Technology Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2010, the fund realized $12,044,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2009, the fund had available capital loss carryforwards totaling $15,094,000 to offset future net capital gains of $63,000 through August 31, 2013, $188,000 through August 31, 2014, $612,000 through August 31, 2015, $218,000 through August 31, 2016, and $14,013,000 through August 31, 2017. In addition, the fund realized losses of $20,087,000 during the period from November 1, 2008, through August 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At February 28, 2010, the cost of investment securities for tax purposes was $1,055,751,000. Net unrealized appreciation of investment securities for tax purposes was $15,481,000, consisting of unrealized gains of $75,042,000 on securities that had risen in value since their purchase and $59,561,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2010, the fund purchased $409,167,000 of investment securities and sold $77,385,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2010		August 31, 2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	11,533	423	14,130	714
Issued in Lieu of Cash Distributions	152	5	116	7
Redeemed[1]	(2,972)	(114)	(6,799)	(333)
Net Increase (Decrease)—Admiral Shares	8,713	314	7,447	388
ETF Shares
Issued	355,653	6,700	264,940	6,802
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(30,986)	(600)	(101,130)	(2,700)
Net Increase (Decrease)—ETF Shares	324,667	6,100	163,810	4,102
1 Net of redemption fees for fiscal 2010 and 2009 of $18,000 and $74,000, respectively (fund totals).

G. In preparing the financial statements as of February 28, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Materials Index Fund

Fund Profile

As of February 28, 2010

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	123	123	2,492
Median Market Cap	$10.1B	$10.1B	$29.0B
Price/Earnings Ratio	29.0x	29.0x	21.2x
Price/Book Ratio	2.4x	2.4x	2.1x
Yield[3]		1.7%	1.9%
Admiral Shares	1.4%
ETF Shares	1.4%
Return on Equity	20.4%	20.3%	19.4%
Earnings Growth Rate	5.0%	5.0%	8.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	7%	—	—
Expense Ratio[5]		—	—
Admiral Shares	0.28%
ETF Shares	0.25%
Short-Term Reserves	0.0%	—	—

Volatility Measures[6]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.87
Beta	1.00	1.31

Subindustry Diversification
(% of equity exposure)
Aluminum	3.1%
Commodity Chemicals	1.5
Construction Materials	2.4
Diversified Chemicals	19.9
Diversified Metals & Mining	9.2
Fertilizers & Agricultural Chemicals	12.9
Forest Products	2.1
Gold	5.7
Industrial Gases	9.1
Metal & Glass Containers	5.0
Paper Packaging	3.4
Paper Products	4.0
Specialty Chemicals	11.1
Steel	10.0
Other Materials	0.6

Ten Largest Holdings[7] (% of total net assets)
Monsanto Co.	8.3%
Dow Chemical Co.	7.0
Freeport-McMoRan Copper & Gold Inc.	7.0
EI du Pont de Nemours & Co.	6.6
Newmont Mining Corp.	5.1
Praxair Inc.	5.0
Air Products & Chemicals Inc.	3.1
Nucor Corp.	2.8
Alcoa Inc.	2.8
PPG Industries Inc.	2.2
Top Ten	49.9%

1 MSCI US IMI/Materials.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 Annualized.
5 The expense ratios shown are from the prospectuses dated December 28, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended February 28, 2010, the annualized expense ratios were 0.26% for the Admiral Shares and 0.23% for the ETF Shares.
6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
7 The holdings listed exclude any temporary cash investments and equity index products.

Materials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 26, 2004–February 28, 2010

Average Annual Total Returns: Periods Ended December 31, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		51.58%	4.88%	7.49%
Net Asset Value		51.63	4.89	7.49
Admiral Shares[3]	2/11/2004	51.59	4.85	6.83

1 Six months ended February 28, 2010.
2 For more information about how the ETF Shares’ market prices have compared with their net asset value, visit www.vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Materials Index Fund

Financial Statements (unaudited)

Statement of Net Assets

As of February 28, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Chemicals (54.5%)
	Monsanto Co.	678,081	47,906
	Dow Chemical Co.	1,422,892	40,282
	EI du Pont de
	Nemours & Co.	1,124,313	37,912
	Praxair Inc.	381,702	28,681
	Air Products &
	Chemicals Inc.	263,396	18,064
	PPG Industries Inc.	207,713	12,783
	Ecolab Inc.	295,490	12,452
	Mosaic Co.	193,698	11,310
	Sigma-Aldrich Corp.	151,382	7,219
	Lubrizol Corp.	84,855	6,704
	CF Industries Holdings Inc.	57,328	6,091
	Airgas Inc.	92,071	5,905
	Celanese Corp. Class A	178,505	5,568
	Eastman Chemical Co.	90,333	5,379
	Terra Industries Inc.	124,067	5,108
	FMC Corp.	85,688	4,899
	Ashland Inc.	88,609	4,172
	International Flavors &
	Fragrances Inc.	98,264	4,138
	Nalco Holding Co.	172,427	4,011
	Albemarle Corp.	91,244	3,421
	Valspar Corp.	118,941	3,254
	RPM International Inc.	160,587	3,091
	Huntsman Corp.	207,140	2,844
*	WR Grace & Co.	90,018	2,607
	Cytec Industries Inc.	60,437	2,579
	Cabot Corp.	79,865	2,321
	Scotts Miracle-Gro Co.
	Class A	57,848	2,259
*	Solutia Inc.	151,683	2,134
	Olin Corp.	97,325	1,704
	Sensient Technologies Corp.	61,336	1,621
*	Intrepid Potash Inc.	55,919	1,539
	NewMarket Corp.	15,003	1,336
*	Rockwood Holdings Inc.	55,011	1,320
*	OM Group Inc.	38,033	1,309
	HB Fuller Co.	60,693	1,274
	Minerals Technologies Inc.	23,472	1,146
*	Calgon Carbon Corp.	66,421	1,030
	Arch Chemicals Inc.	31,539	974
*	PolyOne Corp.	110,427	878
	Ferro Corp.	99,667	816
	Balchem Corp.	34,820	763
	Koppers Holdings Inc.	25,850	719
	A Schulman Inc.	29,379	692
	Innophos Holdings Inc.	26,685	620
	Zep Inc.	26,858	593
	Westlake Chemical Corp.	25,098	508
	Stepan Co.	9,681	460
*	Spartech Corp.	38,123	388
*	Zoltek Cos. Inc.	36,933	328

			Market
			Value•
		Shares	($000)
	Innospec Inc.	29,513	314
*	LSB Industries Inc.	19,687	280
*	ShengdaTech Inc.	37,594	241
*,^	China Green Agriculture Inc.	15,738	230
	Hawkins Inc.	10,692	213
*	Landec Corp.	30,658	186
	American Vanguard Corp.	25,113	162
			314,738
Construction Materials (2.4%)
	Vulcan Materials Co.	155,849	6,765
	Martin Marietta Materials Inc.	55,576	4,403
	Eagle Materials Inc.	51,718	1,220
	Texas Industries Inc.	29,473	1,047
*	Headwaters Inc.	75,233	375
*	United States Lime &
	Minerals Inc.	3,508	139
			13,949
Containers & Packaging (8.4%)
*	Owens-Illinois Inc.	209,584	6,212
	Ball Corp.	111,126	6,005
*	Crown Holdings Inc.	199,840	5,460
*	Pactiv Corp.	164,512	4,073
	Sealed Air Corp.	197,696	4,039
	Bemis Co. Inc.	134,527	3,938
	Sonoco Products Co.	124,421	3,680
	Aptargroup Inc.	84,322	3,249
	Packaging Corp. of America	128,070	3,048
	Temple-Inland Inc.	126,917	2,363
	Rock-Tenn Co. Class A	46,013	1,925
	Silgan Holdings Inc.	33,159	1,894
	Greif Inc. Class A	30,131	1,544
*	Graphic Packaging Holding Co. 106,158		369
	Myers Industries Inc.	38,237	355
*	Boise Inc.	74,381	353
*	Bway Holding Co.	13,544	204
			48,711
Metals & Mining (28.5%)
	Freeport-McMoRan
	Copper & Gold Inc.	534,746	40,191
	Newmont Mining Corp.	597,630	29,451
	Nucor Corp.	391,608	16,213
	Alcoa Inc.	1,212,194	16,122
	Cliffs Natural Resources Inc.	168,886	9,525
	United States Steel Corp.	178,299	9,439
	Walter Energy Inc.	65,835	5,173
	Allegheny Technologies Inc.	109,626	4,786
	Steel Dynamics Inc.	241,331	3,941
	Reliance Steel &
	Aluminum Co.	82,310	3,650
	Compass Minerals
	International Inc.	40,561	3,064
	AK Steel Holding Corp.	136,013	2,928
	Commercial Metals Co.	140,074	2,297
	Royal Gold Inc.	49,575	2,228

			Market
			Value•
		Shares	($000)
*	Titanium Metals Corp.	145,573	1,716
	Carpenter Technology Corp.	55,192	1,649
*	Hecla Mining Co.	297,333	1,546
*	Coeur d’Alene Mines Corp.	97,637	1,430
	Worthington Industries Inc.	78,975	1,251
	Schnitzer Steel Industries Inc.	26,660	1,217
*	Allied Nevada Gold Corp.	77,737	1,070
*	Century Aluminum Co.	75,142	916
*	RTI International Metals Inc.	36,819	885
	AMCOL International Corp.	28,827	733
*	Stillwater Mining Co.	58,671	666
	Kaiser Aluminum Corp.	19,055	636
*	Horsehead Holding Corp.	53,356	543
*	Brush Engineered
	Materials Inc.	25,362	521
	Haynes International Inc.	15,392	447
	Olympic Steel Inc.	11,442	316
	AM Castle & Co.	21,158	244
*	General Moly Inc.	78,953	186
			164,980
Paper & Forest Products (6.2%)
	International Paper Co.	511,823	11,859
	Weyerhaeuser Co.	262,875	10,620
	MeadWestvaco Corp.	212,723	4,880
*	Domtar Corp.	52,163	2,727
*	Louisiana-Pacific Corp.	155,107	1,180
	Schweitzer-Mauduit
	International Inc.	21,846	1,003
	Glatfelter	56,196	759
*	Clearwater Paper Corp.	14,016	676
	Deltic Timber Corp.	13,384	615
*	Buckeye Technologies Inc.	48,435	535
*	Wausau Paper Corp.	57,824	489
	Neenah Paper Inc.	18,192	258
			35,601
Total Common Stocks
(Cost $633,792)			577,979
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1,2	Vanguard Market
	Liquidity Fund, 0.163%
	(Cost $117)	117,001	117
Total Investments (100.0%)
(Cost $633,909)			578,096
Other Assets and Liabilities (0.0%)
Other Assets			5,164
Liabilities[2]			(5,272)
			(108)
Net Assets (100%)			577,988

Materials Index Fund

At February 28, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	675,344
Undistributed Net Investment Income	861
Accumulated Net Realized Losses	(42,404)
Unrealized Appreciation (Depreciation)	(55,813)
Net Assets	577,988

Admiral Shares—Net Assets
Applicable to 3,118,943 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	104,131
Net Asset Value Per Share—
Admiral Shares	$33.39

ETF Shares—Net Assets
Applicable to 7,230,611 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	473,857
Net Asset Value Per Share—
ETF Shares	$65.53

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $114,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $117,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Statement of Operations

Six Months Ended
February 28, 2010
($000)
Investment Income
Income
Dividends	5,708
Security Lending	1
Total Income	5,709
Expenses
The Vanguard Group—Note B
Investment Advisory Services	41
Management and Administrative—
Admiral Shares	117
Management and Administrative—
ETF Shares	397
Marketing and Distribution—
Admiral Shares	9
Marketing and Distribution—
ETF Shares	62
Custodian Fees	2
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	31
Trustees’ Fees and Expenses	1
Total Expenses	660
Expenses Paid Indirectly	(2)
Net Expenses	658
Net Investment Income	5,051
Realized Net Gain (Loss) on
Investment Securities Sold	5,664
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	36,249
Net Increase (Decrease) in Net Assets
Resulting from Operations	46,964

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,051	6,646
Realized Net Gain (Loss)	5,664	(21,222)
Change in Unrealized Appreciation (Depreciation)	36,249	(80,514)
Net Increase (Decrease) in Net Assets Resulting from Operations	46,964	(95,090)
Distributions
Net Investment Income
Admiral Shares	(1,398)	(1,751)
ETF Shares	(6,674)	(5,802)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(8,072)	(7,553)
Capital Share Transactions
Admiral Shares	6,470	10,896
ETF Shares	67,348	85,342
Net Increase (Decrease) from Capital Share Transactions	73,818	96,238
Total Increase (Decrease)	112,710	(6,405)
Net Assets
Beginning of Period	465,278	471,683
End of Period[1]	577,988	465,278

1 Net Assets—End of Period includes undistributed net investment income of $861,000 and $3,882,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$30.68	$42.85	$41.75	$32.37	$28.34	$26.53
Investment Operations
Net Investment Income	.256	.622	.732	.700[1]	.672[1]	.480
Net Realized and Unrealized Gain (Loss)
on Investments[2]	2.913	(11.996)	1.008	9.250	3.853	1.830
Total from Investment Operations	3.169	(11.374)	1.740	9.950	4.525	2.310
Distributions
Dividends from Net Investment Income	(.459)	(.796)	(.640)	(.570)	(.495)	(.500)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.459)	(.796)	(.640)	(.570)	(.495)	(.500)
Net Asset Value, End of Period	$33.39	$30.68	$42.85	$41.75	$32.37	$28.34

Total Return[3]	10.30%	–25.91%	4.09%	31.00%	16.08%	8.61%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$104	$90	$107	$57	$12	$7
Ratio of Total Expenses to
Average Net Assets	0.26%[4]	0.28%	0.25%	0.26%	0.28%	0.28%
Ratio of Net Investment Income to
Average Net Assets	1.81%[4]	2.23%	1.74%	1.80%	2.13%	1.81%
Portfolio Turnover Rate[5]	7%[4]	12%	10%	6%	13%	12%

1 Calculated based on average shares outstanding.
2 Includes increases from redemption fees of $.00, $.02, $.02, $.01, $.00, and $.00.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$60.23	$84.27	$82.10	$63.65	$55.70	$52.13
Investment Operations
Net Investment Income	.517	1.242	1.470	1.418[1]	1.336[1]	.915
Net Realized and Unrealized Gain (Loss)
on Investments[2]	5.706	(23.683)	1.977	18.168	7.582	3.630
Total from Investment Operations	6.223	(22.441)	3.447	19.586	8.918	4.545
Distributions
Dividends from Net Investment Income	(.923)	(1.599)	(1.277)	(1.136)	(.968)	(.975)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.923)	(1.599)	(1.277)	(1.136)	(.968)	(.975)
Net Asset Value, End of Period	$65.53	$60.23	$84.27	$82.10	$63.65	$55.70

Total Return	10.29%	–25.88%	4.15%	31.06%	16.11%	8.62%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$474	$375	$365	$312	$95	$50
Ratio of Total Expenses to
Average Net Assets	0.23%[3]	0.25%	0.20%	0.22%	0.25%	0.26%
Ratio of Net Investment Income to
Average Net Assets	1.84%[3]	2.26%	1.79%	1.84%	2.16%	1.83%
Portfolio Turnover Rate[4]	7%[3]	12%	10%	6%	13%	12%

1 Calculated based on average shares outstanding.
2 Includes increases from redemption fees of $.00, $.03, $.04, $.02, $.00, and $.00.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Notes to Financial Statements

Vanguard Materials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Admiral Shares and ETF Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2006–2009), and for the period ended February 28, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2010, the fund had contributed capital of $110,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended February 28, 2010, custodian fee offset arrangements reduced the fund’s expenses by $2,000 (an annual rate of 0.00% of average net assets).

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

Materials Index Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2010, the fund realized $11,773,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2009, the fund had available capital loss carryforwards totaling $14,998,000 to offset future net capital gains of $6,000 through August 31, 2014, $698,000 through August 31, 2015, $1,458,000 through August 31, 2016, and $12,836,000 through August 31, 2017. In addition, the fund realized losses of $20,530,000 during the period from November 1, 2008, through August 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At February 28, 2010, the cost of investment securities for tax purposes was $633,909,000. Net unrealized depreciation of investment securities for tax purposes was $55,813,000, consisting of unrealized gains of $22,792,000 on securities that had risen in value since their purchase and $78,605,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 28, 2010, the fund purchased $122,777,000 of investment securities and sold $51,922,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2010		August 31, 2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	15,509	461	36,435	1,409
Issued in Lieu of Cash Distributions	1,301	38	1,643	72
Redeemed[1]	(10,340)	(313)	(27,182)	(1,046)
Net Increase (Decrease)—Admiral Shares	6,470	186	10,896	435
ETF Shares
Issued	99,525	1,500	160,431	3,104
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(32,177)	(500)	(75,089)	(1,200)
Net Increase (Decrease)—ETF Shares	67,348	1,000	85,342	1,904
1 Net of redemption fees for fiscal 2010 and 2009 of $36,000 and $263,000, respectively (fund totals).

H. In preparing the financial statements as of February 28, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Telecommunication Services Index Fund

Fund Profile

As of February 28, 2010

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	41	40	2,492
Median Market Cap	$11.0B	$82.2B	$29.0B
Price/Earnings Ratio	25.8x	16.7x	21.2x
Price/Book Ratio	1.9x	1.7x	2.1x
Yield[3]		5.5%	1.9%
Admiral Shares	3.7%
ETF Shares	3.8%
Return on Equity	9.5%	11.5%	19.4%
Earnings Growth Rate	8.0%	9.0%	8.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	33%	—	—
Expense Ratio[5]		—	—
Admiral Shares	0.28%
ETF Shares	0.25%
Short-Term Reserves	0.2%	—	—

Volatility Measures[6]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	0.89	0.70
Beta	1.00	0.89

Subindustry Diversification
(% of equity exposure)
Alternative Carriers	8.9%
Integrated Telecommunication Services	62.6
Wireless Telecommunication Services	28.5

Ten Largest Holdings[7] (% of total net assets)
Verizon Communications Inc.	22.7%
AT&T Inc.	22.6
American Tower Corp. Class A	4.4
Crown Castle International Corp.	4.3
CenturyTel Inc.	3.9
Sprint Nextel Corp.	3.9
Qwest Communications International Inc.	3.1
NII Holdings Inc.	2.8
Telephone & Data Systems, Inc.	2.6
Windstream Corp.	2.2
Top Ten	72.5%

1 MSCI US IMI/Telecommunication Services.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 Annualized.
5 The expense ratios shown are from the prospectuses dated December 28, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended February 28, 2010, the annualized expense ratios were 0.26% for the Admiral Shares and 0.23% for the ETF Shares.
6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
7 The holdings listed exclude any temporary cash investments and equity index products.

Telecommunication Services Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 23, 2004–February 28, 2010

Average Annual Total Returns: Periods Ended December 31, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	9/23/2004
Market Price		29.41%	3.11%	5.14%
Net Asset Value		29.65	3.10	5.14
Admiral Shares[3]	3/11/2005	29.60	—	4.15

1 Six months ended February 28, 2010.
2 For more information about how the ETF Shares’ market prices have compared with their net asset value, visit www.vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Telecommunication Services Index Fund

Financial Statements (unaudited)

Statement of Net Assets

As of February 28, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Diversified Telecommunication Services (71.5%)
	Alternative Carriers (8.9%)
*	Level 3
	Communications Inc.	2,184,049	3,473
*	tw telecom inc Class A	208,379	3,311
*	PAETEC Holding Corp.	533,602	2,113
*	Global Crossing Ltd.	145,677	2,076
*	Cogent Communications
	Group Inc.	178,510	1,757
*	Premiere Global
	Services Inc.	195,896	1,473
*	AboveNet Inc.	22,453	1,372
*	Vonage Holdings Corp.	818,338	1,268
*	Neutral Tandem Inc.	75,014	1,209

	Integrated Telecommunication Services (62.6%)
	Verizon
	Communications Inc.	1,590,225	46,005
	AT&T Inc.	1,843,190	45,730
	CenturyTel Inc.	231,041	7,918
	Qwest Communications
	International Inc.	1,365,042	6,225
	Windstream Corp.	449,082	4,549
	Frontier
	Communications Corp.	410,254	3,196
	Iowa Telecommunications
	Services Inc.	130,360	2,105
	Consolidated
	Communications
	Holdings Inc.	121,663	2,049
*	Cincinnati Bell Inc.	598,576	1,772
	Atlantic Tele-Network Inc.	38,270	1,679
	Alaska Communications
	Systems Group Inc.	216,006	1,568
*	Cbeyond Inc.	117,102	1,452
*	General Communication Inc.
	Class A	238,914	1,312
*	SureWest Communications	122,581	1,054
			144,666
Wireless Telecommunication Services (28.5%)
*	American Tower Corp.
	Class A	210,670	8,987
*	Crown Castle
	International Corp.	231,397	8,747
*	Sprint Nextel Corp.	2,358,826	7,855
*	NII Holdings Inc.	152,168	5,694
*	SBA Communications
	Corp. Class A	118,888	4,204

		Market
		Value•
	Shares	($000)
Telephone & Data
Systems Inc.	87,916	2,744
Telephone & Data
Systems Inc.	90,546	2,571
* Syniverse Holdings Inc.	125,708	2,114
* MetroPCS
Communications Inc.	336,437	2,076
*	United States Cellular Corp. 54,481	1,996
NTELOS Holdings Corp.	116,778	1,994
* Leap Wireless
International Inc.	126,398	1,804
Shenandoah
Telecommunications Co.	99,481	1,794
USA Mobility Inc.	131,477	1,480
*	ICO Global Communications
Holdings Ltd.	1,291,804	1,421
* FiberTower Corp.	254,270	1,047
* TerreStar Corp.	1,189,354	1,028
* ICO Global
Communications
Holdings Ltd.
Rights Exp. 3/9/10	1,649,823	136
		57,692
Total Investments (100.0%)
(Cost $224,174)		202,358
Other Assets and Liabilities (0.0%)
Other Assets		18,913
Liabilities		(19,008)
		(95)
Net Assets (100%)		202,263

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value		202,358
Receivables for Investment
Securities Sold		18,767
Other Assets		146
Total Assets		221,271
Liabilities
Payables for Investment
Securities Purchased		18,449
Other Liabilities		559
Total Liabilities		19,008
Net Assets		202,263

At February 28, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	285,706
Undistributed Net Investment Income	1,096
Accumulated Net Realized Losses	(62,723)
Unrealized Appreciation (Depreciation)	(21,816)
Net Assets	202,263

Admiral Shares—Net Assets
Applicable to 475,912 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	12,756
Net Asset Value Per Share—
Admiral Shares	$26.80

ETF Shares—Net Assets
Applicable to 3,602,158 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	189,507
Net Asset Value Per Share—
ETF Shares	$52.61

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Statement of Operations

Six Months Ended
February 28, 2010
($000)
Investment Income
Income
Dividends	3,645
Interest[1]	1
Security Lending	6
Total Income	3,652
Expenses
The Vanguard Group—Note B
Investment Advisory Services	14
Management and Administrative—
Admiral Shares	14
Management and Administrative—
ETF Shares	158
Marketing and Distribution—
Admiral Shares	1
Marketing and Distribution—
ETF Shares	26
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	13
Total Expenses	226
Net Investment Income	3,426
Realized Net Gain (Loss) on
Investment Securities Sold	(15,290)
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	23,729
Net Increase (Decrease) in Net Assets
Resulting from Operations	11,865

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,426	4,803
Realized Net Gain (Loss)	(15,290)	(15,383)
Change in Unrealized Appreciation (Depreciation)	23,729	(4,088)
Net Increase (Decrease) in Net Assets Resulting from Operations	11,865	(14,668)
Distributions
Net Investment Income
Admiral Shares	(346)	(326)
ETF Shares	(5,141)	(4,534)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(5,487)	(4,860)
Capital Share Transactions
Admiral Shares	320	(2,971)
ETF Shares	36,793	19,785
Net Increase (Decrease) from Capital Share Transactions	37,113	16,814
Total Increase (Decrease)	43,491	(2,714)
Net Assets
Beginning of Period	158,772	161,486
End of Period[2]	202,263	158,772

1 Interest income from an affiliated company of the fund was $1,000.
2 Net Assets—End of Period includes undistributed net investment income of $1,096,000 and $3,157,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Financial Highlights

Admiral Shares
Six Months						Mar. 11,
	Ended					2005[1] to
For a Share Outstanding	February 28,	Year Ended August 31,				Aug. 31,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$25.77	$31.58	$41.01	$33.29	$28.18	$26.75
Investment Operations
Net Investment Income	.482[2]	.840[2]	.908[2]	.888[2]	.861[2,3]	.340[2]
Net Realized and Unrealized Gain (Loss)
on Investments[4]	1.305	(5.977)	(9.338)	7.308	5.041	1.090
Total from Investment Operations	1.787	(5.137)	(8.430)	8.196	5.902	1.430
Distributions
Dividends from Net Investment Income	(.757)	(.673)	(1.000)	(.476)	(.792)	—
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.757)	(.673)	(1.000)	(.476)	(.792)	—
Net Asset Value, End of Period	$26.80	$25.77	$31.58	$41.01	$33.29	$28.18

Total Return[5]	6.76%	–15.90%	–20.98%	24.77%	21.47%	5.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13	$12	$19	$51	$6	$1
Ratio of Total Expenses to
Average Net Assets	0.26%[6]	0.28%	0.25%	0.27%	0.28%	0.28%[6]
Ratio of Net Investment Income to
Average Net Assets	3.54%[6]	3.39%	2.50%	2.17%	3.28%[3]	2.70%[6]
Portfolio Turnover Rate[7]	33%[6]	25%	28%	17%	32%	41%

1 Inception.
2 Calculated based on average shares outstanding.
3 Net investment income per share and the ratio of net investment income to average net assets include $.112 and 0.38%, respectively, resulting from a special dividend from MCI in December 2005.
4 Includes increases from redemption fees of $.00, $.00, $.05, $.01, $.00, and $.00.
5 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
6 Annualized.
7 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Financial Highlights

ETF Shares
Six Months						Sept. 23,
	Ended					2004[1] to
For a Share Outstanding	February 28,	Year Ended August 31,				Aug. 31,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$50.58	$62.05	$80.60	$65.40	$55.35	$49.50
Investment Operations
Net Investment Income	.960[2]	1.602[2]	1.764[2]	1.741[2]	2.040[2,3]	1.300[2]
Net Realized and Unrealized Gain (Loss)
on Investments[4]	2.581	(11.699)	(18.316)	14.386	9.567	4.960
Total from Investment Operations	3.541	(10.097)	(16.552)	16.127	11.607	6.260
Distributions
Dividends from Net Investment Income	(1.511)	(1.373)	(1.998)	(.927)	(1.557)	(.410)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.511)	(1.373)	(1.998)	(.927)	(1.557)	(.410)
Net Asset Value, End of Period	$52.61	$50.58	$62.05	$80.60	$65.40	$55.35

Total Return	6.79%	–15.88%	–20.94%	24.81%	21.49%	12.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$190	$147	$143	$266	$72	$17
Ratio of Total Expenses to
Average Net Assets	0.23%[5]	0.25%	0.20%	0.23%	0.25%	0.26%[5]
Ratio of Net Investment Income to
Average Net Assets	3.57%[5]	3.42%	2.55%	2.21%	3.31%[3]	2.72%[5]
Portfolio Turnover Rate[6]	33%[5]	25%	28%	17%	32%	41%

1 Inception.
2 Calculated based on average shares outstanding.
3 Net investment income per share and the ratio of net investment income to average net assets include $.219 and 0.38%, respectively, resulting from a special dividend from MCI in December 2005.
4 Includes increases from redemption fees of $.00, $.00, $.08, $.03, $.00, and $.00.
5 Annualized.
6 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital share, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Notes to Financial Statements

Vanguard Telecommunication Services Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2006–2009), and for the period ended February 28, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2010, the fund had contributed capital of $41,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Telecommunication Services Index Fund

The following table summarizes the fund’s investments as of February 28, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	202,222	136	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2010, the fund realized $1,137,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2009, the fund had available capital loss carryforwards totaling $23,697,000 to offset future net capital gains of $29,000 through August 31, 2014, $818,000 through August 31, 2015, $4,154,000 through August 31, 2016, and $18,696,000 through August 31, 2017. In addition, the fund realized losses of $22,599,000 during the period from November 1, 2008, through August 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At February 28, 2010, the cost of investment securities for tax purposes was $224,174,000. Net unrealized depreciation of investment securities for tax purposes was $21,816,000, consisting of unrealized gains of $13,574,000 on securities that had risen in value since their purchase and $35,390,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2010, the fund purchased $72,948,000 of investment securities and sold $37,555,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2010		August 31, 2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	1,334	47	1,801	74
Issued in Lieu of Cash Distributions	304	11	299	14
Redeemed[1]	(1,318)	(47)	(5,071)	(217)
Net Increase (Decrease)—Admiral Shares	320	11	(2,971)	(129)
ETF Shares
Issued	41,994	800	117,888	2,702
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(5,201)	(100)	(98,103)	(2,100)
Net Increase (Decrease)—ETF Shares	36,793	700	19,785	602
1 Net of redemption fees for fiscal 2010 and 2009 of $0 and $7,000, respectively (fund totals).

G. In preparing the financial statements as of February 28, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Utilities Index Fund

Fund Profile

As of February 28, 2010

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	89	89	2,492
Median Market Cap	$10.7B	$10.7B	$29.0B
Price/Earnings Ratio	13.7x	13.7x	21.2x
Price/Book Ratio	1.4x	1.4x	2.1x
Yield[3]		4.4%	1.9%
Admiral Shares	4.1%
ETF Shares	4.1%
Return on Equity	13.4%	13.4%	19.4%
Earnings Growth Rate	9.0%	9.0%	8.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	5%	—	—
Expense Ratio[5]		—	—
Admiral Shares	0.28%
ETF Shares	0.25%
Short-Term Reserves	0.0%	—	—

Volatility Measures[6]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.53
Beta	1.00	0.61

Subindustry Diversification
(% of equity exposure)
Electric Utilities	47.8%
Gas Utilities	10.0
Independent Power Producers &
Energy Traders	6.5
Multi-Utilities	33.8
Water Utilities	1.9

Ten Largest Holdings[7] (% of total net assets)
Exelon Corp.	6.5%
Southern Co.	5.8
Dominion Resources Inc.	5.2
Duke Energy Corp.	4.9
FPL Group Inc.	4.2
American Electric Power Co. Inc.	3.7
PG&E Corp.	3.6
Public Service Enterprise Group Inc.	3.4
Entergy Corp.	3.3
FirstEnergy Corp.	2.7
Top Ten	43.3%

1 MSCI US IMI/Utilities.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 Annualized.
5 The expense ratios shown are from the prospectuses dated December 28, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended February 28, 2010, the annualized expense ratios were 0.26% for the Admiral Shares and 0.23% for the ETF Shares.
6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
7 The holdings listed exclude any temporary cash investments and equity index products.

Utilities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 26, 2004–February 28, 2010

Average Annual Total Returns: Periods Ended December 31, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five years	Inception
ETF Shares	1/26/2004
Market Price		11.41%	5.54%	8.06%
Net Asset Value		11.45	5.55	8.06
Admiral Shares[3]	4/28/2004	11.43	5.52	8.34

1 Six months ended February 28, 2010.
2 For more information about how the ETF Shares’ market prices have compared with their net asset value, visit www.vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Utilities Index Fund

Financial Statements (unaudited)

Statement of Net Assets

As of February 28, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (100.0%)
Electric Utilities (47.8%)
Exelon Corp.	884,257	38,288
Southern Co.	1,073,122	34,093
Duke Energy Corp.	1,749,541	28,605
FPL Group Inc.	526,604	24,419
American Electric
Power Co. Inc.	640,564	21,536
Entergy Corp.	253,368	19,248
FirstEnergy Corp.	408,800	15,800
PPL Corp.	505,668	14,401
Progress Energy Inc.	374,993	14,359
Edison International	415,083	13,544
Northeast Utilities	235,308	6,024
Allegheny Energy Inc.	227,402	5,151
Pepco Holdings Inc.	297,170	4,998
Pinnacle West Capital Corp.	135,786	4,944
DPL Inc.	160,614	4,263
ITC Holdings Corp.	68,080	3,634
NV Energy Inc.	314,798	3,497
Great Plains Energy Inc.	181,389	3,231
Westar Energy Inc.	146,217	3,129
Hawaiian Electric
Industries Inc.	123,477	2,515
IDACORP Inc.	63,861	2,109
Cleco Corp.	81,146	2,048
Portland General Electric Co. 100,884		1,815
PNM Resources Inc.	116,296	1,421
Unisource Energy Corp.	47,988	1,398
Allete Inc.	39,748	1,250
* El Paso Electric Co.	59,310	1,193
UIL Holdings Corp.	38,154	1,049
MGE Energy Inc.	31,027	1,029
Empire District Electric Co.	48,332	866
Central Vermont
Public Service Corp.	15,638	308
		280,165
Gas Utilities (10.0%)
Questar Corp.	233,836	9,819
EQT Corp.	166,792	7,299
Oneok Inc.	134,396	5,958
National Fuel Gas Co.	97,234	4,836
Energen Corp.	91,409	4,155
AGL Resources Inc.	103,798	3,771
UGI Corp.	145,885	3,654
Atmos Energy Corp.	124,184	3,410
Piedmont Natural
Gas Co. Inc.	98,048	2,533
Nicor Inc.	60,677	2,527
WGL Holdings Inc.	67,409	2,214
New Jersey Resources Corp.	56,375	2,053
Southwest Gas Corp.	60,289	1,723
South Jersey Industries Inc.	39,981	1,594

			Market
			Value•
		Shares	($000)
	Northwest Natural Gas Co.	35,578	1,565
	Laclede Group Inc.	28,349	930
	Chesapeake Utilities Corp.	11,899	357
*	China Natural Gas Inc.	18,455	173
			58,571
Independent Power Producers &
Energy Traders (6.5%)
*	AES Corp.	895,265	10,466
	Constellation Energy
	Group Inc.	242,475	8,504
*	NRG Energy Inc.	343,859	7,510
*	Calpine Corp.	474,602	5,192
*	Mirant Corp.	194,692	2,449
*	RRI Energy Inc.	472,797	2,009
*	Dynegy Inc. Class A	678,046	1,017
	Ormat Technologies Inc.	27,377	792
			37,939
Multi-Utilities (33.8%)
	Dominion Resources Inc.	800,930	30,427
	PG&E Corp.	497,476	20,854
	Public Service Enterprise
	Group Inc.	678,545	20,166
	Consolidated Edison Inc.	369,449	15,794
	Sempra Energy	313,969	15,438
	Xcel Energy Inc.	612,387	12,744
	DTE Energy Co.	221,178	9,604
	Ameren Corp.	317,725	7,851
	Wisconsin Energy Corp.	156,785	7,593
	CenterPoint Energy Inc.	497,334	6,654
	SCANA Corp.	156,872	5,655
	NiSource Inc.	369,805	5,555
	MDU Resources Group Inc.	239,195	4,889
	NSTAR	143,237	4,844
	OGE Energy Corp.	129,803	4,746
	CMS Energy Corp.	307,918	4,702
	Alliant Energy Corp.	148,368	4,693
	Integrys Energy Group Inc.	102,485	4,518
	TECO Energy Inc.	272,452	4,177
	Vectren Corp.	103,364	2,403
	Avista Corp.	73,393	1,494
	Black Hills Corp.	52,118	1,453
	NorthWestern Corp.	48,232	1,208
	CH Energy Group Inc.	21,188	847
			198,309
Water Utilities (1.9%)
	American Water
	Works Co. Inc.	234,150	5,212
	Aqua America Inc.	182,750	3,129
	California Water
	Service Group	26,405	947
	American States Water Co.	24,823	798
	SJW Corp.	18,563	417
	Middlesex Water Co.	18,067	299

		Market
		Value•
	Shares	($000)
Connecticut Water
Service Inc.	11,390	256
Consolidated Water Co. Ltd.	18,515	225
		11,283
Total Investments (100.0%)
(Cost $701,401)		586,267
Other Assets and Liabilities (0.0%)
Other Assets		5,268
Liabilities		(5,274)
		(6)
Net Assets (100%)		586,261

At February 28, 2010, net assets consisted of:
		Amount
		($000)
Paid-in Capital		716,718
Undistributed Net Investment Income		3,925
Accumulated Net Realized Losses		(19,248)
Unrealized Appreciation (Depreciation)		(115,134)
Net Assets		586,261

Admiral Shares—Net Assets
Applicable to 3,335,942 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		103,145
Net Asset Value Per Share—
Admiral Shares		$30.92

ETF Shares—Net Assets
Applicable to 7,842,732 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		483,116
Net Asset Value Per Share—
ETF Shares		$61.60

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Statement of Operations

Six Months Ended
February 28, 2010
($000)
Investment Income
Income
Dividends	10,825
Total Income	10,825
Expenses
The Vanguard Group—Note B
Investment Advisory Services	35
Management and Administrative—
Admiral Shares	104
Management and Administrative—
ETF Shares	357
Marketing and Distribution—
Admiral Shares	7
Marketing and Distribution—
ETF Shares	58
Custodian Fees	1
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	33
Trustees’ Fees and Expenses	1
Total Expenses	596
Expenses Paid Indirectly	(1)
Net Expenses	595
Net Investment Income	10,230
Realized Net Gain (Loss) on
Investment Securities Sold	3,802
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(8,920)
Net Increase (Decrease) in Net Assets
Resulting from Operations	5,112

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	10,230	16,574
Realized Net Gain (Loss)	3,802	(17,489)
Change in Unrealized Appreciation (Depreciation)	(8,920)	(83,085)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,112	(84,000)
Distributions
Net Investment Income
Admiral Shares	(1,699)	(3,297)
ETF Shares	(7,846)	(12,782)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(9,545)	(16,079)
Capital Share Transactions
Admiral Shares	22,823	(4,742)
ETF Shares	123,354	69,532
Net Increase (Decrease) from Capital Share Transactions	146,177	64,790
Total Increase (Decrease)	141,744	(35,289)
Net Assets
Beginning of Period	444,517	479,806
End of Period[1]	586,261	444,517

1 Net Assets—End of Period includes undistributed net investment income of $3,925,000 and $3,240,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$30.73	$39.26	$40.60	$36.47	$34.03	$26.70
Investment Operations
Net Investment Income	.627[1]	1.251	1.126	1.080	1.080[1]	.972[1]
Net Realized and Unrealized Gain (Loss)
on Investments[2]	.173	(8.530)	(1.340)	4.089	2.378	7.623
Total from Investment Operations	.800	(7.279)	(.214)	5.169	3.458	8.595
Distributions
Dividends from Net Investment Income	(.610)	(1.251)	(1.126)	(1.039)	(1.018)	(1.265)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.610)	(1.251)	(1.126)	(1.039)	(1.018)	(1.265)
Net Asset Value, End of Period	$30.92	$30.73	$39.26	$40.60	$36.47	$34.03

Total Return[3]	2.55%	–18.39%	–0.69%	14.33%	10.48%	32.87%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$103	$81	$109	$108	$52	$30
Ratio of Total Expenses to
Average Net Assets	0.26%[4]	0.28%	0.25%	0.26%	0.28%	0.28%
Ratio of Net Investment Income to
Average Net Assets	4.06%[4]	4.28%	2.75%	2.70%	3.26%	3.34%
Portfolio Turnover Rate[5]	5%[4]	10%	18%	12%	9%	7%

1 Calculated based on average shares outstanding.
2 Includes increases from redemption fees of $.00, $.01, $.02, $.02, $.04, and $.00.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$61.24	$78.22	$80.92	$72.68	$67.80	$53.14
Investment Operations
Net Investment Income	1.261[1]	2.512	2.285	2.180	2.214[1]	2.036[1]
Net Realized and Unrealized Gain (Loss)
on Investments[2]	.326	(16.978)	(2.695)	8.156	4.704	15.115
Total from Investment Operations	1.587	(14.466)	(.410)	10.336	6.918	17.151
Distributions
Dividends from Net Investment Income	(1.227)	(2.514)	(2.290)	(2.096)	(2.038)	(2.491)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.227)	(2.514)	(2.290)	(2.096)	(2.038)	(2.491)
Net Asset Value, End of Period	$61.60	$61.24	$78.22	$80.92	$72.68	$67.80

Total Return	2.54%	–18.34%	–0.66%	14.37%	10.52%	32.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$483	$364	$371	$285	$183	$95
Ratio of Total Expenses to
Average Net Assets	0.23%[3]	0.25%	0.20%	0.22%	0.25%	0.26%
Ratio of Net Investment Income to
Average Net Assets	4.09%[3]	4.31%	2.80%	2.74%	3.29%	3.36%
Portfolio Turnover Rate[4]	5%[3]	10%	18%	12%	9%	7%

1 Calculated based on average shares outstanding.
2 Includes increases from redemption fees of $.00, $.02, $.04, $.03, $.06 and $.01.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Notes to Financial Statements

Vanguard Utilities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2006–2009), and for the period ended February 28, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2010, the fund had contributed capital of $120,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended February 28, 2010, custodian fee offset arrangements reduced the fund’s expenses by $1,000 (an annual rate of 0.00% of average net assets).

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

Utilities Index Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2010, the fund realized $4,374,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2009, the fund had available capital loss carryforwards totaling $3,425,000 to offset future net capital gains of $515,000 through August 31, 2015, and $2,910,000 through August 31, 2017. In addition, the fund realized losses of $14,092,000 during the period from November 1, 2008, through August 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At February 28, 2010, the cost of investment securities for tax purposes was $701,401,000. Net unrealized depreciation of investment securities for tax purposes was $115,134,000, consisting of unrealized gains of $2,480,000 on securities that had risen in value since their purchase and $117,614,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 28, 2010, the fund purchased $190,287,000 of investment securities and sold $43,315,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2010		August 31, 2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	33,787	1,057	20,497	698
Issued in Lieu of Cash Distributions	1,441	45	2,918	98
Redeemed[1]	(12,405)	(397)	(28,157)	(949)
Net Increase (Decrease)—Admiral Shares	22,823	705	(4,742)	(153)
ETF Shares
Issued	154,023	2,404	153,405	2,602
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(30,669)	(500)	(83,873)	(1,400)
Net Increase (Decrease)—ETF Shares	123,354	1,904	69,532	1,202
1 Net of redemption fees for fiscal 2010 and 2009 of $21,000 and $113,000, respectively (fund totals).

H. In preparing the financial statements as of February 28, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples on this page are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The acompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 2% fee on redemptions of Admiral Shares held for less than one year. If this fee were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended February 28, 2010
		Beginning	Ending	Expenses
		Account Value	Account Value	Paid During
Index Fund	Share Class	8/31/2009	2/28/2010	Period[1]
Based on Actual Fund Return
Consumer Discretionary	Admiral	$1,000.00	$1,177.07	$1.40
	ETF	1,000.00	1,177.15	1.24
Consumer Staples	Admiral	$1,000.00	$1,108.09	$1.36
	ETF	1,000.00	1,108.09	1.20
Energy	Admiral	$1,000.00	$1,109.27	$1.36
	ETF	1,000.00	1,109.55	1.20
Financials	Admiral	$1,000.00	$1,025.76	$1.31
	ETF	1,000.00	1,025.92	1.16
Health Care	Admiral	$1,000.00	$1,114.38	$1.36
	ETF	1,000.00	1,114.71	1.21
Industrials	Admiral	$1,000.00	$1,155.21	$1.39
	ETF	1,000.00	1,155.36	1.23
Information Technology	Admiral	$1,000.00	$1,109.27	$1.36
	ETF	1,000.00	1,109.62	1.20
Materials	Admiral	$1,000.00	$1,103.02	$1.36
	ETF	1,000.00	1,102.93	1.20
Telecommunication Services	Admiral	$1,000.00	$1,067.62	$1.33
	ETF	1,000.00	1,067.91	1.18
Utilities	Admiral	$1,000.00	$1,025.45	$1.31
	ETF	1,000.00	1,025.40	1.15
Based on Hypothetical 5% Yearly Return
Consumer Discretionary	Admiral	$1,000.00	$1,023.51	$1.30
	ETF	1,000.00	1,023.65	1.15
Consumer Staples	Admiral	$1,000.00	$1,023.51	$1.30
	ETF	1,000.00	1,023.65	1.15
Energy	Admiral	$1,000.00	$1,023.51	$1.30
	ETF	1,000.00	1,023.65	1.15
Financials	Admiral	$1,000.00	$1,023.51	$1.30
	ETF	1,000.00	1,023.65	1.15
Health Care	Admiral	$1,000.00	$1,023.51	$1.30
	ETF	1,000.00	1,023.65	1.15
Industrials	Admiral	$1,000.00	$1,023.51	$1.30
	ETF	1,000.00	1,023.65	1.15
Information Technology	Admiral	$1,000.00	$1,023.51	$1.30
	ETF	1,000.00	1,023.65	1.15
Materials	Admiral	$1,000.00	$1,023.51	$1.30
	ETF	1,000.00	1,023.65	1.15
Telecommunication Services	Admiral	$1,000.00	$1,023.51	$1.30
	ETF	1,000.00	1,023.65	1.15
Utilities	Admiral	$1,000.00	$1,023.51	$1.30
	ETF	1,000.00	1,023.65	1.15

1 The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are 0.26% for the Consumer Discretionary Index Fund Admiral Shares and 0.23% for the ETF Shares; 0.26% for the Consumer Staples Index Fund Admiral Shares and 0.23% for the ETF Shares; 0.26% for the Energy Index Fund Admiral Shares and 0.23% for the ETF Shares; 0.26% for the Financials Index Fund Admiral Shares and 0.23% for the ETF Shares; 0.26% for the Health Care Index Fund Admiral Shares and 0.23% for the ETF Shares; 0.26% for the Industrials Index Fund Admiral Shares and 0.23% for the ETF Shares; 0.26% for the Information Technology Index Fund Admiral Shares and 0.23% for the ETF Shares; 0.26% for the Materials Index Fund Admiral Shares and 0.23% for the ETF Shares; 0.26% for the Telecommunication Services Index Fund Admiral Shares and 0.23% for the ETF Shares; and 0.26% for the Utilities Index Fund Admiral Shares and 0.23% for the ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, the most recent 12-month period, then divided by the number of days in the most recent 12-month period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 161 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee1

F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman
of the Board. Principal Occupation(s) During the
Past Five Years: Chairman of the Board of The
Vanguard Group, Inc., and of each of the investment
companies served by The Vanguard Group, since
January 2010; Director of The Vanguard Group since
2008; Chief Executive Officer and President of The
Vanguard Group and of each of the investment
companies served by The Vanguard Group since
2008; Director of Vanguard Marketing Corporation;
Managing Director of The Vanguard Group
(1995–2008).

Independent Trustees

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive
Chief Staff and Marketing Officer for North America
and Corporate Vice President (retired 2008) of Xerox
Corporation (document management products and
services); Director of SPX Corporation (multi-industry
manufacturing), the United Way of Rochester, the
Boy Scouts of America, Amerigroup Corporation
(managed health care), and Monroe Community
College Foundation.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.2 Principal
Occupation(s) During the Past Five Years: Chairman
and Chief Executive Officer (retired 2009) and
President (2006–2008) of Rohm and Haas Co.
(chemicals); Board Member of American Chemistry
Council; Director of Tyco International, Ltd. (diversified
manufacturing and services) and Hewlett-Packard
Co. (electronic computer manufacturing); Trustee of
The Conference Board.

Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years:
President of the University of Pennsylvania;
Christopher H. Browne Distinguished Professor of
Political Science in the School of Arts and Sciences
with secondary appointments at the Annenberg
School for Communication and the Graduate School
of Education of the University of Pennsylvania;
Director of Carnegie Corporation of New York,
Schuylkill River Development Corporation, and
Greater Philadelphia Chamber of Commerce;
Trustee of the National Constitution Center.

JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate
Vice President and Chief Global Diversity Officer
since 2006 (retired 2008) and Member of the
Executive Committee (retired 2008) of Johnson &
Johnson (pharmaceuticals/consumer products); Vice
President and Chief Information Officer of Johnson
& Johnson (1997–2005); Director of the University
Medical Center at Princeton and Women’s Research
and Education Institute; Member of the Advisory
Board of the Maxwell School of Citizenship and
Public Affairs at Syracuse University.

F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years: President
and Chief Operating Officer since 2005 (retired 2009)
and Vice Chairman of the Board (2008–2009) of
Cummins Inc. (industrial machinery); Director of SKF
AB (industrial machinery), Hillenbrand, Inc. (specialized
consumer services), Sauer-Danfoss Inc. (machinery),
the Lumina Foundation for Education, and the
Columbus Community Education Coalition; Chairman
of the Advisory Council for the College of Arts and
Letters at the University of Notre Dame.

André F. Perold
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George
Gund Professor of Finance and Banking at the
Harvard Business School; Chair of the Investment
Committee of HighVista Strategies LLC (private
investment firm).

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Deputy Chairman of
the Federal Reserve Bank of Cleveland; Trustee of
University Hospitals of Cleveland, The Cleveland
Museum of Art, and Case Western Reserve
University.

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005);
Director of Corning Incorporated and Dow Corning;
Trustee of the Corning Incorporated Foundation and
the Corning Museum of Glass; Overseer of the
Amos Tuck School of Business Administration at
Dartmouth College.

Executive Officers

Thomas J. Higgins
Born 1957. Chief Financial Officer Since
September 2008. Principal Occupation(s) During
the Past Five Years: Principal of The Vanguard
Group, Inc.; Chief Financial Officer of each of the
investment companies served by The Vanguard
Group since 2008; Treasurer of each of the
investment companies served by The Vanguard
Group (1998–2008).

Kathryn J. Hyatt
Born 1955. Treasurer Since November 2008.
Principal Occupation(s) During the Past Five Years:
Principal of The Vanguard Group, Inc.; Treasurer of
each of the investment companies served by The
Vanguard Group since 2008; Assistant Treasurer of
each of the investment companies served by The
Vanguard Group (1988–2008).

Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: Managing
Director of The Vanguard Group, Inc., since 2006;
General Counsel of The Vanguard Group since 2005;
Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard
Group since 2005; Director and Senior Vice President
of Vanguard Marketing Corporation since 2005;
Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Michael S. Miller
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Glenn W. Reed
Paul A. Heller	George U. Sauter

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P. O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for
Text Telephone for People	“proxy voting guidelines,” or by calling Vanguard at 800-662-2739.
With Hearing Impairment > 800-749-7273	The guidelines are also available from the SEC’s website,
www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com
This material may be used in conjunction with	or www.sec.gov.
the offering of shares of any Vanguard fund
only if preceded or accompanied by the fund’s	You can review and copy information about your fund at the SEC’s
current prospectus.	Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-551-8090. Information about
The funds or securities referred to herein are not sponsored,	your fund is also available on the SEC’s website, and you can
endorsed, or promoted by MSCI, and MSCI bears no liability	receive copies of this information, for a fee, by sending a request in
with respect to any such funds or securities. For any such funds	either of two ways: via e-mail addressed to publicinfo@sec.gov or
or securities, the prospectus or the Statement of Additional	via regular mail addressed to the Public Reference Section,
Information contains a more detailed description of the limited	Securities and Exchange Commission, Washington, DC 20549-1520.
relationship MSCI has with The Vanguard Group and any
related funds.
© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q4832 042010

Vanguard Extended Duration Treasury
Index Fund Semiannual Report

February 28, 2010

> For the fiscal half-year ended February 28, 2010, Vanguard Extended Duration Treasury Index Fund returned about –8%. The market return of the ETF Shares was a bit lower.

> Yields of long-term Treasury securities rose during the period in response to investors’ expectations of higher inflation and rising interest rates.

> The fund trailed its target, the Barclays Capital U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index, because of temporary pricing differences between the fund and the index at the close of trading on the final day of the six-month period.

Contents
Your Fund’s Total Returns	1
Chairman’s Letter	2
Fund Profile	6
Performance Summary	7
Financial Statements	8
About Your Fund’s Expenses	17
Glossary	19

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Six Months Ended February 28, 2010
			Ticker	Total
			Symbol	Returns
Vanguard Extended Duration Treasury Index Fund
Institutional Shares[1]			VEDTX	–8.42%
ETF Shares[2]			EDV
Market Price				–9.91
Net Asset Value				–8.43
Barclays Capital U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index				–7.46

Your Fund’s Performance at a Glance
August 31, 2009–February 28, 2010
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Extended Duration Treasury
Index Fund
Institutional Shares	$30.69	$24.12	$0.618	$3.345
ETF Shares	101.91	80.01	2.050	11.108

1 This class of shares carries low expenses and is available for a minimum initial investment of $5 million.
2 These Vanguard ETF® shares are traded on the NYSE Arca exchange and are available only through brokers. The table shows ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.

1

Chairman’s Letter

Dear Shareholder,

Vanguard Extended Duration Treasury Index Fund returned about –8% for the half-year through February 2010, a not unusual swing from the positive 12-month return we reported to you last fall. This is because of the fund’s long duration, which makes its share price very sensitive to changes in interest rates.

During the past six months, investors have modestly ratcheted up their long-term inflation forecasts, and this change is reflected in increases in long-term interest rates. They’ve done so because the economy appears to be emerging from the worst recession in a generation, and the later stages of expansions can be inflationary. For the near term, the market is also concerned about the potential consequences of government policies that were aimed at combating the economic slump and an unprecedented financial crisis.

The fund’s performance slightly trailed that of its benchmark, the Barclays Capital U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index. Small short-term deviations, positive or negative, aren’t unusual because of the cost-efficient sampling technique the fund uses and because of slight differences in the way the index and the fund are priced at the close of the trading day.

The Fed begins unwinding its rescue programs
The yields of longer-term U.S. Treasury bonds rose during the past six months. Thirty-year Treasury yields rose the most,

to 4.53%, an increase of 35 basis points for the half year (and 82 basis points over 12 months). By contrast, the yields of the shortest-term securities remained near 0%.

Although the Federal Reserve Board expects to keep its target for short-term interest rates close to zero for “an extended period,” it began to wind down credit programs established during the financial crisis. The Fed’s most dramatic (though largely symbolic) act was to raise the interest rate at its discount window, a lending facility designed to help commercial banks and other depository institutions meet emergency short-term funding needs.

The broad taxable bond market returned 3.19%, with notable strength in corporate bonds. The broad municipal bond market returned 4.13%.

Stock markets caught their breath at the end of a solid six months
For the six months, the broad U.S. stock market returned about 10%. The rally seemed to downshift toward the end of the period, as the investor relief that powered markets higher a year ago gave way to sober-minded assessment of corporate earnings-growth prospects.

Smaller-capitalization stocks did a little better than larger-caps, and growth-oriented securities bested their value-

Market Barometer
			Total Returns
		Periods Ended February 28, 2010
	Six Months	One Year	Five Years[1]
Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable Bond market)	3.19%	9.32%	5.36%
Barclays Capital Municipal Bond Index	4.13	9.98	4.50
Citigroup 3-Month Treasury Bill Index	0.06	0.14	2.81

Stocks
Russell 1000 Index (Large-caps)	9.91%	55.32%	0.77%
Russell 2000 Index (Small-caps)	10.59	63.95	1.16
Dow Jones U.S. Total Stock Market Index	10.23	56.38	1.20
MSCI All Country World Index ex USA (International)	3.83	63.51	4.60

CPI
Consumer Price Index	0.42%	2.14%	2.48%

1 Annualized.

3

oriented counterparts, but the uniformity of returns from different market segments was more striking than the differences.

International stocks produced more modest returns. In Europe, the precarious financial health of Greece and smaller economies such as Portugal and Ireland weighed on the markets. In Asia, the Japanese stock market’s weakness held back results for Asia Pacific indexes. Emerging market stocks continued to outpace those from developed markets.

The market’s inflation forecast put pressure on the fund’s yield
In our last shareholder letter, we reported that Vanguard Extended Duration Treasury Index Fund returned about 8% for the fiscal year ended August 31, 2009. In a bit of negative symmetry, the fund returned about –8% for the recent fiscal half-year.

This fund’s returns are particularly volatile because of its long duration—about 26.5 years at the end of February. The prices of the fund’s securities can rise or fall dramatically as investors grapple with the higher-than-usual uncertainty associated with the longest-maturity bonds.

Much of the extra uncertainty surrounds expectations about inflation, an ever-present concern of long-term bondholders. The financial market’s consensus estimate of the 10-year future inflation rate has shifted since last August from 1.65% annually to 2.16% annually, as of February. (The consensus estimate figures are

Expense Ratios[1]
	Institutional	ETF
	Shares	Shares
Extended Duration Treasury Index Fund	0.11%	0.14%

1 The fund expense ratios shown are from the prospectuses dated December 28, 2009, and represent estimated costs for the current fiscal year based on the fund's net assets as of the prospectus date. For the six months ended February 28, 2010, the annualized expense ratios were 0.11% for Institutional Shares and 0.13% for the ETF Shares.

4

derived from the “break-even inflation rate,” which compares the expected yield of traditional Treasury bonds with that of Treasury inflation-protected securities.)

Investors are apprehensive about the potential inflationary pressure arising from the economy’s apparent emergence from the Great Recession. Continued expansion could stoke inflation, although probably not too soon because of factors such as still-low capacity utilization and a high jobless rate.

The federal government’s large debt-financing needs, which have expanded greatly because of its stimulus programs, are another source of concern. Large issuance of new Treasury bonds can put upward pressure on yields as it drives down bond prices.

To address these potentially inflationary developments, the Federal Reserve Board undoubtedly will at some point rein in its highly accommodative monetary policy. This too could put upward pressure on yields.

The fund can be a useful tool for liability-driven investing
Perhaps counterintuitively, the loss incurred by the Extended Duration Treasury Index Fund during the fiscal half-year shows that the fund performed as intended. The fund was designed primarily to help managers of defined-benefit pension plans hedge changes in the value of their future liabilities with an investment that moves in the same direction. For pension-plan managers, the fund can serve as a straightforward and transparent tool to help reduce the volatility in the ratio of a plan’s assets to its liabilities.

On another matter, I would like to inform you that as of January 1, 2010, we completed a leadership transition that began in March 2008. I succeeded Jack Brennan as chairman of Vanguard and each of the funds. Jack has agreed to serve as chairman emeritus and senior advisor. Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 12, 2010

Extended Duration Treasury Index Fund

Fund Profile
As of February 28, 2010

Financial Attributes
		Target
	Fund	Index[1]
Number of Issues	51	51
Yield[2]		4.8%
Institutional Shares	4.8%
ETF Shares	4.7%
Yield to Maturity	4.8%[3]	4.8%
Average Coupon	0.0%	0.0%
Average Effective Maturity	25.1 years	24.8 years
Average Quality[4]	Aaa	Aaa
Average Duration	26.5 years	26.2 years
Expense Ratio[5]		—
Institutional Shares	0.11%
ETF Shares	0.14%
Short-Term Reserves	0.0%	—

Sector Diversification (% of portfolio)
Treasury/Agency	100.0%

Distribution by Maturity (% of portfolio)
20–30 Years	100.0%

Distribution by Credit Quality[4] (% of portfolio)
Aaa	100.0%

Investment Focus

1 Barclays Capital U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index.
2 30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible date.
3 Before expenses.
4 Moody’s Investors Service.
5 The expense ratios shown are from the prospectuses dated December 28, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended February 28, 2010, the annualized expense  ratios were 0.11% for Institutional Shares and 0.13% for ETF Shares.

6

Extended Duration Treasury Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 28, 2007–February 28, 2010

		Institutional Shares		Barclays[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
2008	–1.6%	2.0%	0.4%	0.8%
2009	4.0	4.0	8.0	8.4
2010[2]	–10.4	2.0	–8.4	–7.5

Average Annual Total Returns: Periods Ended December 31, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since Inception
	Inception Date	One Year	Capital	Income	Total
Institutional Shares	11/28/2007	–36.65%	–5.04%	3.71%	–1.33%
ETF Shares[3]	12/6/2007
Market Price		–36.63	—	—	–0.38
Net Asset Value		–36.66	–10.17	9.69	–0.48

1 Barclays Capital U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index.
2 Six months ended February 28, 2010.
3 For more information about how the ETF Shares’ market prices have compared with their net asset value, visit www.vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

7

Extended Duration Treasury Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (100.0%)
U.S. Government Securities (100.0%)
United States Treasury Strip Coupon	0.000%	5/15/30	18,700	7,110
United States Treasury Strip Coupon	0.000%	8/15/30	16,250	6,110
United States Treasury Strip Coupon	0.000%	11/15/30	19,600	7,284
United States Treasury Strip Coupon	0.000%	2/15/31	20,535	7,537
United States Treasury Strip Coupon	0.000%	5/15/31	16,960	6,153
United States Treasury Strip Coupon	0.000%	8/15/31	16,600	5,955
United States Treasury Strip Coupon	0.000%	11/15/31	17,350	6,146
United States Treasury Strip Coupon	0.000%	2/15/32	16,135	5,644
United States Treasury Strip Coupon	0.000%	5/15/32	19,550	6,768
United States Treasury Strip Coupon	0.000%	8/15/32	17,300	5,905
United States Treasury Strip Coupon	0.000%	11/15/32	16,495	5,585
United States Treasury Strip Coupon	0.000%	2/15/33	19,310	6,446
United States Treasury Strip Coupon	0.000%	5/15/33	18,675	6,173
United States Treasury Strip Coupon	0.000%	8/15/33	17,150	5,586
United States Treasury Strip Coupon	0.000%	11/15/33	15,710	5,059
United States Treasury Strip Coupon	0.000%	2/15/34	19,085	6,059
United States Treasury Strip Coupon	0.000%	5/15/34	15,860	4,995
United States Treasury Strip Coupon	0.000%	8/15/34	16,825	5,218
United States Treasury Strip Coupon	0.000%	11/15/34	19,835	6,095
United States Treasury Strip Coupon	0.000%	2/15/35	15,650	4,738
United States Treasury Strip Coupon	0.000%	5/15/35	18,930	5,673
United States Treasury Strip Coupon	0.000%	8/15/35	17,465	5,166
United States Treasury Strip Coupon	0.000%	11/15/35	17,135	5,019
United States Treasury Strip Coupon	0.000%	2/15/36	23,075	6,661
United States Treasury Strip Coupon	0.000%	5/15/36	17,390	4,968
United States Treasury Strip Coupon	0.000%	8/15/36	18,550	5,230
United States Treasury Strip Coupon	0.000%	11/15/36	16,700	4,646
United States Treasury Strip Coupon	0.000%	2/15/37	25,585	7,050
United States Treasury Strip Coupon	0.000%	5/15/37	17,000	4,621
United States Treasury Strip Coupon	0.000%	8/15/37	16,875	4,522
United States Treasury Strip Coupon	0.000%	11/15/37	16,900	4,472
United States Treasury Strip Coupon	0.000%	2/15/38	19,015	4,977
United States Treasury Strip Coupon	0.000%	5/15/38	19,950	5,142
United States Treasury Strip Coupon	0.000%	8/15/38	18,595	4,747
United States Treasury Strip Coupon	0.000%	11/15/38	15,600	3,960
United States Treasury Strip Coupon	0.000%	2/15/39	14,100	3,521
United States Treasury Strip Coupon	0.000%	5/15/39	10,300	2,532
United States Treasury Strip Coupon	0.000%	8/15/39	13,400	3,255
United States Treasury Strip Coupon	0.000%	11/15/39	15,970	3,834

8

Extended Duration Treasury Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Strip Principal	0.000%	5/15/30	17,655	6,838
United States Treasury Strip Principal	0.000%	2/15/31	13,600	5,092
United States Treasury Strip Principal	0.000%	2/15/36	13,050	3,891
United States Treasury Strip Principal	0.000%	2/15/37	10,200	2,894
United States Treasury Strip Principal	0.000%	5/15/37	18,705	5,239
United States Treasury Strip Principal	0.000%	2/15/38	14,700	3,931
United States Treasury Strip Principal	0.000%	5/15/38	14,495	3,823
United States Treasury Strip Principal	0.000%	2/15/39	21,035	5,356
United States Treasury Strip Principal	0.000%	5/15/39	26,390	6,593
United States Treasury Strip Principal	0.000%	8/15/39	22,115	5,441
United States Treasury Strip Principal	0.000%	11/15/39	19,500	4,733
United States Treasury Strip Principal	0.000%	2/15/40	35,300	8,472
Total U.S. Government and Agency Obligations (Cost $290,241)				272,865

			Shares
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund (Cost $67)	0.163%		66,826	67
Total Investments (100.0%) (Cost $290,308)				272,932
Other Assets and Liabilities (0.0%)
Other Assets				9,787
Liabilities				(9,822)
				(35)
Net Assets (100%)				272,897

At February 28, 2010, net assets consisted of:
				Amount
				($000)
Paid-in Capital				290,448
Undistributed Net Investment Income				1,836
Accumulated Net Realized Losses				(2,011)
Unrealized Appreciation (Depreciation)				(17,376)
Net Assets				272,897

Institutional Shares—Net Assets
Applicable to 7,829,369 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				188,883
Net Asset Value Per Share—Institutional Shares				$24.12

ETF Shares—Net Assets
Applicable to 1,050,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				84,014
Net Asset Value Per Share—ETF Shares				$80.01

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

9

Extended Duration Treasury Index Fund

Statement of Operations

Six Months Ended
February 28, 2010
($000)
Investment Income
Income
Interest	5,606
Total Income	5,606
Expenses
The Vanguard Group—Note B
Investment Advisory Services	15
Management and Administrative—Institutional Shares	50
Management and Administrative—ETF Shares	26
Marketing and Distribution—Institutional Shares	24
Marketing and Distribution—ETF Shares	10
Custodian Fees	13
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	3
Total Expenses	141
Net Investment Income	5,465
Realized Net Gain (Loss) on Investment Securities Sold	(1,962)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(23,203)
Net Increase (Decrease) in Net Assets Resulting from Operations	(19,700)

See accompanying Notes, which are an integral part of the Financial Statements.

10

Extended Duration Treasury Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,465	8,763
Realized Net Gain (Loss)	(1,962)	42,012
Change in Unrealized Appreciation (Depreciation)	(23,203)	5,603
Net Increase (Decrease) in Net Assets Resulting from Operations	(19,700)	56,378
Distributions
Net Investment Income
Institutional Shares	(3,403)	(7,647)
ETF Shares	(1,670)	(1,511)
Realized Capital Gain[1]
Institutional Shares	(18,983)	—
ETF Shares	(9,997)	—
Total Distributions	(34,053)	(9,158)
Capital Share Transactions
Institutional Shares	72,981	(154,948)
ETF Shares	56,877	41,503
Net Increase (Decrease) from Capital Share Transactions	129,858	(113,445)
Total Increase (Decrease)	76,105	(66,225)
Net Assets
Beginning of Period	196,792	263,017
End of Period[2]	272,897	196,792

1 Includes fiscal 2010 short-term gain distributions totaling $28,981,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $1,836,000 and $1,444,000.

See accompanying Notes, which are an integral part of the Financial Statements.

11

Extended Duration Treasury Index Fund

Financial Highlights

Institutional Shares
	Six Months	Year	Nov. 28,
	Ended	Ended	2007[1] to
	February 28,	Aug. 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2010	2009	2008
Net Asset Value, Beginning of Period	$30.69	$29.52	$30.00
Investment Operations
Net Investment Income	.606[2]	1.273[2]	1.023[2]
Net Realized and Unrealized Gain (Loss) on Investments[3]	(3.213)	1.221	(.928)
Total from Investment Operations	(2.607)	2.494	.095
Distributions
Dividends from Net Investment Income	(.618)	(1.324)	(.575)
Distributions from Realized Capital Gains	(3.345)	—	—
Total Distributions	(3.963)	(1.324)	(.575)
Net Asset Value, End of Period	$24.12	$30.69	$29.52

Total Return[4]	–8.42%	8.05%	0.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$189	$151	$258
Ratio of Total Expenses to Average Net Assets	0.11%[5]	0.11%	0.11%[5]
Ratio of Net Investment Income to Average Net Assets	4.53%[5]	3.93%	4.55%[5]
Portfolio Turnover Rate[6]	26%[5]	39%	36%

1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increases from purchase fees of $.00, $.01, and $.03.
4 Total returns do not include a portfolio transaction fee that may apply to aggregate purchases of more than $20 million by a single investor.
5 Annualized.
6 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Extended Duration Treasury Index Fund

Financial Highlights

ETF Shares
	Six Months	Year	Dec. 6,
	Ended	Ended	2007[1] to
	February 28,	Aug. 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2010	2009	2008
Net Asset Value, Beginning of Period	$101.91	$98.11	$97.78
Investment Operations
Net Investment Income	2.062[2]	4.317[2]	3.166[2]
Net Realized and Unrealized Gain (Loss) on Investments[3]	(10.804)	3.880	(.983)
Total from Investment Operations	(8.742)	8.197	2.183
Distributions
Dividends from Net Investment Income	(2.050)	(4.397)	(1.853)
Distributions from Realized Capital Gains	(11.108)	—	—
Total Distributions	(13.158)	(4.397)	(1.853)
Net Asset Value, End of Period	$80.01	$101.91	$98.11

Total Return	–8.43%	7.98%	2.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$84	$46	$5
Ratio of Total Expenses to Average Net Assets	0.13%[4]	0.14%	0.14%[4]
Ratio of Net Investment Income to Average Net Assets	4.51%[4]	3.90%	4.52%[4]
Portfolio Turnover Rate[5]	26%[4]	39%	36%

1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increases from purchase fees of $.02, $.02, and $.11.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Extended Duration Treasury Index Fund

Notes to Financial Statements

Vanguard Extended Duration Treasury Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Institutional Shares, Institutional Plus Shares, and ETF Shares. Institutional Shares are designed for investors who meet certain administrative and service criteria and invest a minimum of $5 million. Institutional Plus Shares are available to investors who invest a minimum of $100 million. The fund has not issued any Institutional Plus Shares through February 28, 2010. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2009), and for the period ended February 28, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees, if any, assessed on purchases of Institutional Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2010, the fund had contributed capital of $53,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

14

Extended Duration Treasury Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of February 28, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	272,865	—
Temporary Cash Investments	67	—	—
Total	67	272,865	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At February 28, 2010, the cost of investment securities for tax purposes was $290,308,000. Net unrealized depreciation of investment securities for tax purposes was $17,376,000, consisting of unrealized gains of $28,000 on securities that had risen in value since their purchase and $17,404,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2010, the fund purchased $126,995,000 of investment securities and sold $31,233,000 of investment securities, other than temporary cash investments.

15

Extended Duration Treasury Index Fund

F.	Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2010		August 31, 2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued[1]	53,702	2,108	40,704	1,396
Issued in Lieu of Cash Distributions	21,773	901	7,647	222
Redeemed	(2,494)	(97)	(203,299)	(5,443)
Net Increase (Decrease)—Institutional Shares	72,981	2,912	(154,948)	(3,825)
ETF Shares
Issued[1]	56,877	600	60,981	550
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	—	—	(19,478)	(150)
Net Increase (Decrease)—ETF Shares	56,877	600	41,503	400
1 Includes purchase fees of $55,000 and $42,000 (fund totals).

G. In preparing the financial statements as of February 28, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

16

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended February 28, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Extended Duration Treasury Index Fund	8/31/2009	2/28/2010	Period[1]
Based on Actual Fund Return
Institutional Shares	$1,000.00	$915.81	$0.52
ETF Shares	1,000.00	915.72	0.62
Based on Hypothetical 5% Yearly Return
Institutional Shares	$1,000.00	$1,024.25	$0.55
ETF Shares	1,000.00	1,024.15	0.65

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.11% for Institutional Shares and 0.13% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

17

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

18

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Distribution by Coupon. A breakdown of the securities in a fund according to coupon rate—the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or “called”) early by the issuer.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

19

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 161 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years: Chairman
Born 1957. Trustee Since July 2009. Chairman of the	and Chief Executive Officer (retired 2009) and
Board. Principal Occupation(s) During the Past Five	President (2006–2008) of Rohm and Haas Co.
Years: Chairman of the Board of The Vanguard Group,	(chemicals); Board Member of American Chemistry
Inc., and of each of the investment companies served	Council; Director of Tyco International, Ltd. (diversified
by The Vanguard Group, since January 2010; Director	manufacturing and services) and Hewlett-Packard Co.
of The Vanguard Group since 2008; Chief Executive	(electronic computer manufacturing); Trustee of The
Officer and President of The Vanguard Group and of	Conference Board.
each of the investment companies served by The
Vanguard Group since 2008; Director of Vanguard	Amy Gutmann
Marketing Corporation; Managing Director of The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group (1995–2008).	Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.
Browne Distinguished Professor of Political Science
Independent Trustees	in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Emerson U. Fullwood	nication and the Graduate School of Education of
Born 1948. Trustee Since January 2008. Principal	the University of Pennsylvania; Director of Carnegie
Occupation(s) During the Past Five Years: Executive	Corporation of New York, Schuylkill River Development
Chief Staff and Marketing Officer for North America	Corporation, and Greater Philadelphia Chamber of
and Corporate Vice President (retired 2008) of Xerox	Commerce; Trustee of the National Constitution Center.
Corporation (document management products and
services); Director of SPX Corporation (multi-industry
manufacturing), the United Way of Rochester, the
Boy Scouts of America, Amerigroup Corporation
(managed health care), and Monroe Community
College Foundation.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the
Maxwell School of Citizenship and Public Affairs	Kathryn J. Hyatt
at Syracuse University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal
F. Joseph Loughrey	of The Vanguard Group, Inc.; Treasurer of each of
Born 1949. Trustee Since October 2009. Principal	the investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President	Group since 2008; Assistant Treasurer of each of the
and Chief Operating Officer since 2005 (retired 2009)	investment companies served by The Vanguard Group
and Vice Chairman of the Board (2008–2009) of	(1988–2008).
Cummins Inc. (industrial machinery); Director of
SKF AB (industrial machinery), Hillenbrand, Inc.	Heidi Stam
(specialized consumer services), Sauer-Danfoss Inc.	Born 1956. Secretary Since July 2005. Principal
(machinery), the Lumina Foundation for Education,	Occupation(s) During the Past Five Years: Managing
and the Columbus Community Education Coalition;	Director of The Vanguard Group, Inc., since 2006;
Chairman of the Advisory Council for the College of	General Counsel of The Vanguard Group since 2005;
Arts and Letters at the University of Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005;
Occupation(s) During the Past Five Years: George	Principal of The Vanguard Group (1997–2006).
Gund Professor of Finance and Banking at the Harvard
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Deputy Chairman	Chairman Emeritus and Senior Advisor
of the Federal Reserve Bank of Cleveland; Trustee
of University Hospitals of Cleveland, The Cleveland	John J. Brennan
Museum of Art, and Case Western Reserve University.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	Founder
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);	John C. Bogle
President of Corning Technologies (2001–2005);	Chairman and Chief Executive Officer, 1974–1996
Director of Corning Incorporated and Dow Corning;
Trustee of the Corning Incorporated Foundation and
the Corning Museum of Glass; Overseer of the
Amos Tuck School of Business Administration at
Dartmouth College.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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This material may be used in conjunction	also available from the SEC’s website, www.sec.gov.
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Capital makes no representation or warranty, express or	To find out more about this public service, call the SEC
implied, to the owners of Vanguard Extended Duration	at 202-551-8090. Information about your fund is also
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fitness for a particular purpose with respect to the Barclays
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Barclays Capital is not responsible for, and has not
participated in, the determination of the timing of, prices

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q12752 042010

Vanguard Mega Cap 300 Index Funds
Semiannual Report
February 28, 2010

Vanguard Mega Cap 300 Index Fund
Vanguard Mega Cap 300 Growth Index Fund
Vanguard Mega Cap 300 Value Index Fund

> The Vanguard Mega Cap 300 Index Funds closely tracked their target indexes in the six months ended February 28, 2010.

> The Mega Cap 300 Growth Index Fund, powered by a heavy weighting in technology stocks, had the highest return among the three, the Mega Cap 300 Value Index Fund the lowest.

> The performance of financial stocks, which rebounded sharply in early 2009, leveled off during the past six months.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Mega Cap 300 Index Fund.	7
Mega Cap 300 Growth Index Fund.	20
Mega Cap 300 Value Index Fund.	32
About Your Fund’s Expenses.	44
Glossary.	46

Mega Cap 300 Index Fund
Mega Cap 300 Growth Index Fund
Mega Cap 300 Value Index Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Six Months Ended February 28, 2010
Total
Returns
Vanguard Mega Cap 300 Index Fund
Institutional Shares	8.78%
ETF Shares
Market Price	8.72
Net Asset Value	8.75
MSCI US Large Cap 300 Index	8.84
Large-Cap Core Funds Average	8.67
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.
Vanguard Mega Cap 300 Growth Index Fund
Institutional Shares	11.01%
ETF Shares
Market Price	10.95
Net Asset Value	11.02
MSCI US Large Cap Growth Index	11.07
Large-Cap Growth Funds Average	10.13
Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.
Vanguard Mega Cap 300 Value Index Fund
Institutional Shares	6.68%
ETF Shares
Market Price	6.65
Net Asset Value	6.68
MSCI US Large Cap Value Index	6.73
Large-Cap Value Funds Average	7.94
Large-Cap Value Funds Average: Derived from data provided by Lipper Inc.

Institutional Shares are available for a minimum investment of $5 million. These Vanguard ETF® Shares are traded on the NYSE Arca exchange and are available only through brokers. The table shows ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.

1

Chairman’s Letter

Dear Shareholder,

For the six months ended February 28, 2010, the Vanguard Mega Cap 300 Index Funds successfully tracked their target indexes. With a return of about 11%, the Mega Cap 300 Growth Index Fund led the three. The Mega Cap 300 Value Index Fund returned more than 6%, and the Mega Cap 300 Index Fund—essentially a combination of the two other portfolios—returned more than 8%.

The Value Fund lagged its peer group’s average return, while the two other funds ended a bit ahead of their respective peer averages.

Stock markets caught their breath at the end of a solid six months
For the six months, the broad U.S. stock market returned about 10%. The rally seemed to downshift toward the end of the period, as the investor relief that powered markets higher a year ago gave way to sober-minded assessment of corporate earnings-growth prospects.

Smaller-capitalization stocks did a little better than larger-cap stocks, and growth-oriented securities bested their value-oriented counterparts, but the uniformity of returns from different market segments was more striking than the differences.

International stocks produced more modest returns. In Europe, the precarious financial health of Greece and that of smaller economies such as Portugal and Ireland weighed on the markets. In Asia,

2

the Japanese stock market’s weakness held back results for Asia Pacific indexes. Emerging market stocks continued to outpace those from developed markets.

Yields remained low, but Fed began to unwind rescue programs
The yields of longer-term U.S. Treasury bonds rose during the past six months, while those of the shortest-term securities remained near 0%. Although the Federal Reserve Board expects to keep its target for short-term interest rates close to 0% for “an extended period,” it began to wind down credit programs established during the financial crisis. The Fed’s most dramatic (though largely symbolic) act was to raise the interest rate at its discount window, a lending facility designed to help commercial banks and other depository institutions meet emergency short-term funding needs.

The broad taxable bond market returned 3.19%, with notable strength in corporate bonds. The broad municipal bond market returned 4.13%.

Mega-caps joined the rebound, with notable strength in tech
Vanguard’s three Mega Cap 300 Index Funds are designed for shareholders looking to invest in the U.S. market’s largest stocks as a whole or in portfolios made up of either the growth or value components of that group. During the past six months, the market’s largest stocks trailed their smaller counterparts.

Market Barometer

			Total Returns
		Periods Ended February 28, 2010
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	9.91%	55.32%	0.77%
Russell 2000 Index (Small-caps)	10.59	63.95	1.16
Dow Jones U.S. Total Stock Market Index	10.23	56.38	1.20
MSCI All Country World Index ex USA (International)	3.83	63.51	4.60

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	3.19%	9.32%	5.36%
Barclays Capital Municipal Bond Index	4.13	9.98	4.50
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.14	2.81

CPI
Consumer Price Index	0.42%	2.14%	2.48%

3

The Mega Cap 300 Index Fund posted a solid six-month return thanks to continued stock gains driven by confidence in a turnaround in the global economy. The fund benefited from its heavy weighting in information technology stocks, which performed well owing to investors’ expectations of a pickup in corporate spending on technology infrastructure.

In addition, the fund got a boost from double-digit gains posted by industrial and consumer discretionary stocks. The sizable financial sector was a relatively weak area.

Reflecting investors’ general preference for growth stocks during the period, the Mega Cap 300 Growth Index Fund was the best performer of the three, with its gain outstripping that of the broad stock market. More than one-third of the fund’s assets were in information technology stocks, most of them strong performers. Also boosting returns was the stellar performance of consumer discretionary, energy, and industrial stocks, all of which benefited from mounting evidence of a solid economic recovery.

The Mega Cap 300 Value Index Fund lagged the other two funds in part because of the relative weakness of the financial sector. The banks, brokerages, and other financial services companies in this sector made up nearly one quarter of the Value Fund’s assets, on average. Although there were some bright spots (including regional banks), the stocks of insurance companies and some big banks underperformed owing to continued fallout from the recession and the financial crisis.

Expense Ratios
Your Fund Compared With Its Peer Group

	Institutional	ETF	Peer Group
	Shares	Shares	Average
Mega Cap 300 Index Fund	0.11%	0.13%	1.27%
Mega Cap 300 Growth Index Fund	0.11	0.13	1.37
Mega Cap 300 Value Index Fund	0.11	0.13	1.28

The fund expense ratios shown are from the prospectuses dated December 28, 2009, and represent estimated costs for the current fiscal year based on the funds’ net assets as of the prospectus date. For the six months ended February 28, 2010, the annualized expense ratios were: for the Mega Cap 300 Index Fund, 0.11% for Institutional Shares and 0.13% for ETF Shares; for the Mega Cap 300 Growth Index Fund, 0.11% for Institutional Shares and 0.13% for ETF Shares; and for the Mega Cap 300 Value Index Fund, 0.11% for Institutional Shares and 0.13% for ETF Shares. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2009.

Peer groups: for the Mega Cap 300 Index Fund, Large-Cap Core Funds; for the Mega Cap 300 Growth Index Fund, Large-Cap Growth Funds; and for the Mega Cap 300 Value Index Fund, Large-Cap Value Funds.

4

Energy stocks, the Value Fund’s second-largest sector, also restrained performance. Oil and gas exploration and production stocks did well as crude oil prices climbed, but the overall sector return was restrained by the fund’s heavy weighting in integrated oil and gas stocks, which underperformed partly as a result of concerns about profit pressures in their refining operations. These headwinds were somewhat offset by strength in industrial and consumer discretionary stocks.

A period of extremes underscores the benefits of balance
The six months ended February 28 were marked by the continuation of the stock market rally that began in March 2009. This rally has been especially welcome for its contrast with the preceding two years, which produced deep and painful losses for many investors. That was particularly true for shareholders in the three Mega Cap 300 Index Funds, which were launched just after the financial turbulence began.

For all investors, the volatility of the past several years serves as a stark reminder of the value of maintaining a diversified portfolio of stocks, bonds, and money market funds. Staying firmly on that course allowed investors to participate in the robust stock rally of the past year.

While there are ample signs that a global economic recovery has taken root, this does not mean that investors can expect a smooth ride going forward. Even if the markets avoid the kind of extreme swings we saw in the past several years, investors need to be prepared for inevitable ups and downs. The Mega Cap 300 Index Funds, which provide exposure to the largest stocks in the U.S. market at extremely low cost, can be useful tools for investors navigating these choppy waters.

On another matter, I would like to inform you that as of January 1, 2010, we completed a leadership transition that began in March 2008. I succeeded Jack Brennan as chairman of Vanguard and each of the funds. Jack has agreed to serve as chairman emeritus and senior advisor. Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

Thank you for investing your assets with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 12, 2010

5

Your Fund’s Performance at a Glance
August 31, 2009 , Through February 28, 2010
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Mega Cap 300 Index Fund
Institutional Shares	$69.95	$75.17	$0.912	$0.000
ETF Shares	35.49	38.13	0.460	0.000
Vanguard Mega Cap 300 Growth Index Fund
Institutional Shares	$74.21	$81.72	$0.649	$0.000
ETF Shares	37.50	41.30	0.324	0.000
Vanguard Mega Cap 300 Value Index Fund
Institutional Shares	$66.02	$69.33	$1.093	$0.000
ETF Shares	33.29	34.96	0.549	0.000

6

Mega Cap 300 Index Fund

Fund Profile
As of February 28, 2010

Share-Class Characteristics

	Institutional	ETF
	Shares	Shares
Ticker Symbol	VMCTX	MGC
Expense Ratio[1]	0.11%	0.13%
30-Day SEC Yield	1.82%	1.80%

Portfolio Characteristics
			DJ
		MSCI US	U.S. Total
		Large Cap	Market
	Fund	300 Index	Index
Number of Stocks	299	299	4,178
Median Market Cap $52.9B		$52.9B	$29.9B
Price/Earnings Ratio	18.8x	18.9x	21.5x
Price/Book Ratio	2.2x	2.2x	2.1x
Return on Equity	21.5%	21.4%	19.3%
Earnings Growth Rate	8.4%	8.4%	7.8%
Dividend Yield	2.1%	2.1%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	10%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ
		MSCI US	U.S. Total
		Large Cap	Market
	Fund 300 Index		Index
Consumer
Discretionary	9.0%	9.0%	10.7%
Consumer Staples	12.2	12.2	10.1
Energy	12.1	12.1	10.4
Financials	14.8	14.9	16.8
Health Care	13.1	13.1	12.7
Industrials	10.0	10.0	10.7
Information
Technology	19.5	19.4	18.4
Materials	3.0	3.0	3.9
Telecommunication
Services	3.2	3.2	2.7
Utilities	3.1	3.1	3.6

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil &
	Gas	3.5%
Microsoft Corp.	Systems Software	2.6
Procter & Gamble Co.	Household
	Products	2.1
Apple Inc.	Computer
	Hardware	2.1
Johnson & Johnson	Pharmaceuticals	1.9
General Electric Co.	Industrial
	Conglomerates	1.9
International Business	Computer
Machines Corp.	Hardware	1.9
JPMorgan Chase & Co.	Diversified Financial
	Services	1.9
Bank of America Corp.	Diversified Financial
	Services	1.8
AT&T Inc.	Integrated
	Telecommunication
	Services	1.6
Top Ten		21.3%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectuses dated December 28, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended February 28, 2010, the annualized expense ratios were 0.11% for Institutional Shares and 0.13% for ETF Shares.

7

Mega Cap 300 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 17, 2007, Through February 28, 2010

Note: For 2010, performance data reflect the six months ended February 28, 2010.

Average Annual Total Returns: Periods Ended December 31, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	2/22/2008	25.46%	-7.34%
ETF Shares	12/17/2007
Market Price		25.21	-9.59
Net Asset Value		25.43	-9.59

See Financial Highlights for dividend and capital gains information.

8

Mega Cap 300 Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.1%)
Consumer Discretionary (9.0%)
	McDonald’s Corp.	39,022	2,492
	Walt Disney Co.	66,038	2,063
	Home Depot Inc.	61,559	1,921
*	Amazon.com Inc.	12,485	1,478
	Target Corp.	25,813	1,330
	Lowe’s Cos. Inc.	53,378	1,266
*	Ford Motor Co.	105,269	1,236
	Time Warner Inc.	42,219	1,226
	Comcast Corp. Class A	68,593	1,128
*	DIRECTV Class A	32,841	1,112
	News Corp. Class A	74,139	991
	NIKE Inc. Class B	13,412	907
	Johnson Controls Inc.	24,350	757
	Staples Inc.	26,201	675
	TJX Cos. Inc.	15,289	637
*	Starbucks Corp.	26,809	614
	Time Warner Cable Inc.	12,711	593
*	Viacom Inc. Class B	19,822	588
	Carnival Corp.	15,805	568
	Yum! Brands Inc.	16,828	567
*	Kohl’s Corp.	10,465	563
	Comcast Corp.	34,236	530
	Best Buy Co. Inc.	12,764	466
	Coach Inc.	11,472	418
	Omnicom Group Inc.	11,209	410
*	Bed Bath & Beyond Inc.	9,446	393
	McGraw-Hill Cos. Inc.	11,356	388
	Gap Inc.	17,593	378
	Marriott International Inc.
	Class A	10,911	296
	Macy’s Inc.	15,168	290
*	Apollo Group Inc. Class A	4,696	281
	CBS Corp. Class B	21,244	276
	VF Corp.	3,216	249
	Fortune Brands Inc.	5,419	238
	Sherwin-Williams Co.	3,564	226
	JC Penney Co. Inc.	7,654	211
*	Las Vegas Sands Corp.	11,907	198

			Market
			Value•
		Shares	($000)
*	AutoZone Inc.	1,082	180
*	Sears Holdings Corp.	1,675	160
	DISH Network Corp. Class A	7,465	149
	Garmin Ltd.	4,460	143
*	Liberty Global Inc. Class A	4,739	127
	News Corp. Class B	7,497	118
*	Liberty Global Inc.	4,405	117
			28,954
Consumer Staples (12.2%)
	Procter & Gamble Co.	105,570	6,681
	Wal-Mart Stores Inc.	83,672	4,524
	Coca-Cola Co.	75,468	3,979
	PepsiCo Inc.	57,031	3,563
	Philip Morris
	International Inc.	68,873	3,373
	Kraft Foods Inc.	63,034	1,792
	CVS Caremark Corp.	51,010	1,722
	Altria Group Inc.	74,858	1,506
	Colgate-Palmolive Co.	18,013	1,494
	Walgreen Co.	35,864	1,264
	Costco Wholesale Corp.	15,717	958
	Kimberly-Clark Corp.	14,980	910
	General Mills Inc.	11,814	851
	Sysco Corp.	21,319	616
	Archer-Daniels-Midland Co.	20,960	615
	HJ Heinz Co.	11,369	522
	Kellogg Co.	9,667	504
	Kroger Co.	22,324	493
	Avon Products Inc.	15,400	469
	Lorillard Inc.	5,810	424
	ConAgra Foods Inc.	15,982	391
	Safeway Inc.	15,023	374
	Reynolds American Inc.	6,304	333
	Sara Lee Corp.	23,838	323
	Clorox Co.	5,025	308
	Coca-Cola Enterprises Inc.	10,558	270
	Campbell Soup Co.	7,581	253
	Hershey Co.	5,703	227
	Molson Coors Brewing Co.
	Class B	5,480	221

9

Mega Cap 300 Index Fund

			Market
			Value•
		Shares	($000)
	Pepsi Bottling Group Inc.	5,440	208
	Brown-Forman Corp. Class B	2,868	150
			39,318
Energy (12.1%)
	Exxon Mobil Corp.	171,655	11,157
	Chevron Corp.	72,548	5,245
	Schlumberger Ltd.	43,288	2,645
	ConocoPhillips	50,911	2,444
	Occidental Petroleum Corp.	29,301	2,340
	Apache Corp.	12,135	1,258
	Anadarko Petroleum Corp.	17,728	1,243
	Devon Energy Corp.	15,237	1,049
	Halliburton Co.	32,588	982
	XTO Energy Inc.	20,970	958
*	Transocean Ltd.	11,603	926
	EOG Resources Inc.	9,142	860
	Marathon Oil Corp.	25,642	742
	National Oilwell Varco Inc.	15,164	659
	Hess Corp.	10,677	628
	Chesapeake Energy Corp.	21,989	584
	Baker Hughes Inc.	11,177	536
*	Southwestern Energy Co.	12,424	529
	Spectra Energy Corp.	23,297	508
	Noble Energy Inc.	6,255	454
	Williams Cos. Inc.	21,028	453
	Peabody Energy Corp.	9,654	444
*	Weatherford
	International Ltd.	26,232	438
	Noble Corp.	9,433	399
	Smith International Inc.	8,923	366
	Valero Energy Corp.	20,299	356
	Murphy Oil Corp.	6,538	339
*	Ultra Petroleum Corp.	5,462	250
	Diamond Offshore
	Drilling Inc.	2,508	219
			39,011
Financials (14.8%)
	JPMorgan Chase & Co.	142,247	5,970
	Bank of America Corp.	342,806	5,711
	Wells Fargo & Co.	175,719	4,804
	Goldman Sachs Group Inc.	17,656	2,761
*	Citigroup Inc.	766,069	2,605
	US Bancorp	69,097	1,701
*	Berkshire Hathaway Inc.
	Class B	20,690	1,658
	American Express Co.	38,680	1,477
	Morgan Stanley	44,208	1,246
	Bank of New York
	Mellon Corp.	43,470	1,240
	MetLife Inc.	29,586	1,077
	Travelers Cos. Inc.	19,762	1,039
	PNC Financial Services
	Group Inc.	18,689	1,005
	Prudential Financial Inc.	16,692	875
	Aflac Inc.	16,971	839
	Simon Property Group Inc.	10,325	808

			Market
			Value•
		Shares	($000)
	State Street Corp.	17,905	804
	CME Group Inc.	2,403	725
	BB&T Corp.	24,710	705
	Charles Schwab Corp.	35,789	655
	Chubb Corp.	12,353	623
	Capital One Financial Corp.	16,268	614
	ACE Ltd.	12,126	606
	Franklin Resources Inc.	5,817	592
	Allstate Corp.	18,382	574
	T Rowe Price Group Inc.	9,238	468
	Loews Corp.	12,495	456
	Marsh & McLennan Cos. Inc.	18,895	439
	SunTrust Banks Inc.	17,992	428
	Northern Trust Corp.	7,842	418
	Progressive Corp.	23,255	399
	Vornado Realty Trust	5,848	384
	Public Storage	4,585	377
	Ameriprise Financial Inc.	9,197	368
	AON Corp.	8,910	365
	Annaly Capital
	Management Inc.	19,634	361
	Equity Residential	9,880	356
	Boston Properties Inc.	4,998	340
	Invesco Ltd.	15,015	294
	Principal Financial Group Inc.	11,504	267
	NYSE Euronext	9,377	247
	Hudson City Bancorp Inc.	17,012	230
	M&T Bank Corp.	2,758	214
	Moody’s Corp.	7,243	193
	BlackRock Inc.	827	181
*	Leucadia National Corp.	7,031	167
*	TD Ameritrade Holding Corp.	9,515	166
			47,832
Health Care (13.1%)
	Johnson & Johnson	99,671	6,279
	Pfizer Inc.	291,709	5,119
	Merck & Co. Inc.	110,521	4,076
	Abbott Laboratories	55,961	3,038
*	Amgen Inc.	36,699	2,078
	Medtronic Inc.	40,107	1,741
*	Gilead Sciences Inc.	32,680	1,556
	Bristol-Myers Squibb Co.	61,861	1,516
	UnitedHealth Group Inc.	42,009	1,422
	Eli Lilly & Co.	37,373	1,283
	Baxter International Inc.	21,782	1,240
*	Medco Health Solutions Inc.	17,122	1,083
*	WellPoint Inc.	16,577	1,026
*	Celgene Corp.	16,575	987
*	Express Scripts Inc.	9,438	906
	Covidien PLC	18,159	892
*	Thermo Fisher Scientific Inc.	14,792	721
	Becton Dickinson and Co.	8,680	676
	Allergan Inc.	11,025	644
*	Biogen Idec Inc.	10,419	573
	McKesson Corp.	9,662	572
	Stryker Corp.	10,755	571

10

Mega Cap 300 Index Fund

			Market
			Value•
		Shares	($000)
*	Genzyme Corp.	9,751	558
	Aetna Inc.	15,744	472
*	St. Jude Medical Inc.	12,090	462
*	Zimmer Holdings Inc.	7,730	443
	Cardinal Health Inc.	12,987	441
*	Boston Scientific Corp.	54,378	421
	CIGNA Corp.	9,837	337
*	Forest Laboratories Inc.	10,880	325
	Quest Diagnostics Inc.	5,694	323
	CR Bard Inc.	3,520	295
*	Laboratory Corp.
	of America Holdings	3,905	286
			42,362
Industrials (10.0%)
	General Electric Co.	384,361	6,173
	United Technologies Corp.	32,316	2,218
	3M Co.	24,312	1,949
	Boeing Co.	24,940	1,575
	United Parcel Service Inc.
	Class B	25,380	1,491
	Emerson Electric Co.	27,162	1,286
	Caterpillar Inc.	22,454	1,281
	Union Pacific Corp.	18,226	1,228
	Honeywell International Inc.	26,203	1,052
	FedEx Corp.	10,767	913
	Lockheed Martin Corp.	11,624	904
	Deere & Co.	15,315	878
	General Dynamics Corp.	11,853	860
	Raytheon Co.	13,856	779
	Danaher Corp.	9,849	729
	Illinois Tool Works Inc.	15,412	702
	Norfolk Southern Corp.	13,332	686
	CSX Corp.	14,224	675
	Northrop Grumman Corp.	10,777	660
	Tyco International Ltd.	17,205	620
	Precision Castparts Corp.	5,059	570
	Waste Management Inc.	16,883	557
	PACCAR Inc.	12,451	440
	Cummins Inc.	6,914	393
	Eaton Corp.	5,674	387
	Republic Services Inc.
	Class A	13,678	385
	L-3 Communications
	Holdings Inc.	4,206	384
	Ingersoll-Rand PLC	11,514	367
	Parker Hannifin Corp.	5,789	349
	Southwest Airlines Co.	26,744	336
	CH Robinson Worldwide Inc.	6,070	324
	ITT Corp.	6,251	320
	Expeditors International
	of Washington Inc.	7,651	279
	Fluor Corp.	6,486	278
*,^	First Solar Inc.	1,997	211
			32,239

			Market
			Value•
		Shares	($000)
Information Technology (19.6%)
	Microsoft Corp.	288,922	8,281
*	Apple Inc.	32,561	6,663
	International Business
	Machines Corp.	47,415	6,029
*	Cisco Systems Inc.	207,983	5,060
*	Google Inc. Class A	8,782	4,626
	Hewlett-Packard Co.	85,728	4,354
	Intel Corp.	199,672	4,099
	Oracle Corp.	145,206	3,579
	QUALCOMM Inc.	60,385	2,216
	Visa Inc. Class A	16,996	1,449
*	EMC Corp.	73,739	1,290
	Texas Instruments Inc.	45,587	1,111
	Corning Inc.	56,183	991
*	eBay Inc.	42,043	968
	Accenture PLC Class A	22,693	907
*	Dell Inc.	63,555	841
	Mastercard Inc. Class A	3,594	806
	Automatic Data
	Processing Inc.	18,192	757
*	Yahoo! Inc.	48,305	740
*	Adobe Systems Inc.	19,045	660
	Applied Materials Inc.	48,369	592
*	Motorola Inc.	82,797	560
*	Juniper Networks Inc.	18,909	529
*	Cognizant Technology
	Solutions Corp. Class A	10,577	509
	Broadcom Corp. Class A	15,723	492
*	Symantec Corp.	29,379	486
	Xerox Corp.	48,841	458
	Tyco Electronics Ltd.	16,546	424
	Western Union Co.	25,305	399
*	Agilent Technologies Inc.	12,385	390
*	NetApp Inc.	12,128	364
*	Intuit Inc.	11,068	358
	Paychex Inc.	11,722	351
	CA Inc.	15,114	340
*	NVIDIA Corp.	19,759	320
	Analog Devices Inc.	10,516	308
	Fidelity National
	Information Services Inc.	11,367	256
	Activision Blizzard Inc.	20,639	219
*	Electronic Arts Inc.	11,668	194
*	VMware Inc. Class A	1,898	94
			63,070
Materials (3.0%)
	Monsanto Co.	19,729	1,394
	Dow Chemical Co.	41,330	1,170
	Freeport-McMoRan
	Copper & Gold Inc.	15,534	1,167
	EI du Pont de Nemours & Co.	32,656	1,101
	Newmont Mining Corp.	17,369	856
	Praxair Inc.	11,131	836
	Air Products & Chemicals Inc.	7,634	524
	Nucor Corp.	11,351	470

11

Mega Cap 300 Index Fund

			Market
			Value•
		Shares	($000)
	Alcoa Inc.	35,147	467
	PPG Industries Inc.	5,947	366
	Ecolab Inc.	8,543	360
	International Paper Co.	14,830	344
	Mosaic Co.	5,616	328
	Weyerhaeuser Co.	7,623	308
			9,691
Telecommunication Services (3.2%)
	AT&T Inc.	213,418	5,295
	Verizon
	Communications Inc.	102,829	2,975
*	American Tower Corp.
	Class A	14,512	619
*	Crown Castle
	International Corp.	10,500	397
	CenturyTel Inc.	10,722	368
*	Sprint Nextel Corp.	104,935	349
	Qwest Communications
	International Inc.	55,958	255
			10,258
Utilities (3.1%)
	Exelon Corp.	23,820	1,031
	Southern Co.	28,769	914
	Dominion Resources Inc.	21,607	821
	Duke Energy Corp.	46,971	768
	FPL Group Inc.	14,175	657
	American Electric
	Power Co. Inc.	17,309	582
	PG&E Corp.	13,372	561
	Public Service Enterprise
	Group Inc.	18,252	543
	Entergy Corp.	6,833	519
	FirstEnergy Corp.	10,996	425
	Consolidated Edison Inc.	9,919	424
	Sempra Energy	8,407	413
	PPL Corp.	13,583	387
	Progress Energy Inc.	10,074	386
	Edison International	11,165	364
	Xcel Energy Inc.	16,439	342
*	AES Corp.	24,058	281
	Constellation Energy
	Group Inc.	6,513	228
	Ameren Corp.	8,421	208
			9,854
Total Common Stocks
(Cost $332,113)			322,589

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1,2 Vanguard Market
Liquidity Fund, 0.163%
(Cost $11)	10,602	11
Total Investments (100.1%)
(Cost $332,124)		322,600
Other Assets and Liabilities (-0.1%)
Other Assets		1,517
Liabilities[2]		(1,684)
		(167)
Net Assets (100%)		322,433

At February 28, 2010, net assets consisted of:
		Amount
		($000)
Paid-in Capital		349,048
Undistributed Net Investment Income		924
Accumulated Net Realized Losses		(18,015)
Unrealized Appreciation (Depreciation)		(9,524)
Net Assets		322,433

Institutional Shares—Net Assets
Applicable to 1,347,262 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		101,271
Net Asset Value Per Share—
Institutional Shares		$75.17

ETF Shares—Net Assets
Applicable to 5,800,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		221,162
Net Asset Value Per Share—
ETF Shares		$38.13

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $11,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $11,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

12

Mega Cap 300 Index Fund

Statement of Operations

Six Months Ended
February 28, 2010
($000)
Investment Income
Income
Dividends	3,842
Security Lending	9
Total Income	3,851
Expenses
The Vanguard Group—Note B
Investment Advisory Services	23
Management and Administrative—Institutional Shares	31
Management and Administrative—ETF Shares	70
Marketing and Distribution—Institutional Shares	16
Marketing and Distribution—ETF Shares	31
Custodian Fees	8
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	11
Total Expenses	190
Net Investment Income	3,661
Realized Net Gain (Loss) on Investment Securities Sold	4,274
Change in Unrealized Appreciation (Depreciation) of Investment Securities	17,022
Net Increase (Decrease) in Net Assets Resulting from Operations	24,957

See accompanying Notes, which are an integral part of the Financial Statements.

13

Mega Cap 300 Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,661	5,734
Realized Net Gain (Loss)	4,274	(9,366)
Change in Unrealized Appreciation (Depreciation)	17,022	(19,732)
Net Increase (Decrease) in Net Assets Resulting from Operations	24,957	(23,364)
Distributions
Net Investment Income
Institutional Shares	(1,350)	(2,078)
ETF Shares	(2,554)	(2,970)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(3,904)	(5,048)
Capital Share Transactions
Institutional Shares	(8,923)	69,994
ETF Shares	9,118	118,353
Net Increase (Decrease) from Capital Share Transactions	195	188,347
Total Increase (Decrease)	21,248	159,935
Net Assets
Beginning of Period	301,185	141,250
End of Period[1]	322,433	301,185
1 Net Assets—End of Period includes undistributed net investment income of $924,000 and $1,167,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Mega Cap 300 Index Fund

Financial Highlights

Institutional Shares
	Six Months	Year	Feb. 22,
	Ended	Ended	2008[1] to
	February 28,	Aug. 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2010	2009	2008
Net Asset Value, Beginning of Period	$69.95	$87.14	$91.07
Investment Operations
Net Investment Income	.858	1.681[2]	.685
Net Realized and Unrealized Gain (Loss) on Investments	5.274	(17.409)	(4.028)
Total from Investment Operations	6.132	(15.728)	(3.343)
Distributions
Dividends from Net Investment Income	(.912)	(1.462)	(.587)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.912)	(1.462)	(.587)
Net Asset Value, End of Period	$75.17	$69.95	$87.14

Total Return	8.78%	-17.84%	-3.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$101	$102	$53
Ratio of Total Expenses to Average Net Assets	0.11%[3]	0.11%	0.08%[3]
Ratio of Net Investment Income to Average Net Assets	2.19%[3]	2.59%	2.14%[3]
Portfolio Turnover Rate[4]	10%[3]	10%	30%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Mega Cap 300 Index Fund

Financial Highlights

ETF Shares
	Six Months	Year	Dec. 17,
	Ended	Ended	2007[1] to
	February 28,	Aug. 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2010	2009	2008
Net Asset Value, Beginning of Period	$35.49	$44.21	$49.24
Investment Operations
Net Investment Income	.432	.822[2]	.441
Net Realized and Unrealized Gain (Loss) on Investments	2.668	(8.808)	(5.179)
Total from Investment Operations	3.100	(7.986)	(4.738)
Distributions
Dividends from Net Investment Income	(.460)	(.734)	(.292)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.460)	(.734)	(.292)
Net Asset Value, End of Period	$38.13	$35.49	$44.21

Total Return	8.75%	-17.85%	-9.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$221	$199	$88
Ratio of Total Expenses to Average Net Assets	0.13%[3]	0.13%	0.13%[3]
Ratio of Net Investment Income to Average Net Assets	2.17%[3]	2.57%	2.09%[3]
Portfolio Turnover Rate[4]	10%[3]	10%	30%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Mega Cap 300 Index Fund

Notes to Financial Statements

Vanguard Mega Cap 300 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative and service criteria and invest a minimum amount of $5 million. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2009), and for the period ended February 28, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

17

Mega Cap 300 Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2010, the fund had contributed capital of $62,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.02% of

Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2010, the fund realized $7,849,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2009, the fund had available capital loss carryforwards totaling $948,000 to offset future net capital gains through August 31, 2017. In addition, the fund realized losses of $13,472,000 during the period from November 1, 2008, through August 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2010, the cost of investment securities for tax purposes was $332,124,000. Net unrealized depreciation of investment securities for tax purposes was $9,524,000, consisting of unrealized gains of $16,345,000 on securities that had risen in value since their purchase and $25,869,000 in unrealized losses on securities that had fallen in value since their purchase.

18

Mega Cap 300 Index Fund

E. During the six months ended February 28, 2010, the fund purchased $61,240,000 of investmen securities and sold $61,000,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2010		August 31, 2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	5,085	68	69,116	847
Issued in Lieu of Cash Distributions	1,350	18	2,078	33
Redeemed	(15,358)	(204)	(1,200)	(21)
Net Increase (Decrease)—Institutional Shares	(8,923)	(118)	69,994	859
ETF Shares
Issued	45,577	1,200	299,108	8,500
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(36,459)	(1,000)	(180,755)	(4,900)
Net Increase (Decrease)—ETF Shares	9,118	200	118,353	3,600

The amount of Institutional Shares issued during the year ended August 31, 2009, includes $58,176,000 in purchases that were processed late and should have been recorded in the prior fiscal period. Vanguard, as transfer agent for the fund, offset any impact to the fund resulting from late processing of shareholder transactions. Accordingly, the purchases had no impact to the fund’s net asset value per share or total returns.

G. In preparing the financial statements as of February 28, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

19

Mega Cap 300 Growth Index Fund

Fund Profile
As of February 28, 2010

Share-Class Characteristics

	Institutional	ETF
	Shares	Shares
Ticker Symbol	VMGAX	MGK
Expense Ratio[1]	0.11%	0.13%
30-Day SEC Yield	1.16%	1.14%

Portfolio Characteristics
		MSCI US	DJ
		Large Cap	U.S. Total
		Growth	Market
	Fund	Index	Index
Number of Stocks	175	175	4,178
Median Market Cap	$46.7B	$46.7B	$29.9B
Price/Earnings Ratio	20.9x	20.9x	21.5x
Price/Book Ratio	3.3x	3.3x	2.1x
Return on Equity	25.2%	24.9%	19.3%
Earnings Growth Rate	15.6%	15.6%	7.8%
Dividend Yield	1.3%	1.3%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	18%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		MSCI US	DJ
		Large Cap	U.S. Total
		Growth	Market
	Fund	Index	Index
Consumer
Discretionary	11.3%	11.3%	10.7%
Consumer Staples	13.2	13.2	10.1
Energy	7.1	7.1	10.4
Financials	6.4	6.4	16.8
Health Care	13.3	13.4	12.7
Industrials	6.8	6.8	10.7
Information
Technology	37.0	36.9	18.4
Materials	4.1	4.1	3.9
Telecommunication
Services	0.6	0.6	2.7
Utilities	0.2	0.2	3.6

Ten Largest Holdings (% of total net assets)
Microsoft Corp.	Systems Software	5.2%
Apple Inc.	Computer
	Hardware	4.2
International Business	Computer
Machines Corp.	Hardware	3.8
Cisco Systems Inc.	Communications
	Equipment	3.2
Google Inc. Class A	Internet Software &
	Services	2.9
Wal-Mart Stores Inc.	Hypermarkets &
	Super Centers	2.8
Hewlett-Packard Co.	Computer
	Hardware	2.7
PepsiCo Inc.	Soft Drinks	2.3
Oracle Corp.	Systems Software	2.2
Philip Morris International	Tobacco
Inc.		2.1
Top Ten		31.4%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectuses dated December 28, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended February 28, 2010, the annualized expense ratios were 0.11% for Institutional Shares and 0.13% for ETF Shares.

20

Mega Cap 300 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 17, 2007, Through February 28, 2010

Note: For 2010, performance data reflect the six months ended February 28, 2010.

Average Annual Total Returns: Periods Ended December 31, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	4/3/2008	35.10%	-4.59%
ETF Shares	12/17/2007
Market Price		35.02	-6.33
Net Asset Value		35.09	-6.34

See Financial Highlights for dividend and capital gains information.

21

Mega Cap 300 Growth Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Consumer Discretionary (11.3%)
	McDonald’s Corp.	91,906	5,868
*	Amazon.com Inc.	29,482	3,491
	Target Corp.	60,859	3,135
	Lowe’s Cos. Inc.	125,791	2,983
*	Ford Motor Co.	248,257	2,915
*	DIRECTV Class A	77,392	2,620
	NIKE Inc. Class B	31,718	2,144
	Johnson Controls Inc.	57,110	1,776
	Staples Inc.	61,435	1,583
	TJX Cos. Inc.	36,150	1,505
*	Starbucks Corp.	62,904	1,441
	Yum! Brands Inc.	39,801	1,342
*	Kohl’s Corp.	24,760	1,333
	Best Buy Co. Inc.	30,211	1,103
	Coach Inc.	27,162	990
	Omnicom Group Inc.	26,467	969
*	Bed Bath & Beyond Inc.	22,357	930
	McGraw-Hill Cos. Inc.	26,878	919
	Marriott International Inc.
	Class A	25,798	699
*	Apollo Group Inc. Class A	11,112	665
	Sherwin-Williams Co.	8,211	520
*	Viacom Inc. Class B	16,390	486
*	Las Vegas Sands Corp.	28,174	469
	Gap Inc.	20,733	446
*	AutoZone Inc.	2,550	423
	Garmin Ltd.	10,221	327
*	Liberty Global Inc. Class A	10,978	295
	News Corp. Class B	18,720	295
*	Liberty Global Inc.	10,133	268
	JC Penney Co. Inc.	9,080	250
*	Sears Holdings Corp.	1,379	132
			42,322
Consumer Staples (13.2%)
	Wal-Mart Stores Inc.	197,084	10,656
	PepsiCo Inc.	138,586	8,657
	Philip Morris
	International Inc.	162,215	7,945

			Market
			Value•
		Shares	($000)
	Colgate-Palmolive Co.	42,316	3,510
	Coca-Cola Co.	62,164	3,277
	Walgreen Co.	84,054	2,962
	CVS Caremark Corp.	78,147	2,637
	Costco Wholesale Corp.	37,162	2,266
	General Mills Inc.	18,036	1,299
	Kellogg Co.	22,638	1,181
	Avon Products Inc.	36,432	1,109
	Kimberly-Clark Corp.	12,397	753
	Clorox Co.	11,899	730
	Coca-Cola Enterprises Inc.	24,990	639
	HJ Heinz Co.	13,426	616
	Lorillard Inc.	6,846	500
	Campbell Soup Co.	11,481	383
	Hershey Co.	8,759	348
			49,468
Energy (7.1%)
	Schlumberger Ltd.	102,264	6,248
	Anadarko Petroleum Corp.	41,868	2,936
	EOG Resources Inc.	21,473	2,020
	Occidental Petroleum Corp.	24,186	1,931
	National Oilwell Varco Inc.	35,655	1,550
	Halliburton Co.	49,978	1,507
	Baker Hughes Inc.	26,417	1,266
*	Southwestern Energy Co.	29,401	1,251
	Noble Energy Inc.	14,803	1,075
	Peabody Energy Corp.	22,845	1,050
*	Weatherford
	International Ltd.	62,836	1,049
	Hess Corp.	16,329	960
	Smith International Inc.	21,117	866
	XTO Energy Inc.	17,313	791
*	Ultra Petroleum Corp.	12,909	590
	Murphy Oil Corp.	10,050	522
	Diamond Offshore
	Drilling Inc.	5,930	518
	Noble Corp.	11,084	468
			26,598

22

Mega Cap 300 Growth Index Fund

			Market
			Value•
		Shares	($000)
Financials (6.5%)
*	Berkshire Hathaway Inc.
	Class B	48,730	3,905
	American Express Co.	91,149	3,481
	US Bancorp	105,868	2,605
*	Citigroup Inc.	631,195	2,146
	CME Group Inc.	5,670	1,711
	Charles Schwab Corp.	84,063	1,539
	Capital One Financial Corp.	38,349	1,448
	Franklin Resources Inc.	13,678	1,391
	State Street Corp.	27,415	1,231
	T Rowe Price Group Inc.	21,949	1,113
	Northern Trust Corp.	18,484	985
	Simon Property Group Inc.	8,474	663
	Moody’s Corp.	17,114	456
	BlackRock Inc.	1,951	427
*	TD Ameritrade Holding Corp.	22,553	394
	SunTrust Banks Inc.	14,940	356
	Public Storage	3,775	310
			24,161
Health Care (13.3%)
	Johnson & Johnson	117,486	7,402
	Abbott Laboratories	131,730	7,150
*	Amgen Inc.	86,180	4,879
	Medtronic Inc.	94,222	4,089
*	Gilead Sciences Inc.	76,598	3,647
	Baxter International Inc.	51,343	2,923
*	Medco Health Solutions Inc.	40,637	2,570
*	Celgene Corp.	39,165	2,331
*	Express Scripts Inc.	22,217	2,133
	Becton Dickinson and Co.	20,210	1,574
	Allergan Inc.	25,913	1,514
*	Biogen Idec Inc.	24,642	1,356
	McKesson Corp.	22,842	1,351
	Stryker Corp.	25,433	1,350
*	Genzyme Corp.	22,619	1,294
*	St. Jude Medical Inc.	28,490	1,089
*	Zimmer Holdings Inc.	18,153	1,041
	Quest Diagnostics Inc.	13,396	760
	CR Bard Inc.	8,228	689
*	Laboratory Corp. of
	America Holdings	9,051	663
			49,805
Industrials (6.8%)
	Boeing Co.	58,787	3,713
	Caterpillar Inc.	53,027	3,025
	Union Pacific Corp.	42,970	2,895
	United Parcel Service Inc.
	Class B	39,127	2,298
	Danaher Corp.	23,274	1,722
	FedEx Corp.	16,408	1,391
	Precision Castparts Corp.	11,964	1,349
	PACCAR Inc.	29,474	1,042
	Deere & Co.	17,964	1,029
	Honeywell International Inc.	21,626	868

			Market
			Value•
		Shares	($000)
	Parker Hannifin Corp.	13,681	825
	Southwest Airlines Co.	63,355	797
	CH Robinson Worldwide Inc.	14,248	760
	ITT Corp.	14,797	758
	Lockheed Martin Corp.	9,589	746
	Expeditors International
	of Washington Inc.	18,006	657
	Fluor Corp.	15,227	652
*,^	First Solar Inc.	4,716	499
	Cummins Inc.	8,198	465
			25,491
Information Technology (36.9%)
	Microsoft Corp.	680,585	19,506
*	Apple Inc.	76,707	15,696
	International Business
	Machines Corp.	111,875	14,226
*	Cisco Systems Inc.	489,928	11,920
*	Google Inc. Class A	20,701	10,905
	Hewlett-Packard Co.	201,936	10,256
	Oracle Corp.	341,564	8,420
	QUALCOMM Inc.	142,234	5,219
	Visa Inc. Class A	40,020	3,413
	Intel Corp.	164,490	3,377
*	EMC Corp.	173,575	3,036
*	eBay Inc.	99,185	2,283
	Accenture PLC Class A	53,514	2,139
*	Dell Inc.	149,891	1,983
	Mastercard Inc. Class A	8,421	1,889
	Automatic Data
	Processing Inc.	43,013	1,790
*	Yahoo! Inc.	113,289	1,734
	Texas Instruments Inc.	69,412	1,692
*	Adobe Systems Inc.	44,606	1,546
	Applied Materials Inc.	113,676	1,391
*	Motorola Inc.	196,973	1,332
*	Juniper Networks Inc.	44,657	1,250
*	Cognizant Technology
	Solutions Corp. Class A	25,120	1,209
	Corning Inc.	66,289	1,169
	Broadcom Corp. Class A	37,201	1,165
*	Symantec Corp.	69,087	1,143
	Tyco Electronics Ltd.	39,144	1,003
	Western Union Co.	58,991	931
*	Agilent Technologies Inc.	29,309	922
*	NetApp Inc.	28,699	861
	Paychex Inc.	27,758	831
*	Intuit Inc.	25,625	829
	CA Inc.	35,201	792
*	NVIDIA Corp.	47,297	766
	Activision Blizzard Inc.	48,601	517
	Analog Devices Inc.	16,173	473
*	Electronic Arts Inc.	27,636	458
*	VMware Inc. Class A	4,764	236
			138,308

23

Mega Cap 300 Growth Index Fund

			Market
			Value•
		Shares	($000)
	Materials (4.1%)
	Monsanto Co.	46,386	3,277
	Freeport-McMoRan
	Copper & Gold Inc.	36,641	2,754
	Newmont Mining Corp.	40,899	2,016
	Praxair Inc.	26,152	1,965
	Dow Chemical Co.	48,752	1,380
	Alcoa Inc.	83,129	1,106
	Ecolab Inc.	20,220	852
	Weyerhaeuser Co.	18,007	727
	Mosaic Co.	8,640	505
	Air Products
	& Chemicals Inc.	6,271	430
	International Paper Co.	17,543	406
			15,418
Telecommunication Services (0.6%)
*	American Tower Corp.
	Class A	34,218	1,460
*	Crown Castle
	International Corp.	24,731	935
			2,395
	Utilities (0.2%)
*	AES Corp.	56,821	664
	Total Common Stocks
	(Cost $357,739)		374,630
Temporary Cash Investment (0.1%)
	Money Market Fund (0.1%)
1,2	Vanguard Market
	Liquidity Fund, 0.163%
	(Cost $381)	381,000	381
	Total Investments (100.1%)
	(Cost $358,120)		375,011
Other Assets and Liabilities (-0.1%)
	Other Assets		1,991
	Liabilities[2]		(2,409)
			(418)
	Net Assets (100%)		374,593

At February 28, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	391,958
Undistributed Net Investment Income	441
Accumulated Net Realized Losses	(34,697)
Unrealized Appreciation (Depreciation)	16,891
Net Assets	374,593

Institutional Shares—Net Assets
Applicable to 844,244 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	68,996
Net Asset Value Per Share—
Institutional Shares	$81.72

ETF Shares—Net Assets
Applicable to 7,400,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	305,597
Net Asset Value Per Share—
ETF Shares	$41.30

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $381,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $381,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

24

Mega Cap 300 Growth Index Fund

Statement of Operations

Six Months Ended
February 28, 2010
($000)
Investment Income
Income
Dividends	2,837
Security Lending	1
Total Income	2,838
Expenses
The Vanguard Group—Note B
Investment Advisory Services	32
Management and Administrative—Institutional Shares	21
Management and Administrative—ETF Shares	115
Marketing and Distribution—Institutional Shares	10
Marketing and Distribution—ETF Shares	65
Custodian Fees	5
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	7
Total Expenses	255
Net Investment Income	2,583
Realized Net Gain (Loss) on Investment Securities Sold	53,089
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(3,935)
Net Increase (Decrease) in Net Assets Resulting from Operations	51,737

See accompanying Notes, which are an integral part of the Financial Statements.

25

Mega Cap 300 Growth Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,583	4,621
Realized Net Gain (Loss)	53,089	(47,518)
Change in Unrealized Appreciation (Depreciation)	(3,935)	22,156
Net Increase (Decrease) in Net Assets Resulting from Operations	51,737	(20,741)
Distributions
Net Investment Income
Institutional Shares	(544)	(753)
ETF Shares	(2,986)	(2,928)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(3,530)	(3,681)
Capital Share Transactions
Institutional Shares	619	(32,148)
ETF Shares	(272,554)	397,215
Net Increase (Decrease) from Capital Share Transactions	(271,935)	365,067
Total Increase (Decrease)	(223,728)	340,645
Net Assets
Beginning of Period	598,321	257,676
End of Period[1]	374,593	598,321
1 Net Assets—End of Period includes undistributed net investment income of $441,000 and $1,388,000.

See accompanying Notes, which are an integral part of the Financial Statements.

26

Mega Cap 300 Growth Index Fund

Financial Highlights

Institutional Shares
	Six Months	Year	April 3,
	Ended	Ended	2008[1] to
	February 28,	Aug. 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2010	2009	2008
Net Asset Value, Beginning of Period	$74.21	$91.10	$92.21
Investment Operations
Net Investment Income	.575	1.053	.343
Net Realized and Unrealized Gain (Loss) on Investments	7.593	(16.900)	(1.250)
Total from Investment Operations	8.168	(15.847)	(.907)
Distributions
Dividends from Net Investment Income	(.649)	(1.043)	(.203)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.649)	(1.043)	(.203)
Net Asset Value, End of Period	$81.72	$74.21	$91.10

Total Return	11.01%	-17.25%	-0.99%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$69	$62	$97
Ratio of Total Expenses to Average Net Assets	0.11%[2]	0.11%	0.08%[2]
Ratio of Net Investment Income to Average Net Assets	1.30%[2]	1.59%	1.16%[2]
Portfolio Turnover Rate[3]	18%[2]	31%	9%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

27

Mega Cap 300 Growth Index Fund

Financial Highlights

ETF Shares
	Six Months	Year	Dec. 17,
	Ended	Ended	2007[1] to
	February 28,	Aug. 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2010	2009	2008
Net Asset Value, Beginning of Period	$37.50	$46.04	$49.10
Investment Operations
Net Investment Income	.285	.528	.237
Net Realized and Unrealized Gain (Loss) on Investments	3.839	(8.548)	(3.139)
Total from Investment Operations	4.124	(8.020)	(2.902)
Distributions
Dividends from Net Investment Income	(.324)	(.520)	(.158)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.324)	(.520)	(.158)
Net Asset Value, End of Period	$41.30	$37.50	$46.04

Total Return	11.02%	-17.28%	-5.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$306	$536	$161
Ratio of Total Expenses to Average Net Assets	0.13%[2]	0.13%	0.13%[2]
Ratio of Net Investment Income to Average Net Assets	1.28%[2]	1.57%	1.11%[2]
Portfolio Turnover Rate[3]	18%[2]	31%	9%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

28

Mega Cap 300 Growth Index Fund

Notes to Financial Statements

Vanguard Mega Cap 300 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative and service criteria and invest a minimum amount of $5 million. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2009), and for the period ended February 28, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

29

Mega Cap 300 Growth Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2010, the fund had contributed capital of $74,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.03% of

Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2010, the fund realized $54,843,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2009, the fund had available capital loss carryforwards totaling $7,258,000 to offset future net capital gains through August 31, 2017. In addition, the fund realized losses of $25,649,000 during the period from November 1, 2008, through August 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2010, the cost of investment securities for tax purposes was $358,120,000. Net unrealized appreciation of investment securities for tax purposes was $16,891,000, consisting of unrealized gains of $29,203,000 on securities that had risen in value since their purchase and $12,312,000 in unrealized losses on securities that had fallen in value since their purchase.

30

Mega Cap 300 Growth Index Fund

E. During the six months ended February 28, 2010, the fund purchased $98,789,000 of investment securities and sold $371,604,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2010		August 31, 2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	97	1	(32,901)	(235)
Issued in Lieu of Cash Distributions	544	7	753	12
Redeemed	(22)	—	—	—
Net Increase (Decrease)—Institutional Shares	619	8	(32,148)	(223)
ETF Shares
Issued	61,411	1,500	773,526	23,100
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(333,965)	(8,400)	(376,311)	(12,300)
Net Increase (Decrease)—ETF Shares	(272,554)	(6,900)	397,215	10,800

The amounts of Institutional Shares issued during the year ended August 31, 2009, are negative because they reflect the cancellation of $58,176,000 of purchases recorded during the prior fiscal period that were determined to have been processed incorrectly. Vanguard, as a transfer agent for the fund, offset any impact to the fund resulting from incorrectly processed shareholder transactions. Accordingly, the cancelled purchases had no impact to the fund’s net asset values per share or total returns.

G. In preparing the financial statements as of February 28, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

31

Mega Cap 300 Value Index Fund

Fund Profile

As of February 28, 2010

Share-Class Characteristics

	Institutional	ETF
	Shares	Shares
Ticker Symbol	VMVLX	MGV
Expense Ratio[1]	0.11%	0.13%
30-Day SEC Yield	2.44%	2.42%

Portfolio Characteristics
		MSCI US	DJ
		Large Cap	U.S. Total
		Value	Market
	Fund	Index	Index
Number of Stocks	163	164	4,178
Median Market Cap	$64.7B	$64.7B	$29.9B
Price/Earnings Ratio	17.2x	17.3x	21.5x
Price/Book Ratio	1.6x	1.6x	2.1x
Return on Equity	18.2%	18.2%	19.3%
Earnings Growth Rate	1.6%	1.5%	7.8%
Dividend Yield	2.8%	2.8%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	33%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		MSCI US	DJ
		Large Cap	U.S. Total
		Value	Market
	Fund	Index	Index
Consumer
Discretionary	6.7%	6.7%	10.7%
Consumer Staples	11.1	11.2	10.1
Energy	17.0	17.0	10.4
Financials	23.0	23.2	16.8
Health Care	13.0	12.9	12.7
Industrials	13.1	13.0	10.7
Information
Technology	2.7	2.7	18.4
Materials	1.9	1.9	3.9
Telecommunication
Services	5.6	5.6	2.7
Utilities	5.9	5.8	3.6

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil &
	Gas	6.8%
Procter & Gamble Co.	Household
	Products	4.1
General Electric Co.	Industrial
	Conglomerates	3.8
JPMorgan Chase & Co.	Diversified Financial
	Services	3.6
Bank of America Corp.	Diversified Financial
	Services	3.5
AT&T Inc.	Integrated
	Telecommunication
	Services	3.2
Chevron Corp.	Integrated Oil &
	Gas	3.2
Pfizer Inc.	Pharmaceuticals	3.1
Wells Fargo & Co.	Diversified Banks	2.9
Merck & Co. Inc.	Pharmaceuticals	2.5
Top Ten		36.7%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectuses dated December 28, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended February 28, 2010, the annualized expense ratios were 0.11% for Institutional Shares and 0.13% for ETF Shares.

32

Mega Cap 300 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 17, 2007, Through February 28, 2010

Note: For 2010, performance data reflect the six months ended February 28, 2010.

Average Annual Total Returns: Periods Ended December 31, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	3/5/2008	16.47%	-10.11%
ETF Shares	12/17/2007
Market Price		16.30	-12.78
Net Asset Value		16.47	-12.79

See Financial Highlights for dividend and capital gains information.

33

Mega Cap 300 Value Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.8%)
Consumer Discretionary (6.7%)
Walt Disney Co.	110,190	3,442
Home Depot Inc.	102,787	3,207
Time Warner Inc.	70,406	2,045
Comcast Corp. Class A	95,547	1,571
News Corp. Class A	112,802	1,508
Comcast Corp.	76,024	1,178
Time Warner Cable Inc.	21,276	993
Carnival Corp.	26,317	946
* Viacom Inc. Class B	21,812	647
Macy’s Inc.	25,391	486
CBS Corp. Class B	35,795	465
VF Corp.	5,373	416
Fortune Brands Inc.	9,079	398
Gap Inc.	14,804	318
DISH Network Corp. Class A	12,667	253
JC Penney Co. Inc.	6,340	175
* Sears Holdings Corp.	1,817	174
News Corp. Class B	10,277	162
		18,384
Consumer Staples (11.1%)
Procter & Gamble Co.	176,277	11,155
Coca-Cola Co.	81,741	4,309
Kraft Foods Inc.	105,177	2,990
Altria Group Inc.	124,956	2,514
Sysco Corp.	35,686	1,031
Archer-Daniels-Midland Co.	34,890	1,024
CVS Caremark Corp.	29,722	1,003
Kimberly-Clark Corp.	16,267	988
Kroger Co.	37,368	826
ConAgra Foods Inc.	26,824	656
Safeway Inc.	24,586	613
Reynolds American Inc.	10,504	555
Sara Lee Corp.	40,135	544
General Mills Inc.	6,924	499
HJ Heinz Co.	9,501	436
Molson Coors Brewing Co.
Class B	9,161	370
Lorillard Inc.	4,859	355

			Market
			Value•
		Shares	($000)
	Brown-Forman Corp. Class B	4,709	247
	Campbell Soup Co.	4,399	147
	Hershey Co.	3,405	135
			30,397
Energy (16.9%)
	Exxon Mobil Corp.	286,417	18,617
	Chevron Corp.	121,051	8,752
	ConocoPhillips	84,995	4,080
	Occidental Petroleum Corp.	31,813	2,540
	Apache Corp.	20,271	2,101
	Devon Energy Corp.	25,440	1,752
*	Transocean Ltd.	19,365	1,546
	Marathon Oil Corp.	42,734	1,237
	XTO Energy Inc.	22,713	1,038
	Chesapeake Energy Corp.	37,038	984
	Spectra Energy Corp.	39,000	850
	Williams Cos. Inc.	35,200	758
	Valero Energy Corp.	34,042	596
	Halliburton Co.	19,112	576
	Hess Corp.	6,221	366
	Noble Corp.	7,879	333
	Murphy Oil Corp.	3,868	201
			46,327
Financials (23.0%)
	JPMorgan Chase & Co.	237,752	9,978
	Bank of America Corp.	573,868	9,561
	Wells Fargo & Co.	293,079	8,013
	Goldman Sachs Group Inc.	29,481	4,609
*	Citigroup Inc.	830,872	2,825
	Morgan Stanley	73,777	2,079
	Bank of New York
	Mellon Corp.	72,617	2,071
	MetLife Inc.	49,373	1,797
	Travelers Cos. Inc.	32,946	1,733
	PNC Financial Services
	Group Inc.	31,223	1,678
	Prudential Financial Inc.	27,854	1,460
	Aflac Inc.	28,229	1,396
	BB&T Corp.	41,424	1,182
	Chubb Corp.	20,566	1,038

34

Mega Cap 300 Value Index Fund

			Market
			Value•
		Shares	($000)
	ACE Ltd.	20,297	1,015
	US Bancorp	40,406	994
	Allstate Corp.	30,767	961
	Simon Property Group Inc.	11,184	876
	Loews Corp.	20,725	756
	Marsh & McLennan Cos. Inc.	31,913	741
	Progressive Corp.	38,622	662
	Vornado Realty Trust	9,799	644
	Ameriprise Financial Inc.	15,435	618
	Annaly Capital
	Management Inc.	33,443	615
	AON Corp.	14,922	611
	Equity Residential	16,707	603
	Boston Properties Inc.	8,402	571
	Invesco Ltd.	25,941	508
	State Street Corp.	10,451	469
	SunTrust Banks Inc.	19,680	468
	Principal Financial Group Inc.	19,258	447
	NYSE Euronext	15,699	414
	Public Storage	4,990	410
	Hudson City Bancorp Inc.	28,703	388
	M&T Bank Corp.	4,634	359
*	Leucadia National Corp.	11,834	281
			62,831
Health Care (12.9%)
	Pfizer Inc.	486,889	8,545
	Merck & Co. Inc.	184,326	6,798
	Johnson & Johnson	83,269	5,246
	Bristol-Myers Squibb Co.	103,219	2,530
	UnitedHealth Group Inc.	70,071	2,373
	Eli Lilly & Co.	62,358	2,141
*	WellPoint Inc.	27,638	1,710
	Covidien PLC	30,106	1,479
*	Thermo Fisher Scientific Inc.	24,645	1,202
	Aetna Inc.	26,139	784
	Cardinal Health Inc.	21,941	745
*	Boston Scientific Corp.	91,023	704
	CIGNA Corp.	16,515	566
*	Forest Laboratories Inc.	18,290	546
			35,369
Industrials (13.1%)
	General Electric Co.	642,394	10,317
	United Technologies Corp.	53,708	3,687
	3M Co.	40,556	3,251
	Emerson Electric Co.	45,355	2,147
	General Dynamics Corp.	19,771	1,434
	Raytheon Co.	23,094	1,299
	Illinois Tool Works Inc.	25,669	1,168
	Norfolk Southern Corp.	22,198	1,142
	Honeywell International Inc.	28,382	1,140
	CSX Corp.	23,680	1,124
	Northrop Grumman Corp.	17,950	1,100
	Tyco International Ltd.	28,626	1,032
	Lockheed Martin Corp.	12,575	978
	Waste Management Inc.	28,049	926

		Market
		Value•
	Shares	($000)
United Parcel Service Inc.
Class B	14,954	878
Deere & Co.	12,778	732
Eaton Corp.	9,525	649
Republic Services Inc.
Class A	22,940	645
L-3 Communications
Holdings Inc.	7,005	640
Ingersoll-Rand PLC	19,273	615
FedEx Corp.	6,249	530
Cummins Inc.	5,807	330
		35,764
Information Technology (2.7%)
Intel Corp.	216,440	4,444
Corning Inc.	46,932	827
Xerox Corp.	81,670	765
Texas Instruments Inc.	26,441	645
Fidelity National Information
Services Inc.	19,029	429
Analog Devices Inc.	6,239	182
		7,292
Materials (1.9%)
EI du Pont de
Nemours & Co.	54,495	1,837
Dow Chemical Co.	34,526	977
Nucor Corp.	19,000	787
PPG Industries Inc.	10,103	622
Air Products & Chemicals Inc.	8,266	567
International Paper Co.	12,412	288
Mosaic Co.	3,267	191
		5,269
Telecommunication Services (5.6%)
AT&T Inc.	356,042	8,833
Verizon
Communications Inc.	171,469	4,961
CenturyTel Inc.	17,982	616
* Sprint Nextel Corp.	175,815	586
Qwest Communications
International Inc.	93,434	426
		15,422
Utilities (5.9%)
Exelon Corp.	39,761	1,722
Southern Co.	48,253	1,533
Dominion Resources Inc.	36,003	1,368
Duke Energy Corp.	78,623	1,286
FPL Group Inc.	23,650	1,097
American Electric
Power Co. Inc.	28,788	968
PG&E Corp.	22,382	938
Public Service Enterprise
Group Inc.	30,552	908
Entergy Corp.	11,430	868
FirstEnergy Corp.	18,406	711
Consolidated Edison Inc.	16,604	710
Sempra Energy	14,174	697

35

Mega Cap 300 Value Index Fund

		Market
		Value•
	Shares	($000)
PPL Corp.	22,748	648
Progress Energy Inc.	16,881	646
Edison International	18,724	611
Xcel Energy Inc.	27,619	575
Constellation Energy
Group Inc.	10,903	382
Ameren Corp.	14,334	354
		16,022
Total Investments (99.8%)
(Cost $271,518)		273,077
Other Assets and Liabilities (0.2%)
Other Assets		2,891
Liabilities		(2,283)
		608
Net Assets (100%)		273,685

At February 28, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	293,859
Undistributed Net Investment Income	1,179
Accumulated Net Realized Losses	(22,912)
Unrealized Appreciation (Depreciation)	1,559
Net Assets	273,685

Institutional Shares—Net Assets
Applicable to 1,123,449 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	77,893
Net Asset Value Per Share—
Institutional Shares	$69.33

ETF Shares—Net Assets
Applicable to 5,600,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	195,792
Net Asset Value Per Share—
ETF Shares	$34.96

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
See accompanying Notes, which are an integral part of the Financial Statements.

36

Mega Cap 300 Value Index Fund

Statement of Operations

Six Months Ended
February 28, 2010
($000)
Investment Income
Income
Dividends	4,091
Security Lending	15
Total Income	4,106
Expenses
The Vanguard Group—Note B
Investment Advisory Services	19
Management and Administrative—Institutional Shares	17
Management and Administrative—ETF Shares	62
Marketing and Distribution—Institutional Shares	11
Marketing and Distribution—ETF Shares	27
Custodian Fees	15
Shareholders’ Reports—Institutional Shares	3
Shareholders’ Reports—ETF Shares	7
Total Expenses	161
Expenses Paid Indirectly	(2)
Net Expenses	159
Net Investment Income	3,947
Realized Net Gain (Loss) on Investment Securities Sold	2,231
Change in Unrealized Appreciation (Depreciation) of Investment Securities	9,719
Net Increase (Decrease) in Net Assets Resulting from Operations	15,897

See accompanying Notes, which are an integral part of the Financial Statements.

37

Mega Cap 300 Value Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,947	6,197
Realized Net Gain (Loss)	2,231	(16,911)
Change in Unrealized Appreciation (Depreciation)	9,719	(1,817)
Net Increase (Decrease) in Net Assets Resulting from Operations	15,897	(12,531)
Distributions
Net Investment Income
Institutional Shares	(1,180)	(1,849)
ETF Shares	(2,852)	(3,745)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(4,032)	(5,594)
Capital Share Transactions
Institutional Shares	4,363	26,850
ETF Shares	24,349	74,049
Net Increase (Decrease) from Capital Share Transactions	28,712	100,899
Total Increase (Decrease)	40,577	82,774
Net Assets
Beginning of Period	233,108	150,334
End of Period[1]	273,685	233,108
1 Net Assets—End of Period includes undistributed net investment income of $1,179,000 and $1,264,000.

See accompanying Notes, which are an integral part of the Financial Statements.

38

Mega Cap 300 Value Index Fund

Financial Highlights

Institutional Shares
	Six Months	Year	March 5,
	Ended	Ended	2008[1] to
	February 28,	Aug. 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2010	2009	2008
Net Asset Value, Beginning of Period	$66.02	$83.69	$90.01
Investment Operations
Net Investment Income	1.035	2.135	1.124[2]
Net Realized and Unrealized Gain (Loss) on Investments	3.368	(17.658)	(6.444)
Total from Investment Operations	4.403	(15.523)	(5.320)
Distributions
Dividends from Net Investment Income	(1.093)	(2.147)	(1.000)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(1.093)	(2.147)	(1.000)
Net Asset Value, End of Period	$69.33	$66.02	$83.69

Total Return	6.68%	-18.29%	-5.96%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$78	$70	$53
Ratio of Total Expenses to Average Net Assets	0.11%[3]	0.11%	0.08%[3]
Ratio of Net Investment Income to Average Net Assets	2.90%[3]	3.66%	3.19%[3]
Portfolio Turnover Rate[4]	33%[3]	31%	12%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

39

Mega Cap 300 Value Index Fund

Financial Highlights

ETF Shares
	Six Months	Year	Dec. 17,
	Ended	Ended	2007[1] to
	February 28,	Aug. 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2010	2009	2008
Net Asset Value, Beginning of Period	$33.29	$42.21	$49.38
Investment Operations
Net Investment Income	.519	1.070	.886[2]
Net Realized and Unrealized Gain (Loss) on Investments	1.700	(8.915)	(7.560)
Total from Investment Operations	2.219	(7.845)	(6.674)
Distributions
Dividends from Net Investment Income	(.549)	(1.075)	(.496)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.549)	(1.075)	(.496)
Net Asset Value, End of Period	$34.96	$33.29	$42.21

Total Return	6.68%	-18.32%	-13.56%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$196	$163	$97
Ratio of Total Expenses to Average Net Assets	0.13%[3]	0.13%	0.13%[3]
Ratio of Net Investment Income to Average Net Assets	2.88%[3]	3.64%	3.14%[3]
Portfolio Turnover Rate[4]	33%[3]	31%	12%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

40

Mega Cap 300 Value Index Fund

Notes to Financial Statements

Vanguard Mega Cap 300 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional

Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative and service criteria and invest a minimum amount of $5 million. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for

U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2009), and for the period ended February 28, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2010, the fund had contributed capital of $54,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.02% of

Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

41

Mega Cap 300 Value Index Fund

C. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended February 28, 2010, custodian fee offset arrangements reduced the fund’s expenses by $2,000 (an annual rate of 0.00% of average net assets).

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2010, the fund realized $4,496,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2009, the fund had available capital loss carryforwards totaling $851,000 to offset future net capital gains through August 31, 2017. In addition, the fund realized losses of $19,616,000 during the period from November 1, 2008, through August 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2010, the cost of investment securities for tax purposes was $271,518,000. Net unrealized appreciation of investment securities for tax purposes was $1,559,000, consisting of unrealized gains of $19,947,000 on securities that had risen in value since their purchase and $18,388,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 28, 2010, the fund purchased $82,610,000 of investment securities and sold $54,587,000 of investment securities, other than temporary cash investments.

42

Mega Cap 300 Value Index Fund

G. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2010		August 31, 2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	7,914	115	32,907	536
Issued in Lieu of Cash Distributions	1,180	17	1,849	31
Redeemed	(4,731)	(69)	(7,906)	(143)
Net Increase (Decrease)—Institutional Shares	4,363	63	26,850	424
ETF Shares
Issued	41,704	1,200	123,860	4,200
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(17,355)	(500)	(49,811)	(1,600)
Net Increase (Decrease)—ETF Shares	24,349	700	74,049	2,600

H. In preparing the financial statements as of February 28, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

43

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

44

Six Months Ended February 28, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	8/31/2009	2/28/2010	Period
Based on Actual Fund Return
Mega Cap 300 Index Fund
Institutional Shares	$1,000.00	$1,087.84	$0.57
ETF Shares	1,000.00	1,087.54	0.67
Mega Cap 300 Growth Index Fund
Institutional Shares	$1,000.00	$1,110.13	$0.58
ETF Shares	1,000.00	1,110.16	0.68
Mega Cap 300 Value Index Fund
Institutional Shares	$1,000.00	$1,066.82	$0.56
ETF Shares	1,000.00	1,066.85	0.67
Based on Hypothetical 5% Yearly Return
Mega Cap 300 Index Fund
Institutional Shares	$1,000.00	$1,024.25	$0.55
ETF Shares	1,000.00	1,024.15	0.65
Mega Cap 300 Growth Index Fund
Institutional Shares	$1,000.00	$1,024.25	$0.55
ETF Shares	1,000.00	1,024.15	0.65
Mega Cap 300 Value Index Fund
Institutional Shares	$1,000.00	$1,024.25	$0.55
ETF Shares	1,000.00	1,024.15	0.65

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Mega Cap 300 Index Fund, 0.11% for Institutional Shares and 0.13% for ETF Shares; for the Mega Cap 300 Growth Index Fund, 0.11% for Institutional Shares and 0.13% for ETF Shares; and for the Mega Cap 300 Value Index Fund, 0.11% for Institutional Shares and 0.13% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

45

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

46

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

47

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 161 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years: Chairman
Born 1957. Trustee Since July 2009. Chairman of the	and Chief Executive Officer (retired 2009) and
Board. Principal Occupation(s) During the Past Five	President (2006–2008) of Rohm and Haas Co.
Years: Chairman of the Board of The Vanguard Group,	(chemicals); Board Member of American Chemistry
Inc., and of each of the investment companies served	Council; Director of Tyco International, Ltd. (diversified
by The Vanguard Group, since January 2010; Director	manufacturing and services) and Hewlett-Packard Co.
of The Vanguard Group since 2008; Chief Executive	(electronic computer manufacturing); Trustee of The
Officer and President of The Vanguard Group and of	Conference Board.
each of the investment companies served by The
Vanguard Group since 2008; Director of Vanguard	Amy Gutmann
Marketing Corporation; Managing Director of The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group (1995–2008).	Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.
Browne Distinguished Professor of Political Science
Independent Trustees	in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Emerson U. Fullwood	nication and the Graduate School of Education of
Born 1948. Trustee Since January 2008. Principal	the University of Pennsylvania; Director of Carnegie
Occupation(s) During the Past Five Years: Executive	Corporation of New York, Schuylkill River Development
Chief Staff and Marketing Officer for North America	Corporation, and Greater Philadelphia Chamber of
and Corporate Vice President (retired 2008) of Xerox	Commerce; Trustee of the National Constitution Center.
Corporation (document management products and
services); Director of SPX Corporation (multi-industry
manufacturing), the United Way of Rochester, the
Boy Scouts of America, Amerigroup Corporation
(managed health care), and Monroe Community
College Foundation.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the
Maxwell School of Citizenship and Public Affairs	Kathryn J. Hyatt
at Syracuse University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal
F. Joseph Loughrey	of The Vanguard Group, Inc.; Treasurer of each of
Born 1949. Trustee Since October 2009. Principal	the investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President	Group since 2008; Assistant Treasurer of each of the
and Chief Operating Officer since 2005 (retired 2009)	investment companies served by The Vanguard Group
and Vice Chairman of the Board (2008–2009) of	(1988–2008).
Cummins Inc. (industrial machinery); Director of
SKF AB (industrial machinery), Hillenbrand, Inc.	Heidi Stam
(specialized consumer services), Sauer-Danfoss Inc.	Born 1956. Secretary Since July 2005. Principal
(machinery), the Lumina Foundation for Education,	Occupation(s) During the Past Five Years: Managing
and the Columbus Community Education Coalition;	Director of The Vanguard Group, Inc., since 2006;
Chairman of the Advisory Council for the College of	General Counsel of The Vanguard Group since 2005;
Arts and Letters at the University of Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005;
Occupation(s) During the Past Five Years: George	Principal of The Vanguard Group (1997–2006).
Gund Professor of Finance and Banking at the Harvard
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Deputy Chairman	Chairman Emeritus and Senior Advisor
of the Federal Reserve Bank of Cleveland; Trustee
of University Hospitals of Cleveland, The Cleveland	John J. Brennan
Museum of Art, and Case Western Reserve University.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	Founder
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);	John C. Bogle
President of Corning Technologies (2001–2005);	Chairman and Chief Executive Officer, 1974–1996
Director of Corning Incorporated and Dow Corning;
Trustee of the Corning Incorporated Foundation and
the Corning Museum of Glass; Overseer of the
Amos Tuck School of Business Administration at
Dartmouth College.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	The funds or securities referred to herein are not
sponsored, endorsed, or promoted by MSCI, and MSCI
Direct Investor Account Services > 800-662-2739	bears no liability with respect to any such funds or
securities. For any such funds or securities, the
Institutional Investor Services > 800-523-1036	prospectus or the Statement of Additional Information
contains a more detailed description of the limited
Text Telephone for People	relationship MSCI has with The Vanguard Group and
With Hearing Impairment > 800-749-7273	any related funds.

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
Vanguard at 800-662-2739. The guidelines are also
available from the SEC’s website, www.sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q8282 042010

Item 2: Not Applicable.

Item 3: Not Applicable.

Item 4: Not Applicable.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WORLD FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: April 15, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WORLD FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: April 15, 2010

VANGUARD WORLD FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: April 15, 2010

*By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on July 24, 2009, see File Number 2-88373, and a Power of Attorney filed on October 16, 2009, see File Number 2-52698, both Incorporated by Reference.